Filed with the Securities and Exchange Commission on February 9, 2006

Registration No. 333-96577	Investment Company Act No. 811-5438

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

Registration Statement

under

The Securities Act of 1933

Post-Effective No. 12

and

Registration Statement

under

The Investment Company Act of 1940

Amendment No. 129

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

(Exact Name of Registrant)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

(Name of Depositor)

ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

(Address of Depositor’s Principal Executive Offices)

(203) 926-1888

(Depositor’s Telephone Number)

JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER

One Corporate Drive, Shelton, Connecticut 06484

(Name and Address of Agent for Service of Process)

Copy To:

ROBIN WAGNER, ESQ.

VICE PRESIDENT AND CORPORATE COUNSEL

One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on pursuant to paragraph (a) (1) of Rule 485

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485

☐	on pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contacts.

ASAP III

NOTE:

Registrant is filing this Post-Effective Amendment No. 12 to the Registration Statement for the purpose of including in the Registration Statement a Statement of Additional Information Supplement dated February 9, 2006 and the March 20, 2006 Prospectus and Statement of Additional Information. The prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 9 filed with the SEC on April 18, 2005 as supplemented November 16, 2005 and January 13, 2006, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

Supplement to Statement of Additional Information Dated May 2, 2005

Supplement dated February 9, 2006

Supplement dated February 9, 2006 to the May 2, 2005 Statement of Additional Information (“SAI”) for the following annuity products: American Skandia Advisor Plan III, Stagecoach Advisor Plan III, Optimum Annuity, American Skandia XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus, American Skandia LifeVest® II, American Skandia APEX II, Stagecoach APEX II, Optimum Four, Advisors Choice ®2000, American Skandia Variable Immediate Annuity and American Skandia Variable Adjustable Immediate Annuity, as previously supplemented.

This Supplement should be read and retained with the current SAI for your annuity contract issued by American Skandia Life Assurance Corporation (“American Skandia”). This Supplement is intended to update certain information in the SAI for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus or SAI, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement solely to replace the financial statements of American Skandia Life Assurance Corporation (the depositor) and the report of the independent registered public accounting firm thereon appearing within the statement of additional information for each of the above-referenced annuities with the depositor financial statements included in this supplement. In all other respects, the information contained within the statements of additional information for the above-referenced annuities remains in effect and is not otherwise superseded.

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 10-K/A
                                 ANNUAL REPORT

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2004 and 2003

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page No.
                                                                          --------

Financial Statements

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

Report of Independent Registered Public Accounting Firm
                                                                           F - 2

Consolidated Financial Statements:

   Consolidated Statements of Financial Position
   December 31, 2004 and 2003                                              F - 4

   Consolidated Statements of Operations and Comprehensive Income
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 5

   Consolidated Statements of Stockholder's Equity
   Year ended December 31,2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 6

   Consolidated Statements of Cash Flows (restated)
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 7

   Notes to Consolidated Financial Statements                              F - 8

                                      F-1

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period
January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the period January 1, 2003 through April 30, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American
Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of
Prudential Financial, Inc., effective May 1, 2003) at December 31, 2004 and
December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2004 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by
Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and
for Separate Accounts."

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the year ended December 31, 2004 and the eight months ended December 31, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
March 17, 2005, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

                                      F-2

                  Report of Registered Public Accounting Firm

To the Board of Directors and Stockholder of

   American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows of American Skandia Life
Assurance Corporation (the Company) for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of
American Skandia Life Assurance Corporation for the year ended December 31,
2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial
Accounting Standards No. 142, Goodwill and Other Intangible Assets.

As discussed in Note 2, the statement of cash flows for the year ended
December 31, 2002 has been restated.

                                                              ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003,
except for the effect on the 2002 statement of cash
flows described in Note 2, for which the date is
February 9, 2006

                                      F-3

American Skandia Life Assurance Corporation

Consolidated Statements of Financial Position
December 31, 2004 and 2003 (in thousands)

                                                        2004          2003
                                                    ------------  ------------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2004: $1,737,949; 2003:
  $427,705)                                         $  1,771,976  $    425,231
Trading account assets, at fair value                     47,316        59,485
Equity securities available for sale, at fair value
  (cost of $11,238)                                       11,567             -
Policy loans                                              10,323         8,371
Short-term investments                                   423,971        39,587
                                                    ------------  ------------
   Total investments                                   2,265,153       532,674
Cash and cash equivalents                                 72,854         6,300
Deferred policy acquisition costs                        300,901       122,572
Accrued investment income                                 22,321         3,969
Reinsurance recoverable                                        -         3,819
Receivables from Parent and affiliates                     5,098         3,200
Income taxes receivable                                  244,932       222,422
Valuation of business acquired                           234,167       402,169
Deferred purchase credits                                144,395        70,188
Other assets                                              53,332        24,380
Separate account assets                               26,984,413    25,817,612
                                                    ------------  ------------
TOTAL ASSETS                                        $ 30,327,566  $ 27,209,305
                                                    ============  ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                     $  1,411,483  $    132,234
Future policy benefits and other policyholder
  liabilities                                             51,078        13,681
Payables to Parent and affiliates                         24,182        16,396
Cash collateral for loaned securities                    291,299             -
Securities sold under agreements to repurchase            33,373        20,850
Short-term borrowing                                     140,363       116,000
Long-term borrowing                                      135,000             -
Future fees payable to American Skandia, Inc.
  ("ASI")                                                200,597       307,879
Other liabilities                                        368,308       208,156
Separate account liabilities                          26,984,413    25,817,612
                                                    ------------  ------------
Total liabilities                                     29,640,096    26,632,808
                                                    ------------  ------------
Contingencies (See Note 12)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                       2,500         2,500
Additional paid-in capital                               484,425       485,100
Retained earnings                                        180,759        90,856
Deferred compensation                                       (904)         (360)
Accumulated other comprehensive income (loss)             20,690        (1,599)
                                                    ------------  ------------
Total stockholder's equity                               687,470       576,497
                                                    ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                            $ 30,327,566  $ 27,209,305
                                                    ============  ============

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-4

American Skandia Life Assurance Corporation

Consolidated Statements of Operations and Comprehensive Income
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and
Year ended December 31, 2002 (in thousands)

                                            Successor   Successor   Predecessor Predecessor
                                            ---------  ------------ ----------- -----------
                                                       Eight months Four months
                                                          ended        ended
                                                       December 31,  April 30,
                                              2004         2003        2003        2002
                                            ---------  ------------ ----------- -----------
REVENUES

Premiums                                    $  17,568    $  7,439    $  2,496   $    3,895
Policy charges and fee income                 358,533     241,955     109,213      363,420
Net investment income (losses)                 90,459      26,707      (1,289)      18,415
Realized investment (losses) gains, net        (8,409)       (472)     (4,601)      22,189
Asset management fees                         112,100      66,108      28,092       97,650
Other income                                    5,331       7,862         618        1,945
                                            ---------    --------    --------   ----------
Total revenues                                575,582     349,599     134,529      507,514
                                            ---------    --------    --------   ----------
BENEFITS AND EXPENSES

Policyholders' benefits                        86,948      43,680      23,946       60,415
Interest credited to policyholders' account
  balances                                     80,120       4,689      13,693       83,911
General, administrative and other expenses    264,514     159,973      97,640      631,255
                                            ---------    --------    --------   ----------
Total benefits and expenses                   431,582     208,342     135,279      775,581
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE INCOME TAXES AND
  CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           144,000     141,257        (750)    (268,067)
                                            ---------    --------    --------   ----------
Income tax expense (benefit)                   37,019      50,401      (8,544)    (102,810)
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           106,981      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Cumulative effect of accounting change, net
  of taxes                                    (17,079)          -           -            -
                                            ---------    --------    --------   ----------
NET INCOME (LOSS)                              89,903      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Other comprehensive income(loss), net of
  taxes                                        21,341      (1,599)       (269)      10,930
                                            ---------    --------    --------   ----------
COMPREHENSIVE INCOME (LOSS)                 $ 111,244    $ 89,257    $  7,525   $ (154,327)
                                            =========    ========    ========   ==========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-5

American Skandia Life Assurance Corporation

Consolidated Statements of Stockholder's Equity
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2002 (in thousands)

                                                                                                   Accumulated
                                                               Additional                             other         Total
                                                       Common  paid-in -   Retained    Deferred   comprehensive stockholder's
                                                       Stock    capital    earnings  compensation    income        equity
                                                       ------- ---------- ---------  ------------ ------------- -------------
Balance, December 31, 2001 (Predecessor)               $ 2,500 $ 335,329  $ 239,078     $    -      $    761      $ 577,668

Net loss                                                     -         -   (165,257)         -             -       (165,257)
Capital contributions                                        -   259,720          -          -             -        259,720
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -          (630)          (630)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        11,560         11,560
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2002 (Predecessor)                 2,500   595,049     73,821          -        11,691        683,061

Net income                                                   -         -      7,794          -             -          7,794
Capital contributions                                        -     2,183          -          -             -          2,183
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -           615            615
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -          (884)          (884)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, April 30, 2003 (Predecessor)                    2,500   597,232     81,615          -        11,422        692,769

Acquisition purchase accounting adjustments (See
  Footnote 4)                                                -  (112,187)   (81,615)         -       (11,422)      (205,224)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)                                            2,500   485,045          -          -             -        487,545

Net income                                                   -         -     90,856          -             -         90,856
Stock-based compensation                                     -        55          -          -             -             55
Deferred compensation program                                -         -          -       (360)            -           (360)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        (1,599)        (1,599)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2003 (Successor)                   2,500   485,100     90,856       (360)       (1,599)       576,497

Net income                                                                   89,903                                  89,903
Purchase of fixed maturities from an affiliate, net of
  taxes                                                      -      (948)         -          -           948              -
Stock-based compensation                                             273                                                273
Deferred compensation program                                                             (544)                        (544)
Change in net unrealized investment gains                                                             21,341         21,341
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2004 (Successor)                 $ 2,500 $ 484,425  $ 180,759     $ (904)     $ 20,690      $ 687,470
                                                       ======= =========  =========     ======      ========      =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respect.

                                      F-6

American Skandia Life Assurance Corporation

Consolidated Statements of Cash Flows (restated)
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2003 (in thousands)

                                                                            Successor    Successor   Predecessor Predecessor
                                                                           -----------  ------------ ----------- -----------
                                                                                        Eight months Four months
                                                                                           ended        ended
                                                                                        December 31,  April 30,
                                                                              2004          2003        2003        2002
                                                                           -----------  ------------ ----------- -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                          $    89,903   $  90,856    $   7,794   $(165,257)
Adjustments to reconcile net income (loss) to net cash from (used in)
  operating activities:
   Realized investment losses (gains), net                                       8,409         472        4,601     (22,189)
   Amortization and depreciation                                                46,765      58,447        5,288      21,649
   Cumulative effect of accounting change, net of taxes                         17,079           -            -           -
   Interest credited to policyholders' account balances                         70,331         967          222           -
   Change in:
       Policy reserves                                                          34,361       6,580        4,288       3,293
       Accrued investment income                                                 6,035         515         (288)        541
       Trading account assets                                                   14,017      13,969            -           -
       Net receivable/payable to Parent and affiliates                           5,888      13,509          124     (98,339)
       Deferred sales inducements                                              (74,087)    (70,188)           -           -
       Deferred policy acquisition costs                                      (177,935)   (122,572)     (12,601)    265,737
       Income taxes (receivable) payable                                       (24,826)     (3,030)        (464)     37,084
       Other, net                                                               85,956      68,634       (3,588)   (169,312)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Operating Activities                                 101,896      58,159        5,376    (126,793)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities available for sale    2,580,125      75,101      131,628     367,263
   Payments for the purchase of fixed maturities available for sale         (2,196,424)   (103,237)    (135,885)   (388,053)
   Proceeds from the sale of shares in equity securities                             -           -       10,955      34,220
   Payments for the purchase of shares in equity securities and dividend
     reinvestments                                                                   -           -      (24,809)    (49,713)
   Proceeds from the sale/maturity of policy loans                                   -           -            -           -
   Payments for the issuance of policy loans                                    (1,952)       (774)         (38)     (1,000)
   Other short-term investments, net                                          (377,888)    (39,587)       1,019      26,958
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Investing Activities                                   3,861     (68,497)     (17,130)    (10,325)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Capital contribution                                                              -           -        2,183     259,720
   Paid in capital transaction associated with the purchase of fixed
     maturities from an affiliate                                                 (948)          -            -           -
   Decrease in future fees payable to ASI, net                                (107,282)    (80,393)     (63,343)    (91,223)
   Cash collateral for loaned securities                                       291,299           -            -           -
   Securities sold under agreement to repurchase                                12,523      20,850            -           -
   Net increase in long-term borrowing                                         135,000           -            -           -
   Net increase in short-term borrowing                                         24,363      71,000       35,000           -
   Drafts outstanding                                                          103,736     (45,853)     (14,362)     35,430
   Pay down of surplus notes                                                         -           -            -     (34,000)
Policyholder's account balances
   Deposits                                                                     66,268      42,361       77,003     192,263
   Withdrawals                                                                (564,162)    (71,498)     (63,357)   (137,333)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Financing Activities                                 (39,023)    (63,533)     (26,876)    224,857
                                                                           -----------   ---------    ---------   ---------
   Net (decrease) increase in cash and cash equivalents                         66,554     (73,871)     (38,630)     87,739
   Change in foreign currency translation, net                                       -           -          947        (970)
   Cash and cash equivalents, beginning of period                                6,300      80,171      117,854      31,085
                                                                           -----------   ---------    ---------   ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $    72,854   $   6,300    $  80,171   $ 117,854
                                                                           ===========   =========    =========   =========
   Income taxes paid (received)                                            $    39,199   $     877    $      13   $ (40,823)
                                                                           ===========   =========    =========   =========
   Interest paid (received)                                                $    11,261   $  14,454    $  (7,788)  $  23,967
                                                                           ===========   =========    =========   =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-7

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

1. BUSINESS

American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of
Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.
The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial.
On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("SICL"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential
Financial would acquire the Company and certain of its affiliates (the
"Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining
10% of SUSI's outstanding common stock (see Notes 4 and 6 for additional information on the Acquisition).

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia
Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida,
S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in
Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of
December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to SICL on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of
Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The
Company expects to maintain statutory capital above 300% of Company Action
Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the
Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2004 and eight months ended December 31,
2003. The Company received capital contributions of $2.2 million and $259.7 million during the four months ended April 30, 2003 and year ended December 31,
2002, respectively. Of this, $1.3 million and $4.5 million, received during the four months ended April 30, 2003 and year ended December 31, 2002, was used to support its investment in Skandia Vida.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31,
2004, 2003 and 2002 have been restated to reflect the following:

Interest credited to policyholder's account balances, previously classified within "Change in contractowner accounts" within cash flows from financing activities, is now reported as a component of cash flows from operating activities.

Changes in trading account assets, previously classified within "Proceeds from the sale of equity securities" and "Payments for the purchase of shares in equity" within cash flows from investing activities have been reclassified to cash flows from operating activities in "adjustments to reconcile net income to cash provided by operating activities".

The net change in the policy loans receivable, previously reported in cash flows operating activities, is now reported as a component of cash flows of investing activities.

Changes related to stock based compensation and deferred compensation programs, previously classified within cash flows from financing activities, have been reclassified to cash flows from operating activities within "Other, net".

                                      F-8

As a result of the restatements, previously reported cash flows from (used in)
operating activities, cash flows from (used in) investing activities and cash flows from (used in) financing activities were increased or reduced for the year ended December 31, 2005, the eight months ended December 31, 2003, the four months ended April 2003, and the year ended December 31, 2002 as follows:

                                                         8 months ended 4 months ended
                                                          December, 21    April 30,
                                                 2004         2003           2003         2002
                                               --------  -------------- -------------- ---------
Cash flows from (used in) operating activities
   As originally reported                      $ 15,867     $ 42,754       $  5,116    $(127,793)
   Impact of restatements                        86,029       15,405            260         1000
   Revised for restatements                     101,896       58,159          5,376     (126,793)

Cash flows from (used in) investing activities
   As originally reported                      $ 19,830     $(53,754)      $(17,092)   $  (9,325)
   Impact of restatements                       (15,969)     (14,743)           (38)      (1,000)
   Revised for restatements                       3,861      (68,497)       (17,130)     (10,325)

Cash flows from (used in) financing activities
   As originally reported                      $ 30,857     $(62,871)      $(26,654)   $ 224,857
   Impact of restatements                       (70,060)        (662)          (222)           -
   Revised for restatements                     (39,203)     (63,533)       (26,876)     224,857

The restatements had no impact on the total change in cash and cash equivalents within the Statements of Cash Flows or on the Statements of Operations or
Statements of Financial Position.

Basis of presentation

The consolidated financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs
("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at fair value.
The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

                                      F-9

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, trading, as of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available -for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. Prior to
May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss)
income", net of income taxes. These equity securities were fair valued on
May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Derivative Financial Instruments

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and
Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the
Company.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value"
hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2004, 2003 and 2002 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the
Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract)
and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in
"Realized investment gains (losses), net."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment (losses) gains, net". In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the
Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

                                     F-10

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

As asset growth rates, during 2002 and 2001, were far below the Company's long-term assumption, the adjustment to the short-term asset growth rate had risen to a level, before being capped, that in management's opinion was excessive in the current market environment. Based on an analysis of those short-term rates, the related estimates of future gross profits and an impairment study, management of the Company determined that the short-term asset growth rate should be reset to the level of the long-term growth rate expectation as of September 30, 2002. This resulted in an acceleration of amortization of approximately $206.0 million during 2002.

Throughout 2002, the Company also updated its future estimated gross profits with respect to certain mortality assumptions reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72.0 million.

Securities sold under agreements to repurchase and securities lending transactions

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities.
Securities borrowed or loaned are collateralized principally by cash or U.S.
government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

                                     F-11

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income."
Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American
Skandia Trust co-managed by American Skandia Investment Services, Incorporated
("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Operations and
Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

Included in "Separate account liabilities" are reserves of $1.8 billion at
December 31, 2003 relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of return. Prior to the adoption of
SOP 03-1, these reserves were calculated using the Commissioners Annuity
Reserve Valuation Method. "Separate account assets" of $1.8 billion at
December 31, 2003, consisting of fixed maturities, equity securities, short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account, are held in support of these annuity obligations, pursuant to state regulation.

Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred purchase credits

The Company provides sales inducements to contract holders, which reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Prior to May 1, 2003, the Company deferred certain bonus credits applied to contract holder deposits. The credit was reported as a contract holder liability within "Separate account liabilities" and the deferred expense was reported as a component of "Other assets". As the contract holder must keep the contract in-force for 10 years to earn the bonus credit, the Company amortized the deferred expense on a straight-line basis over 10 years. If the contract holder surrenders the contract or the contract holder dies prior to the end of
10 years, the bonus credit is returned to the Company. This component of the bonus credit was amortized in proportion to expected surrenders and mortality.
As of December 31, 2003 and 2002, the unearned performance credit asset was $0 and $83.3 million, respectively. The deferred bonus credit asset was assigned a fair value of zero as part of purchase accounting. Updated versions of the
Company's core products no longer contain this feature.

                                     F-12

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

"Other assets" consists primarily of a receivable from SICL and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million at December 31, 2003. Due to the adoption of SFAS No. 142
"Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of
December 31, 2004, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders'
account balances also include provision for benefits under non-life contingent payout annuities.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender. Annual maintenance fees are earned ratably throughout the year.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder.
Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

For the years ended December 31, 2003 and 2002, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Consolidated Statements of Operations and Comprehensive Income. Benefit
reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account
"Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

                                     F-13

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In additon, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year.
Reserves for contracts without life contingencies are included in
"Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.50% to 8.25% at December 31,
2004 and 2003.

Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in
"Separate account liabilities".

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit ("GMDB") exceeds the current account value at the time of death, the
Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs. GMDB and living benefit guarantees offered by the
Company are discussed in further detail in Note 7.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Prior to the acquisition, the financial position and results of operations of
Skandia Vida were measured using local currency as the functional currency.
Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Consolidated Statements of
Operations and Comprehensive Income.

Income taxes

Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the consolidated federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue
Code, the Company will not be eligible to join in the filing of the Prudential
Financial consolidated federal income tax return until 2009. As a result, the
Company will file a separate federal tax return through 2008. In addition, the
Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

                                     F-14

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS
No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003.
Accordingly, results of operations of the Company for the year ended
December 31, 2004 and eight months ended December 31, 2003, include costs of
$742 thousand and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at
December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25
"Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging
Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments
That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

New accounting pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1,
"The Meaning of Other-Than-Temporary Impairment and its Application to Certain
Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP")
EITF 03-1-1, which defers the effective date of a substantial portion of EITF
03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable
Interest Entities," which revised the original FIN No. 46 guidance issued in
January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the
VIE's expected residual returns. On December 31, 2003, the Company adopted FIN
No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the
Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The adoption of FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the
American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises
for Certain Nontraditional Long-Duration Contracts and for Separate Accounts".
AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes"
in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The
Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes"
of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in
"separate account liabilities" were reclassified resulting in increases in
"policyholders' account balances," as well as changes in other non-separate account liabilities.

                                     F-15

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2004, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2004, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline.
Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to
"cumulative assessments" through the balance sheet date, and then subtracting
"cumulative excess payments" from that date. The GMDB reserve as of
December 31, 2004 amounted to $26.4 million. See Note 7 for further details.

In addition to establishing a liability associated with the GMDB feature, SOP
03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP
03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates.
However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS
No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. The Company applied the new rules on the accounting for goodwill and other intangible assets in the first quarter of
2002. The adoption of SFAS 142 did not have a significant impact on the
Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial
Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and
Disclosure Requirements for Guarantees, Including Indirect Guarantees of
Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the
Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

                                     F-16

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                    2004
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies                                                                    $   45,824  $   271    $   (25)  $   46,070
   States, municipalities and political subdivisions                                 84,953    1,550       (178)      86,325
   Mortgage-backed securities                                                        54,653       30        (67)      54,616
   Public utilities                                                                 200,335    4,727       (415)     204,647
   All other corporate bonds                                                      1,352,184   30,055     (1,921)   1,380,318
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $1,737,949  $36,633    $(2,606)  $1,771,976
                                                                                 ==========  =======    =======   ==========
Equity securities available for sale                                             $   11,238  $   329    $     -   $   11,567
                                                                                 ==========  =======    =======   ==========

                                                                                                    2003
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
   U.S. government corporations and agencies                                     $  101,843  $   115    $  (500)  $  101,458
   States, municipalities and political subdivisions                                164,590       47     (1,434)     163,203
   Mortgage-backed securities                                                         2,638        9          -        2,647
   Public utilities                                                                  11,192       47       (123)      11,116
   All other corporate bonds                                                        147,442      501     (1,136)     146,807
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $  427,705  $   719    $(3,193)  $  425,231
                                                                                 ==========  =======    =======   ==========

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                        Available for sale
                                       ---------------------
                                       Amortized
                                         Cost     Fair value
                                       ---------- ----------
                                          (in thousands)
Due in one year or less                $   43,444 $   43,555
Due after one year through five years     841,488    850,578
Due after five years through ten years    671,256    692,892
Due after ten years                       127,108    130,335
Mortgage-backed securities                 54,653     54,616
                                       ---------- ----------
Total                                  $1,737,949 $1,771,976
                                       ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

                                     F-17

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, were $2.5 billion, $7.7 million, $129.0 million and $367.2 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002, were $51.1 million, $67.4 million, $2.6 million and $50 thousand, respectively. Gross gains of $9.0 million, $430 thousand, $5.6 million and $8.2 million, and gross losses of
$18.1 million, $386 thousand, $150 thousand and $4.5 million were realized on those sales during the year ended December 31, eight months ended December 31,
2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with
Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income".

Investment Income and Investment Gains and Losses

Net investment income (loss) arose from the following sources for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002:

                                                            Successor                  Predessor
                                               ----------------------------------  -----------------
                                                                                     Four
                                                                                    months
                                                                   Eight months      ended
                                                  Year ended           ended       April 30,
                                               December 31, 2004 December 31, 2003   2003      2002
                                               ----------------- ----------------- --------- -------
                                                                   (in thousands)
Fixed maturities - available for sale               $89,930           $ 7,547       $ 5,342  $18,015
Fixed, market value adjusted investment return           (3)           20,713        (6,350)     482
Equity securities - available for sale                  703                 -           412      809
Policy loans                                            547               335           101      403
Short-term investments and cash equivalents           4,903               230           319    1,116
                                                    -------           -------       -------  -------
Gross investment income (loss)                       96,080            28,825          (176)  20,825
   Less: investment expenses                         (5,621)           (2,118)       (1,113)  (2,410)
                                                    -------           -------       -------  -------
Net investment income (loss)                        $90,459           $26,707       $(1,289) $18,415
                                                    =======           =======       =======  =======

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 were from the following sources:

                                                     Successor                  Predecessor
                                        ----------------------------------  ------------------
                                                                              Four
                                                                             months
                                                            Eight months      ended
                                           Year ended           ended       April 30,
                                        December 31, 2004 December 31, 2003   2003      2002
                                        ----------------- ----------------- --------- --------
                                                            (in thousands)
Fixed maturities                             $9,071             $  44        $ 5,465  $  3,746
Equity securities - available for sale            -                 -           (809)  (13,362)
Derivatives                                    (662)             (516)        (8,835)   31,803
Sale of Skandia Vida                              -                 -           (422)        -
Other                                             -                 -              -         2
                                             ------             -----        -------  --------
Realized investment (losses) gains, net      $8,409             $(472)       $(4,601) $ 22,189
                                             ======             =====        =======  ========

                                     F-18

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of
"Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                  Deferred
                                                                                   Policy
                                                                                 Acquisition
                                                                                  Costs and               Deferred
                                                                  Unrealized      Valuation    Foreign   income tax
                                                               gains (losses) on of Business  currency   (liability)
                                                                  investments     Acquired   translation   benefit
                                                               ----------------- ----------- ----------- -----------
                                                                                             (in thousands)
Balance, January 1, 2002 (Predecessor)                             $  1,146        $     -      $  23     $   (408)
Net investment gains on investments arising during the period        16,053              -          -       (5,619)
Reclassification adjustment for losses included in net income         1,732              -          -         (606)
Net investment losses on foreign currency translation during
  the period                                                              -              -       (969)         339
                                                                   --------        -------      -----     --------
Balance, December 31, 2002 (Predecessor)                             18,931              -       (946)      (6,294)
Net investment gains on investments arising during the period         3,861              -          -       (1,345)
Reclassification adjustment for gains included in net income         (5,231)             -          -        1,831
Net investment gains on foreign currency translation during
  the period                                                              -              -        946         (331)
                                                                   --------        -------      -----     --------
Balance, April 30, 2003 (Predecessor)                                17,561              -          -       (6,139)
Acquisition purchase accounting adjustments                         (17,561)             -          -        6,139
                                                                   --------        -------      -----     --------
Balance, May 1, 2003 opening balance sheet (Successor)                    -              -          -            -
Net investment losses on investments arising during the period       (2,474)             -          -          875
                                                                   --------        -------      -----     --------
Balance, December 31, 2003 (Successor)                               (2,474)             -          -          875

Net investment losses on investments arising during the period       36,795                                (13,006)
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired                       (2,319)                    819
                                                                   --------        -------      -----     --------
Balance, December 31, 2004 (Successor)                             $ 34,321        $(2,319)     $   -     $(11,312)
                                                                   ========        =======      =====     ========

                                                                 Accumulated other
                                                                   comprehensive
                                                               income (loss) related
                                                                 to net unrealized
                                                                    investment
                                                                  gains (losses)
                                                               ---------------------

Balance, January 1, 2002 (Predecessor)                               $    761
Net investment gains on investments arising during the period          10,434
Reclassification adjustment for losses included in net income           1,126
Net investment losses on foreign currency translation during
  the period                                                             (630)
                                                                     --------
Balance, December 31, 2002 (Predecessor)                               11,691
Net investment gains on investments arising during the period           2,516
Reclassification adjustment for gains included in net income           (3,400)
Net investment gains on foreign currency translation during
  the period                                                              615
                                                                     --------
Balance, April 30, 2003 (Predecessor)                                  11,422
Acquisition purchase accounting adjustments                           (11,422)
                                                                     --------
Balance, May 1, 2003 opening balance sheet (Successor)                      -
Net investment losses on investments arising during the period         (1,599)
                                                                     --------
Balance, December 31, 2003 (Successor)                                 (1,599)

Net investment losses on investments arising during the period         23,789
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired          (1,500)
                                                                     --------
Balance, December 31, 2004 (Successor)                               $ 20,690
                                                                     ========

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                            2004        2003        2002
                                           ------- -------------- -------
                                                   (in thousands)
     Fixed maturities                      $34,027    $(2,474)    $19,179
     Equity securities, available for sale     294          -        (248)
                                           -------    -------     -------
     Unrealized gains on investments       $34,321    $(2,474)    $18,931
                                           =======    =======     =======

All fixed maturities and equity securities, which are in an unrealized loss position as of December 31, 2004 and 2003, have been in such a position for less than 12 months as of December 31, 2004 and 2003, respectively. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004 or 2003. Writedowns for impairments which were deemed to be other than temporary for equity securities was $3.8 million for the year ended December 31, 2002. There were no writedowns during the other periods.

                                     F-19

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At
December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of
Financial Position were $33.4 million and $20.9 million, respectively.

Fixed maturities of $4.7 million and $4.9 million at December 31, 2004 and
2003, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting
Standards No. 141. The purchase accounting adjustments have been "pushed-down"
to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

Total investments at market value $    479,046
Cash and cash equivalents               28,018
VOBA                                   440,130
Other assets at fair value             352,235
Separate account assets             22,311,085
Policyholder account balances         (167,505)
Other liabilities at fair value       (644,379)
Separate account liabilities       (22,311,085)
                                  ------------
   Total purchase price           $    487,545
                                  ============

Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $14.7 million has been paid through December 31, 2004. The integration is expected to continue through the first quarter of 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2004, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                                              Successor              Predecessor
                                                        ---------------------  ----------------------
                                                                  Eight months Four months
                                                                     ended        ended
                                                                  December 31,  April 30,
                                                          2004        2003        2003        2002
                                                        --------  ------------ ----------- ----------
Balance, beginning of period                            $122,572    $      -   $1,117,544  $1,383,281
Capitalization of commissions, sales and issue expenses  207,018     126,891       46,361     148,040
Capitalization of purchase credits                             -           -       23,362      96,282
Amortization of deferred policy acquisition costs        (29,083)     (4,319)     (46,791)   (433,604)
Amortization of purchase credits                               -           -      (10,331)    (76,455)
Impact of adoption of SOP 03-1                               394           -            -           -
                                                        --------    --------   ----------  ----------
Balance, end of period                                  $300,901    $122,572   $1,130,145  $1,117,544
                                                        ========    ========   ==========  ==========

The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

                                     F-20

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

6. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended
December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                             Eight months
                                                ended
                                             December 31,
                                     2004        2003
                                  ---------  ------------
Balance, beginning of period      $ 402,169    $440,130
Amortization(1)                     (37,921)    (54,038)
Interest(2)                          14,866      16,077
Change in unrealized gains/losses    (1,000)          -
Impact of adoption of SOP 03-1     (130,211)          -
Opening balance adjustments         (13,736)          -
                                  ---------    --------
Balance, end of period            $ 234,167    $402,169
                                  =========    ========
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rates was 5.9% for the VOBA related to the businesses acquired.

Certain contracts issued by the Company include a market value adjustment
("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting
Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

Estimated future net amortization of VOBA as of December 31, 2004 is as follows
  (in thousands):

2005                $ 37,084
2006                  31,901
2007                  26,044
2008                  21,158
2009                  17,643
2010 and thereafter  100,337
                    --------
   Total            $234,167
                    ========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the
Company contractually guarantees to the contract holder a return of no less than (a) total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

                                     F-21

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                               December 31, 2004
                                                      -----------------------------------
                                                      In the Event of  At Annuitization /
                                                           Death         Accumulation/
                                                      ---------------- ------------------
                                                             (dollars in millions)
Variable Annuity Contracts
Return of Net Deposits
Account value                                            $23,693.9               N/A
Net amount at risk                                       $ 2,775.7               N/A
Average attained age of contractholders                       62.4
                                                             years               N/A

Anniversary contract value or minimum return
Account value                                            $ 4,060.9          $6,637.0
Net amount at risk                                       $   158.1          $    1.4
Average attained age of contractholders                       63.9              58.8
                                                             years             years
Average period remaining until expected annuitization                            6.5
                                                               N/A             years

                                                      Unadjusted Value   Adjusted Value
                                                      ---------------- ------------------
Market value adjusted annuities
Account value                                            $ 1,350.9          $1,407.3

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                   December 31,
                       2004
                   -------------
                   (in millions)
Equity funds         $17,158.1
Bond funds             4,967.2
Balanced funds           843.3
Money market funds     1,376.5
Specialty funds        2,058.8
                     ---------
   Total             $26,403.9
                     =========

In addition to the above mentioned amounts invested in separate account investment options, $1,350.9 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in the "Future policy benefits"
and the related changes in the liabilities are included in "Policyholders'
benefits.". Guaranteed minimum withdrawal benefits ("GMWB") and guaranteed return option ("GRO") features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through
"Realized investment gains (losses), net." At December 31, 2004, the liabilities recorded related to these derivatives were insignificant.

                                     F-22

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                 Guaranteed
                                                  Minimum
                                                 Withdrawal
                                  Guaranteed   Benefit/Return   Guaranteed
                                Minimum Death  Option (GMWB / Minimum Income
                                Benefit (GMDB)      GRO)      Benefit (GMIB)  Totals
                                -------------- -------------- -------------- -------
                                                    (in millions)
Balance as of January 1, 2004      $   8.6          $  -          $    -     $   8.6
   Incurred guarantee benefits        62.5             -             0.7        63.2
   Paid guarantee benefits           (44.7)            -               -       (44.7)
                                   -------          ----          ------     -------
Balance as of December 31, 2004    $  26.4          $  -          $  0.7     $  27.1
                                   =======          ====          ======     =======

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at the acquisition date the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the additional GMDB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at
December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's was determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals.
Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in
"Deferred Purchase Credits" in the Company's Statements of Financial Position.
The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                           Sales
                                                        Inducements
                                                       -------------
                                                       (in millions)
               Balance as of January 1, 2004             $   70.3
                  Capitalization                             84.1
                  Amortization                              (10.0)
                                                         --------
               Balance as of December 31, 2004           $  144.4
                                                         ========

                                     F-23

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

8. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company uses modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business.
These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the
Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

The effect of reinsurance for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 was as follows (in thousands):

                                                   Gross     Ceded       Net
2004 (Successor)                                 --------- ---------  ---------
Policy charges and fee income                    $ 400,809 $ (42,276) $ 358,533
Policyholders' benefits                          $  86,948 $       -  $  86,948
General, administrative and other expenses       $ 268,318 $  (3,804) $ 264,514

Eight months ended December 31, 2003 (Successor)
Policy charges and fee income                    $ 264,835 $ (22,880) $ 241,955
Policyholders' benefits                          $  43,246 $     434  $  43,680
General, administrative and other expenses       $ 162,116 $  (2,143) $ 159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income                    $ 120,392 $ (11,179) $ 109,213
Policyholders' benefits                          $  24,355 $    (409) $  23,946
General, administrative and other expenses       $ 104,795 $  (7,155) $  97,640

2002 (Predecessor)
Policy charges and fee income                    $ 401,974 $ (38,554) $ 363,420
Policyholders' benefits                          $  60,440 $     (25) $  60,415
General, administrative and other expenses       $ 630,001 $   1,254  $ 631,255

9. INCOME TAXES

The components of income tax expense (benefit) for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                         Successor            Predecessor
                                   --------------------  ---------------------
                                            Eight months Four months
                                               ended        ended
                                            December 31,  April 30,
                                     2004       2003        2003        2002
                                   -------- ------------ ----------- ---------
                                                  (in thousands)
Current tax (benefit) expense:
   U.S. and foreign                $  3,936   $ (1,950)   $ (2,706)  $  (3,739)
   State and local                      135        (22)       (464)          -
                                   --------   --------    --------   ---------
   Total                              4,071     (1,972)     (3,170)     (3,739)
                                   --------   --------    --------   ---------
Deferred tax expense (benefit):
   U.S. and foreign                  31,595     51,475      (5,374)    (99,071)
   State and local                    1,353        898           -           -
                                   --------   --------    --------   ---------
   Total                             32,948     52,373      (5,374)    (99,071)
                                   --------   --------    --------   ---------
Total income tax expense (benefit) $ 37,019   $ 50,401    $ (8,544)  $(102,810)
                                   ========   ========    ========   =========

                                     F-24

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The income tax expense (benefit) for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                     Successor              Predecessor
                                               ---------------------  ----------------------
                                                         Eight months Four months
                                                            ended        ended
                                                         December 31,  April 30,
                                                 2004        2003        2003        2002
                                               --------  ------------ ----------- ----------
                                                               (in thousands)
Expected federal income tax expense (benefit)  $ 50,400    $ 49,440    $   (263)  $  (93,823)
   Dividends received deduction                 (14,052)          -      (2,800)     (12,250)
   Loss on foreign subsidiary                         -           -      (5,374)         947
   Meals and entertainment                            4         490         113          603
   State income taxes, net of federal benefit       435         570        (301)           -
   Other                                            232         (99)         81        1,713
                                               --------    --------    --------   ----------
   Total income tax expense (benefit)          $ 37,019    $ 50,401    $ (8,544)  $ (102,810)
                                               ========    ========    ========   ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                           2004       2003
                                                        ---------  ---------
                                                           (in thousands)
  Deferred tax assets
     Insurance reserves                                 $ 289,430  $ 251,486
     Income taxed in advance                               71,011    104,816
     Compensation reserves                                 19,235     27,108
     Net operating loss carryforwards                      22,752          -
     Net unrealized losses on securities                        -        876
     Other                                                 21,900     15,102
                                                        ---------  ---------
     Deferred tax assets                                  424,328    399,388
                                                        ---------  ---------
  Deferred tax liabilities
     VOBA and deferred acquisition cost                  (167,161)  (133,750)
     Net unrealized gains on fixed maturity securities    (11,311)         -
     Other                                                 (5,741)    (8,688)
                                                        ---------  ---------
     Deferred tax liabilities                            (184,213)  (135,172)
                                                        ---------  ---------
  Net deferred tax asset/(liability)                    $ 240,115  $ 256,950
                                                        =========  =========

The Company's federal and state net operating loss carryforwards, totaling approximately $64 million will expire, if not used, between 2009 and 2019.

Management believes that based on its historical pattern of taxable income, the
Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the consolidated federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut
Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S.
GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

                                     F-25

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Statutory net income (loss) of the Company amounted to $101.1 million, ($13.7)
million and ($192.5) million, for the years ended December 31, 2004, 2003, and
2002, respectively. Statutory surplus of the Company amounted to $399.0 million and $329.5 million at December 31, 2004 and 2003, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation,
Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on
2004 earnings, there is capacity to pay a dividend of $99.2 million without prior approval in 2005.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange.
The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2004                    2003
                                                   ----------------------- -----------------------
                                                    Carrying   Estimated    Carrying   Estimated
                                                     value     fair value    value     fair value
                                                   ----------- ----------- ----------- -----------
                                                                   (in thousands)
Financial assets:
   Fixed maturities                                $ 1,771,976 $ 1,771,976 $   425,231 $   425,231
   Trading securities                                   47,316      47,316      59,485      59,485
   Equity securities                                    11,567      11,567           -           -
   Policy loans                                         10,323      10,323       8,371       8,371
   Short-term investments                              423,971     423,971      39,587      39,587
   Cash and cash equivalents                            72,854      72,854           -           -
   Separate account assets                          26,984,413  26,984,413  25,817,612  25,817,612
Financial liabilities:
   Securities sold under agreements to repurchase       33,373      33,373      20,850      20,850
   Short-term borrowing                                140,363     140,363     116,000     116,000
   Long-term borrowing                                 135,000     135,000           -           -
   Separate account liabilities                     26,984,413  26,984,413  25,817,612  25,817,612

12. CONTINGENCIES AND LITIGATION

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In these cases, we offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                                     F-26

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions and individual lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and other American Skandia entities have received formal requests for information from regulators including, among others, the New York Attorney
General's Office and the Securities and Exchange Commission in connection with its variable annuity businesses. The Company and other American Skandia entities are engaged in ongoing discussions with the above organizations and are fully cooperating with them. The Company believes these matters are likely to lead to proceedings and/or settlements. The Company has expanded the disclosure in its variable annuity prospectuses concerning its policies and procedures regarding market timing, and the discussions with the above organizations have focused on the Company's previous disclosures relating to these policies and procedures.

In recent years, a number of annuity companies have been named as defendants in class action lawsuits relating to the use of variable annuities as funding vehicles for tax-qualified retirement accounts. The Company was a defendant in one lawsuit, a purported nationwide class action complaint, filed in the United
States District Court for the Southern District of New York in December 2002,
Donovan v. American Skandia Life Ass. Corp. et al. The complaint alleged that the Company and certain of its affiliates violated federal securities laws in marketing variable annuities and sought injunctive relief and compensatory damages in unspecified amounts. In July 2003, the court granted the Company's motion to dismiss the complaint with prejudice. As previously reported, the
United States Court of Appeals for the Second Circuit, upheld the dismissal in
May 2004. The United States Court of Appeals for the Second Circuit denied plaintiffs petition for the appeal to be reheard en banc and plaintiffs sought review by the United States Supreme Court, which request was denied.

The Company's parent and sole shareholder, ASI, initially was a named defendant in six purported nationwide class action lawsuits. Each of these lawsuits alleged that ASI and others violated federal securities laws in connection with late trading and market timing activities and seeks remedies, including compensatory and punitive damages in unspecified amounts. The cases are as follows: Lowinger v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in
December, 2003 and served on ASI in February, 2004; Russo, et al. v. Invesco
Advantage Health Sciences Fund, et al., filed in the United States District
Court for the Southern District of New York in December, 2003, this suit has not been served on ASI; Lori Weinrib v. Invesco Advantage Health Sciences Fund,
et al., filed in the United States District Court for the Southern District of
New York in January, 2004, this suit has not been served on ASI; Erhlich v.
Invesco Advantage Health Sciences Fund et al., filed in the United States
District Court for the District of Colorado in December, 2003, this suit was served on ASI in February, 2004; Fattah v. Invesco Advantage Health Sciences
Fund, et al., filed in the United States District Court for the District of
Colorado in December, 2003, this suit has not been served on ASI. These cases have been consolidated in multi-district litigation located in the Baltimore
Division of the United States District Court for the District of Maryland.
Consolidated amended complaints were filed in the multi-district litigation in
September, 2004, and ASI was not named as a defendant.

The Company is also aware that ASI may be a defendant designated as one of
"Does 1-500" in a suit filed in October, 2003 in the United States District
Court for the Central District of California entitled Mike Sayegh v. Janus
Capital Corporation, et al. This suit alleges that various defendants engaged in improper late trading and market timing activities in various funds also named as defendants. The complaint further alleges that such activities were in violation of California Business and Professional Code Section 17200. This suit has not been served on ASI. This suit has been included in the multi-district action, discussed above.

The Company's litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

                                     F-27

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the complaints described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia
Insurance Company Ltd. (SICL) indemnification obligations to PFI and its subsidiaries under the terms of the Acquisition. Those obligations of SICL provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company
("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. Income received from ASISI related to this agreement was $72.0 million,
$43.7 million, $19.0 million and $67.4 million for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2003, respectively. These revenues are recorded as
"Asset management fees" in the Consolidated Statements of Operations and
Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia
Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This
agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated depreciation expense was $6.5 million, $4.2 million, $2.2 million, and $7.4 million for the year ended December 31,2004, and the eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended
December 31, 2002, respectively. Allocated lease expense was $9.1 million, $4.6 million, $2.0 million, $5.8 million for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.3 million, $1.2 million, $622 thousand, and $738 thousand for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2005                $ 8,606  $ 2,441
                     2006                  8,586    2,400
                     2007                  8,586    2,242
                     2008                  8,586    1,816
                     2009                  7,766    1,790
                     2010 and thereafter  13,531    4,676
                                         -------  -------
                     Total               $55,661  $15,365
                                         =======  =======

Beginning in 1999, the Company was reimbursed by its affiliate American Skandia
Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were
$4.3 million, $4.9 million, $2.1 million and $8.3 million for the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively. As of
December 31, 2004 and 2003, amounts receivable under this agreement were approximately $0 and $554 thousand, respectively.

                                     F-28

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company and ASM have a written Service Agreement, approved by the
Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for
ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. This Agreement will automatically continue in effect from year to year. This Agreement may be terminated upon 30-calendar days' written notice to the other party.

The Company pays commissions and certain other fees to ASM in consideration for
ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002 were $222.0 million, $136.5 million, $46.0 million and $193.4 million, respectively.

Reinsurance Agreements

During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). We also entered into a 100% coinsurance agreement with Pruco
Reinsurance providing for the reinsurance of our guaranteed return option
(GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business.

Debt Agreements
Short-term borrowing
The Company had a $10.0 million short-term loan payable to ASI at December 31,
2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and a new maturity date of April 30,
2005. The total related interest expense to the Company was $232 thousand, $116 thousand, $60 thousand and $271 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively. Accrued interest payable was $46 thousand, $29 thousand and $10 thousand as of December 31, 2004, 2003 and 2002, respectively.

On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminates on December 31, 2005 and bears interest at the offered rate in the London interbank market (LIBOR) plus
0.35% per annum for the relevant interest period. Interest expense related to these borrowings was $2.6 million, $534 thousand, $56 thousand and $2.2 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002. As of
December 31, 2004 and December 31, 2003, $126 million and $106 million was outstanding under this credit facility. Accrued interest payable was $250 thousand and $153 thousand as of December 31, 2004 and December 31, 2003, respectively.

On March 12, 2004, the Company entered into a $45 million loan with Prudential
Funding LLC. This loan matures on March 12, 2007 and has an interest rate of
2.78%. Interest paid related to these borrowings was $248 thousand for the year ended December 31, 2004. As of December 31, 2004, $45 million was outstanding under this credit facility. Accrued interest payable was $73 thousand as of
December 31, 2004.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $678 thousand for the year ended December 31, 2004. As of
December 31, 2004, $94 million was outstanding under this credit facility.
Accrued interest payable was $95 thousand as of December 31, 2004.

Surplus notes
The Company had issued surplus notes to ASI in exchange for cash. On May 1,
2003, the Company converted all outstanding surplus notes to additional paid-in capital as part of the Acquisition. The conversion included the principal amount of $110.0 million and related interest of $32.2 million. Surplus notes outstanding as of December 31, 2002 was $110.0 million. Interest expense for the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $0, $3.0 million, and $10.9 million, respectively. Payment of interest and repayment of principal for these notes was subject to certain conditions and required approval by the Insurance
Commissioner of the State of Connecticut. At December 31, 2003 and 2002, $0 and
$29.2 million, respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

                                     F-29

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future fees payable to ASI
In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, ASI, through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the
Acquisition, the notes issued by ASI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts
(generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be
$222.6 million and $337.1 million as of December 31, 2004 and 2003, respectively.

Payments, representing fees and charges in the aggregate amount, of $122.2 million, $94.3 million, $50.5 million and $186.8 million were made by the
Company to ASI during the year ended December 31,2004, eight months ended
December 31, 2003, four months ended April 30, 2003 and year ended December 31,
2002, respectively. Related expense (income) of $12.7 million, $11.1 million,
($11.6) million and $828 thousand has been included in the Consolidated
Statements of Operations and Comprehensive Income for the year ended
December 31,2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the
Purchase Agreement subject to certain terms and conditions.

The present values of the transactions as of the respective effective date were as follows (dollars in thousands):

                   Closing  Effective   Contract Issue   Discount Present
       Transaction  Date      Date          Period         Rate    Value
       ----------- -------- --------- ------------------ -------- -------
         1997-1     7/23/97   6/1/97    3/1/96 - 4/30/97    7.5%   58,767
         1998-1     6/30/98   6/1/98    1/1/97 - 5/31/98    7.5%   61,180
         1998-2    11/10/98  10/1/98    5/1/97 - 8/31/98    7.0%   68,573
         1998-3    12/30/98  12/1/98   7/1/96 - 10/31/98    7.0%   40,128
         1999-1     6/23/99   6/1/99    4/1/94 - 4/30/99    7.5%  120,632
         1999-2    12/14/99  10/1/99   11/1/98 - 7/31/99    7.5%  145,078
         2000-1     3/22/00   2/1/00    8/1/99 - 1/31/00    7.5%  169,459
         2000-2     7/18/00   6/1/00    2/1/00 - 4/30/00   7.25%   92,399
         2000-3     1/18/01  12/1/00   5/1/00 - 10/31/00   7.25%  107,139
         2000-4    12/28/00  12/1/00   1/1/98 - 10/31/00   7.25%  107,291
         2002-1     4/12/02   3/1/02  11/1/00 - 12/31/01   6.00%  101,713

                                     F-30

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to ASI as of December 31, 2004, according to a revised amortization schedule, are as follows (in thousands):

                               Year          Amount
                               ----         ---------
                               2005         $  87,446
                               2006            64,619
                               2007            36,361
                               2008            11,421
                               2009               750
                                            ---------
                               Total        $ 200,597
                                            =========

Inter-affiliate Asset Purchase
During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company
purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of
$(0.9) million. The fixed maturity investments are categorized in the Company's consolidated balance sheet as fixed maturities available -for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

The Company entered into an eleven-year lease agreement for office space in
Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $2.9 million,
$1.7 million, $899 thousand and $2.6 million, respectively. Sub-lease rental income was $455 thousand, $297 thousand, $129 thousand and $227 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and years ended December 31, 2002. Future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease   Sub-Lease
                                         -------- ---------
                     2005                $  3,040   $ 190
                     2006                   3,041       -
                     2007                   3,053       -
                     2008                   3,187       -
                     2009                   3,187       -
                     2010 and thereafter    6,109       -
                                         --------   -----
                     Total               $ 21,617   $ 190
                                         ========   =====

15. EMPLOYEE BENEFITS

On July 1, 2003, the Company's employees transitioned from SICL's benefit plans to Prudential Financial's. Prudential Financial sponsors a noncontributory defined benefit pension plan that covers substantially all of the Company's employees. Benefits are generally based on career average earnings and credited length of service. Prudential Financial's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

Prudential plans also provide certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. The health-care plan is contributory; the life insurance plan is noncontributory.

The costs relating to the aforementioned benefit plans amounted to $7.2 million and $3.1 million for the twelve months ended December 31, 2004 and eight months ended December 31, 2003, respectively.

                                     F-31

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

15. EMPLOYEE BENEFITS (continued)

Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were ($70) thousand, $425 thousand and $719 thousand, respectively. Company contributions to this plan on behalf of the participants were $4 thousand, $896 thousand and $921 thousand for the eight months ended
December 31, 2003, four months ended April 30, 2003, and years ended
December 31, 2002, respectively.

Prior to July 1, 2003, the Company had a deferred compensation plan, which is available to the field marketing staff and certain other employees. (Income)
expenses related to this program for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended December 31, 2002 were ($116) thousand, ($41) thousand, $279 thousand and $3.5 million, respectively. Company contributions to this plan on behalf of the participants were $27 thousand, $126 thousand and $5.3 million for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the
Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand, $1.2 million and $7.1 million as of December 31, 2004, 2003 and 2002, respectively. (Income)
expenses related to these programs for the twelve months ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 were $3 thousand, ($468) thousand, $249 thousand and $1.5 million, respectively. Payments under these programs were
$1.1 million, $1.0 million, $4.7 million, and $8.0 million for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively.

16. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

17.SEGMENT REPORTING

Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS No. 131, "Disclosures about Segments of an Enterprise and
Related Information," and the Company does not anticipate that they will be so in the future due to changes in the Company's strategy to focus on its core variable annuity business.

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31,
2004 and 2003 are summarized in the table below:

                                                             Three months ended (Successor)
                                                      --------------------------------------------
                                                      March 31   June 30  September 30 December 31
                                                      --------- --------- ------------ -----------
                                                                     (in thousands)
2004
Total revenues                                        $ 140,459 $ 142,537  $ 138,119    $ 154,467
Total benefits and expenses                             101,440   106,263    101,229      122,650
Income (loss) from operations before income taxes and
  cumulative effect of accounting change                 39,019    36,274     36,890       31,817
Net income (loss)                                         9,807    25,803     29,508       24,785

                                     F-32

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (continued)

                                                       Predecessor                    Successor
                                                  ---------------------- ------------------------------------
                                                  Three months One month Two months Three months Three months
                                                     ended       ended     ended       ended        ended
                                                    March 31   April 30   June 30   September 30 December 31
                                                  ------------ --------- ---------- ------------ ------------
                                                                        (in thousands)
2003
Total revenues                                     $ 104,470   $ 30,059   $ 89,807   $ 126,498    $ 133,294
Total benefits and expenses                          124,243     11,036     52,837      72,227       83,278
(Loss) income from operations before income taxes    (19,773)    19,023     36,970      54,271       50,016
Net (loss) income                                    (11,554)    19,348     25,184      37,183       28,489

                                     F-33

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

A Prudential Financial Company

One Corporate Drive, Shelton, Connecticut 06484

AMERICAN SKANDIA ADVISOR PLANSM III (“ASAP III”)

AMERICAN SKANDIA APEXSM II (“APEX II”)

AMERICAN SKANDIA XTRA CREDITSM SIX (“XT6”)

AMERICAN SKANDIA LIFEVEST® II (“ASL II”)

Flexible Premium Deferred Annuity

PROSPECTUS: MARCH 20, 2 0 0 6

This prospectus describes four different flexible premium deferred annuities (the “Annuities” or the “Annuity”) offered by American Skandia Life Assurance Corporation (“American Skandia”, “we”, “our”, or “us”). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled “Selecting the Variable Annuity That’s Right for You”. There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity. Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

The Sub-accounts

Each Sub-account of American Skandia Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, Gartmore Variable Investment Trust, Wells Fargo Variable Trust, A I M Advisors, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund. See the section of the Prospectus entitled “Investment Options” for the complete list of Sub-accounts.

Please Read This Prospectus

Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need.

Available Information

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 107. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C., 20549. (See SEC file number 333-96577 for ASAP III, 333-71654 for APEX II, 333-71834 for XT6 and 333-71672 for ASL II). These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

For Further Information call:

è    1-800-752-6342

These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

American Skandia Advisor PlanSM, American Skandia APEX IISM, American Skandia XTra Credit SIXSM, American Skandia LifeVest II®, are service marks or registered trademarks of The Prudential Insurance Company of America.

Prospectus Dated: March 20, 2006 COREPROS306	Statement of Additional Information Dated: March 20, 2006 ASAP3SAI, APEX2SAI, XT6SAI, ASL2SAI

PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

(i)

(ii)

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction

Why Would I Choose to Purchase One of the Annuities?

The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). Each Annuity may also be used as an investment vehicle for “non-qualified” investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity’s features, please refer to Appendix F entitled, “Selecting the Variable Annuity That’s Right for You.”

When an Annuity is purchased as a “non-qualified” investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as “tax-deferral”, can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a “qualified” investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries and lifetime income options. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

What Are Some of the Key Features of the Annuities?

•	Each Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors “defer” receiving annuity payments until after an accumulation period.

•	Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

•	Each Annuity features two distinct periods — the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

•	During the payout period, commonly called “annuitization,” you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

•	Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

•	Each Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

•	You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

•	Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction continued

With respect to XT6 only:

•	if you purchase this Annuity, we apply an additional amount (an XTra CreditSM) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.

•	Please note that during the first 10 years, the total asset-based charges on the XT6 Annuity are higher than many of our other annuities. In addition, the CDSC on the XT6 Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The XTra CreditSM amount is included in your Account Value. However, American Skandia may take back the original XTra CreditSM amount applied to your purchase payment if you “free-look” your Annuity or within twelve (12) months of having received an XTra Credit amount, you die or elect to withdraw your Account Value under the medically-related surrender provision. If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back if within 12 months of receiving the 6.5% credit you die or elect to withdraw your Account Value under the medically-related surrender provision. However, we will take back the entire 6.5% if you “free-look” your Annuity. In these situations, your Account Value could be substantially reduced. However, any investment gain on the XTra CreditSM amount will not be recovered. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.

•	If replacing an annuity, please consider all charges associated with that annuity. Purchase Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own.

With respect to APEX II only:

•	For annuities issued on or after June 20, 2005 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.

With respect to ASAP III only:

•	For annuities issued on or after February 13, 2006 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.

How Do I Purchase One of the Annuities?

We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II, and $15,000 for ASL II. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner’s death.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE

The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply.

ANNUITIZATION

The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE

The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR

A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE

The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION

An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD

A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE

The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE

The effective date of your Annuity.

MVA

A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER

With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

SURRENDER VALUE

The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation. No CDSC applies to the ASL II Annuity.

UNIT

A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY

Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
(ASSESSED AGAINST EACH ANNUITY)

FEE/CHARGE	ASAP III	APEX II	ASL II	XT6

Contingent Deferred Sales Charge*	Up to 7.5%**	Up to 8.5%**	There is no Deferred Sales Charge deducted upon surrender or partial withdrawal.	Up to 9.0%**

Transfer Fee	$10.00 (currently, $15.00 maximum)***	$10.00 (currently, $15.00 maximum)***	$10.00 (currently, $15.00 maximum)***	$10.00 (currently, $15.00 maximum)***

Tax Charge	Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction.*†	Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction.*†	Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction.*†	Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction.*†

* The tables below contain the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal. For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

** The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.

*** Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

*† This charge is deducted generally at the time you annuitize your contract.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III
Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9+
7.5%	7.0%	6.5%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

APEX II
Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
8.5%	8.0%	7.0%	6.0%	0.0%

XT6
Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
9.0%	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
(ASSESSED AGAINST EACH ANNUITY)

FEE/CHARGE	ASAP III	APEX II	ASL II	XT6

Annual Maintenance Fee*	Smaller of $35 or 2% of Account Value**	Smaller of $35 or 2% of Account Value**	Smaller of $35 or 2% of Account Value**	Smaller of $35 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS[1]
(ASSESSED AS A PERCENTAGE OF THE DAILY NET ASSETS OF THE SUB-ACCOUNTS)
FEE/CHARGE

Mortality & Expense Risk Charge[2]	0.50%	1.50%	1.50%	0.50%
Administration Charge[2]	0.15%	0.15%	0.15%	0.15%
Distribution Charge[3]	0.60% in Annuity Years 1-8	N/A	N/A	1.00% in Annuity Years 1–10
Settlement Service Charge[4]	1.40% per year of the value of each Sub-account if the Owner’s beneficiary elects the Qualified Beneficiary Continuation Option[5] (“Qualified BCO”)	1.40% per year of the value of each Sub-account if the Owner’s beneficiary elects the Qualified Beneficiary Continuation Option[5] (“Qualified BCO”)	1.40% per year of the value of each Sub-account if the Owner’s beneficiary elects the Qualified Beneficiary Continuation Option[5] (“Qualified BCO”)	1.40% per year of the value of each Sub-account if the Owner’s beneficiary elects the Qualified Beneficiary Continuation Option[5] (“Qualified BCO”)
Total Annual Charges of the Sub-accounts	1.25% per year of the value of each Sub-account in Annuity Years 1-8; 0.65% in Annuity Years 9 and later (1.40% per year if you are a beneficiary electing the Qualified BCO)	1.65% per year of the value of each Sub-account (1.40% per year if you are a beneficiary electing the Qualified BCO)	1.65% per year of the value of each Sub-account (1.40% per year if you are a beneficiary electing the Qualified BCO)	1.65% per year of the value of each Sub-account in Annuity Years 1-10; 0.65% in Annuity Years 11 and later (1.40% per year if you are a beneficiary electing the Qualified BCO)

* Assessed annually on the Annuity’s anniversary date or upon surrender.

** Only applicable if Account Value is less than $100,000 (Assessed annually on the Annuity’s anniversary date or upon surrender).

1:  These charges are deducted daily and apply to the Sub-accounts only.

2:  The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

3:  The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6.

4:  The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

5:  When an Annuity is used as an IRA, 403(b) or other “qualified investment”, upon the Owner’s death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this Prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit, the Lifetime FiveSM Income Benefit and the Spousal Lifetime FiveSM Income Benefit. For the optional Death Benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit together with the Enhanced Beneficiary Protection Death Benefit, or any of these three benefits individually, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. However, if you elect the Spousal Lifetime FiveSM Income Benefit, you are not permitted to also elect an optional Death Benefit. The fees and charges of each of the optional benefits are described in more detail within this Prospectus.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT
	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE* for ASAP III	TOTAL ANNUAL CHARGE* for APEX II	TOTAL ANNUAL CHARGE* for ASL II	TOTAL ANNUAL CHARGE* for XT6

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM )/GUARANTEED RETURN OPTION
We offer a program that guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.	0.25% of average daily net assets of the Sub-accounts	1.50% in Annuity Years 1–8; 0.90% in Annuity Years 9 and later; 1.65% for Qualified BCO	1.90%; 1.65% for Qualified BCO	1.90%; 1.65% for Qualified BCO	1.90% in Annuity Years 1–10; 0.90% in Annuity Years 11 and later; 1.65% for Qualified BCO

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
We offer a program that guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.	0.35% of average daily net assets of the Sub-accounts	1.60% in Annuity Years 1–8; 1.00% in Annuity Years 9 and later; 1.75% for Qualified BCO	2.00%; 1.75% for Qualified BCO	2.00%; 1.75% for Qualified BCO	2.00% in Annuity Years 1–10; 1.00% in Annuity Years 11 and later; 1.75% for Qualified BCO

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

OPTIONAL BENEFIT
	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE* for ASAP III	TOTAL ANNUAL CHARGE* for APEX II	TOTAL ANNUAL CHARGE* for ASL II	TOTAL ANNUAL CHARGE* for XT6

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value.	0.50% per year of the average Protected Income Value during each year; deducted annually in arrears each Annuity Year	1.25% in Annuity Years 1–8; 0.65% in Annuity Years 9 and later PLUS 0.50% per year of average Protected Income Value	1.65% PLUS 0.50% per year of average Protected Income Value	1.65% PLUS 0.50% per year of average Protected Income Value	1.65% in Annuity Years 1–10; 0.65% in Annuity Years 11 and later PLUS 0.50% per year of average Protected Income Value

LIFETIME FIVE INCOME BENEFIT**
We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.	0.60% of average daily net assets of the Sub-accounts	1.85% in Annuity Years 1–8; 1.25% in Annuity Years 9 and later	2.25%	2.25%	2.25% in Annuity Years 1–10; 1.25% in Annuity Years 9 and later

AMERICAN SKANDIA ANNUITIES PROSPECTUS

OPTIONAL BENEFIT
	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE* for ASAP III	TOTAL ANNUAL CHARGE* for APEX II	TOTAL ANNUAL CHARGE* for ASL II	TOTAL ANNUAL CHARGE* for XT6

SPOUSAL LIFETIME FIVE INCOME BENEFIT**
We offer a program that guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.	0.75% of average daily net assets of the Subaccounts	2.00% in Annuity Years 1–8; 1.40% in Annuity Years 9 and later	2.40%	2.40%	2.40% in Annuity Years 1–10; 1.40% in Annuity Years 11 and later

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
We offer an Optional Death Benefit that provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.	0.25% of average daily net assets of the Subaccounts	1.50% in Annuity Years 1–8; 0.90% in Annuity Years 9 and later	1.90%	1.90%	1.90% in Annuity Years 1–10; 0.90% in Annuity Years 11 and later

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”)**
We offer an Optional Death Benefit that provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.	0.25% of average daily net assets of the Subaccounts	1.50% in Annuity Years 1–8; 0.90% in Annuity Years 9 and later	1.90%	1.90%	1.90% in Annuity Years 1–10; 0.90% in Annuity Years 11 and later

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

OPTIONAL BENEFIT
	OPTIONAL BENEFIT FEE/CHARGE	TOTAL ANNUAL CHARGE* for ASAP III	TOTAL ANNUAL CHARGE* for APEX II	TOTAL ANNUAL CHARGE* for ASL II	TOTAL ANNUAL CHARGE* for XT6

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
We offer an Optional Death Benefit that provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.	0.50% of average daily net assets of the Sub-accounts	1.75% in Annuity Years 1–8; 1.15% in Annuity Years 9 and later	2.15%	2.15%	2.15% in Annuity Years 1–10; 1.15% in Annuity Years 11 and later

HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)**
We offer an Optional Death Benefit that provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.	0.50% of average daily net assets of the Sub-accounts	1.75% in Annuity Years 1–8; 1.15% in Annuity Years 9 and later	2.15%	2.15%	2.15% in Annuity Years 1–10; 1.15% in Annuity Years 11 and later
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

* The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.63%	3.06%

The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2004, except as noted. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)
Underlying Portfolio	Management Fees	Other Expenses[1]	12b-1 Fees	Total Annual Portfolio Operating Expenses

American Skandia Trust:[2,3]
AST JPMorgan International Equity	1.00%	0.13%	None	1.13%
AST William Blair International Growth	1.00%	0.22%	None	1.22%
AST LSV International Value[4]	1.00%	0.37%	None	1.37%
AST MFS Global Equity	1.00%	0.35%	None	1.35%
AST Small-Cap Growth[5]	0.90%	0.24%	None	1.14%
AST DeAM Small-Cap Growth	0.95%	0.22%	None	1.17%
AST Federated Aggressive Growth	0.95%	0.24%	None	1.19%
AST Goldman Sachs Small-Cap Value	0.95%	0.24%	None	1.19%
AST Small-Cap Value[6]	0.90%	0.18%	None	1.08%
AST DeAM Small-Cap Value	0.95%	0.33%	None	1.28%
AST Goldman Sachs Mid-Cap Growth	1.00%	0.25%	None	1.25%
AST Neuberger Berman Mid-Cap Growth[7]	0.90%	0.18%	None	1.08%
AST Neuberger Berman Mid-Cap Value	0.90%	0.15%	None	1.05%
AST Mid-Cap Value[8]	0.95%	0.26%	None	1.21%
AST T. Rowe Price Natural Resources	0.90%	0.26%	None	1.16%
AST T. Rowe Price Large-Cap Growth[9]	0.90%	0.23%	None	1.13%
AST MFS Growth	0.90%	0.20%	None	1.10%
AST Marsico Capital Growth	0.90%	0.14%	None	1.04%
AST Goldman Sachs Concentrated Growth	0.90%	0.17%	None	1.07%
AST DeAM Large-Cap Value	0.85%	0.26%	None	1.11%
AST AllianceBernstein Core Value[10]	0.75%	0.24%	None	0.99%
AST Cohen & Steers Realty	1.00%	0.22%	None	1.22%
AST AllianceBernstein Managed Index 500[11]	0.60%	0.16%	None	0.76%

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

Underlying Portfolio	Management Fees	Other Expenses[1]	12b-1 Fees	Total Annual Portfolio Operating Expenses

American Skandia Trust:[2,3] continued
AST American Century Income & Growth	0.75%	0.24%	None	0.99%
AST AllianceBernstein Growth & Income[12]	0.75%	0.15%	None	0.90%
AST Large-Cap Value[13]	0.75%	0.19%	None	0.94%
AST Global Allocation[14]	0.89%	0.26%	None	1.15%
AST American Century Strategic Balanced	0.85%	0.27%	None	1.12%
AST T. Rowe Price Asset Allocation	0.85%	0.27%	None	1.12%
AST First Trust Balanced Target	0.85%	0.19%	None	1.04%
AST First Trust Capital Appreciation Target	0.85%	0.19%	None	1.04%
AST Advanced Strategies	0.85%	0.18%	None	1.03%
AST Aggressive Asset Allocation[15,16]	1.04%	0.26%	None	1.30%
AST Capital Growth Asset Allocation[15,16]	0.99%	0.25%	None	1.24%
AST Balanced Asset Allocation[15,16]	0.95%	0.24%	None	1.19%
AST Conservative Asset Allocation[15,16]	0.93%	0.23%	None	1.16%
AST Preservation Asset Allocation[15,16]	0.88%	0.22%	None	1.10%
AST T. Rowe Price Global Bond	0.80%	0.27%	None	1.07%
AST High Yield[17]	0.75%	0.18%	None	0.93%
AST Lord Abbett Bond-Debenture	0.80%	0.22%	None	1.02%
AST PIMCO Total Return Bond	0.65%	0.16%	None	0.81%
AST PIMCO Limited Maturity Bond	0.65%	0.17%	None	0.82%
AST Money Market[18]	0.50%	0.13%	None	0.63%

Gartmore Variable Investment Trust:
GVIT Developing Markets	1.15%	0.38%	0.25%	1.78%

Wells Fargo Variable Trust Advantage:[19]
Advantage Equity Income	0.55%	0.23%	0.25%	1.03%

AIM Variable Insurance Funds:[20]
AIM V.I. Dynamics Fund — Series I shares	0.75%	0.39%	None	1.14%
AIM V.I. Technology Fund — Series I shares	0.75%	0.40%	None	1.15%
AIM V.I. Global Health Care Fund — Series I shares[21]	0.75%	0.36%	None	1.11%
AIM V.I. Financial Services Fund — Series I shares	0.75%	0.37%	None	1.12%

Evergreen Variable Annuity Trust:
International Equity[22]	0.42%	0.30%	None	0.72%
Growth[23]	0.70%	0.26%	None	0.96%
Omega	0.52%	0.16%	None	0.68%

ProFund VP:[24]
Access VP High Yield	0.75%	1.02%	0.25%	2.02%
Bull	0.75%	0.78%	0.25%	1.78%
OTC	0.75%	0.87%	0.25%	1.87%
Large-Cap Value	0.75%	1.04%	0.25%	2.04%
Large-Cap Growth	0.75%	2.06%	0.25%	3.06%
Mid-Cap Value	0.75%	0.92%	0.25%	1.92%
Mid-Cap Growth	0.75%	0.94%	0.25%	1.94%
Small-Cap Value	0.75%	0.95%	0.25%	1.95%
Small-Cap Growth	0.75%	0.90%	0.25%	1.90%
Asia 30	0.75%	0.86%	0.25%	1.86%

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Underlying Portfolio	Management Fees	Other Expenses[1]	12b-1 Fees	Total Annual Portfolio Operating Expenses

ProFund VP:[24] continued
Europe 30	0.75%	0.78%	0.25%	1.78%
Japan	0.75%	0.85%	0.25%	1.85%
UltraBull	0.75%	0.89%	0.25%	1.89%
UltraMid-Cap	0.75%	0.94%	0.25%	1.94%
UltraSmall-Cap	0.75%	0.94%	0.25%	1.94%
UltraOTC	0.75%	0.88%	0.25%	1.88%
Bear	0.75%	0.90%	0.25%	1.90%
Short Mid-Cap	0.75%	0.80%	0.25%	1.80%
Short Small-Cap	0.75%	1.28%	0.25%	2.28%
Short OTC	0.75%	0.86%	0.25%	1.86%
Banks	0.75%	0.98%	0.25%	1.98%
Basic Materials	0.75%	0.96%	0.25%	1.96%
Biotechnology	0.75%	0.98%	0.25%	1.98%
Consumer Goods	0.75%	0.99%	0.25%	1.99%
Consumer Services	0.75%	1.20%	0.25%	2.20%
Financials	0.75%	0.92%	0.25%	1.92%
Health Care	0.75%	0.91%	0.25%	1.91%
Industrials	0.75%	0.99%	0.25%	1.99%
Internet	0.75%	0.94%	0.25%	1.94%
Oil & Gas	0.75%	0.92%	0.25%	1.92%
Pharmaceuticals	0.75%	0.97%	0.25%	1.97%
Precious Metals	0.75%	0.87%	0.25%	1.87%
Real Estate	0.75%	0.93%	0.25%	1.93%
Semiconductor	0.75%	0.99%	0.25%	1.99%
Technology	0.75%	0.87%	0.25%	1.87%
Telecommunications	0.75%	0.95%	0.25%	1.95%
Utilities	0.75%	0.95%	0.25%	1.95%
U.S. Government Plus	0.50%	0.86%	0.25%	1.61%
Rising Rates Opportunity	0.75%	0.75%	0.25%	1.75%

First Defined Portfolio Fund, LLC:[25,26]
First Trust® 10 Uncommon Values	0.60%	0.76%	0.25%	1.61%
Target Managed VIP	0.60%	1.25%	0.25%	2.10%
The DowSM DART 10	0.60%	1.53%	0.25%	2.38%
Global Dividend Target 15	0.60%	1.85%	0.25%	2.70%
S&P® Target 24	0.60%	1.58%	0.25%	2.43%
NASDAQ® Target 15	0.60%	1.75%	0.25%	2.60%
Value Line® Target 25	0.60%	1.48%	0.25%	2.33%
The Dow Target Dividend[27]	0.60%	0.62%	0.25%	1.47%

The Prudential Series Fund:
SP William Blair International Growth	0.85%	0.45%	0.25%	1.55%

1:  As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under “Other Expenses.” For more information see the prospectus for each underlying portfolio and, “Service Fees payable to American Skandia,” later in this prospectus.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

2:  The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios’ actual annual operating expenses were:

PORTFOLIO NAME	TOTAL ACTUAL ANNUAL PORTFOLIO OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENT
AST William Blair International Growth	1.11%
AST LSV International Value	1.22%
AST DeAM Small-Cap Growth	1.02%
AST DeAM Small-Cap Value	1.13%
AST Goldman Sachs Mid-Cap Growth	1.13%
AST Neuberger Berman Mid-Cap Growth	1.11%
AST Neuberger Berman Mid-Cap Value	1.04%
AST T. Rowe Price Large-Cap Growth	1.10%
AST MFS Growth	1.07%
AST Marisco Capital Growth	1.02%
AST Goldman Sachs Concentrated Growth	1.00%
AST DeAM Large-Cap Value	0.99%
AST Cohen & Steers Realty	1.11%
AST AllianceBernstein Growth & Income	0.87%
AST Large-Cap Value	0.90%
AST American Century Strategic Balanced	1.09%
AST T. Rowe Price Asset Allocation	1.07%
AST Lord Abbett Bond-Debenture Portfolio	0.97%
AST PIMCO Total Return Bond	0.78%
AST PIMCO Limited Maturity Bond	0.79%
AST Money Market	0.59%

3:  Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

4:  Effective November 18, 2004, LSV Asset Management became the Sub-advisor of the Portfolio. Prior to November 18, 2004, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named “AST DeAM International Equity Portfolio.”

5:  Effective May 1, 2005, Eagle Asset Management and Neuberger Berman Management, Inc. became Co-Sub-advisors of the Portfolio. Prior to May 1, 2005, State Street Research and Management Company served as Sub-advisor of the Portfolio, then named “AST State Street Research Small-Cap Growth Portfolio.”

6:  Effective March 20, 2006, Dreman Value Management LLC, Salomon Brothers Asset Management, Inc., Integrity Asset Management, J.P. Morgan Investment Management, Inc., and Lee Munder Capital Group became Co-Sub-advisors of the Portfolio. Effective December 5, 2005, Salomon Brothers Asset Management, Inc., Integrity Asset Management, J.P. Morgan Investment Management, Inc., and Lee Munder Capital Group served as Co-Sub-advisors of the Portfolio. The name of the Portfolio remains unchanged.

7:  Effective December 5, 2005, the AST Alger All-Cap Growth Portfolio merged into the AST Neuberger Berman Mid-Cap Growth Portfolio. The annual expenses for the successor portfolio is an estimate of what the expenses of the portfolio will be as a result of the merger. The annual expenses of the AST Neuberger Berman Mid-Cap Growth Portfolio prior to the Merger were as follows: Management Fee: 0.90%; Other Expenses: 0.22%; 12b-1 Fee: None; Total Annual Portfolio Operating Expenses: 1.12%.

8:  Effective December 5, 2005, EARNEST Partners LLC and WEDGE Capital Management, LLP became Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, GAMCO Investors, Inc. served as Sub-advisor of the Portfolio, then named the “AST Gabelli All-Cap Value Portfolio.”

9:  Effective December 5, 2005, T. Rowe Price became the the Sub-advisor of the Portfolio. Prior to December 5, 2005, Alliance Capital Management, L.P. served as Sub-advisor of the Portfolio, then named the “AST AllianceBernstein Large-Cap Growth Portfolio.”

10:  Effective May 1, 2005, the name of the Portfolio was changed from “AST Sanford Bernstein Core Value Portfolio” to “AST AllianceBernstein Core Value Portfolio.”

11:  Effective May 1, 2005, the name of the Portfolio was changed from “AST Sanford Bernstein Managed Index 500 Portfolio” to “AST AllianceBernstein Managed Index 500 Portfolio.” Effective December 5, 2005, the AST AllianceBernstein Growth + Value Portfolio merged into the AST AllianceBernstein Managed Index 500 Portfolio. The annual expenses for the successor portfolio is an estimate of what the expenses of the portfolio will be as a result of the merger. The annual expenses of the AST AllianceBernstein Managed Index 500 Portfolio prior to the Merger were as follows: Management Fee: 0.60%; Other Expenses: 0.17%; 12b-1 Fee: None; Total Annual Portfolio Operating Expenses: 0.77%.

12:  Effective May 1, 2005, the name of the Portfolio was changed from “AST Alliance Growth and Income Portfolio” to “AST AllianceBernstein Growth & Income Portfolio.”

13:  Effective March 20, 2006, Dreman Value Management LLC, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC became Co-Sub-advisors of the Portfolio. Effective December 5, 2005, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC served as Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, Hotchkis & Wiley Capital Management, LLC served as Sub-advisor of the Portfolio, then named the “AST Hotchkis & Wiley Large-Cap Value Portfolio.”

14:  The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”).

a:  The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

b:  The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.

c:  Effective May 1, 2005, Prudential Investment LLC provides day-to-day management of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named “AST DeAM Global Allocation Portfolio.”

15:  Based in part on estimated amounts for the current fiscal year. Each Asset Allocation Portfolio invests primarily in shares of one or more Underlying Portfolios. The only management fee directly paid by an Asset Allocation Portfolio is a 0.15% fee paid to the Investment Managers. The management fee shown in the chart for each Asset Allocation Portfolio is (i) the 0.15% management fee to be paid by the Asset Allocation Portfolios to the Investment Managers plus (ii) a weighted average estimate of the management fees to be paid by the Underlying Portfolios to the Investment Managers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the management fees to be paid by the Underlying Portfolios is based on the expected initial division of assets among the equity and debt/money market asset classes for the applicable Asset Allocation Portfolio and the annual operating expense ratios for the Underlying Portfolios as set forth in the Underlying Portfolio Prospectus. The management fees paid by an Asset Allocation Portfolio may be greater or less than those indicated above.

16:  Based on the estimated amounts for the current fiscal year. The other expenses shown in the chart for each Asset Allocation Portfolio include: (i) the other expenses expected to be paid by the Asset Allocation Portfolio to the Investment Managers and other service providers plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios to the Investment Managers and other service providers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the other expenses to be paid by the Underlying Portfolios is based on the expected initial division of assets among the equity and debt/money market asset classes for the applicable Asset Allocation Portfolio and the annual operating expense ratios for the Underlying Portfolios as set forth in the Underlying Portfolio Prospectus. The other expenses paid by an Asset Allocation Portfolio may be greater or less than those indicated above. A description of the types of costs that are included as other expenses for the Underlying Portfolios is set forth under the caption “Management of the Trust — Other Expenses” in the Underlying Portfolio Prospectus.

17:  Effective March 20, 2006, Pacific Investment Management Company LLC and Goldman Sachs Asset Management L.P. became co-sub-advisors of the Portfolio. Prior to March 20, 2006, Goldman Sachs Asset Management L.P. served as Sub-advisor of the Portfolio, then named “AST Goldman Sachs High Yield Portfolio.”

18:  Effective December 5, 2005, Prudential Investment Management, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Wells Capital Management, Inc. served as Sub-advisor of the Portfolio. The name of the Portfolio remains unchanged.

19: a:  The Adviser of Wells Fargo Variable Trust has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expenses as shown.

Portfolio Name	Total Actual Annual Portfolio Operating Expenses After Expense Reimbursement
Advantage Equity Income	1.00%

b:  In addition, the following name changes were made effective May 1, 2005:

Old Portfolio Name	New Portfolio Name
Equity Income	Advantage Equity Income

20:  The Fund’s adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund’s adviser pursuant to expense limitation commitments between the Fund’s adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund’s adviser incurred the expense.

21:  Effective July 1, 2005, the “AIM V.I. Health Sciences Fund” will be renamed “AIM V.I. Global Health Care Fund.”

22:  Effective April 15, 2005, the name of the Portfolio was changed from “Evergreen VA International Growth” to “Evergreen VA International Equity.”

23:  Effective April 15, 2005, the name of the Portfolio was changed from “Evergreen VA Special Equity” to “Evergreen VA Growth.”

24:  ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2005. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

25:  The Funds’ Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

26:  For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios’ average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust’s ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.

Portfolio Name	Total Actual Annual Portfolio Operating Expenses After Expense Reimbursement
First Trust® 10 Uncommon Values	1.37%
Target Managed VIP	1.47%
S&P Target 24	1.47%
The DowSM DART 10	1.47%
Value Line® Target 25	1.47%
Global Dividend Target 15	1.47%
Nasdaq Target 15	1.47%
Dow Target Dividend	1.47%

27:  The DowSM Target Dividend Portfolio is newly organized. Accordingly, Other Expenses and Total Annual Portfolio Operating Expenses are based on estimated expenses for the current fiscal year.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Expense Examples

These examples are intended to help you compare the cost of investing in one American Skandia Annuity with the cost of investing in other American Skandia Annuities and/or other variable annuities.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

The examples reflect the following fees and charges for each Annuity as described in “Summary of Contract Fees and Charges”:

•	Insurance Charge
•	Distribution Charge (if applicable)
•	Contingent Deferred Sales Charge (when and if applicable)
•	Annual Maintenance Fee
•	The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

•	You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year
•	You make no withdrawals of Account Value
•	You make no transfers, or other transactions for which we charge a fee
•	No tax charge applies
•	You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
•	For the XT6 example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment*
•	For the APEX II example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total purchase payments made during the first four Annuity years
•	For the ASAP III example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total purchase payment made during the first four Annuity years.

Amounts shown in the examples are rounded to the nearest dollar.

•	The Credit that is applied to Purchase Payments received after the first Annuity Year is less than 6% (see “How do I Receive Credits?”)

The examples are illustrative only — they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios — actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

	IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:[1]				IF YOU ANNUITIZE YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:[2]				IF YOU DO NOT SURRENDER YOUR ANNUITY:
	1 YR	3 YRS	5 YRS	10 YRS	1 YR	3 YRS	5 YRS	10 YRS	1 YR	3 YRS	5 YRS	10 YRS
ASAP III	$1,453	$2,851	$4,120	$6,753	N/A	$2,266	$3,670	$6,753	$778	$2,266	$3,670	$6,753
APEX II	$1,576	$2,984	$3,799	$7,021	N/A	$2,354	$3,799	$7,021	$811	$2,354	$3,799	$7,021
ASL II	$768	$2,241	$3,632	$6,785	$768	$2,241	$3,632	$6,785	$768	$2,241	$3,632	$6,785
XT6	$1,682	$3,202	$4,540	$7,418	N/A	N/A	$3,868	$7,226	$818	$2,386	$3,868	$7,226

1:  There is no CDSC for ASL II. See “Summary of Contract Fees and Charges” for the CDSC schedule for each Annuity.

2:  If you own XT6, you may not annuitize in the first Three (3) Annuity Years; if you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see “What are Separate Accounts” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio’s investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix “AST” are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/ or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.

With respect to XT6, APEX II and ASL II: Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuities, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account. The AST Goldman Sachs Small-Cap Value Portfolio is not available nor was it ever available under ASAP III.

Either of these Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
International Equity	AST JPMorgan International Equity: seeks long-term capital growth by investing in a diversified portfolio of international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.	J.P. Morgan Fleming Asset Management
International Equity	AST William Blair International Growth: seeks long-term capital appreciation. The Portfolio invests primarily in stocks of large and medium-sized companies located in countries included in the Morgan Stanley Capital International All Country World Ex-U.S. Index.	William Blair & Company, L.L.C.
International Equity	AST LSV International Value (formerly AST DeAM International Equity) seeks capital growth. The Portfolio pursues its objective by primarily investing at least 80% of the value of its assets in the equity securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.	LSV Asset Management
International Equity	AST MFS Global Equity: seeks capital growth. Under normal circumstances the Portfolio invests at least 80% of its assets in equity securities of U.S. and foreign issuers (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.	Massachusetts Financial Services Company
Small Cap Growth	AST Small-Cap Growth (formerly AST State Street Research Small-Cap Growth): seeks long-term capital growth. The Portfolio pursues its objective by primarily investing in the common stocks of small-capitalization companies.	Eagle Asset Management, Neuberger Berman Management, Inc.
Small Cap Growth	AST DeAM Small-Cap Growth: seeks maximum growth of investors’ capital from a portfolio of growth stocks of smaller companies. The Portfolio pursues its objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000 Growth® Index.	Deutsche Asset Management, Inc.
Small Cap Growth	AST Federated Aggressive Growth: seeks capital growth. The Portfolio pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, the NASDAQ stock exchange and the over-the-counter-market.	Federated Equity Management Company of Pennsylvania/ Federated Global Investment Management Corp.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Small Cap Value	AST Small-Cap Value: seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small-capitalization stocks. The Portfolio will focus on common stocks that appear to be undervalued.	Integrity Asset Management; Lee Munder Investments, Ltd.; J.P. Morgan Investment Management, Inc.; Salomon Brothers Asset Management, Inc.; Dreman Value Management LLC
Small Cap Value	AST Goldman Sachs Small-Cap Value: seeks long-term capital appreciation. The Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock. (See information above regarding limited availability of this option).	Goldman Sachs Asset Management, L.P.
Small Cap Value	AST DeAM Small-Cap Value: seeks maximum growth of investors’ capital. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000® Value Index.	Deutsche Asset Management, Inc.
Mid Cap Growth	AST Goldman Sachs Mid-Cap Growth seeks long-term capital growth. The Portfolio pursues its investment objective, by investing primarily in equity securities selected for their growth potential, and normally invests at least 80% of the value of its assets in medium capitalization companies.	Goldman Sachs Asset Management, L.P.
Mid Cap Growth	AST Neuberger Berman Mid-Cap Growth: (AST Alger All Cap Growth merged into this portfolio): seeks capital growth. Under normal market conditions, the Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.	Neuberger Berman Management Inc.
Mid Cap Value	AST Neuberger Berman Mid-Cap Value: seeks capital growth. Under normal market conditions, the Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies. Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise before other investors realize their worth.	Neuberger Berman Management Inc.
Mid Cap Value	AST Mid-Cap Value (formerly AST Gabelli All-Cap Value): seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies.	EARNEST Partners LLC/Wedge Capital Management, LLP

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	AST T. Rowe Price Natural Resources: seeks long-term capital growth primarily through the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.	T. Rowe Price Associates, Inc.
Large Cap Growth	AST T. Rowe Price Large-Cap Growth (formerly AST AllianceBernstein Large-Cap Growth): seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of larger, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large cap companies.	T. Rowe Price Associates, Inc.
Large Cap Growth	AST MFS Growth: seeks long-term capital growth and future income. Under normal market conditions, the Portfolio invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.	Massachusetts Financial Services Company
Large Cap Growth	AST Marsico Capital Growth: seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.	Marsico Capital Management, LLC
Large Cap Growth	AST Goldman Sachs Concentrated Growth: seeks growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.	Goldman Sachs Asset Management, L.P.
Large Cap Value	AST DeAM Large-Cap Value: seeks maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of the value of its assets in the equity securities of large-sized companies included in the Russell 1000® Value Index.	Deutsche Asset Management, Inc.
Large Cap Value	AST AllianceBernstein Core Value (formerly AST Sanford Bernstein Core Value): seeks long-term capital growth by investing primarily in common stocks. The Sub-advisor expects that the majority of the Portfolio’s assets will be invested in the common stocks of large companies that appear to be undervalued.	Alliance Capital Management, L.P.
Specialty	AST Cohen & Steers Realty: seeks to maximize total return through investment in real estate securities. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of real estate issuers.	Cohen & Steers Capital Management, Inc.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Large Cap Blend	AST AllianceBernstein Managed Index 500 (AST AllianceBernstein Growth + Value merged into this portfolio): seeks to outperform the S&P 500 through stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor’s 500 Composite Stock Price Index.	Alliance Capital Management, L.P.
Large Cap Blend	AST American Century Income & Growth: seeks capital growth with current income as a secondary objective. The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.	American Century Investment Management, Inc.
Large Cap Value	AST AllianceBernstein Growth & Income: seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities convertible into common stocks).	Alliance Capital Management, L.P.
Large Cap Value	AST Large-Cap Value (formerly AST Hotchkis & Wiley Large-Cap Value): seeks current income and long-term growth of income, as well as capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-cap U.S. companies. The Portfolio focuses on common stocks that have a high cash dividend or payout yield relative to the market or that possess relative value within sectors.	Hotchkis & Wiley Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Dreman Value Management LLC
Asset Allocation/ Balanced	AST Global Allocation (formerly AST DeAM Global Allocation): seeks to obtain the highest potential total return consistent with a specified level of risk tolerance. The Portfolio seeks to achieve its investment objective by investing in several other AST Portfolios (“Underlying Portfolios”). The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.	Prudential Investments LLC
Asset Allocation/ Balanced	AST American Century Strategic Balanced: seeks capital growth and current income. The Sub-advisor intends to maintain approximately 60% of the Portfolio’s assets in equity securities and the remainder in bonds and other fixed income securities.	American Century Investment Management, Inc.
Asset Allocation/ Balanced	AST T. Rowe Price Asset Allocation: seeks a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities. The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary depending on the Sub-advisor’s outlook for the markets.	T. Rowe Price Associates, Inc.
Asset Allocation/ Balanced	AST First Trust Balanced Target: seeks long-term capital growth balanced by current income. The portfolio normally invests approximately 65% of its total assets in equity securities and 35% in fixed income securities. Depending on market conditions, the equity portion may range between 60–70% and the fixed income portion between 30–40%. The Portfolio allocates its assets across a number of uniquely specialized quantitative investment strategies.	First Trust Advisors L.P.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Asset Allocation/ Balanced	AST First Trust Capital Appreciation Target: seeks long-term growth of capital. The portfolio normally invests approximately 80% of its total assets in equity securities and 20% in fixed income securities. Depending on market conditions, the equity portion may range between 75–85% and the fixed income portion between 15–25%. The Portfolio allocates its assets across a number of uniquely specialized quantitative investment strategies.	First Trust Advisors L.P.
Asset Allocation/ Balanced	AST Advanced Strategies: seeks a high level of absolute return. The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities across different investment categories and investment managers. The Portfolio pursues a combination of traditional and non-traditional investment strategies.	Marsico Capital Management, LLC; T. Rowe Price Associates, Inc.; LSV Asset Management; William Blair & Company, L.L.C.; Pacific Investment Management Company LLC (PIMCO)
Asset Allocation/ Balanced	AST Aggressive Asset Allocation: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio will invest its assets in several other American Skandia Trust Portfolios. Under normal market conditions, the Portfolio will devote between 92.5% to 100% of its net assets to underlying portfolios investing primarily in equity securities, and 0% to 7.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	American Skandia Investment Services, Inc./ Prudential Investments LLC
Asset Allocation/ Balanced	AST Capital Growth Asset Allocation: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio will invest its assets in several other American Skandia Trust Portfolios. Under normal market conditions, the Portfolio will devote between 77.5% to 92.5% of its net assets to underlying portfolios investing primarily in equity securities, and 7.5% to 22.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	American Skandia Investment Services, Inc./ Prudential Investments LLC
Asset Allocation/ Balanced	AST Balanced Asset Allocation: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio will invest its assets in several other American Skandia Trust Portfolios. Under normal market conditions, the Portfolio will devote between 57.5% to 72.5% of its net assets to underlying portfolios investing primarily in equity securities, and 27.5% to 42.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	American Skandia Investment Services, Inc./ Prudential Investments LLC

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Asset Allocation/ Balanced	AST Conservative Asset Allocation: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio will invest its assets in several other American Skandia Trust Portfolios. Under normal market conditions, the Portfolio will devote between 47.5% to 62.5% of its net assets to underlying portfolios investing primarily in equity securities, and 37.5% to 52.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	American Skandia Investment Services, Inc./ Prudential Investments LLC
Asset Allocation/ Balanced	AST Preservation Asset Allocation: seeks the highest potential total return consistent with its specified level of risk tolerance. The Portfolio will invest its assets in several other American Skandia Trust Portfolios. Under normal market conditions, the Portfolio will devote between 27.5% to 42.5% of its net assets to underlying portfolios investing primarily in equity securities, and 57.5% to 72.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.	American Skandia Investment Services, Inc./ Prudential Investments LLC
Fixed Income	AST T. Rowe Price Global Bond: seeks to provide high current income and capital growth by investing in high quality foreign and U.S. dollar-denominated bonds. The Portfolio will invest at least 80% of its total assets in fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.	T. Rowe Price International, Inc.
Fixed Income	AST High Yield (formerly AST Goldman Sachs High Yield): seeks a high level of current income and may also consider the potential for capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.	Goldman Sachs Asset Management, L.P.; Pacific Investment Management Company LLC (PIMCO)
Fixed Income	AST Lord Abbett Bond-Debenture: seeks high current income and the opportunity for capital appreciation to produce a high total return. To pursue its objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.	Lord, Abbett & Co. LLC
Fixed Income	AST PIMCO Total Return Bond: seeks to maximize total return consistent with preservation of capital and prudent investment management. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates.	Pacific Investment Management Company LLC (PIMCO)
Fixed Income	AST PIMCO Limited Maturity Bond: seeks to maximize total return consistent with preservation of capital and prudent investment management. The Portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates.	Pacific Investment Management Company LLC (PIMCO)

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Fixed Income	AST Money Market: seeks high current income while maintaining high levels of liquidity. The Portfolio attempts to accomplish its objective by maintaining a dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.	Prudential Investment Management, Inc.
International Equity	GVIT Developing Markets: seeks long-term capital appreciation, under normal conditions by investing at least 80% of its total assets in stocks of companies of any size based in the world’s developing economies. Under normal market conditions, investments are maintained in at least six countries at all times and no more than 35% of total assets in any single one of them.	Gartmore Global Asset Management Trust/Gartmore Global Partners
Large Cap Value	Advantage Equity Income Fund (formerly Equity Income): Seeks long-term capital appreciation and above-average dividend income. The Portfolio invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. The Portfolio invests principally in securities of companies with market capitalizations of $3 billion or more.	Wells Fargo Funds Management, LLC
Mid Cap Growth	AIM Variable Insurance Funds — AIM V.I. Dynamics Fund — Series I shares (formerly, an INVESCO fund): seeks long-term capital growth. The Portfolio pursues its objective by normally investing at least 65% of its assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth® Index at the time of purchase.	A I M Advisors, Inc.
Specialty	AIM Variable Insurance Funds — AIM V.I. Technology Fund — Series I shares (formerly, an INVESCO fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.	A I M Advisors, Inc.
Specialty	AIM Variable Insurance Funds — AIM V.I. Health Sciences Fund — Series I shares (formerly, an INVESCO fund) (Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies related to health care.	A I M Advisors, Inc.
Specialty	AIM Variable Insurance Funds — AIM V.I. Financial Services Fund — Series I shares (formerly, an INVESCO fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries, and suppliers to financial services companies.	A I M Advisors, Inc.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
International Equity	Evergreen VA International Equity (formerly Evergreen VA International Growth): seeks long-term capital growth and secondarily, modest income. The Portfolio normally invests 80% of its assets in equity securities issued by established, quality, non-U.S. companies located in countries with developed markets and may purchase across all market capitalizations. The Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.).	Evergreen Investment Management Company, LLC
Small Cap Growth	Evergreen VA Growth (formerly Evergreen VA Special Equity): seeks long-term capital growth. The Portfolio invests at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the range of the Russell 2000® Growth Index, at the time of purchase).	Evergreen Investment Management Company, LLC
Specialty	Evergreen VA Omega: seeks long-term capital growth. The Portfolio invests primarily, and under normal conditions, substantially all of its assets in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations.	Evergreen Investment Management Company, LLC
International Equity	ProFund VP Europe 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares.	ProFund Advisors LLC
Specialty	ProFund VP Asia 30: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depository receipts or ordinary shares.	ProFund Advisors LLC
Specialty	ProFund VP Japan: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average.	ProFund Advisors LLC
Specialty	ProFund VP Banks: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry portion of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Basic Materials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market.	ProFund Advisors LLC

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STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	ProFund VP Biotechnology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry portion of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Consumer Services (formerly, ProFund VP Consumer Cyclical): seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Consumer Goods (formerly, ProFund VP Consumer Non-cyclical): seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index. The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Oil & Gas (formerly, ProFund VP Energy): seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The Dow Jones U.S. Oil & Gas Sector Index measures the performance of the energy sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Financials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Sector Index. The Dow Jones U.S. Financials Sector Index measures the performance of the financial services economic sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Health Care: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. The Dow Jones U.S. Health Care Index measures the performance of the healthcare economic sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Industrials: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index. The Dow Jones U.S. Industrials Index measures the performance of the industrial economic sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Internet: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet.	ProFund Advisors LLC
Specialty	ProFund VP Pharmaceuticals: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry portion of the U.S. equity market.	ProFund Advisors LLC

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	ProFund VP Precious Metals: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry.	ProFund Advisors LLC
Specialty	ProFund VP Real Estate: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry portion of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Semiconductor: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry portion of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Technology: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Telecommunications: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Utilities: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market.	ProFund Advisors LLC
Specialty	ProFund VP Bull: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index.	ProFund Advisors LLC
Specialty	ProFund VP Bear: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500® Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500® Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.	ProFund Advisors LLC

AMERICAN SKANDIA ANNUITIES PROSPECTUS

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STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	ProFund VP UltraBull: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500® Index. If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500® Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.	ProFund Advisors LLC
Specialty	ProFund VP OTC: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index®. “OTC” in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.	ProFund Advisors LLC
Specialty	ProFund VP Short OTC: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index®. If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index® when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. “OTC” in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.	ProFund Advisors LLC
Specialty	ProFund VP UltraOTC: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index®. If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index® when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. “OTC” in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.	ProFund Advisors LLC
Mid Cap Value	ProFund VP Mid-Cap Value: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index®. The S&P MidCap 400/Barra Value Index® is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC
Mid Cap Growth	ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index®. The S&P MidCap 400/Barra Growth Index® is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index® that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	ProFund VP UltraMid-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index®. If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index® when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.	ProFund Advisors LLC
Small Cap Value	ProFund VP Small-Cap Value: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index®. The S&P SmallCap 600/Barra Value Index® is a float adjusted market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Value Index® that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC
Small Cap Growth	ProFund VP Small-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index®. The S&P SmallCap 600/Barra Growth Index® is a float adjusted market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Growth Index® that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC
Specialty	ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index® when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.	ProFund Advisors LLC
Specialty	ProFund VP U.S. Government Plus: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times (125%) as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.	ProFund Advisors LLC

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STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	ProFund VP Rising Rates Opportunity: seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall. If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.	ProFund Advisors LLC
Large Cap Growth	ProFund VP Large-Cap Growth: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Growth Index®. The S&P 500/Barra Growth Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC
Large Cap Value	ProFund VP Large-Cap Value: seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Value Index®. The S&P 500/Barra Value Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.	ProFund Advisors LLC
Specialty	ProFund VP Short Small-Cap: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000® Index. If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.	ProFund Advisors LLC
Specialty	ProFund VP Short Mid-Cap: seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index®. If ProFund VP Short Mid-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.	ProFund Advisors LLC

AMERICAN SKANDIA ANNUITIES PROSPECTUS

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	Access VP High Yield: seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity. The Access VP High Yield, created by ProFund Advisors, will achieve its high yield exposure primarily through CDSs but may invest in high yield debt instruments (“junk bonds”), Interest rate swap agreements and futures contracts, and other debt and money market instruments without limitation, consistent with applicable regulations. Under normal market conditions, the fund will invest at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt market and/or in high yield debt securities. The fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions.	ProFund Advisors LLC
Specialty	First Trust® 10 Uncommon Values: seeks to provide above-average capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers Inc. (“Lehman Brothers”) with the assistance of the Research Department of Lehman Brothers which, in their opinion have the greatest potential for capital appreciation during the next year. The stocks included in the Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman Brothers.	First Trust Advisors L.P.
Specialty	Target Managed VIP: seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks of the most attractive companies that are identified by a model based on six uniquely specialized strategies — The Dowsm DART 5, the European Target 20, the Nasdaq® Target 15, the S&P Target 24, the Target Small Cap and the Value Line® Target 25.	First Trust Advisors L.P.
Specialty	The DowSM DART 10: seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios on or about the applicable stock selection date.	First Trust Advisors L.P.
Specialty	Global Dividend Target 15 (formerly, Global Target 15): seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary Share Index (“FT Index”) and the Hang Seng Index. The Portfolio primarily consists of common stocks of the five companies with the lowest per share stock prices of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the applicable stock selection date.	First Trust Advisors L.P.

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STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Specialty	S&P® Target 24: seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks issued by companies that have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of twenty-four companies selected from a subset of the stocks included in the Standard & Poor’s 500 Composite Stock Price Index®. The subset of stocks will be taken from each of the eight largest economic sectors of the S&P 500 Index® based on the sector’s market capitalization.	First Trust Advisors L.P.
Specialty	The DowSM Target Dividend: seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the 20 common stocks from the Dow Jones Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio as of the close of business on or about the applicable stock selection date.	First Trust Advisors L.P.
Specialty	Value Line® Target 25: seeks to provide above-average capital appreciation. The Portfolio seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line® gives a #1 ranking for Timeliness™ which have recently exhibited certain positive financial attributes as of the close of business on the applicable stock selection date through a multi-step process.	First Trust Advisors L.P.
Specialty	Nasdaq® Target 15: seeks to provide above-average total return. The Portfolio seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the Nasdaq-100 Index™ on or about the applicable stock selection date through a multi-step process.	First Trust Advisors L.P.
International Equity	The Prudential Series Fund — SP William Blair International Growth: Seeks long-term capital appreciation. The Portfolio invests primarily in stocks of large and medium-sized companies located in countries included in the Morgan Stanley Capital International All Country World Ex-U.S. Index. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities. The Portfolio’s assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry. (See information above regarding limited availability of this option).	Prudential Investments LLC/ William Blair & Company, LLC

“Standard & Poor’s®, “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

“Dow Jones Industrial AverageSM”, “DJIASM”, “Dow IndustrialsSM”, “Dow Jones Select Dividend IndexSM”, and “The Dow 10SM”, are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The portfolios, including, and in particular the Target Managed VIP portfolio The DowSM DART 10 portfolio, and The DowSM Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

“The Nasdaq 100®”, “Nasdaq-100 Index®”, “Nasdaq Stock Market®”, and “Nasdaq®” are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

“Value Line®,” “The Value Line Investment Survey,” and “Value Line Timeliness™ Ranking System” are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP® Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust® 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. (“Lehman Brothers”). Lehman Brothers’ only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the “10 Uncommon Values” which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust® 10 Uncommon Values portfolio.

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s or NASDAQ, and neither Standard & Poor’s nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These “Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment.” The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled “How does the Market Value Adjustment Work?” for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, to offset a portion of the costs associated with offering Credits which are funded through American Skandia’s general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for XT6 and APEX II, appreciation on amounts that represent any Credits.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under “Summary of Contract Fees and Charges”. No CDSC is deducted from ASL II Annuities.

Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC that would otherwise apply. This is referred to as a “Free Withdrawal.” Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating any applicable CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed any applicable CDSC. For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

We may waive any applicable CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled “Access to Your Account Value”.

Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges” on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through American Skandia’s general account. The Distribution Charge is deducted against your Annuity’s Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges continued

may assess charges for other optional benefits on a different basis. Please refer to the sections entitled “Living Benefit Programs” and “Death Benefit” for a description of the charge for each Optional Benefit.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see “Tax Charge” above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Purchasing Your Annuity

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least the minimum initial Purchase Payment for the Annuity purchased.

Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

•	Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term “Owner.”
•	Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus.
•	Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Annuity

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

•	a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•	a new Annuitant subsequent to the Annuity Date;
•	for “non-qualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
•	a change in Beneficiary if the Owner had previously made the designation irrevocable.

There may be restrictions on designation changes when you have elected certain optional benefits.

Spousal Owners/Spousal Beneficiaries

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the “Living Benefit Programs” section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Contingent Annuitant

If an Annuity is owned by an entity and the entity has named a Contingent Annuitant, no Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. The Annuity is eligible to have a Contingent Annuitant designation if the entity which owns the annuity is a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) or an entity described in Code section 72(u)(1), or any successor Code sections.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free-look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period. With respect to XT6, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia’s Systematic Investment Plan or a periodic purchase payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program “American Skandia’s Systematic Investment Plan.” Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your most recent Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITY?

We apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth Annuity Year (“fifth Annuity Anniversary”). With respect to ASAP III, for annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued on or after June 20, 2005 (subject to state availability), the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITY?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

Example of Applying the Loyalty Credit with respect to ASAP III

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Example of Applying the Loyalty Credit with respect to APEX II

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?

We apply a “Credit” to your Annuity’s Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

For annuities issued prior to February 13, 2006:

ANNUITY YEAR	CREDIT
1	6.00%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

For annuities issued on or after February 13, 2006 (subject to state availability):

ANNUITY YEAR	CREDIT
1	6.50%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

Credits Applied to Purchase Payments for Designated Class of Annuity Owner

Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 — 9.0%; Year 2 — 9.0%; Year 3 — 8.5%; Year 4 — 8.0%; Year 5 — 7.0%; Year 6 — 6.0%; Year 7 — 5.0%; Year 8 — 4.0%; Year 9 — 3.0%; Year 10 — 2%; Year 11+ — 0.0%.

The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated, a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?

Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.

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Additional Purchase Payment in Annuity Year 2

Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 × .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6

Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 × .01) to your Account Value.

The amount of any Credits applied to your XT6 Annuity Account Value can be recovered by American Skandia under certain circumstances:

•	any Credits applied to your Account Value on Purchase Payments made within the 12 months before the date of death will be recovered;
•	the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Credits payable on Purchase Payments made within 12 months of the date the Annuitant first became eligible for the medically-related surrender; and
•	if you elect to “free-look” your Annuity, the amount returned to you will not include the amount of any Credits.

If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back if within 12 months of receiving the 6.5% credit you die or elect to withdraw your Account Value under the medically-related surrender provision. However, we will take back the entire 6.5% if you “free-look” your Annuity.

The Account Value may be substantially reduced if American Skandia recovers the Credit amount under these circumstances. However, any investment gain on the Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.

General Information about Credits

•	We do not consider Credits to be “investment in the contract” for income tax purposes.

•	You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred.

We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio’s investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under an Annuity. Currently, any purchase, redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through American Skandia’s Internet website (www.americanskandia.prudential.com).

Currently, we charge $10.00 for each transfer after the twentieth (20th) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

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Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•	With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and auto-mated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•	We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or

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performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluc-tuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

•	You may only use Fixed Allocations with Guarantee Periods of 2 or 3 years.
•	You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
•	Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations is not available if you elect the Guaranteed Return Option Plus or the Guaranteed Return Option.

American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program (“DCA Fixed Allocations”). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

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DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, “Additional Information on the Asset Allocation Programs” for more information on how the programs are administered.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A “RETURN OF PREMIUM” AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the Sub-accounts but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option PlusSM. (The Guaranteed Return Option Plus (GRO PlusSM) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available Sub-accounts while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the Sub-accounts under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the Sub-accounts may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the Sub-accounts were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the Sub-accounts.

Balanced Investment Program

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific “principal amount” (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the “principal amount”. Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will

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terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

Example

Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

The Guaranteed Return Option Plus (GRO Plus) guarantees that, after a seven-year period following commencement of the program (“maturity date”) and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus program may be appropriate if you wish to protect a principal amount (called the “Protected Principal Value”) against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the Sub-accounts to participate in market experience. Under the GRO Plus program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See “Living Benefit Programs,” later in this Prospectus, for more information about this program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE?

Yes. Your Financial Professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor’s fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a market value adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately your Annuity’s guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your annuity, including amounts withdrawn to pay for the investment advisor’s fee, are within

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an Financial professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by an Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com).

Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a “Guarantee Period.” Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

A Guarantee Period for a Fixed Allocation begins:

•	when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
•	upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
•	when you “renew” a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or a balanced investment program (see “Do you offer programs designed to guarantee a “Return of Premium” at a future date?”). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do

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not participate in an optional investment program. Any such program is at our sole discretion.

American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation (“Short-term Fixed Allocations”). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a “Market Value Adjustment” or “MVA”. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.

•	“Strips” are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
•	“Strip Yields” are the yields payable on coupon Strips of United States Treasury securities.
•	“Option-adjusted Spread” is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

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MVA Formula

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

[(1+I) / (1+J+0.0010)]N/365

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is:

[(1 + I)/(1 + J)]N/365

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

•	You allocate $50,000 into a Fixed Allocation (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).
•	The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
•	You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =

[1.055/1.041]2 = 1.027078

Interim Value = $57,881.25

Account Value after MVA = Interim Value x MVA

Factor = $59,448.56

Example of Negative MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor  =  [(1+I)/(1+J+0.0010)]N/365  =

[1.055/1.071]2  =  0.970345

Interim Value  =  $57,881.25

Account Value after MVA  =  Interim Value x MVA

Factor  =  $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The “Maturity Date” for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation’s Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see “Tax Considerations.”)

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

•	To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC that might otherwise be applicable being applied. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
•	You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity’s Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

When we determine if a CDSC applies to partial withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to any applicable CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year when a CDSC would otherwise apply to a partial withdrawal or surrender of your Purchase Payments is 10% of all Purchase Payments. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Payments first and will be assessed a CDSC, if applicable, then any subsequent withdrawals will be withdrawn from any gain in your Annuity. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. We call these “Systematic Withdrawals.” You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL

REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments”. Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See “Tax Considerations” for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to minimum distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Access To Account Value continued

Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event”. We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any Credits applied within 12 months of the applicable “Contingency Event” as defined below; and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (i.e. Purchase Payments received at such time pursuant to a salary reduction program).

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

•	The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a medically-related surrender;
•	the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•	if the Owner is one or more natural persons, all such Owners must also be alive at such time;
•	we must receive satisfactory proof of the Annuitant’s confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
•	this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.
•	no additional Purchase Payments can be made to the Annuity.

A “Contingency Event” occurs if the Annuitant is:

•	first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or
•	first diagnosed as having a “Fatal Illness” while your Annuity is in force.

The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. The variable annuity payment options are separate securities offerings from the annuity described in this prospectus and are offered under separate contracts issued as annuity settlement options. The variable annuity payment options are described in detail in separate prospectuses which will be provided to you at the time you elect one of the variable annuity payment options. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts and may include a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the “Guaranteed Minimum Income Benefit,” the “Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit,” under “Living Benefits” below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the “key life”. The “key life” (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a “cushion” from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally “stabilizes” monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.

We may make different annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

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Access To Account Value continued

You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:

•	a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant’s 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
•	the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year’s increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1–4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments

Generally, we currently offer three different types of variable annuity payment options. The following is a brief description of the variable annuity payment options. If you choose a variable annuity payment option, you will be provided with a separate prospectus that describes such variable annuity. The first annuity payment will be calculated based upon the assumed investment return (“AIR”). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

•	Variable Payments (Options 1–3)

We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant’s age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

•	Stabilized Variable Payments (Option 5)

This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate

AMERICAN SKANDIA ANNUITIES PROSPECTUS

the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant’s attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

•	Stabilized Variable Payments with a Guaranteed Minimum (Option 6)

This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

•	protecting a principal amount from decreases in value as of specified future dates due to investment performance;
•	taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
•	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments; or
•	providing spousal continuation of certain benefits.

The “living benefits” that American Skandia offers are the Guaranteed Return Option Plus (GRO Plus), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

GUARANTEED RETURN OPTION PlusSM

(GRO PlusSM)

The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under “Election of the Program”. The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the “Protected Principal Value”). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE — Protected Principal

Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

•	Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

•	Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-up Guarantee” in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to XT6, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the

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Living Benefit Programs continued

actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40™ Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

•	The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
•	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

•	the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
•	The result is then further reduced by the ratio of A to B, where:
•	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
•	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting base guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

•	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:

•	The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
•	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE — Allocation of Account Value

Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a “reallocation trigger”, which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

•

If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have

AMERICAN SKANDIA ANNUITIES PROSPECTUS

elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

•	If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.

American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The

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Living Benefit Programs continued

Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus

This program is subject to certain rules and restrictions, including, but not limited to the following:

•	Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

•	You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
•	Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
•	Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
•	Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.
•	Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
•	As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
•	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed

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Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under “Election of the Program”. The Guaranteed Return Option is not available if you elect the GRO Plus rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the “Protected Principal Value”).

The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from signifi-cant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE — Protected Principal Value

•	Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.

KEY FEATURE — Allocation of Account Value

Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a “reallocation trigger”, which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

•	If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may

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Living Benefit Programs continued

be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

•	If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

Termination of the Program

The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

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Special Considerations under the Guaranteed Return Option

This program is subject to certain rules and restrictions, including, but not limited to the following:

•	Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
•	Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
•	Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
•	Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
•	Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.
•	Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
•	As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
•	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. In those states where the daily deduction of the charge has not yet been approved, the annual charge is deducted annually, in arrears. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

With respect to XT6 and APEX II, effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 15, 2002 will be subject to the charge method described above.

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Living Benefit Programs continued

Owners who purchased an ASAP III Annuity between April 1, 2003 and September 30, 2003 or an ASL II Annuity between February 4, 2002 and November 15, 2002 (the “Promotional Period”) will not be charged the 0.25% annual fee for the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.

•	American Skandia will not charge the 0.25% annual fee for the entire period that the program remains in effect, including any extension of the program’s maturity date resulting from the Owner’s election to restart the 7-year program duration, regardless of when the Owner elects to participate in the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO).
•	Owners who complete the initial 7-year program duration OR terminate the program before the program’s maturity date, will not be charged the 0.25% annual fee for participating in the program if they re-elect the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) at a later date.
•	All other terms and conditions of your Annuity and the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
•	Owners who purchase an Annuity after the completion of the Promotional Period do not qualify for the 0.25% annual fee waiver.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit rider or the Lifetime Five Income Benefit rider or the Spousal Lifetime Five Income Benefit rider.

We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the “Protected Value”), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program — the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE — Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, with- out triggering an

AMERICAN SKANDIA ANNUITIES PROSPECTUS

adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the “Benefit Base” in the rider we issue for this benefit.

The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

•	If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).
•	If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
•	If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).

You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE — Protected Annual Withdrawal Amount

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a “dollar-for-dollar” basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the “Maximum Annual Benefit” in the rider we issue for this benefit.

The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

•	If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
•	Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under XT6).

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•	If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

•	The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
•	The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

•	the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);
•	The result is then further reduced by the ratio of A to B, where:
•	A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 – $7,500, or $2,500).
•	B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 – $7,500, or $212,500).

The resulting Protected Value is: $232,500 × (1 – $2,500 / $212,500), or $229,764.71.

•	the Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is:
$17,500 × (1 – $2,500 / $212,500), or $17,294.12.
•	The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

•	the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).
•	The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

•	In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
•

If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not

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equal to the Account Value for purposes of the Annuity’s other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity’s other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

•	If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations

•	Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
•	Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
•	The GMWB program does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
•	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
•	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program

Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program

The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.

•	If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make

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any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

•	If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for “quali-fied” investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit program described below is only being offered in those juris-dictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE — Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.

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The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6) made after the waiting period begins (“Maximum Protected Income Value”), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.

•	Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•	Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
•	Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
•	As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value — You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

•	A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period.
•	The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
•	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
•	If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

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•	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value — Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

•	the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
•	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

•	the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
•	The result is then further reduced by the ratio of A to B, where:
•	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
•	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 × (1 – $7,500 / $217,500), or $231,247.79.

•	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

•	the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
•	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE — GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the

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GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 — Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 — Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

•	If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
•	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

•	You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
•	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
•	Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
•	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited

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investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

•	If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
•	Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
•	At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Program

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and Spousal Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options — one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program — the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE — Protected Withdrawal Value

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (B) and (C) above. Each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

•	If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
•	For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
•	If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect, then you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected prior to March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elected the Lifetime Five program on or after March 20, 2006,

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Living Benefit Programs continued

then you are eligible to step-up the Protected Withdrawal Value on or after the 3rd anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected on or after March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 3rd anniversary following the preceding step-up. In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

We also offer an “auto step-up” feature. You may elect this feature either at the time you elect Lifetime Five or after you have elected Lifetime Five. If, on the date that we implement an auto step-up to your Protected Withdrawal Value, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. We implement an auto step-up only at specific times and if Account Value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary of the first withdrawal under the Lifetime Five program (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) and can occur each Annuity anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) of the prior step-up, and can occur each Annuity anniversary thereafter. We will effect an auto step-up only if, on the Annuity anniversary that the auto step-up is scheduled to occur, 5% of the Account Value equals or exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is effected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur. The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE — Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

KEY FEATURE — Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

•	If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
•	If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2009 is equal to $240,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

•	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550

Annual Withdrawal Amount for future Annuity Years remains at $18,550

•	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
•	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

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Living Benefit Programs continued

Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
•	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

•	Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $1,750 / ($263,000 – $13,250) × $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157
•	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
•	Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
•	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) × $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

•	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount

($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

•	Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $11,750 / ($263,000 – $13,250) × $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627
•	Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450
•	Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450 / ($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on March 1, 2009 would be reduced to $225,250 {$265,000 – ($13,250 × 3)}. If a step-up is elected on March 1, 2009, then the following values would result:

•	Protected Withdrawal Value = Account Value on March 1, 2009 = $240,000
•	Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.
•	Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM

•

If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this

AMERICAN SKANDIA ANNUITIES PROSPECTUS

election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or

Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

•	If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or
(3)	request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

•	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)	the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.
•	If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

•	Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
•	Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
•	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
•	You must allocate your Account Value in accordance with the then permitted and available option(s) with this program in order to elect and maintain the Lifetime Five program.

Election of the Program

The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial

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Living Benefit Programs continued

Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Spousal Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Spousal Lifetime Five on any date on or after the next anniversary of the Annuity Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

Termination of the Program

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit. Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or Death Benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

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We offer a program that guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program — the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE — Initial Protected Withdrawal Value

The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating Protected Withdrawal Value and the Annual Income Amount.

•	If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
•	For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

KEY FEATURE — Annual Income Amount under the Spousal Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3rd anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 3rd anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

We also offer an “auto step-up” feature at no additional cost. You may elect this feature either at the time you elect Spousal Lifetime Five or after you have elected Spousal Lifetime Five. If, on the date that we implement an auto step-up to your Annual

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Living Benefit Programs continued

Income Amount, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such auto step-up. We implement an auto step-up only at specific times and if Account Value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary of the first withdrawal under the Spousal Lifetime Five program, and can occur each Annuity anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary of the prior step-up, and can occur each Annuity anniversary thereafter. We will effect an auto step-up only if, on the Annuity anniversary that the auto step-up is scheduled to occur, 5% of the Account Value equals or exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is affected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur.

The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2009 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

•	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250

Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
•	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

•	Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $1,750 / ($263,000 – $13,250) × $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on March 1, 2009, the request will be accepted because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM

•

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional

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payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

•	If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

•	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
(1)	the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.
•	If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

•	Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
•	Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.
•	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
•	You must allocate your Account Value in accordance with the then available option(s) that we may permit in order to elect and maintain the Spousal Lifetime Five program.
•	There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
•	In order for the Surviving Designated Life to continue the Spousal Lifetime Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See “Spousal Owners/Spousal Beneficiaries”, “Spousal Beneficiary —Assumption of Annuity” and “Qualified Beneficiary Continuation Option” in this Prospectus.

Election of and Designations under the Program

Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:

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Living Benefit Programs continued

•	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
•	Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.

No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

Termination of the Program

The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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Death Benefit

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the “decedent.”

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See “How are Credits Applied to My Account Value”.)

Except as noted below for ASL II, where death occurs after the decedent’s age 85, or older. The basic Death Benefit is the greater of:

•	The sum of all Purchase Payments less the sum of all proportional withdrawals.
•	The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, in the case of XT6).

With respect to ASL II, if death occurs after the decedent’s age 85 or older: the Death Benefit is your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Four optional Death Benefits are offered for purchase with your Annuity to provide an enhancsed level of protection for your beneficiaries.

Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

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Death Benefit continued

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above;

PLUS

2.	40% of your “Growth” under an Annuity, as defined below.

“Growth” means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. With respect to XT6, APEX II and ASL II, please see Appendix D for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit.

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

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Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the “Combination 5% Roll-up and Highest Anniversary Value” or the “Highest Daily Value “ Death Benefit. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value Death Benefit described above, and
3.	5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

•	all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;

MINUS

•	the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit’s value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

•	the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits

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Death Benefit continued

applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;

MINUS

•	the sum of all withdrawals which reduce the 5% Roll-up proportionally.

In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit. In the case of XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

•	The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
•	The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
•	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.
•	The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6)
•	Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

Highest Daily Value Death Benefit (“HDV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

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1.	the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6); and
2.	the HDV as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, or the Highest Anniversary Value Death Benefit or the Spousal Lifetime Five Income Benefit.

Key Terms Used with the Highest Daily Value Death Benefit:

•	The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
•	The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of XT6) since such date.
•	The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6).
•	Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Ben-efit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The “Combination 5% Roll-up and HAV Death Benefit” and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection

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Death Benefit continued

Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the “Combination 5% Roll-up and HAV Death Benefit” and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA’S ANNUITY REWARDS

What is the Annuity Rewards Benefit in ASAP III, APEX II and XT6?

The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity’s value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:

•	your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit
•	MINUS any proportional withdrawals* following the effective date of the benefit
•	PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Ben-eficiary will receive the higher amount.

Annuity Rewards is not available under ASL II.

Who is eligible for the Annuity Rewards benefit?

Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit

* “Proportional withdrawals” are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

(including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the Death Benefit must be distributed:

•	as a lump sum amount at any time within five (5) years of the date of death; or
•	as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1–4) or as a series of variable annuity payments (annuity payment options 1–3 or 5 and 6). See the section entitled “What Types of Annuity Options are Available.”

Spousal Beneficiary — Assumption of Annuity

You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

See the section entitled “Managing Your Annuity — Spousal Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires Minimum Distributions. Upon the Owner’s death under an IRA, 403(b) or other “qualified investment”, a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

•	If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.
•	If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.

Upon election of this Qualified Beneficiary Continuation option:

•	the Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
•	the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.
•	the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
•	the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
•	the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
•	no additional Purchase Payments can be applied to the Annuity.
•	other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
•	the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
•	the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of any applicable CDSC.
•	upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
•	all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Death Benefit continued

the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive “due proof of death”, any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Valuing Your Investment

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled “What Happens to My Units When There is a Change in Daily Asset-Based Charges?” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Valuing Your Investment continued

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year’s Day, Martin Luther King, Jr. Day, Wash-ington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;
•	an emergency exists making redemption or valuation of securities held in the separate account impractical; or
•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment (and any associated Credit with respect to XT6) while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment (and any associated Credit with respect to XT6) at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.

Scheduled Transactions: “Scheduled” transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia’s Internet website (www.americans-kandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Tax Considerations

The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

Each Annuity may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT PLANS)

Taxes Payable by You

We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see “How and When Do I Choose the Annuity Payment Option?”.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59 1/2 or die;
•	the amount received is attributable to your becoming disabled;
•	generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special Rules in Relation to Tax-Free Exchanges Under Section 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a “tax-free” exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by Beneficiaries

The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner’s estate.

Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

Tax consequences to the beneficiary vary among the Death Benefit payment options.

•	Choice 1: the beneficiary is taxed on earnings in the contract.
•	Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
•	Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Tax Considerations continued

all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules. We believe these diversification rules will be met.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

•	The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
•	Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
•	You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX-FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description

AMERICAN SKANDIA ANNUITIES PROSPECTUS

assumes that you have satisfied the requirements for eligibility for these products.

Each Annuity may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-Favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The “IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a “free-look” after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA or, in the case of ASAP III, as a current contribution. In 2006 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as owner of the contract, must be the “annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•	Your rights as owner are non-forfeitable;
•	You cannot sell, assign or pledge the contract;
•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and
•	Death and annuity payments must meet “minimum distribution requirements” described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% “early distribution penalty” described below;
•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•	Failure to take a minimum distribution also described below.

SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $44,000 in 2006 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as “compensation” for these purposes). However, for these purposes, compensation in excess of certain limits estab -

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Tax Considerations continued

lished by the IRS will not be considered. In 2006, this limit is $220,000;
•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $15,000 in 2006 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.

You will also be provided the same information, and have the same “free-look” period, as you would have if you purchased the contract for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;
•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA, or, in the case of ASAP III, as a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. As of January 1, 2006, an individual receiving an eligible rollover distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.

TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee’s rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,000 in 2006. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;
•	Your severance of employment;
•	Your death;
•	Your total and permanent disability; or
•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another TDA or to a mutual fund “custodial account” described under Code Section 403(b)(7).

Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59 1/2 or die;
•	the amount received is attributable to your becoming disabled; or
•	generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible rollover distribution that is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
•

For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on

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Tax Considerations continued

the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevents a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans —Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer. Dollar Cost Averaging, and static rebal-ancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?

American Skandia Life Assurance Corporation, a Prudential Financial Company, (“American Skandia”) is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. (“ASI”), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of American Skandia Life Assurance Corporation

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General Information continued

Variable Account B, also referred to as “Separate Account B”. Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as “Separate Account D”. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to

AMERICAN SKANDIA ANNUITIES PROSPECTUS

employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American Skandia Trust (the “Trust”) has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated (“ASISI”) and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered “material conflicts,” in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies’ variable insurance products. If a “material conflict” were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. “Material conflicts” could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia

American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services

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General Information continued

they provide in connection with each Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives and creating marketing material discussing each Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated (“ASM”), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under each Annuity.

ASM’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 (“Exchange Act”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

Each Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (“firms”). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuities directly to potential purchasers.

Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for ASAP III, 4.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuities on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuitys’ features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia’s annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia — Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:

•	calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or Skandia’s telephone automated response system at 1-800-766-4530.
•	writing to us via regular mail at American Skandia — Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia — Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•	sending an email to customerservice@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
•	accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of

AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information continued

electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

American Skandia is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of American Skandia’s businesses and operations that are specific to American Skandia, and proceedings that are typical of the businesses in which American Skandia operates. Some of these proceedings have been brought on behalf of various alleged groups of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

As indicated in American Skandia’s Annual Report on Form 10-K for 2004, the Securities and Exchange Commission and the State of New York Attorney General’s Office are investigating American Skandia and certain of its affiliates with regard to alleged market timing in certain Company products. American Skandia believes that these investigations are likely to lead to proceedings and/or settlements. American Skandia is fully cooperating with these investigations. Any regulatory settlement involving American Skandia and its affiliates would be subject to the indemnification provisions of the acquisition agreement pursuant to which Prudential Financial purchased American Skandia entities in May 2003 from Skandia Insurance Company Ltd. (publ) (“Skandia”). With Skandia’s approval, an offer was made by American Skandia and its affiliates to these regulators to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate, and there are ongoing discussions with these regulators regarding settlement of these matters.

Prudential Financial and its subsidiaries currently use reinsurance primarily to transfer mortality risk, to acquire or dispose of blocks of business and to manage capital more effectively. Given the recent publicity surrounding certain reinsurance transactions involving other companies in the insurance industry, Prudential Financial voluntarily commenced a review of the accounting for the reinsurance arrangements of Prudential Financial and its subsidiaries to confirm that it complied with applicable accounting rules. This review includes an inventory and examination of current and past arrangements. This review is ongoing and not yet complete. Subsequent to commencing this voluntary review, Prudential Financial and certain subsidiaries received formal requests for information from the Connecti-cut Attorney General, the Connecticut Insurance Department and the Securities and Exchange Commission requesting information regarding their participation in certain reinsurance transactions. Prudential Financial believes that a number of other insurance industry participants have also received similar requests. It is possible that Prudential Financial and its subsidiaries may receive additional requests from regulators relating to reinsurance arrangements. Prudential Financial and its subsidiaries intend to cooperate fully with all such requests.

American Skandia’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on American Skandia’s financial position.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia

•	American Skandia Life Assurance Corporation
•	American Skandia Life Assurance Corporation Variable Account B
•	American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor — American Skandia Marketing, Incorporated

Payments Made to Promote Sale of our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations

•	How We Calculate the Market Value Adjustment

General Information

•	Voting Rights
•	Modification
•	Deferral of Transactions
•	Misstatement of Age or Sex
•	Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the American Skandia Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following tables show for each Annuity: (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus*; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2005.

*  The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus

Sub-account	2004	2003	2002	2001	2000
AST JP Morgan International Equity Portfolio
With No Optional Benefits
BOP Unit Value	$7.13	$5.53	$6.86	$8.99
EOP Unit Value	8.24	7.13	5.53	6.86	8.99
Number of Units	553,542	362,254	153,652	136,976	33,897
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST William Blair International Growth (1997)
With No Optional Benefits
BOP Unit Value	$14.32	$10.35	$14.10	$18.68
EOP Unit Value	$16.42	$14.32	10.35	14.10	18.68
Number of Units	1,953,908	1,166,396	7,064	5,277	6,782
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.00	—	—	—	—
Number of Units	19,719	—	—	—	—
AST LSV International Value (1994)
With No Optional Benefits
BOP Unit Value	$5.86	$4.43	$5.41	$8.08
EOP Unit Value	7.01	5.86	4.43	5.41	8.08
Number of Units	233,045	91,736	32,967	29,954	20,311
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST MFS Global Equity (1999)
With No Optional Benefits
BOP Unit Value	$9.40	$7.48	$8.64	$9.72
EOP Unit Value	10.98	9.40	7.48	8.64	9.72
Number of Units	213,485	123,219	46,925	49,536	23,151
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Small Cap Growth[1]
With No Optional Benefits
BOP Unit Value	$17.38	$12.12	$18.70	$20.25
EOP Unit Value	15.97	17.38	12.12	18.7	20.25
Number of Units	107,136	145,364	6,331	2,439	978
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST DeAM Small-Cap Growth (1999)
With No Optional Benefits
BOP Unit Value	$6.86	$4.71	$6.48	$9.17
EOP Unit Value	7.41	6.86	4.71	6.48	9.17
Number of Units	293,384	258,089	44,611	41,602	35,743
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Federated Aggressive Growth (2000)
With No Optional Benefits
BOP Unit Value	$8.33	$4.98	$7.12	$9.08
EOP Unit Value	10.12	8.33	4.98	7.12	9.08
Number of Units	1,169,995	859,909	25,040	10,912	243
With HAV, EBP and GMWB
BOP Unit Value	$12.70	—	—	—	—
EOP Unit Value	$6,327.84	—	—	—	—
Number of Units
AST Gabelli Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$14.47	$10.79	$12.06	$11.41
EOP Unit Value	16.64	14.47	10.79	12.06	11.41
Number of Units	1,293,786	962,965	66,744	33,608	15,339
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.17	—	—	—	—
Number of Units	7,974	—	—	—	—
AST DeAM Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.89	$7.69	—	—
EOP Unit Value	13.13	10.89	7.69	—	—
Number of Units	138,078	131,066	124	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Goldman Sachs Mid-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$3.87	$2.98	4.15	7.03
EOP Unit Value	4.44	3.87	2.98	4.15	7.03
Number of Units	2,232,502	1,535,565	28,812	17,882	2,473
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.97	—	—	—	—
Number of Units	5,270	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST Neuberger Berman Mid-Cap Growth (1994)
With No Optional Benefits
BOP Unit Value	$6.23	$4.83	$7.11	$9.71
EOP Unit Value	7.14	6.23	4.83	7.11	9.71
Number of Units	555,160	371,267	56,712	51,711	36,882
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Neuberger Berman Mid-Cap Value (1993)
With No Optional Benefits
BOP Unit Value	$13.82	$10.26	11.62	12.13
EOP Unit Value	16.76	13.82	10.26	11.62	12.13
Number of Units	1,116,503	781,348	69,657	56,219	16,574
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.04	—	—	—	—
Number of Units	6,141	—	—	—	—
AST Alger All-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$6.06	$4.53	$7.14	$8.68
EOP Unit Value	6.49	6.06	4.53	7.14	8.68
Number of Units	214,092	200,264	61,001	56,649	30,915
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.79	—	—	—	—
Number of Units	964	—	—	—	—
AST All-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.21	$7.61	$9.72	$10.07
EOP Unit Value	11.63	10.21	7.61	9.72	10.07
Number of Units	256,401	140,873	38,982	26,857	12,895
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.17	—	—	—	—
Number of Units	1,376	—	—	—	—
AST T. Rowe Price Natural Resources (1995)
With No Optional Benefits
BOP Unit Value	$13.75	$10.42	$11.18	$11.24
EOP Unit Value	17.81	13.75	10.42	11.18	11.24
Number of Units	192,336	75,013	4,994	1,879	–0–
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST T. Rowe Price Large Cap Growth[2] (1996)
With No Optional Benefits
BOP Unit Value	$5.93	$4.86	$7.12	$8.46
EOP Unit Value	6.19	5.93	4.86	7.12	8.46
Number of Units	326,194	263,698	106,056	106,762	97,356
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST MFS Growth (1999)
With No Optional Benefits
BOP Unit Value	$6.44	$5.31	$7.48	$9.68
EOP Unit Value	7.04	6.44	5.31	7.48	9.68
Number of Units	791,823	893,170	112,701	47,656	3,089
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Marsico Capital Growth (1997)
With No Optional Benefits
BOP Unit Value	$8.46	$6.50	$7.80	$10.09
EOP Unit Value	9.67	8.46	6.5	7.8	10.09
Number of Units	5,717,404	4,075,719	228,033	182,904	114,992
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.66	—	—	—	—
Number of Units	32,384	—	—	—	—
AST Goldman Sachs Concentrated Growth (1992)
With No Optional Benefits
BOP Unit Value	$4.57	$3.69	$5.33	$7.90
EOP Unit Value	4.68	4.57	3.69	5.33	7.9
Number of Units	733,920	604,491	405,437	404,404	235,747
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST DeAm Large-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$9.58	$7.67	$9.17	$9.83
EOP Unit Value	11.18	9.58	7.67	9.17	9.83
Number of Units	191,637	85,554	7,126	1,696	442
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST Alliance/Bernstein Growth + Value[3] (2001)
With No Optional Benefits
BOP Unit Value	$8.89	$7.14	$9.64	—
EOP Unit Value	9.66	8.89	7.14	9.64	—
Number of Units	194,363	137,293	37,810	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST AllianceBernstein Core Value[4] (2001)
With No Optional Benefits
BOP Unit Value	$10.91	$8.61	$10.05	—
EOP Unit Value	12.28	10.91	8.61	10.05	—
Number of Units	603,508	453,569	82,054	18,453	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.92	—	—	—	—
Number of Units	1,051	—	—	—	—
AST Cohen & Steers Realty (1998)
With No Optional Benefits
BOP Unit Value	$16.17	$11.91	$11.75	$11.57
EOP Unit Value	22.03	16.17	11.91	11.75	11.57
Number of Units	281,181	149,582	25,464	16,487	16,557
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Sanford Bernstein Managed Index 500[5] (1998)
With No Optional Benefits
BOP Unit Value	$8.28	$6.59	$8.41	$9.46
EOP Unit Value	8.99	8.28	6.59	8.41	9.46
Number of Units	642,882	554,156	90,506	39,414	9,941
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST American Century Income & Growth (1997)
With No Optional Benefits
BOP Unit Value	$8.52	$6.70	$8.47	$9.36
EOP Unit Value	9.48	8.52	6.7	8.47	9.36
Number of Units	613,910	339,653	124,168	113,372	70,887
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST AllianceBernstein Growth and Income[6] (1992)
With No Optional Benefits
BOP Unit Value	$10.25	$7.84	$10.35	$10.53
EOP Unit Value	11.24	10.25	7.84	10.35	10.53
Number of Units	4,119,501	3,076,626	142,152	205,232	34,439
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.55	—	—	—	—
Number of Units	32,525	—	—	—	—
AST Large Cap Value[7]
With No Optional Benefits
BOP Unit Value	$8.99	$7.59	$9.31	$10.32
EOP Unit Value	10.25	8.99	7.59	9.31	10.32
Number of Units	417,314	204,589	44,419	44,212	8,596
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Global Allocation[8] (1993)
With No Optional Benefits
BOP Unit Value	$8.71	$7.38	$8.84	$10.14
EOP Unit Value	9.55	8.71	7.38	8.84	10.14
Number of Units	78,619	61,801	34,451	38,208	30,678
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST American Century Strategic Balanced (1997)
With No Optional Benefits
BOP Unit Value	$9.81	$8.36	$9.38	$9.87
EOP Unit Value	10.56	9.81	8.36	9.38	9.87
Number of Units	146,721	115,095	5,490	4,905	1,725
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST T. Rowe Price Asset Allocation (1994)
With No Optional Benefits
BOP Unit Value	$10.37	$8.47	$9.52	$10.12
EOP Unit Value	11.39	10.37	8.47	9.52	10.12
Number of Units	357,085	222,150	13,799	13,152	2,412
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.41	—	—	—	—
Number of Units	1,537	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST T. Rowe Price Global Bond (1994)
With No Optional Benefits
BOP Unit Value	$13.73	$12.32	$10.84	$10.70
EOP Unit Value	14.73	13.73	12.32	10.84	10.7
Number of Units	657,913	289,862	36,987	16,390	–0–
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.00	—	—	—	—
Number of Units	9,975	—	—	—	—
AST Goldman Sachs High Yield Bond Portfolio
With No Optional Benefits
BOP Unit Value	$10.99	$9.16	$9.27	$9.37
EOP Unit Value	12.06	10.99	9.16	9.27	9.37
Number of Units	957,756	906,947	73,614	45,297	12,929
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AST Lord Abbett Bond-Debenture (2000)
With No Optional Benefits
BOP Unit Value	$11.98	$10.22	$10.30	$10.13
EOP Unit Value	12.71	11.98	10.22	10.3	10.13
Number of Units	1,012,739	814,135	43,077	16,628	425
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.94	—	—	—	—
Number of Units	4,145	—	—	—	—
AST PIMCO Total Return Bond (1994)
With No Optional Benefits
BOP Unit Value	$13.23	$12.72	$11.80	$10.97
EOP Unit Value	13.72	13.23	12.72	11.8	10.97
Number of Units	3,074,732	2,301,863	362,294	275,317	37,918
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.37	—	—	—	—
Number of Units	19,700	—	—	—	—
AST PIMCO Limited Maturity Bond (1995)
With No Optional Benefits
BOP Unit Value	$12.08	$10.09	$11.29	$10.59
EOP Unit Value	12.18	12.08	10.09	11.29	10.59
Number of Units	2,189,975	956,856	38,260	112,948	1,940
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.01	—	—	—	—
Number of Units	11,324	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AST Money Market (1992)
With No Optional Benefits
BOP Unit Value	$10.51	$10.57	$10.57	$10.32
EOP Unit Value	10.46	10.51	10.57	10.57	10.32
Number of Units	1,663,940	1,245,396	403,604	179,509	29,567
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$9.84	—	—	—	—
Number of Units	521	—	—	—	—
Gartmore Variable Investment Trust — GVIT Developing Markets (1996)
With No Optional Benefits
BOP Unit Value	$10.59	$6.71	$7.53	$8.19
EOP Unit Value	12.52	10.59	6.71	7.53	8.19
Number of Units	264,541	122,136	6,530	6,555	3,293
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Wells Fargo Variable Trust — Advantage Equity Income[9] (1999)
With No Optional Benefits
BOP Unit Value	$15.79	$12.67	$15.89	$17.01
EOP Unit Value	17.32	15.79	12.67	15.89	17.01
Number of Units	19,612	10,586	1,063	1,992	–0–
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AIM V.I. — Dynamics (1999)
With No Optional Benefits
BOP Unit Value	$6.22	$4.57	$6.80	$9.99
EOP Unit Value	6.96	6.22	4.57	6.8	9.99
Number of Units	188,184	137,600	18,808	15,825	22,264
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AIM V.I. — Technology (1999)
With No Optional Benefits
BOP Unit Value	$3.21	$2.24	$4.27	$7.98
EOP Unit Value	3.32	3.21	2.24	4.27	7.98
Number of Units	78,567	42,720	30,448	35,767	25,984
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
AIM V.I. — Global Health Care (1999)
With No Optional Benefits
BOP Unit Value	$10.68	$8.46	$11.35	$13.14
EOP Unit Value	11.34	10.68	8.46	11.35	13.14
Number of Units	92,506	59,116	19,405	27,104	32,969
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
AIM V.I. — Financial Services (1999)
With No Optional Benefits
BOP Unit Value	$11.85	$9.26	$11.02	$12.38
EOP Unit Value	12.72	11.85	9.26	11.02	12.38
Number of Units	44,091	48,538	7,204	8,536	9,786
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Evergreen VA — International Equity (2000)
With No Optional Benefits
BOP Unit Value	$10.46	—	—	—
EOP Unit Value	12.31	10.46	—	—	—
Number of Units	62,400	24,847	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Evergreen VA — Special Equity[10] (1999)
With No Optional Benefits
BOP Unit Value	$9.16	$6.10	$8.49	$9.35
EOP Unit Value	9.57	9.16	6.1	8.49	9.35
Number of Units	92,559	69,344	5,427	5,085	–0–
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Evergreen VA — Omega (2000)
With No Optional Benefits
BOP Unit Value	$9.21	—	$9.04	—
EOP Unit Value	9.75	9.21	—	9.04	—
Number of Units	26,849	15,743	—	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Europe 30 (1999)
With No Optional Benefits
BOP Unit Value	$7.00	$5.11	$6.97	$9.30
EOP Unit Value	7.90	7.00	5.11	6.97	9.30
Number of Units	201,444	75,543	2,539	7,317	–0–
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.41	—	—	—	—
Number of Units	562	—	—	—	—
ProFund VP — Asia 30 (2002)
With No Optional Benefits
BOP Unit Value	$12.66	—	—	—
EOP Unit Value	12.43	12.66	—	—	—
Number of Units	63,254	47,272	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Japan (2002)
With No Optional Benefits
BOP Unit Value	$9.09	—	—	—
EOP Unit Value	9.65	9.09	—	—	—
Number of Units	87,251	28,579	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Banks (2002)
With No Optional Benefits
BOP Unit Value	$10.97	—	—	—
EOP Unit Value	12.11	10.97	—	—	—
Number of Units	12,480	8,886	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Basic Materials (2002)
With No Optional Benefits
BOP Unit Value	$11.02	—	—	—
EOP Unit Value	12.00	11.02	—	—	—
Number of Units	42,597	53,759	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Biotechnology (2001)
With No Optional Benefits
BOP Unit Value	$7.14	$5.17	$8.38	—
EOP Unit Value	7.73	7.14	5.17	8.38	—
Number of Units	32,726	20,329	460	3,279	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Consumer Services (2002)
With No Optional Benefits
BOP Unit Value	$9.10	—	—	—
EOP Unit Value	9.67	9.10	—	—	—
Number of Units	20,288	13,935	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Consumer Goods (2002)
With No Optional Benefits
BOP Unit Value	$9.71	—	—	—
EOP Unit Value	10.47	9.71	—	—	—
Number of Units	7,578	3,821	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units
ProFund VP — Oil & Gas (2001)
With No Optional Benefits
BOP Unit Value	$9.10	—	$9.20	—
EOP Unit Value	11.62	9.10	—	9.20	—
Number of Units	186,654	50,155	—	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Financials (2001)
With No Optional Benefits
BOP Unit Value	$9.88	$7.76	$9.23	—
EOP Unit Value	10.77	9.88	7.76	9.23	—
Number of Units	70,662	32,283	3,258	8,154	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Health Care (2001)
With No Optional Benefits
BOP Unit Value	$8.29	$7.15	$9.37	—
EOP Unit Value	8.38	8.29	7.15	9.37	—
Number of Units	91,641	23,591	1,235	2,564	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Industrials (2002)
With No Optional Benefits
BOP Unit Value	$10.08	—	—	—
EOP Unit Value	11.27	10.08	—	—	—
Number of Units	22,333	11,186	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Internet (2002)
With No Optional Benefits
BOP Unit Value	$15.10	—	—	—
EOP Unit Value	18.08	15.10	—	—	—
Number of Units	20,851	8,287	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Pharmaceuticals (2002)
With No Optional Benefits
BOP Unit Value	$8.95	—	—	—
EOP Unit Value	8.02	8.95	—	—	—
Number of Units	27,913	24,743	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Precious Metals (2002)
With No Optional Benefits
BOP Unit Value	$13.38	$9.73	—	—
EOP Unit Value	11.90	13.38	9.73	—	—
Number of Units	102,230	89,687	1,179	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Real Estate (2001)
With No Optional Benefits
BOP Unit Value	$14.00	$10.65	$10.78	—
EOP Unit Value	17.58	14.00	10.65	10.78	—
Number of Units	53,006	18,355	2,230	2,306	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Semiconductor (2002)
With No Optional Benefits
BOP Unit Value	$9.58	—	—	—
EOP Unit Value	7.23	9.58	—	—	—
Number of Units	52,485	17,621	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Technology (2001)
With No Optional Benefits
BOP Unit Value	$5.00	—	$5.92	—
EOP Unit Value	4.91	5.00	—	5.92	—
Number of Units	88,720	74,180	—	12,704	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Telecommunications (2001)
With No Optional Benefits
BOP Unit Value	$4.41	—	$7.11	—
EOP Unit Value	5.04	4.41	—	7.11	—
Number of Units	118,731	30,179	—	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Utilities (2001)
With No Optional Benefits
BOP Unit Value	$7.32	$6.11	$8.13	—
EOP Unit Value	8.75	7.32	6.11	8.13	—
Number of Units	79,702	18,902	491	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Bull (2002)
With No Optional Benefits
BOP Unit Value	$9.91	—	—	—
EOP Unit Value	10.65	9.91	—	—	—
Number of Units	412,259	394,427	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.27	—	—	—	—
Number of Units	1,158	—	—	—	—
ProFund VP — Bear (2001)
With No Optional Benefits
BOP Unit Value	$10.26	$13.78	$11.55	—
EOP Unit Value	9.09	10.26	13.78	11.55	—
Number of Units	16,155	28,299	2,012	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — UltraBull (2001)
With No Optional Benefits
BOP Unit Value	$7.13	$4.72	$7.48	—
EOP Unit Value	8.25	7.13	4.72	7.48	—
Number of Units	305,666	56,257	2,988	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — OTC (2001)
With No Optional Benefits
BOP Unit Value	$5.07	—	$5.77	—
EOP Unit Value	5.44	5.07	—	5.77	—
Number of Units	293,311	257,947	—	–0–	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.94	—	—	—	—
Number of Units	2,991	—	—	—	—
ProFund VP — Short OTC (2002)
With No Optional Benefits
BOP Unit Value	$6.83	$11.03	—	—
EOP Unit Value	5.99	6.83	11.03	—	—
Number of Units	77,280	40,617	934	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — UltraOTC (1999)
With No Optional Benefits
BOP Unit Value	$0.77	—	$1.25	$4.06
EOP Unit Value	0.87	0.77	—	1.25	4.06
Number of Units	6,405,048	890,270	—	58,556	3,787
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Mid-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.30	—	—	—
EOP Unit Value	11.80	10.30	—	—	—
Number of Units	87,968	59,964	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.23	—	—	—	—
Number of Units	216	—	—	—	—
ProFund VP — Mid-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$9.75	—	—	—
EOP Unit Value	10.70	9.75	—	—	—
Number of Units	80,520	24,107	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — UltraMid-Cap (2002)
With No Optional Benefits
BOP Unit Value	$9.62	—	—	—
EOP Unit Value	12.13	9.62	—	—	—
Number of Units	115,073	34,556	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$9.46	—	—	—
EOP Unit Value	11.22	9.46	—	—	—
Number of Units	123,988	105,751	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.55	—	—	—	—
Number of Units	974	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
ProFund VP — Small-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$10.23	—	—	—
EOP Unit Value	12.11	10.23	—	—	—
Number of Units	237,000	65,882	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.25	—	—	—	—
Number of Units	938	—	—	—	—
ProFund VP — UltraSmall-Cap (1999)
With No Optional Benefits
BOP Unit Value	$9.49	$4.82	$8.50	$9.32
EOP Unit Value	12.28	9.49	4.82	8.50	9.32
Number of Units	143,175	60,051	953	–0–	3,174
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — U.S. Government Plus (2002)
With No Optional Benefits
BOP Unit Value	$11.15	$11.59	—	—
EOP Unit Value	11.91	11.15	11.59	—	—
Number of Units	42,782	20,058	1,005	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
ProFund VP — Rising Rates Opportunity (2002)
With No Optional Benefits
BOP Unit Value	$7.61	—	—	—
EOP Unit Value	6.70	7.61	—	—	—
Number of Units	266,169	78,428	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.32	—	—	—	—
Number of Units	307	—	—	—	—
Profund VP Large-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
Profund VP Large-Cap Value
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.37	—	—	—	—
Number of Units	3,839	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Profund VP Short Mid Cap
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$9.70	—	—	—	—
Number of Units	571	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
Profund VP Small-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.11	—	—	—	—
Number of Units	237,000	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.25	—	—	—	—
Number of Units	938	—	—	—	—
Profund VP Short Small-Cap
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$9.55	—	—	—	—
Number of Units	7,859	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
First Trust® 10 Uncommon Values (2000)
With No Optional Benefits
BOP Unit Value	$3.99	$2.95	$4.73	$7.44
EOP Unit Value	4.38	3.99	2.95	4.73	7.44
Number of Units	33,075	22,064	23,080	31,543	32,451
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
First Trust Target Managed VIP (1999)
With No Optional Benefits
BOP Unit Value	$13.20	—	—	—
EOP Unit Value	14.64	13.20	—	—	—
Number of Units	695,591	476,951	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.29	—	—	—	—
Number of Units	16,433	—	—	—	—
First Trust The Dow DARTSM 10 (1999)
With No Optional Benefits
BOP Unit Value	$12.05	—	—	—
EOP Unit Value	12.35	12.05	—	—	—
Number of Units	24,245	10,069	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
First Trust Global Target 15[11] (1999)
With No Optional Benefits
BOP Unit Value	$12.96	—	—	—
EOP Unit Value	16.05	12.96	—	—	—
Number of Units	22,405	8,569	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
First Trust S&P Target 24 (1999)
With No Optional Benefits
BOP Unit Value	$11.89	—	—	—
EOP Unit Value	13.34	11.89	—	—	—
Number of Units	43,536	5,532	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
First Trust Nasdaq Target 15 (1999)
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.54	—	—	—	—
Number of Units	7,266	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASAP III – Prospectus (continued)

Sub-account	2004	2003	2002	2001	2000
First Trust Value Line® — Target 25 (1999)
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$16.61	—	—	—	—
Number of Units	33,213	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
SP William Blair International Growth
With No Optional Benefits
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	18,568	—	—	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus

Sub-account	2004	2003	2002
AST JP Morgan International Equity Portfolio
With No Optional Benefits
BOP Unit Value	$11.00	$8.56
EOP Unit Value	12.67	11.00	8.56
Number of Units	3,227,381	2,415,394	2,569,506
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.32	—	—
Number of Units	20,718	—	—
AST William Blair International Growth (1997)
With No Optional Benefits
BOP Unit Value	$13.39	$9.72
EOP Unit Value	15.30	13.39	9.72
Number of Units	11,265,469	5,547,558	835,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.94	—	—
Number of Units	135,829	—	—
AST LSV International Value (1994)
With No Optional Benefits
BOP Unit Value	$10.79	$8.19
EOP Unit Value	12.84	10.79	8.19
Number of Units	1,897,469	1,201,268	269,995
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.70	—	—
Number of Units	5,736	—	—
AST MFS Global Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.30	$9.04
EOP Unit Value	13.16	11.30	9.04
Number of Units	2,276,801	1,393,001	969,509
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.40	—	—
Number of Units	5,188	—	—
AST Small Cap Growth[1]
With No Optional Benefits
BOP Unit Value	$9.89	$6.92
EOP Unit Value	9.05	9.89	6.92
Number of Units	2,242,129	3,292,593	1,970,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.32	—	—
Number of Units	1,043	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAM Small-Cap Growth (1999)
With No Optional Benefits
BOP Unit Value	$11.13	$7.67
EOP Unit Value	11.98	11.13	7.67
Number of Units	1,618,719	1,682,193	639,695
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.03	—	—
Number of Units	3,398	—	—
AST Federated Aggressive Growth (2000)
With No Optional Benefits
BOP Unit Value	$12.74	$7.64
EOP Unit Value	15.42	12.74	7.64
Number of Units	4,808,453	3,085,373	1,255,415
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.64	—	—
Number of Units	53,866	—	—
AST Goldman Sachs Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.85	$9.26
EOP Unit Value	15.19	12.85	9.26
Number of Units	1,541,896	1,504,296	1,492,775
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
AST Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.42	$9.30
EOP Unit Value	14.22	12.42	9.30
Number of Units	10,785,030	10,183,346	6,141,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.11	—	—
Number of Units	91,011	—	—
AST DeAM Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.81	$7.66
EOP Unit Value	12.99	10.81	7.66
Number of Units	2,143,020	1,134,865	423,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.71	—	—
Number of Units	634	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST Goldman Sachs Mid-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$10.31	$7.97
EOP Unit Value	11.80	10.31	7.97
Number of Units	4,375,813	3,027,057	1,273,118
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.91	—	—
Number of Units	33,665	—	—
AST Neuberger Berman Mid-Cap Growth (1994)
With No Optional Benefits
BOP Unit Value	$9.51	$7.41
EOP Unit Value	10.86	9.51	7.41
Number of Units	4,715,301	3,415,318	2,175,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.70	—	—
Number of Units	18,225	—	—
AST Neuberger Berman Mid-Cap Value (1993)
With No Optional Benefits
BOP Unit Value	$12.01	$8.96
EOP Unit Value	14.51	12.01	8.96
Number of Units	11,461,684	8,530,129	5,118,558
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.97	—	—
Number of Units	95,076	—	—
AST Alger All-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$9.07	$6.80
EOP Unit Value	9.67	9.07	6.80
Number of Units	1,798,457	2,002,166	658,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.73	—	—
Number of Units	6,346	—	—
AST All-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.91	$8.17
EOP Unit Value	12.38	10.91	8.17
Number of Units	2,587,064	2,513,413	1,200,225
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.11	—	—
Number of Units	7,555	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Natural Resources (1995)
With No Optional Benefits
BOP Unit Value	$12.59	$9.59
EOP Unit Value	16.25	12.59	9.59
Number of Units	2,040,188	2,011,627	724,670
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$14.36	—	—
Number of Units	13,775	—	—
AST T. Rowe Price Large-Cap Growth[2] (1996)
With No Optional Benefits
BOP Unit Value	$9.08	$7.46
EOP Unit Value	9.44	9.08	7.46
Number of Units	2,378,881	2,098,873	1,869,353
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.57	—	—
Number of Units	4,945	—	—
AST MFS Growth (1999)
With No Optional Benefits
BOP Unit Value	$9.16	$7.58
EOP Unit Value	9.97	9.16	7.58
Number of Units	4,529,834	4,784,269	2,930,432
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.00	—	—
Number of Units	33,939	—	—
AST Marsico Capital Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.78	$8.32
EOP Unit Value	12.26	10.78	8.32
Number of Units	28,117,310	20,138,164	10,144,317
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.61	—	—
Number of Units	263,104	—	—
AST Goldman Sachs Concentrated Growth (1992)
With No Optional Benefits
BOP Unit Value	$9.45	$7.67
EOP Unit Value	9.64	9.45	7.67
Number of Units	2,785,100	2,053,023	1,349,939
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.54	—	—
Number of Units	12,303	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAm Large-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.78	$8.66
EOP Unit Value	12.53	10.78	8.66
Number of Units	2,351,197	1,072,256	664,649
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.25	—	—
Number of Units	6,163	—	—
AST Alliance/Bernstein Growth + Value[3] (2001)
With No Optional Benefits
BOP Unit Value	$9.91	$7.99
EOP Unit Value	10.72	9.91	7.99
Number of Units	1,620,391	1,387,072	965,912
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.15	—	—
Number of Units	1,191	—	—
AST AllianceBernstein Core Value[4] (2001)
With No Optional Benefits
BOP Unit Value	$11.06	$8.76
EOP Unit Value	12.39	11.06	8.76
Number of Units	4,643,022	3,621,862	6,005,922
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.86	—	—
Number of Units	57,669	—	—
AST Cohen & Steers Realty (1998)
With No Optional Benefits
BOP Unit Value	$13.63	$10.08
EOP Unit Value	18.49	13.63	10.08
Number of Units	4,080,179	3,097,315	1,563,489
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$14.07	—	—
Number of Units	5,246	—	—
AST AllianceBernstein Managed Index 500[5] (1998)
With No Optional Benefits
BOP Unit Value	$10.23	$8.17
EOP Unit Value	11.07	10.23	8.17
Number of Units	6,845,369	5,442,511	3,662,406
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.31	—	—
Number of Units	43,627	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST American Century Income & Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.45	$8.25
EOP Unit Value	11.57	10.45	8.25
Number of Units	4,670,846	2,115,438	1,751,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.72	—	—
Number of Units	7,406	—	—
AST Alliance Growth and Income[6] (1992)
With No Optional Benefits
BOP Unit Value	$10.50	$8.06
EOP Unit Value	11.46	10.50	8.06
Number of Units	25,850,506	21,264,670	6,667,373
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.50	—	—
Number of Units	228,955	—	—
AST Large Cap Value[7]
With No Optional Benefits
BOP Unit Value	$9.83	$8.34
EOP Unit Value	11.17	9.83	8.34
Number of Units	3,717,848	2,647,064	2,110,071
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.75	—	—
Number of Units	23,032	—	—
AST Global Allocation[8] (1993)
With No Optional Benefits
BOP Unit Value	$10.24	$8.71
EOP Unit Value	11.19	10.24	8.71
Number of Units	1,061,887	898,161	847,517
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.23	—	—
Number of Units	2,193	—	—
AST American Century Strategic Balanced (1997)
With No Optional Benefits
BOP Unit Value	$10.69	$9.14
EOP Unit Value	11.46	10.69	9.14
Number of Units	2,335,598	2,045,205	1,126,058
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.98	—	—
Number of Units	125	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Asset Allocation (1994)
With No Optional Benefits
BOP Unit Value	$11.09	$9.09
EOP Unit Value	12.13	11.09	9.09
Number of Units	3,551,315	2,243,566	921,329
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.35	—	—
Number of Units	9,372	—	—
AST T. Rowe Price Global Bond (1994)
With No Optional Benefits
BOP Unit Value	$12.59	$11.34
EOP Unit Value	13.45	12.59	11.34
Number of Units	4,717,822	2,962,471	1,739,313
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.94	—	—
Number of Units	43,652	—	—
AST Goldman Sachs High Yield Bond Portfolio
With No Optional Benefits
BOP Unit Value	$11.61	$9.71
EOP Unit Value	12.69	11.61	9.71
Number of Units	13,717,128	12,201,163	5,592,940
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.24	—	—
Number of Units	65,084	—	—
AST Lord Abbett Bond-Debenture (2000)
With No Optional Benefits
BOP Unit Value	$11.61	$9.94
EOP Unit Value	12.26	11.61	9.94
Number of Units	8,369,008	7,751,236	4,146,530
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.88	—	—
Number of Units	85,669	—	—
AST PIMCO Total Return Bond (1994)
With No Optional Benefits
BOP Unit Value	$10.95	$10.57
EOP Unit Value	11.31	10.95	10.57
Number of Units	33,208,757	26,287,388	20,544,075
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.32	—	—
Number of Units	323,335	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AST PIMCO Limited Maturity Bond (1995)
With No Optional Benefits
BOP Unit Value	$10.51	$10.34
EOP Unit Value	10.55	10.51	10.34
Number of Units	21,299,789	15,242,856	11,274,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.96	—	—
Number of Units	240,337	—	—
AST Money Market (1992)
With No Optional Benefits
BOP Unit Value	$9.86	$9.96
EOP Unit Value	9.78	9.86	9.96
Number of Units	29,870,585	32,730,501	36,255,772
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.79	—	—
Number of Units	61,321	—	—
Gartmore Variable Investment Trust — GVIT Developing Markets (1996)
With No Optional Benefits
BOP Unit Value	$13.60	$8.66
EOP Unit Value	16.02	13.60	8.66
Number of Units	2,103,950	1,763,660	283,466
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.70	—	—
Number of Units	11,161	—	—
Wells Fargo Variable Trust — Advantage Equity Income[9] (1999)
With No Optional Benefits
BOP Unit Value	$10.23	$8.25
EOP Unit Value	11.18	10.23	8.25
Number of Units	590,808	314,757	196,720
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.61	—	—
Number of Units	13	—	—
AIM V.I. — Dynamics (1999)
With No Optional Benefits
BOP Unit Value	$9.61	$7.09
EOP Unit Value	10.72	9.61	7.09
Number of Units	668,032	889,464	543,762
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.63	—	—
Number of Units	13	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
AIM V.I. — Technology (1999)
With No Optional Benefits
BOP Unit Value	$7.87	$5.50
EOP Unit Value	8.09	7.87	5.50
Number of Units	512,424	578,651	293,307
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
AIM V.I. — Global Health Care (1999)
With No Optional Benefits
BOP Unit Value	$10.05	$8.00
EOP Unit Value	10.64	10.05	8.00
Number of Units	937,586	698,364	475,873
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.38	—	—
Number of Units	2,157	—	—
AIM V.I. — Financial Services (1999)
With No Optional Benefits
BOP Unit Value	$11.17	$8.76
EOP Unit Value	11.94	11.17	8.76
Number of Units	585,185	607,265	366,258
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.08	—	—
Number of Units	468	—	—
Evergreen VA — International Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.65	$8.15
EOP Unit Value	13.66	11.65	8.15
Number of Units	414,631	189,143	113,389
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.36	—	—
Number of Units	2,878	—	—
Evergreen VA — Special Equity[10] (1999)
With No Optional Benefits
BOP Unit Value	$11.12	$7.44
EOP Unit Value	11.58	11.12	7.44
Number of Units	702,642	815,621	127,728
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.53	—	—
Number of Units	26,034	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
Evergreen VA — Omega (2000)
With No Optional Benefits
BOP Unit Value	$10.71	$7.78
EOP Unit Value	11.29	10.71	7.78
Number of Units	570,123	404,789	39,943
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.92	—	—
Number of Units	30,383	—	—
ProFund VP — Europe 30 (1999)
With No Optional Benefits
BOP Unit Value	$10.83	$7.93
EOP Unit Value	12.17	10.83	7.93
Number of Units	1,812,435	2,116,400	292,396
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.35	—	—
Number of Units	7,758	—	—
ProFund VP — Asia 30 (2002)
With No Optional Benefits
BOP Unit Value	$12.57	$7.75
EOP Unit Value	12.30	12.57	7.75
Number of Units	896,010	942,605	281,993
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.10	—	—
Number of Units	6,082	—	—
ProFund VP — Japan (2002)
With No Optional Benefits
BOP Unit Value	$9.03	$7.24
EOP Unit Value	9.55	9.03	7.24
Number of Units	710,879	426,718	65,845
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Banks (2002)
With No Optional Benefits
BOP Unit Value	$10.90	$8.56
EOP Unit Value	11.98	10.90	8.56
Number of Units	229,711	93,067	101,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.54	—	—
Number of Units	582	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Basic Materials (2002)
With No Optional Benefits
BOP Unit Value	$10.95	$8.46
EOP Unit Value	11.87	10.95	8.46
Number of Units	529,237	1,512,864	76,331
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.40	—	—
Number of Units	1,246	—	—
ProFund VP — Biotechnology (2001)
With No Optional Benefits
BOP Unit Value	$9.75	$7.09
EOP Unit Value	10.52	9.75	7.09
Number of Units	757,678	208,971	130,082
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Consumer Services (2002)
With No Optional Benefits
BOP Unit Value	$9.04	$7.25
EOP Unit Value	9.56	9.04	7.25
Number of Units	430,620	136,269	128,022
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.66	—	—
Number of Units	14	—	—
ProFund VP — Consumer Goods (2002)
With No Optional Benefits
BOP Unit Value	$9.64	$8.28
EOP Unit Value	10.36	9.64	8.28
Number of Units	369,007	58,425	148,446
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Oil & Gas (2001)
With No Optional Benefits
BOP Unit Value	$10.48	$8.71
EOP Unit Value	13.33	10.48	8.71
Number of Units	1,856,882	1,225,844	299,833
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.76	—	—
Number of Units	6,676	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Financials (2001)
With No Optional Benefits
BOP Unit Value	$11.23	$8.85
EOP Unit Value	12.19	11.23	8.85
Number of Units	553,342	398,159	221,377
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Health Care (2001)
With No Optional Benefits
BOP Unit Value	$9.17	$7.94
EOP Unit Value	9.23	9.17	7.94
Number of Units	1,318,525	707,449	388,508
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Industrials (2002)
With No Optional Benefits
BOP Unit Value	$10.01	$7.93
EOP Unit Value	11.15	10.01	7.93
Number of Units	253,411	318,339	12,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.04	—	—
Number of Units	807	—	—
ProFund VP — Internet (2002)
With No Optional Benefits
BOP Unit Value	$15.00	$8.57
EOP Unit Value	17.89	15.00	8.57
Number of Units	992,879	206,876	306,572
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Pharmaceuticals (2002)
With No Optional Benefits
BOP Unit Value	$8.89	$8.56
EOP Unit Value	7.93	8.89	8.56
Number of Units	527,336	266,978	136,559
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Precious Metals (2002)
With No Optional Benefits
BOP Unit Value	$13.29	$9.70
EOP Unit Value	11.77	13.29	9.70
Number of Units	1,479,384	1,329,806	1,175,651
With HAV, EBP and GMWB
BOP Unit Value	$11.55	—
EOP Unit Value	$10.14	$11.55	—
Number of Units	11,671	23284	—
ProFund VP — Real Estate (2001)
With No Optional Benefits
BOP Unit Value	$12.91	$9.86
EOP Unit Value	16.15	12.91	9.86
Number of Units	1,816,706	462,906	441,318
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.02	—	—
Number of Units	1,198	—	—
ProFund VP — Semiconductor (2002)
With No Optional Benefits
BOP Unit Value	$9.51	$5.14
EOP Unit Value	7.15	9.51	5.14
Number of Units	694,352	423,958	93,241
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Technology (2001)
With No Optional Benefits
BOP Unit Value	$8.66	$6.03
EOP Unit Value	8.48	8.66	6.03
Number of Units	727,580	497,972	254,131
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Telecommunications (2001)
With No Optional Benefits
BOP Unit Value	$7.21	$7.15
EOP Unit Value	8.19	7.21	7.15
Number of Units	460,848	398,350	272,408
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.50	—	—
Number of Units	2,691	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Utilities (2001)
With No Optional Benefits
BOP Unit Value	$9.34	$7.83
EOP Unit Value	11.13	9.34	7.83
Number of Units	1,060,939	618,427	521,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.47	—	—
Number of Units	573	—	—
ProFund VP — Bull (2002)
With No Optional Benefits
BOP Unit Value	$9.84	$7.97
EOP Unit Value	10.53	9.84	7.97
Number of Units	8,215,357	3,563,562	954,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.21	—	—
Number of Units	12,971	—	—
ProFund VP — Bear (2001)
With No Optional Benefits
BOP Unit Value	$8.44	$11.38
EOP Unit Value	7.45	8.44	11.38
Number of Units	1,202,243	1,886,515	1,532,543
With HAV, EBP and GMWB
BOP Unit Value	$9.29	—
EOP Unit Value	$8.12	$9.29	—
Number of Units	1,620	7293	—
ProFund VP — UltraBull (2001)
With No Optional Benefits
BOP Unit Value	$10.20	$6.78
EOP Unit Value	11.76	10.20	6.78
Number of Units	2,817,803	1,431,345	297,435
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — OTC (2001)
With No Optional Benefits
BOP Unit Value	$9.32	$6.45
EOP Unit Value	9.94	9.32	6.45
Number of Units	4,885,351	4,445,234	1,346,852
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.88	—	—
Number of Units	14,308	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Short OTC (2002)
With No Optional Benefits
BOP Unit Value	$6.78	$11.00
EOP Unit Value	5.93	6.78	11.00
Number of Units	908,064	1,535,439	433,181
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — UltraOTC (1999)
With No Optional Benefits
BOP Unit Value	$7.03	$3.53
EOP Unit Value	7.89	7.03	3.53
Number of Units	6,592,447	3,410,589	1,003,123
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Mid-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.23	$7.66
EOP Unit Value	11.67	10.23	7.66
Number of Units	2,632,869	1,455,513	438,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.17	—	—
Number of Units	3,507	—	—
ProFund VP — Mid-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$9.69	$7.70
EOP Unit Value	10.58	9.69	7.70
Number of Units	2,220,901	1,009,867	439,054
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.09	—	—
Number of Units	9,859	—	—
ProFund VP — UltraMid-Cap (2002)
With No Optional Benefits
BOP Unit Value	$9.55	$5.71
EOP Unit Value	11.99	9.55	5.71
Number of Units	3,106,849	1,112,311	477,953
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.81	—	—
Number of Units	14,660	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$9.39	$7.09
EOP Unit Value	11.10	9.39	7.09
Number of Units	4,088,760	5,144,632	994,778
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.49	—	—
Number of Units	6,158	—	—
ProFund VP — Small-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$10.16	$7.69
EOP Unit Value	11.98	10.16	7.69
Number of Units	4,677,820	3,868,951	772,260
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.19	—	—
Number of Units	13,290	—	—
ProFund VP — UltraSmall-Cap (1999)
With No Optional Benefits
BOP Unit Value	$12.04	$6.14
EOP Unit Value	15.52	12.04	6.14
Number of Units	5,098,565	1,702,558	212,085
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — U.S. Government Plus (2002)
With No Optional Benefits
BOP Unit Value	$11.08	$11.56
EOP Unit Value	11.79	11.08	11.56
Number of Units	1,051,158	731,470	2,486,854
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Rising Rates Opportunity (2002)
With No Optional Benefits
BOP Unit Value	$7.56	$8.02
EOP Unit Value	6.63	7.56	8.02
Number of Units	5,314,528	1,817,924	165,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$8.28	—	—
Number of Units	14,108	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
Profund VP Large-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	72,725	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Large-Cap Value
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	159,605	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Short Mid Cap
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$9.70	—	—
Number of Units	39,360	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust® 10 Uncommon Values (2000)
With No Optional Benefits
BOP Unit Value	$9.16	$6.80
EOP Unit Value	10.03	9.16	6.80
Number of Units	91,924
With HAV, EBP and GMWB		66,435	19,826
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust Global Target 15[11]
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.85	—	—
Number of Units	311,233	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.78	—	—
Number of Units	3,816	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
First Trust Managed VIP
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.32	—	—
Number of Units	1,777,316	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.26	—	—
Number of Units	23,730	—	—
First Trust NASDAQ Target 15
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.66	—	—
Number of Units	82,809	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust S&P Target 24
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.75	—	—
Number of Units	173,851	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.68	—	—
Number of Units	2,359	—	—
First Trust The Dow Target 10
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.48	—	—
Number of Units	155,695	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.42	—	—
Number of Units	105	—	—
First Trust Value Line Target 25
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$12.59	—	—
Number of Units	389,792	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

APEX II – Prospectus (continued)

Sub-account	2004	2003	2002
SP William Blair International Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.53	—	—
Number of Units	269,671	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.52	—	—
Number of Units	806	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus

Sub-account	2004	2003	2002
AST JP Morgan International Equity Portfolio
With No Optional Benefits
BOP Unit Value	$11.00	$8.56
EOP Unit Value	12.67	11.00	8.56
Number of Units	3,227,381	2,415,394	2,569,506
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.32	—	—
Number of Units	20,718	—	—
AST William Blair International Growth (1997)
With No Optional Benefits
BOP Unit Value	$13.39	$9.72
EOP Unit Value	15.30	13.39	9.72
Number of Units	11,265,469	5,547,558	835,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.94	—	—
Number of Units	135,829	—	—
AST LSV International Value (1994)
With No Optional Benefits
BOP Unit Value	$10.79	$8.19
EOP Unit Value	12.84	10.79	8.19
Number of Units	1,897,469	1,201,268	269,995
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.70	—	—
Number of Units	5,736	—	—
AST MFS Global Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.30	$9.04
EOP Unit Value	13.16	11.30	9.04
Number of Units	2,276,801	1,393,001	969,509
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.40	—	—
Number of Units	5,188	—	—
AST Small Cap Growth[1]
With No Optional Benefits
BOP Unit Value	$9.89	$6.92
EOP Unit Value	9.05	9.89	6.92
Number of Units	2,242,129	3,292,593	1,970,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$9.32	—	—
Number of Units	1,043	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAM Small-Cap Growth (1999)
With No Optional Benefits
BOP Unit Value	$11.13	$7.67
EOP Unit Value	11.98	11.13	7.67
Number of Units	1,618,719	1,682,193	639,695
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.03	—	—
Number of Units	3,398	—	—
AST Federated Aggressive Growth (2000)
With No Optional Benefits
BOP Unit Value	$12.74	$7.64
EOP Unit Value	15.42	12.74	7.64
Number of Units	4,808,453	3,085,373	1,255,415
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.64	—	—
Number of Units	53,866	—	—
AST Goldman Sachs Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.85	$9.26
EOP Unit Value	15.19	12.85	9.26
Number of Units	1,541,896	1,504,296	1,492,775
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
AST Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.42	$9.30
EOP Unit Value	14.22	12.42	9.30
Number of Units	10,785,030	10,183,346	6,141,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.11	—	—
Number of Units	91,011	—	—
AST DeAM Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.81	$7.66
EOP Unit Value	12.99	10.81	7.66
Number of Units	2,143,020	1,134,865	423,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.71	—	—
Number of Units	634	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST Goldman Sachs Mid-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$10.31	$7.97
EOP Unit Value	11.80	10.31	7.97
Number of Units	4,375,813	3,027,057	1,273,118
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.91	—	—
Number of Units	33,665	—	—
AST Neuberger Berman Mid-Cap Growth (1994)
With No Optional Benefits
BOP Unit Value	$9.51	$7.41
EOP Unit Value	10.86	9.51	7.41
Number of Units	4,715,301	3,415,318	2,175,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.70	—	—
Number of Units	18,225	—	—
AST Neuberger Berman Mid-Cap Value (1993)
With No Optional Benefits
BOP Unit Value	$12.01	$8.96
EOP Unit Value	14.51	12.01	8.96
Number of Units	11,461,684	8,530,129	5,118,558
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.97	—	—
Number of Units	95,076	—	—
AST Alger All-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$9.07	$6.80
EOP Unit Value	9.67	9.07	6.80
Number of Units	1,798,457	2,002,166	658,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.73	—	—
Number of Units	6,346	—	—
AST All-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.91	$8.17
EOP Unit Value	12.38	10.91	8.17
Number of Units	2,587,064	2,513,413	1,200,225
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.11	—	—
Number of Units	7,555	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Natural Resources (1995)
With No Optional Benefits
BOP Unit Value	$12.59	$9.59
EOP Unit Value	16.25	12.59	9.59
Number of Units	2,040,188	2,011,627	724,670
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$14.36	—	—
Number of Units	13,775	—	—
AST T. Rowe Price Large-Cap Growth[2] (1996)
With No Optional Benefits
BOP Unit Value	$9.08	$7.46
EOP Unit Value	9.44	9.08	7.46
Number of Units	2,378,881	2,098,873	1,869,353
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.57	—	—
Number of Units	4,945	—	—
AST MFS Growth (1999)
With No Optional Benefits
BOP Unit Value	$9.16	$7.58
EOP Unit Value	9.97	9.16	7.58
Number of Units	4,529,834	4,784,269	2,930,432
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.00	—	—
Number of Units	33,939	—	—
AST Marsico Capital Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.78	$8.32
EOP Unit Value	12.26	10.78	8.32
Number of Units	28,117,310	20,138,164	10,144,317
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.61	—	—
Number of Units	263,104	—	—
AST Goldman Sachs Concentrated Growth (1992)
With No Optional Benefits
BOP Unit Value	$9.45	$7.67
EOP Unit Value	9.64	9.45	7.67
Number of Units	2,785,100	2,053,023	1,349,939
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.54	—	—
Number of Units	12,303	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAm Large-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.78	$8.66
EOP Unit Value	12.53	10.78	8.66
Number of Units	2,351,197	1,072,256	664,649
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.25	—	—
Number of Units	6,163	—	—
AST Alliance/Bernstein Growth + Value[3] (2001)
With No Optional Benefits
BOP Unit Value	$9.91	$7.99
EOP Unit Value	10.72	9.91	7.99
Number of Units	1,620,391	1,387,072	965,912
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.15	—	—
Number of Units	1,191	—	—
AST AllianceBernstein Core Value[4] (2001)
With No Optional Benefits
BOP Unit Value	$11.06	$8.76
EOP Unit Value	12.39	11.06	8.76
Number of Units	4,643,022	3,621,862	6,005,922
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.86	—	—
Number of Units	57,669	—	—
AST Cohen & Steers Realty (1998)
With No Optional Benefits
BOP Unit Value	$13.63	$10.08
EOP Unit Value	18.49	13.63	10.08
Number of Units	4,080,179	3,097,315	1,563,489
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$14.07	—	—
Number of Units	5,246	—	—
AST AllianceBernstein Managed Index 500[5] (1998)
With No Optional Benefits
BOP Unit Value	$10.23	$8.17
EOP Unit Value	11.07	10.23	8.17
Number of Units	6,845,369	5,442,511	3,662,406
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.31	—	—
Number of Units	43,627	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST American Century Income & Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.45	$8.25
EOP Unit Value	11.57	10.45	8.25
Number of Units	4,670,846	2,115,438	1,751,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.72	—	—
Number of Units	7,406	—	—
AST AllianceBernstein Growth and Income[6] (1992)
With No Optional Benefits
BOP Unit Value	$10.50	$8.06
EOP Unit Value	11.46	10.50	8.06
Number of Units	25,850,506	21,264,670	6,667,373
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.50	—	—
Number of Units	228,955	—	—
AST Large Cap Value[7]
With No Optional Benefits
BOP Unit Value	$9.83	$8.34
EOP Unit Value	11.17	9.83	8.34
Number of Units	3,717,848	2,647,064	2,110,071
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.75	—	—
Number of Units	23,032	—	—
AST Global Allocation[8] (1993)
With No Optional Benefits
BOP Unit Value	$10.24	$8.71
EOP Unit Value	11.19	10.24	8.71
Number of Units	1,061,887	898,161	847,517
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.23	—	—
Number of Units	2,193	—	—
AST American Century Strategic Balanced (1997)
With No Optional Benefits
BOP Unit Value	$10.69	$9.14
EOP Unit Value	11.46	10.69	9.14
Number of Units	2,335,598	2,045,205	1,126,058
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.98	—	—
Number of Units	125	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Asset Allocation (1994)
With No Optional Benefits
BOP Unit Value	$11.09	$9.09
EOP Unit Value	12.13	11.09	9.09
Number of Units	3,551,315	2,243,566	921,329
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.35	—	—
Number of Units	9,372	—	—
AST T. Rowe Price Global Bond (1994)
With No Optional Benefits
BOP Unit Value	$12.59	$11.34
EOP Unit Value	13.45	12.59	11.34
Number of Units	4,717,822	2,962,471	1,739,313
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.94	—	—
Number of Units	43,652	—	—
AST Goldman Sachs High Yield Bond Portfolio
With No Optional Benefits
BOP Unit Value	$11.61	$9.71
EOP Unit Value	12.69	11.61	9.71
Number of Units	13,717,128	12,201,163	5,592,940
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.24	—	—
Number of Units	65,084	—	—
AST Lord Abbett Bond-Debenture (2000)
With No Optional Benefits
BOP Unit Value	$11.61	$9.94
EOP Unit Value	12.26	11.61	9.94
Number of Units	8,369,008	7,751,236	4,146,530
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.88	—	—
Number of Units	85,669	—	—
AST PIMCO Total Return Bond (1994)
With No Optional Benefits
BOP Unit Value	$10.95	$10.57
EOP Unit Value	11.31	10.95	10.57
Number of Units	33,208,757	26,287,388	20,544,075
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.32	—	—
Number of Units	323,335	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AST PIMCO Limited Maturity Bond (1995)
With No Optional Benefits
BOP Unit Value	$10.51	$10.34
EOP Unit Value	10.55	10.51	10.34
Number of Units	21,299,789	15,242,856	11,274,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$9.96	—	—
Number of Units	240,337	—	—
AST Money Market (1992)
With No Optional Benefits
BOP Unit Value	$9.86	$9.96
EOP Unit Value	9.78	9.86	9.96
Number of Units	29,870,585	32,730,501	36,255,772
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$9.79	—	—
Number of Units	61,321	—	—
Gartmore Variable Investment Trust — GVIT Developing Markets (1996)
With No Optional Benefits
BOP Unit Value	$13.60	$8.66
EOP Unit Value	16.02	13.60	8.66
Number of Units	2,103,950	1,763,660	283,466
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.70	—	—
Number of Units	11,161	—	—
Wells Fargo Variable Trust — Advantage Equity Income[9] (1999)
With No Optional Benefits
BOP Unit Value	$10.23	$8.25
EOP Unit Value	11.18	10.23	8.25
Number of Units	590,808	314,757	196,720
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.61	—	—
Number of Units	13	—	—
AIM V.I. — Dynamics (1999)
With No Optional Benefits
BOP Unit Value	$9.61	$7.09
EOP Unit Value	$10.72	$9.61	$7.09
Number of Units	668,032	889,464	543,762
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.63	—	—
Number of Units	13	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
AIM V.I. — Technology (1999)
With No Optional Benefits
BOP Unit Value	$7.87	$5.50
EOP Unit Value	8.09	7.87	5.50
Number of Units	512,424	578,651	293,307
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
AIM V.I. — Global Health Care (1999)
With No Optional Benefits
BOP Unit Value	$10.05	$8.00
EOP Unit Value	10.64	10.05	8.00
Number of Units	937,586	698,364	475,873
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.38	—	—
Number of Units	2,157	—	—
AIM V.I. — Financial Services (1999)
With No Optional Benefits
BOP Unit Value	$11.17	$8.76
EOP Unit Value	11.94	11.17	8.76
Number of Units	585,185	607,265	366,258
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.08	—	—
Number of Units	468	—	—
Evergreen VA — International Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.65	$8.15
EOP Unit Value	13.66	11.65	8.15
Number of Units	414,631	189,143	113,389
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.36	—	—
Number of Units	2,878	—	—
Evergreen VA — Special Equity[10] (1999)
With No Optional Benefits
BOP Unit Value	$11.12	$7.44
EOP Unit Value	11.58	11.12	7.44
Number of Units	702,642	815,621	127,728
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.53	—	—
Number of Units	26,034	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
Evergreen VA — Omega (2000)
With No Optional Benefits
BOP Unit Value	$10.71	$7.78
EOP Unit Value	11.29	10.71	7.78
Number of Units	570,123	404,789	39,943
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.92	—	—
Number of Units	30,383	—	—
ProFund VP — Europe 30 (1999)
With No Optional Benefits
BOP Unit Value	$10.83	$7.93
EOP Unit Value	12.17	10.83	7.93
Number of Units	1,812,435	2,116,400	292,396
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.35	—	—
Number of Units	7,758	—	—
ProFund VP — Asia 30 (2002)
With No Optional Benefits
BOP Unit Value	$12.57	$7.75
EOP Unit Value	12.30	12.57	7.75
Number of Units	896,010	942,605	281,993
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.10	—	—
Number of Units	6,082	—	—
ProFund VP — Japan (2002)
With No Optional Benefits
BOP Unit Value	$9.03	$7.24
EOP Unit Value	9.55	9.03	7.24
Number of Units	710,879	426,718	65,845
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Banks (2002)
With No Optional Benefits
BOP Unit Value	$10.90	$8.56
EOP Unit Value	11.98	10.90	8.56
Number of Units	229,711	93,067	101,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.54	—	—
Number of Units	582	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Basic Materials (2002)
With No Optional Benefits
BOP Unit Value	$10.95	$8.46
EOP Unit Value	11.87	10.95	8.46
Number of Units	529,237	1,512,864	76,331
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.40	—	—
Number of Units	1,246	—	—
ProFund VP — Biotechnology (2001)
With No Optional Benefits
BOP Unit Value	$9.75	$7.09
EOP Unit Value	10.52	9.75	7.09
Number of Units	757,678	208,971	130,082
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Consumer Services (2002)
With No Optional Benefits
BOP Unit Value	$9.04	$7.25
EOP Unit Value	9.56	9.04	7.25
Number of Units	430,620	136,269	128,022
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.66	—	—
Number of Units	14	—	—
ProFund VP — Consumer Goods (2002)
With No Optional Benefits
BOP Unit Value	$9.64	$8.28
EOP Unit Value	10.36	9.64	8.28
Number of Units	369,007	58,425	148,446
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Oil & Gas (2001)
With No Optional Benefits
BOP Unit Value	$10.48	$8.71
EOP Unit Value	13.33	10.48	8.71
Number of Units	1,856,882	1,225,844	299,833
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$13.76	—	—
Number of Units	6,676	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Financials (2001)
With No Optional Benefits
BOP Unit Value	$11.23	$8.85
EOP Unit Value	12.19	11.23	8.85
Number of Units	553,342	398,159	221,377
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Health Care (2001)
With No Optional Benefits
BOP Unit Value	$9.17	$7.94
EOP Unit Value	9.23	9.17	7.94
Number of Units	1,318,525	707,449	388,508
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Industrials (2002)
With No Optional Benefits
BOP Unit Value	$10.01	$7.93
EOP Unit Value	11.15	10.01	7.93
Number of Units	253,411	318,339	12,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.04	—	—
Number of Units	807	—	—
ProFund VP — Internet (2002)
With No Optional Benefits
BOP Unit Value	$15.00	$8.57
EOP Unit Value	17.89	15.00	8.57
Number of Units	992,879	206,876	306,572
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Pharmaceuticals (2002)
With No Optional Benefits
BOP Unit Value	$8.89	$8.56
EOP Unit Value	7.93	8.89	8.56
Number of Units	527,336	266,978	136,559
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Precious Metals (2002)
With No Optional Benefits
BOP Unit Value	$13.29	$9.70
EOP Unit Value	11.77	13.29	9.70
Number of Units	1,479,384	1,329,806	1,175,651
With HAV, EBP and GMWB
BOP Unit Value	$11.55	—
Unit Value	$10.14	$11.55	—
Number of Units	11,671	23284	—
ProFund VP — Real Estate (2001)
With No Optional Benefits
BOP Unit Value	$12.91	$9.86
EOP Unit Value	16.15	12.91	9.86
Number of Units	1,816,706	462,906	441,318
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$13.02	—	—
Number of Units	1,198	—	—
ProFund VP — Semiconductor (2002)
With No Optional Benefits
BOP Unit Value	$9.51	$5.14
EOP Unit Value	7.15	9.51	5.14
Number of Units	694,352	423,958	93,241
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Technology (2001)
With No Optional Benefits
BOP Unit Value	$8.66	$6.03
EOP Unit Value	8.48	8.66	6.03
Number of Units	727,580	497,972	254,131
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Telecommunications (2001)
With No Optional Benefits
BOP Unit Value	$7.21	$7.15
EOP Unit Value	8.19	7.21	7.15
Number of Units	460,848	398,350	272,408
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.50	—	—
Number of Units	2,691	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Utilities (2001)
With No Optional Benefits
BOP Unit Value	$9.34	$7.83
EOP Unit Value	11.13	9.34	7.83
Number of Units	1,060,939	618,427	521,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.47	—	—
Number of Units	573	—	—
ProFund VP — Bull (2002)
With No Optional Benefits
BOP Unit Value	$9.84	$7.97
EOP Unit Value	10.53	9.84	7.97
Number of Units	8,215,357	3,563,562	954,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.21	—	—
Number of Units	12,971	—	—
ProFund VP — Bear (2001)
With No Optional Benefits
BOP Unit Value	$8.44	$11.38
EOP Unit Value	7.45	8.44	11.38
Number of Units	1,202,243	1,886,515	1,532,543
With HAV, EBP and GMWB
BOP Unit Value	$9.29	—
Unit Value	$8.12	$9.29	—
Number of Units	1,620	7293	—
ProFund VP — UltraBull (2001)
With No Optional Benefits
BOP Unit Value	$10.20	$6.78
EOP Unit Value	11.76	10.20	6.78
Number of Units	2,817,803	1,431,345	297,435
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — OTC (2001)
With No Optional Benefits
BOP Unit Value	$9.32	$6.45
EOP Unit Value	9.94	9.32	6.45
Number of Units	4,885,351	4,445,234	1,346,852
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.88	—	—
Number of Units	14,308	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Short OTC (2002)
With No Optional Benefits
BOP Unit Value	$6.78	$11.00
EOP Unit Value	5.93	6.78	11.00
Number of Units	908,064	1,535,439	433,181
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — UltraOTC (1999)
With No Optional Benefits
BOP Unit Value	$7.03	$3.53
EOP Unit Value	7.89	7.03	3.53
Number of Units	6,592,447	3,410,589	1,003,123
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Mid-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.23	$7.66
EOP Unit Value	11.67	10.23	7.66
Number of Units	2,632,869	1,455,513	438,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.17	—	—
Number of Units	3,507	—	—
ProFund VP — Mid-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$9.69	$7.70
EOP Unit Value	10.58	9.69	7.70
Number of Units	2,220,901	1,009,867	439,054
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.09	—	—
Number of Units	9,859	—	—
ProFund VP — UltraMid-Cap (2002)
With No Optional Benefits
BOP Unit Value	$9.55	$5.71
EOP Unit Value	11.99	9.55	5.71
Number of Units	3,106,849	1,112,311	477,953
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$13.81	—	—
Number of Units	14,660	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$9.39	$7.09
EOP Unit Value	11.10	9.39	7.09
Number of Units	4,088,760	5,144,632	994,778
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.49	—	—
Number of Units	6,158	—	—
ProFund VP — Small-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$10.16	$7.69
EOP Unit Value	11.98	10.16	7.69
Number of Units	4,677,820	3,868,951	772,260
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.19	—	—
Number of Units	13,290	—	—
ProFund VP — UltraSmall-Cap (1999)
With No Optional Benefits
BOP Unit Value	$12.04	$6.14
EOP Unit Value	15.52	12.04	6.14
Number of Units	5,098,565	1,702,558	212,085
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — U.S. Government Plus (2002)
With No Optional Benefits
BOP Unit Value	$11.08	$11.56
EOP Unit Value	11.79	11.08	11.56
Number of Units	1,051,158	731,470	2,486,854
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Rising Rates Opportunity (2002)
With No Optional Benefits
BOP Unit Value	$7.56	$8.02
EOP Unit Value	6.63	7.56	8.02
Number of Units	5,314,528	1,817,924	165,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$8.28	—	—
Number of Units	14,108	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
Profund VP Large-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	72,725	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Large-Cap Value
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	159,605	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Short Mid Cap
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$9.70	—	—
Number of Units	39,360	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Small-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.98	—	—
Number of Units	4,677,820	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$12.19	—	—
Number of Units	13,290	—	—
First Trust® 10 Uncommon Values (2000)
With No Optional Benefits
BOP Unit Value	$9.16	$6.80
EOP Unit Value	10.03	9.16	6.80
Number of Units	91,924	66,435	19,826
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
First Trust Global Target 15
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.85	—	—
Number of Units	311,233	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.78	—	—
Number of Units	3,816	—	—
First Trust Managed VIP
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.32	—	—
Number of Units	1,777,316	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$11.26	—	—
Number of Units	23,730	—	—
First Trust NASDAQ Target 15[11]
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.66	—	—
Number of Units	82,809	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
First Trust S&P Target 24
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.75	—	—
Number of Units	173,851	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.68	—	—
Number of Units	2,359	—	—
First Trust The Dow Target 10
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.48	—	—
Number of Units	155,695	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.42	—	—
Number of Units	105	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASXT Six – Prospectus (continued)

Sub-account	2004	2003	2002
First Trust Value Line Target 25
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$12.59	—	—
Number of Units	389,792	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	—	—	—
Number of Units	—	—	—
SP William Blair International Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.53	—	—
Number of Units	269,671	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
Unit Value	$10.52	—	—
Number of Units	806	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II — Prospectus

Sub-account	2004	2003	2002
AST JP Morgan International Equity Portfolio
With No Optional Benefits
BOP Unit Value	$11.00	$8.56
EOP Unit Value	12.67	11.00	8.56
Number of Units	3,227,381	2,415,394	2,569,506
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.32	—	—
Number of Units	20,718	—	—
AST William Blair International Growth (1997)
With No Optional Benefits
BOP Unit Value	$13.39	$9.72
EOP Unit Value	15.30	13.39	9.72
Number of Units	11,265,469	5,547,558	835,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.94	—	—
Number of Units	135,829	—	—
AST LSV International Value (1994)
With No Optional Benefits
BOP Unit Value	$10.79	$8.19
EOP Unit Value	12.84	10.79	8.19
Number of Units	1,897,469	1,201,268	269,995
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.70	—	—
Number of Units	5,736	—	—
AST MFS Global Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.30	$9.04
EOP Unit Value	13.16	11.30	9.04
Number of Units	2,276,801	1,393,001	969,509
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.40	—	—
Number of Units	5,188	—	—
AST Small Cap Growth[1]
With No Optional Benefits
BOP Unit Value	$9.89	$6.92
EOP Unit Value	9.05	9.89	6.92
Number of Units	2,242,129	3,292,593	1,970,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.32	—	—
Number of Units	1,043	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAM Small-Cap Growth (1999)
With No Optional Benefits
BOP Unit Value	$11.13	$7.67
EOP Unit Value	11.98	11.13	7.67
Number of Units	1,618,719	1,682,193	639,695
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.03	—	—
Number of Units	3,398	—	—
AST Federated Aggressive Growth (2000)
With No Optional Benefits
BOP Unit Value	$12.74	$7.64
EOP Unit Value	15.42	12.74	7.64
Number of Units	4,808,453	3,085,373	1,255,415
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.64	—	—
Number of Units	53,866	—	—
AST Goldman Sachs Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.85	$9.26
EOP Unit Value	15.19	12.85	9.26
Number of Units	1,541,896	1,504,296	1,492,775
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
AST Small-Cap Value (1997)
With No Optional Benefits
BOP Unit Value	$12.42	$9.30
EOP Unit Value	14.22	12.42	9.30
Number of Units	10,785,030	10,183,346	6,141,523
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.11	—	—
Number of Units	91,011	—	—
AST DeAM Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.81	$7.66
EOP Unit Value	12.99	10.81	7.66
Number of Units	2,143,020	1,134,865	423,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.71	—	—
Number of Units	634	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST Goldman Sachs Mid-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$10.31	$7.97
EOP Unit Value	11.80	10.31	7.97
Number of Units	4,375,813	3,027,057	1,273,118
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.91	—	—
Number of Units	33,665	—	—
AST Neuberger Berman Mid-Cap Growth (1994)
With No Optional Benefits
BOP Unit Value	$9.51	$7.41
EOP Unit Value	10.86	9.51	7.41
Number of Units	4,715,301	3,415,318	2,175,250
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.70	—	—
Number of Units	18,225	—	—
AST Neuberger Berman Mid-Cap Value (1993)
With No Optional Benefits
BOP Unit Value	$12.01	$8.96
EOP Unit Value	14.51	12.01	8.96
Number of Units	11,461,684	8,530,129	5,118,558
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.97	—	—
Number of Units	95,076	—	—
AST Alger All-Cap Growth (2000)
With No Optional Benefits
BOP Unit Value	$9.07	$6.80
EOP Unit Value	9.67	9.07	6.80
Number of Units	1,798,457	2,002,166	658,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.73	—	—
Number of Units	6,346	—	—
AST All-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.91	$8.17
EOP Unit Value	12.38	10.91	8.17
Number of Units	2,587,064	2,513,413	1,200,225
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.11	—	—
Number of Units	7,555	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Natural Resources (1995)
With No Optional Benefits
BOP Unit Value	$12.59	$9.59
EOP Unit Value	16.25	12.59	9.59
Number of Units	2,040,188	2,011,627	724,670
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$14.36	—	—
Number of Units	13,775	—	—
AST T. Rowe Price Large-Cap Growth[2] (1996)
With No Optional Benefits
BOP Unit Value	$9.08	$7.46
EOP Unit Value	9.44	9.08	7.46
Number of Units	2,378,881	2,098,873	1,869,353
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.57	—	—
Number of Units	4,945	—	—
AST MFS Growth (1999)
With No Optional Benefits
BOP Unit Value	$9.16	$7.58
EOP Unit Value	9.97	9.16	7.58
Number of Units	4,529,834	4,784,269	2,930,432
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.00	—	—
Number of Units	33,939	—	—
AST Marsico Capital Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.78	$8.32
EOP Unit Value	12.26	10.78	8.32
Number of Units	28,117,310	20,138,164	10,144,317
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.61	—	—
Number of Units	263,104	—	—
AST Goldman Sachs Concentrated Growth (1992)
With No Optional Benefits
BOP Unit Value	$9.45	$7.67
EOP Unit Value	9.64	9.45	7.67
Number of Units	2,785,100	2,053,023	1,349,939
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.54	—	—
Number of Units	12,303	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST DeAm Large-Cap Value (2000)
With No Optional Benefits
BOP Unit Value	$10.78	$8.66
EOP Unit Value	12.53	10.78	8.66
Number of Units	2,351,197	1,072,256	664,649
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.25	—	—
Number of Units	6,163	—	—
AST Alliance/Bernstein Growth + Value[3] (2001)
With No Optional Benefits
BOP Unit Value	$9.91	$7.99
EOP Unit Value	10.72	9.91	7.99
Number of Units	1,620,391	1,387,072	965,912
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.15	—	—
Number of Units	1,191	—	—
AST AST AllianceBernstein Core Value[4] (2001)
With No Optional Benefits
BOP Unit Value	$11.06	$8.76
EOP Unit Value	12.39	11.06	8.76
Number of Units	4,643,022	3,621,862	6,005,922
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.86	—	—
Number of Units	57,669	—	—
AST Cohen & Steers Realty (1998)
With No Optional Benefits
BOP Unit Value	$13.63	$10.08
EOP Unit Value	18.49	13.63	10.08
Number of Units	4,080,179	3,097,315	1,563,489
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$14.07	—	—
Number of Units	5,246	—	—
AST AllianceBernstein Managed Index 500[5] (1998)
With No Optional Benefits
BOP Unit Value	$10.23	$8.17
EOP Unit Value	11.07	10.23	8.17
Number of Units	6,845,369	5,442,511	3,662,406
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.31	—	—
Number of Units	43,627	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST American Century Income & Growth (1997)
With No Optional Benefits
BOP Unit Value	$10.45	$8.25
EOP Unit Value	11.57	10.45	8.25
Number of Units	4,670,846	2,115,438	1,751,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.72	—	—
Number of Units	7,406	—	—
AST AllianceBernstein Growth and Income[6] (1992)
With No Optional Benefits
BOP Unit Value	$10.50	$8.06
EOP Unit Value	11.46	10.50	8.06
Number of Units	25,850,506	21,264,670	6,667,373
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.50	—	—
Number of Units	228,955	—	—
AST Large Cap Value[7]
With No Optional Benefits
BOP Unit Value	$9.83	$8.34
EOP Unit Value	11.17	9.83	8.34
Number of Units	3,717,848	2,647,064	2,110,071
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.75	—	—
Number of Units	23,032	—	—
AST Global Allocation[8] (1993)
With No Optional Benefits
BOP Unit Value	$10.24	$8.71
EOP Unit Value	11.19	10.24	8.71
Number of Units	1,061,887	898,161	847,517
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.23	—	—
Number of Units	2,193	—	—
AST American Century Strategic Balanced (1997)
With No Optional Benefits
BOP Unit Value	$10.69	$9.14
EOP Unit Value	11.46	10.69	9.14
Number of Units	2,335,598	2,045,205	1,126,058
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.98	—	—
Number of Units	125	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST T. Rowe Price Asset Allocation (1994)
With No Optional Benefits
BOP Unit Value	$11.09	$9.09
EOP Unit Value	12.13	11.09	9.09
Number of Units	3,551,315	2,243,566	921,329
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.35	—	—
Number of Units	9,372	—	—
AST T. Rowe Price Global Bond (1994)
With No Optional Benefits
BOP Unit Value	$12.59	$11.34
EOP Unit Value	13.45	12.59	11.34
Number of Units	4,717,822	2,962,471	1,739,313
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.94	—	—
Number of Units	43,652	—	—
AST Goldman Sachs High Yield Bond Portfolio
With No Optional Benefits
BOP Unit Value	$11.61	$9.71
EOP Unit Value	12.69	11.61	9.71
Number of Units	13,717,128	12,201,163	5,592,940
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.24	—	—
Number of Units	65,084	—	—
AST Lord Abbett Bond-Debenture (2000)
With No Optional Benefits
BOP Unit Value	$11.61	$9.94
EOP Unit Value	12.26	11.61	9.94
Number of Units	8,369,008	7,751,236	4,146,530
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.88	—	—
Number of Units	85,669	—	—
AST PIMCO Total Return Bond (1994)
With No Optional Benefits
BOP Unit Value	$10.95	$10.57
EOP Unit Value	11.31	10.95	10.57
Number of Units	33,208,757	26,287,388	20,544,075
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.32	—	—
Number of Units	323,335	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AST PIMCO Limited Maturity Bond (1995)
With No Optional Benefits
BOP Unit Value	$10.51	$10.34
EOP Unit Value	10.55	10.51	10.34
Number of Units	21,299,789	15,242,856	11,274,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.96	—	—
Number of Units	240,337	—	—
AST Money Market (1992)
With No Optional Benefits
BOP Unit Value	$9.86	$9.96
EOP Unit Value	9.78	9.86	9.96
Number of Units	29,870,585	32,730,501	36,255,772
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$9.79	—	—
Number of Units	61,321	—	—
Gartmore Variable Investment Trust — GVIT Developing Markets (1996)
With No Optional Benefits
BOP Unit Value	$13.60	$8.66
EOP Unit Value	16.02	13.60	8.66
Number of Units	2,103,950	1,763,660	283,466
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.70	—	—
Number of Units	11,161	—	—
Wells Fargo Variable Trust — Advantage Equity Income[9] (1999)
With No Optional Benefits
BOP Unit Value	$10.23	$8.25
EOP Unit Value	11.18	10.23	8.25
Number of Units	590,808	314,757	196,720
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.61	—	—
Number of Units	13	—	—
AIM V.I. — Dynamics (1999)
With No Optional Benefits
BOP Unit Value	$9.61	$7.09
EOP Unit Value	10.72	9.61	7.09
Number of Units	668,032	889,464	543,762
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.63	—	—
Number of Units	13	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
AIM V.I. — Technology (1999)
With No Optional Benefits
BOP Unit Value	$7.87	$5.50
EOP Unit Value	8.09	7.87	5.50
Number of Units	512,424	578,651	293,307
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
AIM V.I. — Global Health Care (1999)
With No Optional Benefits
BOP Unit Value	$10.05	$8.00
EOP Unit Value	10.64	10.05	8.00
Number of Units	937,586	698,364	475,873
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.38	—	—
Number of Units	2,157	—	—
AIM V.I. — Financial Services (1999)
With No Optional Benefits
BOP Unit Value	$11.17	$8.76
EOP Unit Value	11.94	11.17	8.76
Number of Units	585,185	607,265	366,258
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.08	—	—
Number of Units	468	—	—
Evergreen VA — International Equity (1999)
With No Optional Benefits
BOP Unit Value	$11.65	$8.15
EOP Unit Value	13.66	11.65	8.15
Number of Units	414,631	189,143	113,389
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.36	—	—
Number of Units	2,878	—	—
Evergreen VA — Special Equity[10] (1999)
With No Optional Benefits
BOP Unit Value	$11.12	$7.44
EOP Unit Value	11.58	11.12	7.44
Number of Units	702,642	815,621	127,728
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.53	—	—
Number of Units	26,034	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
Evergreen VA — Omega (2000)
With No Optional Benefits
BOP Unit Value	$10.71	$7.78
EOP Unit Value	11.29	10.71	7.78
Number of Units	570,123	404,789	39,943
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.92	—	—
Number of Units	30,383	—	—
ProFund VP — Europe 30 (1999)
With No Optional Benefits
BOP Unit Value	$10.83	$7.93
EOP Unit Value	12.17	10.83	7.93
Number of Units	1,812,435	2,116,400	292,396
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.35	—	—
Number of Units	7,758	—	—
ProFund VP — Asia 30 (2002)
With No Optional Benefits
BOP Unit Value	$12.57	$7.75
EOP Unit Value	12.30	12.57	7.75
Number of Units	896,010	942,605	281,993
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.10	—	—
Number of Units	6,082	—	—
ProFund VP — Japan (2002)
With No Optional Benefits
BOP Unit Value	$9.03	$7.24
EOP Unit Value	9.55	9.03	7.24
Number of Units	710,879	426,718	65,845
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Banks (2002)
With No Optional Benefits
BOP Unit Value	$10.90	$8.56
EOP Unit Value	11.98	10.90	8.56
Number of Units	229,711	93,067	101,136
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.54	—	—
Number of Units	582	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Basic Materials (2002)
With No Optional Benefits
BOP Unit Value	$10.95	$8.46
EOP Unit Value	11.87	10.95	8.46
Number of Units	529,237	1,512,864	76,331
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.40	—	—
Number of Units	1,246	—	—
ProFund VP — Biotechnology (2001)
With No Optional Benefits
BOP Unit Value	$9.75	$7.09
EOP Unit Value	10.52	9.75	7.09
Number of Units	757,678	208,971	130,082
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Consumer Services (2002)
With No Optional Benefits
BOP Unit Value	$9.04	$7.25
EOP Unit Value	9.56	9.04	7.25
Number of Units	430,620	136,269	128,022
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.66	—	—
Number of Units	14	—	—
ProFund VP — Consumer Goods (2002)
With No Optional Benefits
BOP Unit Value	$9.64	$8.28
EOP Unit Value	10.36	9.64	8.28
Number of Units	369,007	58,425	148,446
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Oil & Gas (2001)
With No Optional Benefits
BOP Unit Value	$10.48	$8.71
EOP Unit Value	13.33	10.48	8.71
Number of Units	1,856,882	1,225,844	299,833
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.76	—	—
Number of Units	6,676	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Financials (2001)
With No Optional Benefits
BOP Unit Value	$11.23	$8.85
EOP Unit Value	12.19	11.23	8.85
Number of Units	553,342	398,159	221,377
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Health Care (2001)
With No Optional Benefits
BOP Unit Value	$9.17	$7.94
EOP Unit Value	9.23	9.17	7.94
Number of Units	1,318,525	707,449	388,508
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Industrials (2002)
With No Optional Benefits
BOP Unit Value	$10.01	$7.93
EOP Unit Value	11.15	10.01	7.93
Number of Units	253,411	318,339	12,642
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.04	—	—
Number of Units	807	—	—
ProFund VP — Internet (2002)
With No Optional Benefits
BOP Unit Value	$15.00	$8.57
EOP Unit Value	17.89	15.00	8.57
Number of Units	992,879	206,876	306,572
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Pharmaceuticals (2002)
With No Optional Benefits
BOP Unit Value	$8.89	$8.56
EOP Unit Value	7.93	8.89	8.56
Number of Units	527,336	266,978	136,559
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Precious Metals (2002)
With No Optional Benefits
BOP Unit Value	$13.29	$9.70
EOP Unit Value	11.77	13.29	9.70
Number of Units	1,479,384	1,329,806	1,175,651
With HAV, EBP and GMWB
BOP Unit Value	$11.55	—
EOP Unit Value	$10.14	$11.55	—
Number of Units	11,671	23284	—
ProFund VP — Real Estate (2001)
With No Optional Benefits
BOP Unit Value	$12.91	$9.86
EOP Unit Value	16.15	12.91	9.86
Number of Units	1,816,706	462,906	441,318
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.02	—	—
Number of Units	1,198	—	—
ProFund VP — Semiconductor (2002)
With No Optional Benefits
BOP Unit Value	$9.51	$5.14
EOP Unit Value	7.15	9.51	5.14
Number of Units	694,352	423,958	93,241
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Technology (2001)
With No Optional Benefits
BOP Unit Value	$8.66	$6.03
EOP Unit Value	8.48	8.66	6.03
Number of Units	727,580	497,972	254,131
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Telecommunications (2001)
With No Optional Benefits
BOP Unit Value	$7.21	$7.15
EOP Unit Value	8.19	7.21	7.15
Number of Units	460,848	398,350	272,408
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.50	—	—
Number of Units	2,691	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Utilities (2001)
With No Optional Benefits
BOP Unit Value	$9.34	$7.83
EOP Unit Value	$11.13	$9.34	$7.83
Number of Units	1,060,939	618,427	521,419
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.47	—	—
Number of Units	573	—	—
ProFund VP — Bull (2002)
With No Optional Benefits
BOP Unit Value	$9.84	$7.97
EOP Unit Value	10.53	9.84	7.97
Number of Units	8,215,357	3,563,562	954,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.21	—	—
Number of Units	12,971	—	—
ProFund VP — Bear (2001)
With No Optional Benefits
BOP Unit Value	$8.44	$11.38
EOP Unit Value	7.45	8.44	11.38
Number of Units	1,202,243	1,886,515	1,532,543
With HAV, EBP and GMWB
BOP Unit Value	$9.29	—
EOP Unit Value	$8.12	$9.29	—
Number of Units	1,620	7293	—
ProFund VP — UltraBull (2001)
With No Optional Benefits
BOP Unit Value	$10.20	$6.78
EOP Unit Value	11.76	10.20	6.78
Number of Units	2,817,803	1,431,345	297,435
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — OTC (2001)
With No Optional Benefits
BOP Unit Value	$9.32	$6.45
EOP Unit Value	9.94	9.32	6.45
Number of Units	4,885,351	4,445,234	1,346,852
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.88	—	—
Number of Units	14,308	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Short OTC (2002)
With No Optional Benefits
BOP Unit Value	$6.78	$11.00
EOP Unit Value	5.93	6.78	11.00
Number of Units	908,064	1,535,439	433,181
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — UltraOTC (1999)
With No Optional Benefits
BOP Unit Value	$7.03	$3.53
EOP Unit Value	7.89	7.03	3.53
Number of Units	6,592,447	3,410,589	1,003,123
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Mid-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$10.23	$7.66
EOP Unit Value	11.67	10.23	7.66
Number of Units	2,632,869	1,455,513	438,387
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.17	—	—
Number of Units	3,507	—	—
ProFund VP — Mid-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$9.69	$7.70
EOP Unit Value	10.58	9.69	7.70
Number of Units	2,220,901	1,009,867	439,054
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.09	—	—
Number of Units	9,859	—	—
ProFund VP — UltraMid-Cap (2002)
With No Optional Benefits
BOP Unit Value	$9.55	$5.71
EOP Unit Value	11.99	9.55	5.71
Number of Units	3,106,849	1,112,311	477,953
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$13.81	—	—
Number of Units	14,660	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
ProFund VP — Small-Cap Value (2002)
With No Optional Benefits
BOP Unit Value	$9.39	$7.09
EOP Unit Value	11.10	9.39	7.09
Number of Units	4,088,760	5,144,632	994,778
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.49	—	—
Number of Units	6,158	—	—
ProFund VP — Small-Cap Growth (2002)
With No Optional Benefits
BOP Unit Value	$10.16	$7.69
EOP Unit Value	11.98	10.16	7.69
Number of Units	4,677,820	3,868,951	772,260
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$12.19	—	—
Number of Units	13,290	—	—
ProFund VP — UltraSmall-Cap (1999)
With No Optional Benefits
BOP Unit Value	$12.04	$6.14
EOP Unit Value	15.52	12.04	6.14
Number of Units	5,098,565	1,702,558	212,085
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — U.S. Government Plus (2002)
With No Optional Benefits
BOP Unit Value	$11.08	$11.56
EOP Unit Value	11.79	11.08	11.56
Number of Units	1,051,158	731,470	2,486,854
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
ProFund VP — Rising Rates Opportunity (2002)
With No Optional Benefits
BOP Unit Value	$7.56	$8.02
EOP Unit Value	6.63	7.56	8.02
Number of Units	5,314,528	1,817,924	165,792
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$8.28	—	—
Number of Units	14,108	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
Profund VP Large-Cap Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	72,725	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Large-Cap Value
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.37	—	—
Number of Units	159,605	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
Profund VP Short Mid Cap
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$9.70	—	—
Number of Units	39,360	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust® 10 Uncommon Values (2000)
With No Optional Benefits
BOP Unit Value	$9.16	$6.80
EOP Unit Value	$10.03	$9.16	$6.80
Number of Units	91,924	66,435	19,826
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust Global Target 15[11]
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.85	—	—
Number of Units	311,233	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.78	—	—
Number of Units	3,816	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A — Condensed Financial Information About Separate Account B  continued

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
First Trust Managed VIP
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$11.32	—	—
Number of Units	1,777,316	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$11.26	—	—
Number of Units	23,730	—	—
First Trust NASDAQ Target 15[11]
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.66	—	—
Number of Units	82,809	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—
First Trust S&P Target 24
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.75	—	—
Number of Units	173,851	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.68	—	—
Number of Units	2,359	—	—
First Trust The Dow Target 10
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.48	—	—
Number of Units	155,695	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.42	—	—
Number of Units	105	—	—
First Trust Value Line Target 25
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$12.59	—	—
Number of Units	389,792	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	—	—	—
Number of Units	—	—	—

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

ASL II – Prospectus (continued)

Sub-account	2004	2003	2002
SP William Blair International Growth
With No Optional Benefits
BOP Unit Value	—	—
EOP Unit Value	$10.53	—	—
Number of Units	269,671	—	—
With HAV, EBP and GMWB
BOP Unit Value	—	—
EOP Unit Value	$10.52	—	—
Number of Units	806	—	—

1.  Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

2.  Effective May 2, 2005 the name of the AST Alliance Growth Portfolio has changed to AST AllianceBernstein Large-Cap Growth Portfolio. Effective December 5, 2005 the name of the Portfolio was changed to AST T. Rowe Price Large-Cap Growth Portfolio.

3.  Effective May 2, 2005 the name of the AST Alliance/Bernstein Growth + Value Portfolio has changed to AST AllianceBernstein Growth + Value Portfolio. Effective December 5, 2005 Portfolio merged into the AllianceBernstein Managed Index 500 Portfolio.

4.  Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

5.  Effective May 2, 2005 the name of the AST Sanford Bernstein Managed Index 500 Portfolio has changed to AST AllianceBernstein Managed Index 500 Portfolio.

6.  Effective May 2, 2005 the name of the AST Alliance Growth and Income Portfolio has changed to AST AllianceBernstein Growth & Income Portfolio.

7.  Effective December 5, 2005 the name of the AST Hotchkis & Wiley Large-Cap Value Portfolio has been changed to AST Large-Cap Value Portfolio.

8.  Effective May 2, 2005 the name of the AST DeAM Global Allocation Portfolio has changed to AST Global Allocation Portfolio.

9.  Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Income Portfolio has changed to Wells Fargo Variable Trust Advantage Equity Income Portfolio.

10.  Effective April 15, 2005 the name of the Evergreen VA — Special Equity Portfolio has changed to Evergreen VA Growth Portfolio.

11.  Effective May 2, 2005 the name of the First Trust Global Target 15 Portfolio has changed to First Trust Global Dividend Target 15 Portfolio.

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APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B — Calculation of Optional Death Benefits

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth =	Account Value of variable investment options plus Interim Value of Fixed Allocations (no MVA applies)	minus	Purchase Payments – proportional withdrawals

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the “Growth” under the Annuity.

Growth	= $75,000 – [$50,000 – $0]
= $25,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
= $25,000 × 0.40
= $10,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
= $85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the “Growth” under the Annuity.

Growth	= $45,000 – [$50,000 – $0]
= $–5,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
NO BENEFIT IS PAYABLE
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
= $50,000

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B — Calculation of Optional Death Benefits  continued

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the “Growth” under the Annuity.

Growth	= $90,000 – [$50,000 – ($50,000 × $15,000/$75,000)]
= $90,000 – [$50,000 – $10,000]
= $90,000 – $40,000
= $50,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
= $50,000 × 0.40
= $20,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
= $110,000

Examples of Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value	= $90,000 – [$90,000 × $15,000/$75,000]
= $90,000 – $18,000
= $72,000
Basic Death Benefit	= max [$80,000, $50,000 – ($50,000 × $15,000/$75,000)]
= max [$80,000, $40,000]
= $80,000

The Death Benefit therefore is $80,000.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value	= $80,000 + $15,000 – [($ 80,000 + $15,000) × $5,000/$70,000]
= $80,000 + $15,000 – $6,786
= $88,214
Basic Death Benefit	= max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) × $5,000/$70,000}]
= max [$75,000, $60,357]
= $75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B — Calculation of Optional Death Benefits  continued

Roll-Up Value	= {(67,005 – $3,350) – [($67,005 – $3,350) × $1,650/($45,000 – $3,350)]} × 1.05
= ($63,655 – $2,522) × 1.05
= $64,190
Highest Anniversary Value	= $70,000 – [$70,000 × $5,000/$45,000]
= $70,000 – $7,778
= $62,222
Basic Death Benefit	= max [$43,000, $50,000 – ($50,000 × $5,000/$45,000)]
= max [$43,000, $44,444]
= $44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	= $81,445 + $15,000 – [($81,445 + 15,000) × $5,000/$70,000]
= $81,445 + $15,000 – $6,889
= $89,556
Highest Anniversary Value	= $85,000 + $15,000 – [($85,000 + 15,000) × $5,000/$70,000]
= $85,000 + $15,000 – $7,143
= $92,857
Basic Death Benefit	= max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) × $5,000/$70,000}]
= max [$75,000, $60,357]
= $75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	= $90,000 – [$90,000 × $15,000/$75,000]
= $90,000 – $18,000
= $72,000
Basic Death Benefit	= max [$80,000, $50,000 – ($50,000 × $15,000/$75,000)]
= max [$80,000, $40,000]
= $80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	= $80,000 + $15,000 – [($80,000 + $15,000) × $5,000/$70,000]
= $80,000 + $15,000 – $6,786
= $88,214
Basic Death Benefit	= max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) × $5,000/$70,000}]
= max [$75,000, $60,357]
= $75,000

The Death Benefit therefore is $88,214.

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APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix C — Plus40™ Optional Life Insurance Rider

American Skandia’s Plus40™ Optional Life Insurance Rider was offered, in those states where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and May 1, 2003. The description below of the Plus40™ benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40™ benefit.

The life insurance coverage provided under the Plus40™ Optional Life Insurance Rider (“Plus40™ rider” or the “Rider”) is supported by American Skandia’s general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40™ rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40™ rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

ELIGIBILITY

The Plus40™ rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity’s death benefit becomes payable — the Annuity’s owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider’s death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40™ rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40™ rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code (“Code”).

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

•	If you die during the first 24 months following the effective date of the Plus40™ rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40™ rider if you die within 24 months of its effective date.
•	If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40™ rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.
•	If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40™ rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40™ rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.
•	If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40™ rider’s death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix C — Plus40™ Optional Life Insurance Rider  continued

•	If charges for the Plus40™ rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).
•	If the age of any person covered under the Plus40™ rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.
•	On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity’s Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT

The Plus40™ rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40™ rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40™ rider or similar life insurance coverage.

•	The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.
•	The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40™ riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40™ rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION

If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40™ rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider’s Effective Date.

The maximum we will pay, before any reduction, is the lesser of 50% of the Rider’s death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40™ rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40™ rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40™ RIDER

The Plus40™ rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40™ rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person’s life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%

The charge for the Plus40™ rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity’s Issue Date, the charge will be prorated. During the first year after the Annuity’s Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual charge through a redemption from your Annuity’s Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity’s Account Value. The manner in which you elect to pay for the Rider may have tax implications.

•	If you elect to pay the charge through a redemption of your Annuity’s Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.
•	If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION

You can terminate the Plus40™ rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40™ rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40™ rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40™ rider.

CHANGES IN ANNUITY DESIGNATIONS

Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40™ rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix C — Plus40™ Optional Life Insurance Rider  continued

SPOUSAL ASSUMPTION

A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity’s Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40™ rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40™ rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40™ rider, in which case the Annuity’s Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION

The Plus40™ rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40™ rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D — Additional Information on Asset Allocation Programs

Program Rules

•	Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works

•	Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

•	Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

•	Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note — Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

•	Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a change in a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under “Termination or Modification of the Asset Allocation Program” will apply.

•	Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

Termination or Modification of the Asset Allocation Program:

•	You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:

•	You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

D-1

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APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E — Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6)

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above

PLUS

2.	50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.

“Death Benefit Amount” includes your Account Value and any amounts added to your Account Value under the Annuity’s basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.

NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

•	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
•	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” on or before the earlier of the Owner’s date of death and the “Death Benefit Target Date”.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E — Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6)  continued

•	The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all “Proportional Reductions” since such anniversary.
•	A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.	the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing “due proof of death”; and
2.	the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and
3.	the “Highest Anniversary Value” on or immediately preceding the Owner’s date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the Account Value as of the date we receive in writing “due proof of death” (an MVA may be applicable to amounts in any Fixed Allocations); and
2.	the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

Annuities with joint Owners

For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

What are the charges for the optional Death Benefits?

We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1.	on each anniversary of the Issue Date;
2.	when Account Value is transferred to our general account prior to the Annuity Date;
3.	if you surrender your Annuity; and
4.	if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase

Assume that the Owner’s Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.

Purchase Payments	=	$50,000
Account Value	=	$75,000
Basic Death Benefit	=	$75,000
Death Benefit Amount	=	$75,000– $50,000 = $25,000
Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
	= $75,000 + $12,500 = $87,500

Examples with market decline

Assume that the Owner’s Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E — Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6)  continued

Purchase Payments	= $50,000
Account Value	= $40,000
Basic Death Benefit	= $50,000
Death Benefit Amount	= $50,000 – $50,000 = $0
Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
= $50,000 + $0 = $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation

The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase

Assume that the Owner’s Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease

Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease

Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F — Selecting the Variable Annuity That’s Right for You

American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity.

The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:

•	Your age;
•	The amount of your investment and any planned future deposits into the annuity;
•	How long you intend to hold the annuity (also referred to as investment time horizon);
•	Your desire to make withdrawals from the annuity;
•	Your investment return objectives;
•	The effect of optional benefits that may be elected, and
•	Your desire to minimize costs and/or maximize return associated with the annuity.

The following chart outlines some of the different features for each American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

Your registered representative can provide you with prospectuses for one or more of these variable annuities noted in this document and can guide you through Selecting the Variable Annuity That’s Right for You.

American Skandia Annuity Product Comparison

Below is a summary of American Skandia’s annuity products. ASL II refers to American Skandia Lifevest® II, APEX II refers to American Skandia APEXSM II, ASAP III refers to American Skandia Advisor PlanSM III, and XTra Credit SIX refers to American Skandia XTra CreditSM SIX. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your investment professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F — Selecting the Variable Annuity That’s Right for You  continued

	ASL II	APEX II	ASAP III	XTra Credit SIX
Minimum Investment	$15,000	$10,000	$10,000	$10,000
Maximum Issue Age	No Maximum Age	85	80	75
Withdrawal Charge Schedule	None	4 Years (8.5%, 8%, 7%, 6%)	8 Years (7.5%, 7%, 6.5%, 6%, 5%, 4%, 3%, 2%)	10 Years (9%, 9%, 8.5% ,8%, 7%, 6%, 5%, 4%, 3%, 2%)
Insurance and Distribution Charge	1.65%	1.65%	1.25% years 1-8; 0.65% years 9+	1.65% years 1-10; 0.65% years 11+
Contract Charges	Lesser of $35 or 2% of Account Value*	Lesser of $35 or 2% of Account Value*	Lesser of $35 or 2% of Account Value*	Lesser of $35 or 2% of Account Value
Contract Credit	No	Yes. Effective for Contracts issued on or after June 20, 2005, subject to state availability. Generally, we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth contract year (i.e., on your fifth Contract Anniversary). The Loyalty Credit is equal to 2.75% (2.25% for contracts issued between June 20, 2005 and February 13, 2006) of total Purchase Payments made during the first four contract years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary	Yes. Effective for Contracts issued on or after February 13, 2006, subject to state availability. Generally, we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth contract year (i.e., on your fifth Contract Anniversary). The Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four contract years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary

Yes. The amount of the credit applied to a purchase payment is based on the year the purchase payment is received, for the first 6 years of the contract as follows:

For contracts issued on or after February 13, 2006, subject to state availability, the credit percentages for each year, starting with the first, are 6.50%, 5.00%, 4.00%, 3.00%, 2.00%, and 1.00%.

Generally, for contracts issued prior to February 13, 2006, the credit percentage for the first year is 6.0%.

Fixed Rate Account (early withdrawals are subject to a Market Value Adjustment)	Fixed Rates Available (As of May 1, 2005 currently offering durations of: 1,2,3,5,7,10 years)	Fixed Rates Available (As of May 1, 2005 currently offering durations of: 1,2,3,5,7,10 years)	Fixed Rates Available (As of May 1, 2005 currently offering durations of: 1,2,3,5,7,10 years)	Fixed Rates Available (As of May 1, 2005 currently offering durations of: 1,2,3,5,7,10 years)
Variable Investment Options	All options available	All options available	All options available	All options available

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

	ASL II	APEX II	ASAP III	XTra Credit SIX
Standard Death Benefit	Prior to age 85: The greater of: purchase payments less proportional withdrawals or account value (no MVA Applied). On or after age 85: account value	The greater of: purchase payments less proportional withdrawals or account value (no MVA Applied).	The greater of: purchase payments less proportional withdrawals or account value (no MVA Applied).	The greater of: purchase payments less proportional withdrawals or account value (no MVA Applied) less an amount equal to the credits applied within the 12 months prior to date of death.
Optional Death Benefits (for an additional cost)[1]	Enhanced Beneficiary Protection (EBPII) Highest Daily Value (HDV) Highest Anniversary Value (HAV) Combo 5% Roll Up/HAV	EBP II, HDV, HAV, Combo 5% Roll-up /HAV	EBP II, HDV, HAV, Combo 5% Roll-up/HAV	EBP II, HDV, HAV, Combo 5% Roll-up /HAV
Living Benefits (for an additional cost)[2]	GRO/ GRO Plus, Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five	GRO/ GRO Plus, GMWB, GMIB, Lifetime Five	GRO/ GRO Plus, GMWB, GMIB, Lifetime Five	GRO/ GRO Plus, GMWB, GMIB, Lifetime Five
Annuity Rewards[3]	Not Available	Available after initial withdrawal period	Available after initial withdrawal period	Available after initial withdrawal period

Hypothetical Illustration

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively.

•	No subsequent deposits or withdrawals are made from the contract.
•	The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows4:
•	1.55% based on the fees and expenses of the underlying portfolios as of December 31,2004. The arithmetic average of all fund expenses are computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
•	The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
•	The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Annuity Value and Surrender Value also reflect the addition of any applicable credits.

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F — Selecting the Variable Annuity That’s Right for You  continued

The Annuity Value displays the current account value assuming no surrender while the Surrender Value assumes a 100% surrender on the day after the contract anniversary, therefore, reflecting the decrease in surrender charge where applicable. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% Gross Rate of Return

	ASL II		APEX II		ASAP III		XTra Credit SIX
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	96,791	96,791	96,791	88,791	97,184	90,184	103,084	94,084
2	93,683	93,683	93,683	86,683	94,447	87,947	99,777	91,277
3	90,674	90,674	90,674	84,674	91,786	85,786	96,575	88,575
4	87,761	87,761	87,761	87,761	89,199	84,199	93,474	86,474
5	84,940	84,940	84,940	84,940	86,683	82,683	90,472	84,472
6	82,208	82,208	84,871	84,871	84,724	81,724	87,565	82,565
7	79,564	79,564	82,142	82,142	82,333	80,333	84,750	80,750
8	77,003	77,003	79,499	79,499	80,009	80,009	82,025	79,025
9	74,524	74,524	76,941	76,941	78,222	78,222	79,386	77,386
10	72,123	72,123	74,463	74,463	76,474	76,474	76,831	76,831
11	69,799	69,799	72,065	72,065	74,764	74,764	75,113	75,113
12	67,548	67,548	69,742	69,742	73,092	73,092	73,433	73,433
13	65,369	65,369	67,493	67,493	71,456	71,456	71,790	71,790
14	63,259	63,259	65,316	65,316	69,856	69,856	70,183	70,183
15	61,215	61,215	63,207	63,207	68,291	68,291	68,611	68,611
16	59,237	59,237	61,166	61,166	66,761	66,761	67,074	67,074
17	57,322	57,322	59,189	59,189	65,264	65,264	65,570	65,570
18	55,467	55,467	57,275	57,275	63,800	63,800	64,099	64,099
19	53,671	53,671	55,422	55,422	62,367	62,367	62,660	62,660
20	51,933	51,933	53,628	53,628	60,967	60,967	61,253	61,253
21	50,249	50,249	51,890	51,890	59,597	59,597	59,876	59,876
22	48,619	48,619	50,208	50,208	58,256	58,256	58,530	58,530
23	47,041	47,041	48,579	48,579	56,946	56,946	57,213	57,213
24	45,512	45,512	47,002	47,002	55,664	55,664	55,926	55,926
25	44,033	44,033	45,475	45,475	54,410	54,410	54,666	54,666
26	42,600	42,600	43,997	43,997	53,183	53,183	53,434	53,434
27	41,212	41,212	42,565	42,565	51,983	51,983	52,228	52,228
28	39,869	39,869	41,179	41,179	50,810	50,810	51,050	51,050
29	38,569	38,569	39,837	39,837	49,662	49,662	49,897	49,897
30	37,309	37,309	38,537	38,537	48,540	48,540	48,769	48,769

Assumptions:

a.	$100,000 initial investment
b.	Fund Expenses = 1.55%
c.	No optional death benefits or living benefits elected
d.	Annuity was issued on or after February 13, 2006

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

6% Gross Rate of Return

	ASL II		APEX II		ASAP III		XTra Credit SIX
Yr	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value	Annuity Value	Surrender Value
1	102,635	102,635	102,635	94,635	103,053	96,053	109,271	100,271
2	105,340	105,340	105,340	98,340	106,198	99,698	112,116	103,616
3	108,115	108,115	108,115	102,115	109,440	103,440	115,035	107,035
4	110,964	110,964	110,964	110,964	112,781	107,781	118,031	111,031
5	113,888	113,888	113,888	113,888	116,223	112,223	121,107	115,107
6	116,890	116,890	119,712	119,712	120,286	117,286	124,263	119,263
7	119,970	119,970	122,867	122,867	123,958	121,958	127,503	123,503
8	123,131	123,131	126,104	126,104	127,742	127,742	130,827	127,827
9	126,376	126,376	129,427	129,427	132,441	132,441	134,240	132,240
10	129,706	129,706	132,838	132,838	137,313	137,313	137,742	137,742
11	133,124	133,124	136,338	136,338	142,365	142,365	142,774	142,774
12	136,632	136,632	139,931	139,931	147,602	147,602	147,991	147,991
13	140,232	140,232	143,618	143,618	153,032	153,032	153,401	153,401
14	143,927	143,927	147,403	147,403	158,661	158,661	159,009	159,009
15	147,720	147,720	151,287	151,287	164,498	164,498	164,823	164,823
16	151,613	151,613	155,273	155,273	170,549	170,549	170,851	170,851
17	155,608	155,608	159,365	159,365	176,823	176,823	177,102	177,102
18	159,708	159,708	163,565	163,565	183,328	183,328	183,582	183,582
19	163,917	163,917	167,875	167,875	190,072	190,072	190,300	190,300
20	168,236	168,236	172,298	172,298	197,064	197,064	197,265	197,265
21	172,669	172,669	176,839	176,839	204,313	204,313	204,487	204,487
22	177,219	177,219	181,498	181,498	211,829	211,829	211,975	211,975
23	181,889	181,889	186,281	186,281	219,622	219,622	219,737	219,737
24	186,682	186,682	191,190	191,190	227,701	227,701	227,786	227,786
25	191,601	191,601	196,228	196,228	236,078	236,078	236,130	236,130
26	196,650	196,650	201,399	201,399	244,762	244,762	244,782	244,782
27	201,832	201,832	206,706	206,706	253,766	253,766	253,752	253,752
28	207,151	207,151	212,153	212,153	263,101	263,101	263,051	263,051
29	212,609	212,609	217,743	217,743	272,780	272,780	272,693	272,693
30	218,212	218,212	223,481	223,481	282,815	282,815	282,690	282,690

Assumptions:

a.	$100,000 initial investment
b.	Fund Expenses = 1.55%
c.	No optional death benefits or living benefits elected
d.	Annuity was issued on or after February 13, 2006

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D — Selecting the Variable Annuity That’s Right for You  continued

In addition, the following charts indicate the days (measured from the Issue Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

0% Gross Rate of Return

Product Name	Total Days in which Product’s Surrender Value is highest	Years from the Issue Date in which the Surrender Value is highest	Days within the period in which the Surrender Value is highest
APEX II	1460	4 5 6 7 8	1460 1461-1825 1826-2190 2191-2555 2556-2919
ASAP III	730	8 9 10	2920 2921-3285 3286-3649
Xtra Credit SIX	7301	10 11-30	3650 3651-10950
ASL II	1825	1-5	1-1825

6% Gross Rate of Return

Product Name	Total Days in which Product’s Surrender Value is highest	Years from the Issue Date in which the Surrender Value is highest	Days within the period in which the Surrender Value is highest
APEX II	729	6 7	1826-2190 2191-2554
ASAP III	1800	9 10 27 28-30	2946-3285 3286-3649 9855 9856-10950
Xtra Credit SIX	6962	4 5 7 8 9 10 11-26 27	1460 1461-1825 2555 2556-2920 2921-2991 3650 3651-9490 9491-9854
ASL II	1459	1-3 4	1-1095 1096-1459

Days listed assume 365 days per year and do not account for Leap Years.

*	Contract charges are waived for account values greater than $100,000.
1)	For more information on these benefits, refer to the “Death Benefit” section in the Prospectus.
2)	For more information on these benefits, refer to the “Living Benefit Programs” section in the Prospectus.
3)	The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity’s account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.
4)	These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: ASLII –3.17% and 2.64%; APEX II –3.17% and 2.64%; ASAP III –2.78% and 3.05% in years 1–8 and –2.19% and 3.68% in years 9+, XTra Credit SIX –3.17% and 2.64% in years 1–10 and –2.19% and 3.68% in years 11+.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS (PLEASE CHECK ONE)                  ASAPIII-PROS (06/2005),                  APEX2PROS (06/2005),                 , ASL2PROS (06/2005),                  XT6PROS (06/2005).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE	AMERICAN SKANDIA
ASSURANCE CORPORATION	MARKETING, INCORPORATED
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-800-752-6342	Telephone: 203-926-1888
http://www.americanskandia.prudential.com	http://www.americanskandia.prudential.com

MAILING ADDRESSES:

AMERICAN SKANDIA — VARIABLE ANNUITIES

P.O. Box 7960

Philadelphia, PA 19176

EXPRESS MAIL:

AMERICAN SKANDIA — VARIABLE ANNUITIES

2101 Welsh Road

Dresher, PA 19025

STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options (“Fixed Allocations”) under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7040, BRIDGEPORT, CONNECTICUT 06601-7040, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS SERVICE@PRUDENTIAL.COM.

Date of Statement of Additional Information: March 20, 2006

Date of Prospectus: March 20, 2006

ASAP III - SAI (03/2006)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation (“American Skandia”, “we”, “our” or “us”) is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. (“ASI”). American Skandia’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as “Separate Account B”, was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

Also included in such information is the investment policy of each Portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code (“Code”).

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as “Separate Account D”, was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1.	The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain “matching” requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer’s ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer’s ability to offer unrealistic rate guarantees.

2.	We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a.	Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b.	At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization (“NRSRO”) such as Standard & Poor’s or Moody’s Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3.	The assets in Separate Account D are accounted for at their market value, rather than at book value.

4.	We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated (“ASM”), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated (“ASISI”), a co-investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation (“ASIST”), also a wholly-owned subsidiary of ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through whom it receives a portion of brokerage commissions in connection with purchases and sales of securities held by Portfolios of American Skandia Trust which are offered as Sub-accounts under the Annuity.

ASM’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 (“Exchange Act”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (“firms”). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm’s registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

a.	• Percentage Payments based upon “Asset under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm (or its affiliated broker/dealers).

• Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).

b.	• Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Name of Firm:

AIG*

American General Securities, Inc.

American Portfolios Financial Services, Inc.

Associated Securities Corp.

Bluevase Securities

Brecek & Young Advisors, Inc.

Brookstreet Securities Corporation

Cadaret, Grant & Co. Inc.

Cambridge Investment Research, Inc.

Capital Analysts, Inc.

Centaurus Financial, Inc.

Commonwealth Financial Network

Crown Capital Securities

CUSO Financial Services

Equity Services, Inc.

FFP Securities, Inc.

Financial Network Investment Corp. (part of the ING selling network)*

First Allied Securities, Inc.

FSC Securities Corporation (part of the AIG selling network)*

Gary Goldberg & Company

GunnAllen Financial Incorporated

H. Beck, Inc.

Hantz Financial Services, Inc.

Hibernia Investments, LLC

ING Financial Partners*

Invest Financial Corp

Investment Advisors & Consultants

Investment Centers of America

Investors Capital Corporation

Jefferson Pilot Securities Corp

Legend Equities Corporation

Lincoln Investment Planning, Inc.

Linsco Private Ledger

Multi-Financial Securities Corporation (part of the ING selling network)*

Mutual Service Corporation

National Planning Corporation

Next Financial Group, Inc.

NFP Securities

Prime Capital Services

Primevest Financial Services, Inc. (part of the ING selling network)*

Questar Capital Corporation

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Dain Rauscher

Royal Alliance Associates, Inc. (part of the AIG selling network)*

Securities America, Inc.

Securities Service Network, Inc.

Sigma Financial Corporation

SII Investments

Stifel, Nicolaus & Company, Inc.

SunAmerica Securities, Inc. (part of the AIG selling network)*

TD Waterhouse Investor Services, Inc.

TFS Securities, Inc.

The Investment Center, Inc.

United Planners Financial Services of America

UVEST Financial Services Group

Wachovia Securities, LLC*

Wall Street Financial Group

Waterstone Financial Group, Inc.

Webster Investments

World Group Securities, Inc

*	Also includes payments made in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2004: $239,555,521; 2003: $182,550,093; 2002: $193,374,436.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.	is the net result of:

1.	the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2.	any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b.	is the net result of:

1.	the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2.	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c.	is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment (“MVA”).

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation’s Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury’s auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

•	“Strips” are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

•	“Strip Yields” are the yields payable on coupon Strips of United States Treasury securities.

•	“Option-adjusted Spread” is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

[(1+I) / (1+J+0.0010)]N/365

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

No MVA applies in determining a Fixed Allocation’s Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine “I” and “J” when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1.	If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for “J” between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2.	If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for “J” and, for purposes of determining the MVA only, for “I” based on the Moody’s Corporate Bond Yield Average - Monthly Average Corporates (the “Average”), as published by Moody’s Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody’s. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation’s Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation’s Guarantee Period, we calculate a rate for “J” above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

OTHER TAX RULES

Federal Tax Status

1. Diversification.

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

3. Entity Owners.

Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy; (d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. American Skandia Trust (the “Trust”) has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, American Skandia Investment Services, Incorporated (“ASISI”), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the

Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other “unitized” separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other “non-unitized” separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another “unitized” separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another “non-unitized” separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency exists making redemption or valuation of securities held in the separate account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity’s Death Benefit proceeds as a series of payments instead of a lump sum payment.

The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the “key life”. The “key life” (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a “cushion” from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally “stabilizes” monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments

We offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return (“AIR”). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

Options 1-3:

Under Options 1, 2 and 3, annuity payments are payable for the life of the Annuitant, for a Certain Period, or for the life of the Annuitant and a Certain Period. Annuity payments terminate when the Annuitant dies, the Certain Period chosen ends, or upon the Inheritance Date if a lump sum death benefit is payable.

Your Account Value on the Annuity Date will be used to purchase Units. We will determine the number of Units based on the Account Value reduced by any applicable premium tax, the length of any Certain Period, the payment option selected, and the Unit Value of the Sub-accounts you initially selected on the Annuity Date. The number of Units also will depend on the Annuitant’s age and gender (where permitted by law) if Annuity Payments are due for the life of the Annuitant. Other than to fund Annuity Payments, the number of Units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed).

We calculate your Annuity Payment Amount on each Monthly Processing Date by multiplying the number of Units scheduled to be redeemed under the Schedule of Units for each Sub-account and multiplying them by the Unit Value of each Sub-account on such date. This calculation is performed for each Sub-account, and the sum of the Sub-account calculations will equal the amount of your Annuity Payment Amount.

You can select one of three AIRs for these options: 3%, 5% or 7%.

Options 5 & 6:

Annuity payment Options 5 and 6 attempt to cushion the Annuity Payment Amount from the immediate impact of Sub-account performance through a “stabilization” process. This means that positive market performance will not always increase the Annuity Payment Amount, and negative market performance will not always decrease the Annuity Payment Amount. The stabilization process adjusts the length of the Inheritance Period while generally maintaining a level Annuity Payment Amount. When values under the Annuity exceed a trigger, then an Adjustment is made to increase the Annuity Payment Amount and decrease the Cash Value and the Inheritance Period. Adjustments do not change the Income Base.

KEY TERMS

Adjustment is a change to the benefits that occur if, on an Annuity Payment Date, the Cash Value Trigger is exceeded.

Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

Annuity Factors are factors we apply to determine the Schedule of Units. Annuity Factors reflect assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitants and will depend on the Benchmark Rate, the Inheritance Period, the Annuitant’s attained age and where permitted by law, gender.

Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

Benchmark Rate is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. The Benchmark Rate for Annuity Option 5 is currently 4%. The Benchmark Rate for Annuity Option 6 is currently 3%. We may use a different rate for different classes of purchasers. The Benchmark Rate is set forth in the supplemental contract material which you receive upon annuitization.

Cash Value Trigger is an amount we use to determine whether an Adjustment must be made to your Annuity’s annuitization values following the Annuity Date. The initial Cash Value Trigger is a percentage of the Account Value on the Annuity Date (generally 85% of such amount), and is always equal to the Cash Value of the contract on the Annuitization Date. We reserve the right to change the Cash Value Trigger at any time.

Income Base is the value of each allocation to a Sub-account, plus any earnings and any adjustments made based on whether the Annuitant(s) is alive and/or less any losses, distributions, and charges thereon. Income Base is determined separately for each Sub-account, and then totaled to determine the Income Base for your Annuity. The Income Base is always more than the Cash Value.

Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant’s death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

Inheritance Period is a variable period of time during which annuity payments are due whether or not the Annuitant is still alive. The Inheritance Period is represented in months or partial months.

Schedule of Units is a schedule for each Sub-account of how many Units are expected to fund your annuity payments as of each Annuity Payment Date. The schedule initially is assigned on the Annuity Date and is based on the portion of the

Account Value on the Annuity Date you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

•	Stabilized Variable Payments (Option 5)

This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the Annuity Date. The schedule of units is established for each Sub-account you choose on the Annuity Date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant’s attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

•	Stabilized Variable Payments with a Guaranteed Minimum (Option 6) This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

HOW ANNUITIZATION WORKS FOR OPTIONS 5 & 6:

Initial Annuity Payment

The initial annuity payment amount is calculated based on the Schedule of Units multiplied by the Unit Values on the Annuity Date. We calculate this value upon annuitization and this is the amount payable on the first Annuity Payment Date.

Subsequent Annuity Payments

The amount of subsequent annuity payments are determined one month in advance. On the Annuity Payment Date, based on your current allocations, we calculate the Inheritance Period and the Cash Value. We calculate these initial values as follows:

•	The Inheritance Period is first reduced by one month (because one monthly period has passed) and then increased or decreased to reflect the difference between the value of the Units to be redeemed to fund the stable annuity payment amount and the value of the Units in the Schedule of Units. Generally, if Sub-account performance exceeds the Benchmark Rate, then the Inheritance Period will decrease less than one month, while if Sub-account performance is less than the Benchmark Rate, the Inheritance Period will decrease more than one month. Monthly annuity payment amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.

•	The Cash Value is determined based on the new Inheritance Period and the current Unit Values.

The next annuity payment amount on each Annuity Payment Date will depend on whether the Inheritance Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

Inheritance Period Greater Than Zero

Cash Value Trigger not exceeded

If the Cash Value Trigger has not been exceeded then we do not make an adjustment. The next annuity payment amount is equal to the then current annuity payment amount. The Inheritance Period and the Cash Value initially calculated above are established. The stabilization process maintains a level annuity payment amount.

Cash Value Trigger exceeded

If the Cash Value Trigger has been exceeded then we make an adjustment. The Cash Value of the Annuity is adjusted to be equal to the Cash Value Trigger and the Inheritance Period is decreased. The Schedule of Units is revised to reflect a higher Annuity Payment Amount to be paid on the next Annuity Payment Date. Adjustments do not change the Income Base of the Annuity. The revised annuity payment amount becomes the new stabilized payment amount until there is an adjustment or the Inheritance Period becomes equal to zero.

Inheritance Period Equal To Zero

If the Inheritance Period is equal to zero, the Annuity in the annuitization phase does not have any Cash Value. Annuity Payments will continue until the Inheritance Date; however, the annuity payment amount may fluctuate each Annuity Payment Date with changes in Unit Values. The next annuity payment amount is established equal to the number of Units scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

If you have selected annuity payment option 6, the Optional Guarantee Feature, the annuity payment amount will not be less than the initial guaranteed annuity payment amount.

Can I change the Cash Value Trigger?

Unless you have selected annuity payment option 6, you can adjust the Cash Value Trigger to 25%, 50%, or 75% of the original Cash Value Trigger on any Annuity Payment Date.

Reducing the Cash Value Trigger increases the likelihood that your annuity payment amount will increase. However, reducing the Cash Value Trigger may also result in using more Units to generate the larger monthly payment. This can also decrease the Inheritance Period more rapidly to support the higher Annuity Payment Amount during periods of poor market performance, which may effect the stability of future annuity payments. Any adjustment to the Cash Value Trigger is permanent although you may continue to decrease the trigger in the future to 25% of the original Cash Value Trigger. If you have selected Annuity Payment Option 6, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

Can you illustrate how annuity payments are made?

Shown below are examples of annuity payment option 5 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark Rate, and $50,000 Account Value on the Annuity Date. These values are illustrative only and are hypothetical.

	Male Age 65, 4% Benchmark Rate, $50,000 Account Value on Annuity Date
	Beginning Year 1				Beginning Year 5
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$278.96	211.32	$50,000	$42,500	$278.96	132.90	$34,857	$24,404
4%	278.96	211.32	50,000	42,500	278.96	156.83	41,916	32,503
6%	278.96	211.32	50,000	42,500	278.96	166.53	45,789	36,713
8%	278.96	211.32	50,000	42,500	278.96	175.13	49,903	41,083
10%	278.96	211.32	50,000	42,500	299.05	161.47	53,912	42,500
12%	278.96	211.32	50,000	42,500	322.34	142.75	57,988	42,500

	Beginning Year 10				Beginning Year 20
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$175.01	0.00	$21,173	$0	$104.26	0.00	$8,332	$0
4%	278.96	65.92	31,224	14,753	219.83	0.00	17,567	0
6%	278.96	118.14	39,816	28,948	278.96	44.25	26,839	12,990
8%	278.96	152.19	50,118	41,912	322.81	108.15	49,512	42,500
10%	355.11	115.47	59,303	42,500	555.16	61.30	68,412	42,500
12%	421.98	89.98	70,418	42,500	888.48	37.19	101,564	42,500

	Female Age 65, 4% Benchmark Rate, $50,000 Account Value of Annuity Date
	Beginning Year 1				Beginning Year 5
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$258.24	236.78	$50,000	$42,500	$258.24	144.79	$35,656	$24,173
4%	258.24	236.78	50,000	42,500	258.24	179.86	42,775	33,347
6%	258.24	236.78	50,000	42,500	258.24	193.11	46,680	37,896
8%	258.24	236.78	50,000	42,500	258.54	204.14	50,826	42,500
10%	258.24	236.78	50,000	42,500	279.62	178.24	54,810	42,500
12%	258.24	236.78	50,000	42,500	296.48	158.15	59,069	42,500

	Beginning Year 10				Beginning Year 20
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$162.01	0.00	$22,625	$0	$96.51	0.00	$8,891	$0
4%	258.24	76.04	32,961	15,506	203.50	0.00	18,747	0
6%	258.24	147.89	41,792	32,064	258.24	74.90	29,798	19,391
8%	278.90	166.58	51,796	42,500	327.20	114.71	50,840	42,500
10%	335.80	125.86	61,417	42,500	544.61	65.36	72,073	42,500
12%	390.12	98.61	73,317	42,500	841.11	40.11	107,597	42,500

Below are examples of annuity payment option 6 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000 Account Value on Annuity Date. These values are illustrative only and are hypothetical.

	Male Age 65, 3% Benchmark Rate, $50,000 Account Value on Annuity Date
	Beginning Year 1				Beginning Year 5
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$249.37	221.37	$50,000	$42,500	$249.37	148.67	$34,550	$25,151
4%	249.37	221.37	50,000	42,500	249.37	167.89	41,435	32,509
6%	249.37	221.37	50,000	42,500	249.37	175.80	45,210	36,410
8%	249.37	221.37	50,000	42,500	249.37	182.87	49,219	40,492
10%	249.37	221.37	50,000	42,500	264.57	173.21	53,211	42,500
12%	249.37	221.37	50,000	42,500	287.28	153.60	57,176	42,500

	Beginning Year 10				Beginning Year 20
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$249.37	0.00	$20,319	$0	$249.37	0.00	$7,773	$0
4%	249.37	82.08	30,483	16,461	249.37	0.00	16,400	0
6%	249.37	124.93	38,634	28,285	249.37	44.13	25,015	11,687
8%	249.37	154.02	48,349	39,902	249.37	121.50	47,150	41,888
10%	309.45	126.69	57,540	42,500	469.02	69.38	64,353	42,500
12%	370.41	99.14	68,044	42,500	757.89	42.21	94,439	42,500

	Female Age 65, 3% Benchmark Rate, $50,000 Account Value on Annuity Date
	Beginning Year 1				Beginning Year 5
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$228.98	248.47	$50,000	$42,500	$228.98	166.84	$35,323	$25,380
4%	228.98	248.47	50,000	42,500	228.98	193.27	42,265	33,383
6%	228.98	248.47	50,000	42,500	228.98	203.62	46,069	37,519
8%	228.98	248.47	50,000	42,500	228.98	212.65	50,108	41,803
10%	228.98	248.47	50,000	42,500	246.35	191.81	54,055	42,500
12%	228.98	248.47	50,000	42,500	262.61	170.89	58,198	42,500

	Beginning Year 10				Beginning Year 20
Hypothetical Rate of Return	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value	Annuity Payment Amount	Inheritance Period (months)	Income Base	Cash Value
0%	$228.98	0.00	$21,726	$0	$228.98	0.00	$8,275	$0
4%	228.98	99.00	32,143	17,870	228.98	0.00	17,460	0
6%	228.98	154.84	40,498	31,093	228.98	74.08	27,657	17,376
8%	236.22	183.14	50,351	42,500	267.55	130.23	48,732	42,500
10%	291.75	138.73	59,441	42,500	459.19	74.40	67,427	42,500
12%	340.24	109.31	70,699	42,500	713.90	45.82	99,672	42,500

WHAT HAPPENS WHEN THE ANNUITANT DIES?

As of the Inheritance Date, if an Inheritance Period exists and was never zero at any time between the death of the last surviving Annuitant and the Inheritance Date, we will make Annuity Payments to the Beneficiary for the remainder of the Inheritance Period. As an alternative, a lump sum can be paid to the Beneficiary. There is no guarantee that there will be any Inheritance Period after the date of death, which means there may be no amount due for the Beneficiary. If there is no Inheritance Period as of the Inheritance Date, the Annuity terminates.

For Payment Options 1, 2 and 3 if the Annuitant dies before the Annuity Date, the Annuity will end and the Cash Value will be payable as settlement to the Beneficiary(s) after we have received all of our requirements to make settlement.

If the Annuity is used in connection with a tax qualified retirement plan or qualified contract (including individual retirement annuities), the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?

If annuity payments are to be paid to a Beneficiary, annuity payments will begin as of the next Annuity Payment Date, or the Cash Value can then be paid. No amounts are payable to a Beneficiary until the death of the last surviving Annuitant. Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

EXPERTS

PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut 06103, an independent registered public accounting firm, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the year ended December 31, 2004 and 2003. Ernst & Young LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, an independent registered public accounting firm, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B with respect to the years ended December 31, 2002 and 2001. The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of American Skandia Life Assurance Corporation Variable Account B at December 31, 2004 and for the periods ended December 31, 2004 and 2003 are included in this Statement of Additional Information. The financial statements included herein have been audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, independent registered public accounting firms, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance on such reports given on the authority of each firm as experts in accounting and auditing.

LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

American Skandia Life Assurance Corporation

American Skandia Life Assurance Corporation Variable Account B

The statements which follow in Appendix B are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2004 and for the years ended December 31, 2004 and 2003. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at service@prudential.com.

Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, American Skandia Advisor Plan III and Stagecoach Advisor Plan III and Optimum Annuity are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2004. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see “What Are the Investment Objectives and Policies of the Portfolio?” in the prospectus.

A-1

ASAP III - Statement of Additional Information

Sub-account	2004	2003	2002	2001	2000
AST JP Morgan International Equity Portfolio
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.81	$9.96	—	—
EOP Unit Value	$14.78	$12.81	9.96	—	—
Number of Units	192,576	57,874	19,651	—	—
With GMWB
BOP Unit Value	$10.81	—	—	—
EOP Unit Value	$12.46	$10.81	—	—	—
Number of Units	32,632	1,808	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.77	$9.95	—	—
EOP Unit Value	$14.70	$12.77	9.95	—	—
Number of Units	22,423	8,138	293	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.81	—	—	—
EOP Unit Value	$12.42	$10.81	—	—	—
Number of Units	1,120	106	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.74	—	—	—
EOP Unit Value	$14.62	$12.74	—	—	—
Number of Units	217,166	17,098	—	—	—

AST William Blair International Growth (1997)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.41	$9.72	—	—
EOP Unit Value	$15.35	$13.41	9.72	—	—
Number of Units	1,986,105	470,320	19,565	—	—
With GMWB
BOP Unit Value	$10.56	—	—	—
EOP Unit Value	$12.07	$10.56	—	—	—
Number of Units	216,886	18,507	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.38	$9.72	—	—
EOP Unit Value	$15.26	$13.38	9.72	—	—
Number of Units	291,719	54,833	16,068	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.56	—	—	—
EOP Unit Value	$12.03	$10.56	—	—	—
Number of Units	38,033	6,110	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.34	—	—	—
EOP Unit Value	$15.18	$13.34	—	—	—
Number of Units	1,821,923	103,740	—	—	—

AST LSV International Value (1994)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.92	$9.80	—	—
EOP Unit Value	$15.40	$12.92	9.8	—	—
Number of Units	76,147	20,245	4,776	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.85	—	—	—	—
Number of Units	5,183	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.88	$9.79	—	—
EOP Unit Value	$15.32	$12.88	9.79	—	—
Number of Units	6,471	632	279	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.81	—	—	—	—
Number of Units	6,010	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.85	—	—	—
EOP Unit Value	$15.24	$12.85	—	—	—
Number of Units	69,494	5,504	—	—	—

AST MFS Global Equity (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.36	$9.87	—	—
EOP Unit Value	$14.42	$12.36	9.87	—	—
Number of Units	143,889	34,777	1,488	—	—
With GMWB
BOP Unit Value	$10.76	—	—	—
EOP Unit Value	$12.54	$10.76	—	—	—
Number of Units	17,891	421	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.33	—	—	—
EOP Unit Value	$14.34	$12.33	—	—	—
Number of Units	19,007	416	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.50	—	—	—	—
Number of Units	3,805	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.29	—	—	—
EOP Unit Value	$14.26	$12.29	—	—	—
Number of Units	98,046	4,306	—	—	—

A-2

Sub-account	2004	2003	2002	2001	2000
AST Small-Cap Growth (1)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.56	$9.48	—	—
EOP Unit Value	$12.43	$13.56	9.48	—	—
Number of Units	82,128	52,103	6,251	—	—
With GMWB
BOP Unit Value	$10.30	—	—	—
EOP Unit Value	$9.43	$10.30	—	—	—
Number of Units	8,600	3,356	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.53	—	—	—
EOP Unit Value	$12.37	$13.53	—	—	—
Number of Units	40,854	8,575	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$9.40	—	—	—	—
Number of Units	3,927	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.49	—	$0.00	$0.00
EOP Unit Value	$12.30	$13.49	—
Number of Units	113,913	9,676	—

AST DeAM Small-Cap Growth (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$14.13	$9.72	—	—
EOP Unit Value	$15.23	$14.13	9.72	—	—
Number of Units	78,039	27,101	2,506	—	—
With GMWB
BOP Unit Value	$10.36	—	—	—
EOP Unit Value	$11.15	$10.36	—	—	—
Number of Units	15,137	1,850	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$14.09	$9.72	—	—
EOP Unit Value	$15.15	$14.09	9.72	—	—
Number of Units	35,100	7,018	277	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.35	—	—	—
EOP Unit Value	$11.12	$10.35	—	—	—
Number of Units	3,898	1,939	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$14.05	—	—	—
EOP Unit Value	$15.07	$14.05	—	—	—
Number of Units	56,414	1,850	—	—	—

AST Federated Aggressive Growth (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$16.47	$9.87	—	—
EOP Unit Value	$19.97	$16.47	9.87	—	—
Number of Units	633,435	164,946	14,007	—	—
With GMWB
BOP Unit Value	$10.55	—	—	—
EOP Unit Value	$12.78	$10.55	—	—	—
Number of Units	70,619	8,491	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$16.42	$9.86	—	—
EOP Unit Value	$19.86	$16.42	9.86	—	—
Number of Units	77,506	18,658	5,370	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.55	—	—	—
EOP Unit Value	$12.74	$10.55	—	—	—
Number of Units	12,031	1,546	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$16.38	—	—	—
EOP Unit Value	$19.75	$16.38	—	—	—
Number of Units	562,771	37,078	—	—	—

AST Small-Cap Value (1997)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.49	$10.09	—	—
EOP Unit Value	$15.47	$13.49	10.09	—	—
Number of Units	1,067,140	344,340	32,914	—	—
With GMWB
BOP Unit Value	$10.69	—	—	—
EOP Unit Value	$12.24	$10.69	—	—	—
Number of Units	120,010	14,484	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.45	$10.08	—	—
EOP Unit Value	$15.39	$13.45	10.08	—	—
Number of Units	141,679	37,207	6,048	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.68	—	—	—
EOP Unit Value	$12.21	$10.68	—	—	—
Number of Units	16,803	2,140	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.41	—	—	—
EOP Unit Value	$15.31	$13.41	—	—	—
Number of Units	1,007,926	100,155	—	—	—

A-3

Sub-account	2004	2003	2002	2001	2000
AST DeAM Small-Cap Value (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$14.25	$10.09	—	—
EOP Unit Value	$17.14	$14.25	10.09	—	—
Number of Units	91,275	30,696	1,519	—	—
With GMWB
BOP Unit Value	$10.70	—	—	—
EOP Unit Value	$12.85	$10.70	—	—	—
Number of Units	9,395	1,456	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$14.21	—	—	—
EOP Unit Value	$17.05	$14.21	—	—	—
Number of Units	39,619	7,542	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.81	—	—	—	—
Number of Units	4,319	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$14.17	—	—	—
EOP Unit Value	$16.96	$14.17	—	—	—
Number of Units	236,402	10,756	—	—	—

AST Goldman Sachs Mid-Cap Growth (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.81	$9.88	—	—
EOP Unit Value	$14.68	$12.81	9.88	—	—
Number of Units	633,571	170,457	11,936	—	—
With GMWB
BOP Unit Value	$10.52	—	—	—
EOP Unit Value	$12.05	$10.52	—	—	—
Number of Units	55,808	4,600	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.77	$9.88	—	—
EOP Unit Value	$14.60	$12.77	9.88	—	—
Number of Units	102,613	20,463	5,904	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.51	—	—	—
EOP Unit Value	$12.01	$10.51	—	—	—
Number of Units	10,211	2,424	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.73	—	—	—
EOP Unit Value	$14.52	$12.73	—	—	—
Number of Units	516,261	37,400	—	—	—

AST Neuberger Berman Mid-Cap Growth (1994)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.24	$9.52	—	—
EOP Unit Value	$13.99	$12.24	9.52	—	—
Number of Units	238,963	96,132	4,640	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.83	—	—	—	—
Number of Units	20,882	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.20	$9.51	—	—
EOP Unit Value	$13.92	$12.20	9.51	—	—
Number of Units	25,256	12,416	915	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.80	—	—	—	—
Number of Units	4,925	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.17	—	—	—
EOP Unit Value	$13.84	$12.17	—	—	—
Number of Units	153,923	16,702	—	—	—

AST Neuberger Berman Mid-Cap Value (1993)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.40	$9.98	—	—
EOP Unit Value	$16.22	$13.40	9.98	—	—
Number of Units	989,311	268,150	16,671	—	—
With GMWB
BOP Unit Value	$10.86	—	—	—
EOP Unit Value	$13.12	$10.86	—	—	—
Number of Units	108,730	7,071	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.37	$9.98	—	—
EOP Unit Value	$16.13	$13.37	9.98	—	—
Number of Units	173,241	40,022	5,947	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.85	—	—	—
EOP Unit Value	$13.08	$10.85	—	—	—
Number of Units	22,361	4,186	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.33	—	—	—
EOP Unit Value	$16.04	$13.33	—	—	—
Number of Units	937,314	87,253	—	—	—

A-4

Sub-account	2004	2003	2002	2001	2000
AST Alger All-Cap Growth (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.50	$9.37	—	—
EOP Unit Value	$13.36	$12.50	9.37	—	—
Number of Units	123,773	34,250	1,959	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.85	—	—	—	—
Number of Units	6,727	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.47	—	—	—
EOP Unit Value	$13.29	$12.47	—	—	—
Number of Units	7,519	2,323	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.43	—	—	—
EOP Unit Value	$13.22	$12.43	—	—	—
Number of Units	119,566	10,356	—	—	—

AST All-Cap Value (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.44	$10.05	—	—
EOP Unit Value	$15.27	$13.44	10.05	—	—
Number of Units	122,314	33,721	2,516	—	—
With GMWB
BOP Unit Value	$10.79	—	—	—
EOP Unit Value	$12.24	$10.79	—	—	—
Number of Units	4,942	1,880	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.41	—	—	—
EOP Unit Value	$15.19	$13.41	—	—	—
Number of Units	9,727	2,046	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.21	—	—	—	—
Number of Units	6,426	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.37	—	—	—
EOP Unit Value	$15.11	$13.37	—	—	—
Number of Units	116,474	12,627	—	—	—

AST T. Rowe Price Natural Resources (1995)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.74	$10.44	—	—
EOP Unit Value	$17.75	$13.74	10.44	—	—
Number of Units	148,837	20,929	1,940	—	—
With GMWB
BOP Unit Value	$11.25	—	—	—
EOP Unit Value	$14.52	$11.25	—	—	—
Number of Units	15,011	1,184	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.70	—	—	—
EOP Unit Value	$17.65	$13.70	—	—	—
Number of Units	37,223	1,910	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.48	—	—	—	—
Number of Units	1,819	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.66	—	—	—
EOP Unit Value	$17.56	$13.66	—	—	—
Number of Units	172,186	24,634	—	—	—

AST T.Rowe Price Large-Cap Growth (2) (1996)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.39	$9.35	—	—
EOP Unit Value	$11.86	$11.39	9.35	—	—
Number of Units	70,775	28,954	1,038	—	—
With GMWB
BOP Unit Value	$10.27	—	—	—
EOP Unit Value	$10.69	$10.27	—	—	—
Number of Units	21,990	7,530	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.35	$9.34	—	—
EOP Unit Value	$11.80	$11.35	9.34	—	—
Number of Units	7,799	4,138	618	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.66	—	—	—	—
Number of Units	941	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.32	—	—	—
EOP Unit Value	$11.73	$11.32	—	—	—
Number of Units	84,417	2,206	—	—	—

A-5

Sub-account	2004	2003	2002	2001	2000
AST MFS Growth (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.47	$9.47	—	—
EOP Unit Value	$12.50	$11.47	9.47	—	—
Number of Units	305,582	188,109	18,241	—	—
With GMWB
BOP Unit Value	$10.22	—	—	—
EOP Unit Value	$11.13	$10.22	—	—	—
Number of Units	21,410	7,308	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.43	—	—	—
EOP Unit Value	$12.43	$11.43	—	—	—
Number of Units	26,773	6,479	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.21	—	—	—
EOP Unit Value	$11.09	$10.21	—	—	—
Number of Units	4,350	1,319	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.40	—	—	—
EOP Unit Value	$12.37	$11.40	—	—	—
Number of Units	304,760	18,900	—	—	—

AST Marsico Capital Growth (1997)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.35	$9.52	—	—
EOP Unit Value	$14.07	$12.35	9.52	—	—
Number of Units	3,543,456	1,021,520	78,038	—	—
With GMWB
BOP Unit Value	$10.31	—	—	—
EOP Unit Value	$11.74	$10.31	—	—	—
Number of Units	386,737	35,775	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.32	$9.52	—	—
EOP Unit Value	$14.00	$12.32	9.52	—	—
Number of Units	479,057	126,883	26,662	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.31	—	—	—
EOP Unit Value	$11.70	$10.31	—	—	—
Number of Units	73,444	10,353	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.28	—	—	—
EOP Unit Value	$13.92	$12.28	—	—	—
Number of Units	3,136,818	215,988	—	—	—

AST Goldman Sachs Concentrated Growth (1992)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.68	$9.47	—	—
EOP Unit Value	$11.93	$11.68	9.47	—	—
Number of Units	162,830	30,932	1,309	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.66	—	—	—	—
Number of Units	8,927	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.65	—	—	—
EOP Unit Value	$11.86	$11.65	—	—	—
Number of Units	25,285	2,681	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.63	—	—	—	—
Number of Units	884	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.61	—	—	—
EOP Unit Value	$11.80	$11.61	—	—	—
Number of Units	122,739	17,452	—	—	—

AST DeAm Large-Cap Value (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.45	$9.98	—	—
EOP Unit Value	$14.49	$12.45	9.98	—	—
Number of Units	114,540	40,259	4,779	—	—
With GMWB
BOP Unit Value	$10.66	—	—	—
EOP Unit Value	$12.39	$10.66	—	—	—
Number of Units	19,713	2,495	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.41	—	—	—
EOP Unit Value	$14.41	$12.41	—	—	—
Number of Units	46,811	6,103	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.35	—	—	—	—
Number of Units	6,736	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.38	—	—	—
EOP Unit Value	$14.33	$12.38	—	—	—
Number of Units	175,087	9,674	—	—	—

A-6

Sub-account	2004	2003	2002	2001	2000
AST AllianceBernstein Growth + Value (3) (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.16	$9.79	—	—
EOP Unit Value	$13.19	$12.16	9.79	—	—
Number of Units	71,486	29,927	2,021	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.28	—	—	—	—
Number of Units	16,087	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.13	—	—	—
EOP Unit Value	$13.12	$12.13	—	—	—
Number of Units	9,651	2,379	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.24	—	—	—	—
Number of Units	1,922	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.09	—	—	—
EOP Unit Value	$13.05	$12.09	—	—	—
Number of Units	72,365	5,118	—	—	—

AST AllianceBernstein Core Value (4) (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.75	$10.09	—	—
EOP Unit Value	$14.30	$12.75	10.09	—	—
Number of Units	243,464	91,128	65,721	—	—
With GMWB
BOP Unit Value	$10.70	—	—	—
EOP Unit Value	$12.00	$10.70	—	—	—
Number of Units	45,483	4,032	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.71	$10.08	—	—
EOP Unit Value	$14.23	$12.71	10.08	—	—
Number of Units	51,451	16,568	25,273	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.70	—	—	—
EOP Unit Value	$11.96	$10.70	—	—	—
Number of Units	7,978	1,276	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.67	—	—	—
EOP Unit Value	$14.15	$12.67	—	—	—
Number of Units	220,419	11,518	—	—	—

AST Cohen & Steers Realty (1998)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.99	$10.33	—	—
EOP Unit Value	$19.00	$13.99	10.33	—	—
Number of Units	304,865	61,714	1,341	—	—
With GMWB
BOP Unit Value	$10.48	—	—	—
EOP Unit Value	$14.23	$10.48	—	—	—
Number of Units	36,159	4,313	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.95	—	—	—
EOP Unit Value	$18.90	$13.95	—	—	—
Number of Units	41,357	5,221	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.19	—	—	—	—
Number of Units	2,049	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.91	—	—	—
EOP Unit Value	$18.80	$13.91	—	—	—
Number of Units	184,027	13,615	—	—	—

AST AllianceBernstein Managed Index 500 (5) (1998)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.31	$9.81	—	—
EOP Unit Value	$13.33	$12.31	9.81	—	—
Number of Units	220,398	82,843	3,351	—	—
With GMWB
BOP Unit Value	$10.57	—	—	—
EOP Unit Value	$11.44	$10.57	—	—	—
Number of Units	18,801	853	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.27	$9.81	—	—
EOP Unit Value	$13.26	$12.27	9.81	—	—
Number of Units	12,699	2,937	681	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.57	—	—	—
EOP Unit Value	$11.41	$10.57	—	—	—
Number of Units	4,398	644	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.24	—	—	—
EOP Unit Value	$13.19	$12.24	—	—	—
Number of Units	389,368	16,957	—	—	—

A-7

Sub-account	2004	2003	2002	2001	2000
AST American Century Income & Growth (1997)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.56	$9.90	—	—
EOP Unit Value	$13.92	$12.56	9.9	—	—
Number of Units	233,605	63,878	813	—	—
With GMWB
BOP Unit Value	$10.70	—	—	—
EOP Unit Value	$11.85	$10.70	—	—	—
Number of Units	45,084	2,828	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.52	—	—	—
EOP Unit Value	$13.85	$12.52	—	—	—
Number of Units	39,945	11,533	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.69	—	—	—
EOP Unit Value	$11.82	$10.69	—	—	—
Number of Units	3,722	2487	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.48	—	—	—
EOP Unit Value	$13.77	$12.48	—	—	—
Number of Units	198,789	2,386	—	—	—

AST AllianceBernstein Growth & Income (6) (1992)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.83	$9.84	—	—
EOP Unit Value	$14.03	$12.83	9.84	—	—
Number of Units	3,211,199	932,323	18,189	—	—
With GMWB
BOP Unit Value	$10.64	—	—	—
EOP Unit Value	$11.63	$10.64	—	—	—
Number of Units	361,569	38,248	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.80	$9.83	—	—
EOP Unit Value	$13.96	$12.80	9.83	—	—
Number of Units	421,261	106,644	717	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.64	—	—	—
EOP Unit Value	$11.59	$10.64	—	—	—
Number of Units	53,860	10,811	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.76	—	—	—
EOP Unit Value	$13.88	$12.76	—	—	—
Number of Units	2,899,917	187,011	—	—	—

AST Large-Cap Value (7)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.70	$9.90	—	—
EOP Unit Value	$13.30	$11.70	9.90	—	—
Number of Units	126,725	38,215	5,087	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.88	—	—	—	—
Number of Units	27,234	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.67	$9.90	—	—
EOP Unit Value	$13.23	$11.67	9.90	—	—
Number of Units	49,033	11,538	200	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.45	—	—	—
EOP Unit Value	$11.84	$10.45	—	—	—
Number of Units	9,024	1,288	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.63	—	—	—
EOP Unit Value	$13.16	$11.63	—	—	—
Number of Units	173,888	21,961	—	—	—

AST Global Allocation (8) (1993)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.70	$9.94	—	—
EOP Unit Value	$12.81	$11.70	9.94	—	—
Number of Units	16,079	1,832	67	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.35	—	—	—	—
Number of Units	4,895	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.67	—	—	—
EOP Unit Value	$12.74	$11.67	—	—	—
Number of Units	14,649	1,259	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.64	—	—	—
EOP Unit Value	$12.67	$11.64	—	—	—
Number of Units	35,622	483	—	—	—

A-8

Sub-account	2004	2003	2002	2001	2000
AST American Century Strategic Balanced (1997)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.68	$9.97	—	—
EOP Unit Value	$12.54	$11.68	9.97	—	—
Number of Units	102,109	30,366	2,914	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.10	—	—	—	—
Number of Units	2,728	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.64	—	—	—
EOP Unit Value	$12.47	$11.64	—	—	—
Number of Units	10,605	1,824	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.06	—	—	—	—
Number of Units	2,700	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.61	—	—	—
EOP Unit Value	$12.40	$11.61	—	—	—
Number of Units	175,763	18,977	—	—	—

AST T. Rowe Price Asset Allocation (1994)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.18	$9.97	—	—
EOP Unit Value	$13.33	$12.18	9.97	—	—
Number of Units	202,648	83,496	4,012	—	—
With GMWB
BOP Unit Value	$10.49	—	—	—
EOP Unit Value	$11.48	$10.49	—	—	—
Number of Units	57,827	427	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.14	—	—	—
EOP Unit Value	$13.26	$12.14	—	—	—
Number of Units	27,099	12,666	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.49	—	—	—
EOP Unit Value	$11.44	$10.49	—	—	—
Number of Units	4,487	2,847	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.11	—	—	—
EOP Unit Value	$13.19	$12.11	—	—	—
Number of Units	349,177	27,414	—	—	—

AST T. Rowe Price Global Bond (1994)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.47	$10.32	—	—
EOP Unit Value	$12.27	$11.47	10.32	—	—
Number of Units	759,419	92,875	2,954	—	—
With GMWB
BOP Unit Value	$10.35	—	—	—
EOP Unit Value	$11.06	$10.35	—	—	—
Number of Units	85,967	7,131	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.44	$10.31	—	—
EOP Unit Value	$12.21	$11.44	10.31	—	—
Number of Units	103,452	13,487	4,861	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.34	—	—	—
EOP Unit Value	$11.03	$10.34	—	—	—
Number of Units	9,789	1,457	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.40	—	—	—
EOP Unit Value	$12.14	$11.40	—	—	—
Number of Units	712,411	24,361	—	—	—

AST Goldman Sachs High Yield Bond Portfolio
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.30	$10.27	—	—
EOP Unit Value	$13.46	$12.30	10.27	—	—
Number of Units	395,118	144,343	2,990	—	—
With GMWB
BOP Unit Value	$10.40	—	—	—
EOP Unit Value	$11.37	$10.40	—	—	—
Number of Units	51,737	11,264	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.26	—	—	—
EOP Unit Value	$13.38	$12.26	—	—	—
Number of Units	46,959	12,603	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.40	—	—	—
EOP Unit Value	$11.34	$10.40	—	—	—
Number of Units	6,217	3,250	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.23	—	—	—
EOP Unit Value	$13.31	$12.23	—	—	—
Number of Units	426,333	27,535	—	—	—

A-9

Sub-account	2004	2003	2002	2001	2000
AST Lord Abbett Bond-Debenture (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.97	$10.24	—	—
EOP Unit Value	$12.67	$11.97	10.24	—	—
Number of Units	733,436	309,328	27,024	—	—
With GMWB
BOP Unit Value	$10.41	—	—	—
EOP Unit Value	$11.00	$10.41	—	—	—
Number of Units	92,187	12,397	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.94	$10.23	—	—
EOP Unit Value	$12.60	$11.94	10.23	—	—
Number of Units	108,071	20,920	274	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.41	—	—	—
EOP Unit Value	$10.97	$10.41	—	—	—
Number of Units	14,516	1,266	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.90	—	—	—
EOP Unit Value	$12.53	$11.90	—	—	—
Number of Units	904,128	42,593	—	—	—

AST PIMCO Total Return Bond (1994)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$10.55	$10.17	—	—
EOP Unit Value	$10.91	$10.55	10.17	—	—
Number of Units	3,124,509	1,067,126	87,940	—	—
With GMWB
BOP Unit Value	$10.10	—	—	—
EOP Unit Value	$10.43	$10.10	—	—	—
Number of Units	329,463	37,841	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$10.52	$10.17	—	—
EOP Unit Value	$10.85	$10.52	10.17	—	—
Number of Units	356,784	93,573	11,308	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.09	—	—	—
EOP Unit Value	$10.40	$10.09	—	—	—
Number of Units	35,761	3,287	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$10.49	—	—	—
EOP Unit Value	$10.79	$10.49	—	—	—
Number of Units	3,495,678	378,676	—	—	—

AST PIMCO Limited Maturity Bond (1995)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$10.26	$10.09	—	—
EOP Unit Value	$10.32	$10.26	10.09	—	—
Number of Units	1,926,546	238,601	3,018	—	—
With GMWB
BOP Unit Value	$10.03	—	—	—
EOP Unit Value	$10.07	$10.03	—	—	—
Number of Units	264,755	23,203	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$10.23	—	—	—
EOP Unit Value	$10.26	$10.23	—	—	—
Number of Units	295,271	30,532	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.02	—	—	—
EOP Unit Value	$10.04	$10.02	—	—	—
Number of Units	23,826	1,299	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$10.21	—	—	—
EOP Unit Value	$10.21	$10.21	—	—	—
Number of Units	2,764,809	36,640	—	—	—

AST Money Market (1992)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$9.91	$9.99	—	—
EOP Unit Value	$9.84	$9.91	9.99	—	—
Number of Units	860,728	432,412	69,199	—	—
With GMWB
BOP Unit Value	$9.98	—	—	—
EOP Unit Value	$9.90	$9.98	—	—	—
Number of Units	167,246	5,609	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$9.88	$9.99	—	—
EOP Unit Value	$9.79	$9.88	9.99	—	—
Number of Units	118,431	40,239	11,113	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$9.87	—	—	—	—
Number of Units	6,752	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$9.85	—	—	—
EOP Unit Value	$9.73	$9.85	—	—	—
Number of Units	1,312,018	81,304	—	—	—

A-10

Sub-account	2004	2003	2002	2001	2000
Gartmore Variable Investment Trust - GVIT Developing Markets (1996)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$15.63	—	—	—
EOP Unit Value	$18.44	$15.63	—	—	—
Number of Units	118,837	20,956	—	—	—
With GMWB
BOP Unit Value	$10.90	—	—	—
EOP Unit Value	$12.85	$10.90	—	—	—
Number of Units	31,734	1,863	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$15.59	—	—	—
EOP Unit Value	$18.35	$15.59	—	—	—
Number of Units	26,850	167	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.81	—	—	—	—
Number of Units	629	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$15.54	—	—	—
EOP Unit Value	$18.25	$15.54	—	—	—
Number of Units	161,653	12,503	—	—	—

Wells Fargo Variable Trust-Advantage Equity Income (9) (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.32	—	—	—
EOP Unit Value	$13.48	$12.32	—	—	—
Number of Units	42,381	17,889	—	—	—
With GMWB
BOP Unit Value	$10.23	—	—	—
EOP Unit Value	$11.74	$10.23	—	—	—
Number of Units	2,400	314,757	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.28	—	—	—
EOP Unit Value	$13.40	$12.28	—	—	—
Number of Units	4,433	1,089	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.25	—	—	—
EOP Unit Value	$13.33	$12.25	—	—	—
Number of Units	39,530	5,900	—	—	—

AIM V.I. - Dynamics (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.18	$9.71	—	—
EOP Unit Value	$14.71	$13.18	9.71	—	—
Number of Units	117,657	27,792	1,332	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.76	—	—	—	—
Number of Units	7,898	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.14	—	—	—
EOP Unit Value	$14.64	$13.14	—	—	—
Number of Units	8,375	1,003	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.11	—	—	—
EOP Unit Value	$14.56	$13.11	—	—	—
Number of Units	61,543	4,848	—	—	—

AIM V.I. - Technology (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.83	—	—	—	—
Number of Units	216	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

A-11

Sub-account	2004	2003	2002	2001	2000
AIM V.I. - Global Health Care (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.98	$9.52	—	—
EOP Unit Value	$12.69	$11.98	9.52	—	—
Number of Units	39,343	16,675	892	—	—
With GMWB
BOP Unit Value	$10.87	—	—	—
EOP Unit Value	$11.50	$10.87	—	—	—
Number of Units	8,859	1,773	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.95	$9.52	—	—
EOP Unit Value	$12.63	$11.95	9.52	—	—
Number of Units	6,838	2,812	223	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.47	—	—	—	—
Number of Units	63	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.91	—	—	—
EOP Unit Value	$12.56	$11.91	—	—	—
Number of Units	87,037	2,077	—	—	—

AIM V.I. - Financial Services (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.67	$9.93	—	—
EOP Unit Value	$13.56	$12.67	9.93	—	—
Number of Units	19,908	9,201	979	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.20	—	—	—	—
Number of Units	4,380	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.63	$9.92	—	—
EOP Unit Value	$13.49	$12.63	9.92	—	—
Number of Units	8,738	2,426	190	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.17	—	—	—	—
Number of Units	1,383	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.60	—	—	—
EOP Unit Value	$13.42	$12.60	—	—	—
Number of Units	67,581	20,268	—	—	—

Evergreen VA - International Equity (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$10.45	—	—	—
EOP Unit Value	$12.27	$10.45	—	—	—
Number of Units	24,314	5,552	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.26	—	—	—	—
Number of Units	14,337	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$10.45	—	—	—
EOP Unit Value	$12.24	$10.45	—	—	—
Number of Units	7,296	1,075	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	$10.45	—	—	—
EOP Unit Value	—	$10.45	—	—	—
Number of Units	—	970	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$10.45	—	—	—
EOP Unit Value	$12.21	$10.45	—	—	—
Number of Units	32,858	827	—	—	—

Evergreen VA - Growth (10) (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$14.76	$9.86	—	—
EOP Unit Value	$15.38	$14.76	9.86	—	—
Number of Units	71,520	19,312	295	—	—
With GMWB
BOP Unit Value	$10.22	—	—	—
EOP Unit Value	$10.64	$10.22	—	—	—
Number of Units	8,000	2,186	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$14.71	—	—	—
EOP Unit Value	$15.30	$14.71	—	—	—
Number of Units	27,564	1,917	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$14.67	—	—	—
EOP Unit Value	$15.22	$14.67	—	—	—
Number of Units	46,748	3,620	—	—	—

A-12

Sub-account	2004	2003	2002	2001	2000
Evergreen VA - Omega (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.27	—	—	—
EOP Unit Value	$14.01	$13.27	—	—	—
Number of Units	22,947	3,320	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.04	—	—	—	—
Number of Units	1,787	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.23	—	—	—
EOP Unit Value	$13.93	$13.23	—	—	—
Number of Units	263	27	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.00	—	—	—	—
Number of Units	3,387	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.19	—	—	—
EOP Unit Value	$13.86	$13.19	—	—	—
Number of Units	31,153	283	—	—	—

ProFund VP - Europe 30 (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.26	$9.70	—	—
EOP Unit Value	$14.93	$13.26	9.70	—	—
Number of Units	13,634	2,495	69	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.49	—	—	—	—
Number of Units	2,913	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.85	—	—	—	—
Number of Units	19,592	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.45	—	—	—	—
Number of Units	140	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.18	—	—	—
EOP Unit Value	$14.77	$13.18	—	—	—
Number of Units	99,557	13,365	—	—	—

ProFund VP - Asia 30 (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$16.03	—	—	—
EOP Unit Value	$15.71	$16.03	—	—	—
Number of Units	20,171	6,176	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.22	—	—	—	—
Number of Units	7,026	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$15.99	—	—	—
EOP Unit Value	$15.62	$15.99	—	—	—
Number of Units	18,117	173	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.19	—	—	—	—
Number of Units	98	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$15.94	—	—	—
EOP Unit Value	$15.54	$15.94	—	—	—
Number of Units	74,988	10,432	—	—	—

ProFund VP - Japan (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.76	—	—	—
EOP Unit Value	$13.52	$12.76	—	—	—
Number of Units	11,573	7,868	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.44	—	—	—	—
Number of Units	3,086	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.45	—	—	—	—
Number of Units	19,547	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.69	—	—	—
EOP Unit Value	$13.38	$12.69	—	—	—
Number of Units	35,968	1,883	—	—	—

A-13

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Banks (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.92	—	—	—
EOP Unit Value	$14.22	$12.92	—	—	—
Number of Units	12,919	4,576	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.67	—	—	—	—
Number of Units	2,773	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.15	—	—	—	—
Number of Units	2,561	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.07	—	—	—	—
Number of Units	8,847	—	—	—	—

ProFund VP - Basic Materials (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.41	$10.35	—	—
EOP Unit Value	$14.56	$13.41	10.35	—	—
Number of Units	17,377	3,940	70	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.54	—	—	—	—
Number of Units	9,417	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.48	—	—	—	—
Number of Units	648	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.33	—	—	—
EOP Unit Value	$14.40	$13.33	—	—	—
Number of Units	23,555	8,054	—	—	—

ProFund VP - Biotechnology (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - Consumer Services (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.71	$9.38	—	—
EOP Unit Value	$12.41	$11.71	9.38	—	—
Number of Units	27,094	2,321	686	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.78	—	—	—	—
Number of Units	10,848	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.35	—	—	—	—
Number of Units	65	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.28	—	—	—	—
Number of Units	17,197	—	—	—	—

A-14

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Consumer Goods (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.56	$9.91	—	—
EOP Unit Value	$12.44	$11.56	9.91	—	—
Number of Units	8,109	1,762	74	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.49	—	—	—	—
Number of Units	3,092	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.53	—	—	—
EOP Unit Value	$12.37	$11.53	—	—	—
Number of Units	147	1,780	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.49	—	—	—
EOP Unit Value	$12.31	$11.49	—	—	—
Number of Units	8,437	954	—	—	—

ProFund VP - Oil & Gas (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.19	$10.12	—	—
EOP Unit Value	$15.53	$12.19	10.12	—	—
Number of Units	66,223	2,523	641	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.91	—	—	—	—
Number of Units	8,976	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.16	—	—	—
EOP Unit Value	$15.45	$12.16	—	—	—
Number of Units	23,701	239	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.12	—	—	—
EOP Unit Value	$15.37	$12.12	—	—	—
Number of Units	58,804	4,007	—	—	—

ProFund VP - Financials (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.51	$9.85	—	—
EOP Unit Value	$13.60	$12.51	9.85	—	—
Number of Units	33,262	3,980	73	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.36	—	—	—	—
Number of Units	6,588	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.47	$9.84	—	—
EOP Unit Value	$13.52	$12.47	9.84	—	—
Number of Units	20,343	388	401	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.44	—	—	—
EOP Unit Value	$13.45	$12.44	—	—	—
Number of Units	17,749	1,060	—	—	—

ProFund VP - Health Care (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$11.10	$9.60	—	—
EOP Unit Value	$11.19	$11.10	9.6	—	—
Number of Units	43,276	11,578	1,177	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.74	—	—	—	—
Number of Units	490	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$11.07	$9.60	—	—
EOP Unit Value	$11.13	$11.07	9.6	—	—
Number of Units	31,097	402	416	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$11.04	—	—	—
EOP Unit Value	$11.07	$11.04	—	—	—
Number of Units	8,570	1,969	—	—	—

A-15

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Industrials (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.91	$10.21	—	—
EOP Unit Value	$14.40	$12.91	10.21	—	—
Number of Units	15,368	3,639	72	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.18	—	—	—	—
Number of Units	6,290	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.32	—	—	—	—
Number of Units	3,396	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.24	—	—	—	—
Number of Units	4,426	—	—	—	—

ProFund VP - Internet (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - Pharmaceuticals (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$10.02	—	—	—
EOP Unit Value	$8.96	$10.02	—	—	—
Number of Units	40,402	6,951	—	—	—
With GMWB
BOP Unit Value	$10.65	—	—	—
EOP Unit Value	$9.51	$10.65	—	—	—
Number of Units	2,904	955	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.91	—	—	—	—
Number of Units	32	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$9.96	—	—	—
EOP Unit Value	$8.86	$9.96	—	—	—
Number of Units	23,137	2,871	—	—	—

ProFund VP - Precious Metals (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$15.51	$11.31	—	—
EOP Unit Value	$13.76	$15.51	11.31	—	—
Number of Units	18,961	6,099	65	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.26	—	—	—	—
Number of Units	5,163	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$15.46	—	—	—
EOP Unit Value	$13.69	$15.46	—	—	—
Number of Units	22,059	158	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.23	—	—	—	—
Number of Units	842	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.61	—	—	—	—
Number of Units	42,627	—	—	—	—

A-16

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Real Estate (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.39	$10.21	—	—
EOP Unit Value	$16.78	$13.39	10.21	—	—
Number of Units	32,379	5,332	73	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.17	—	—	—	—
Number of Units	9,348	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.35	—	—	—
EOP Unit Value	$16.69	$13.35	—	—	—
Number of Units	2,337	850	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.31	—	—	—
EOP Unit Value	$16.60	$13.31	—	—	—
Number of Units	58,062	3,835	—	—	—

ProFund VP - Semiconductor (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - Technology (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.10	—	—	—	—
Number of Units	114	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - Telecommunications (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$10.13	—	—	—
EOP Unit Value	$11.53	$10.13	—	—	—
Number of Units	16,606	4,026	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.64	—	—	—	—
Number of Units	3,263	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$10.10	—	—	—
EOP Unit Value	$11.47	$10.10	—	—	—
Number of Units	24,292	334	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.40	—	—	—	—
Number of Units	6,379	—	—	—	—

A-17

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Utilities (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.69	$10.62	—	—
EOP Unit Value	$15.13	$12.69	10.62	—	—
Number of Units	74,584	7,430	836	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.61	—	—	—	—
Number of Units	7,469	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.65	—	—	—
EOP Unit Value	$15.05	$12.65	—	—	—
Number of Units	4,044	2,920	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.62	—	—	—
EOP Unit Value	$14.97	$12.62	—	—	—
Number of Units	57,208	8,137	—	—	—

ProFund VP - Bull (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.07	—	—	—
EOP Unit Value	$12.93	$12.07	—	—	—
Number of Units	182,468	18,458	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.34	—	—	—	—
Number of Units	26,383	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$12.03	—	—	—
EOP Unit Value	$12.86	$12.03	—	—	—
Number of Units	15,572	2,154	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.31	—	—	—	—
Number of Units	40	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.00	—	—	—
EOP Unit Value	$12.79	$12.00	—	—	—
Number of Units	171,187	1,179	—	—	—

ProFund VP - Bear (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$7.53	$10.14	—	—
EOP Unit Value	$6.65	$7.53	10.14	—	—
Number of Units	5,797	3,186	658	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.21	—	—	—	—
Number of Units	1,186	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$7.51	—	—	—
EOP Unit Value	$6.62	$7.51	—	—	—
Number of Units	42,157	2,165	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.19	—	—	—	—
Number of Units	532	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$6.58	—	—	—	—
Number of Units	41,480	—	—	—	—

ProFund VP - UltraBull (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

A-18

Sub-account	2004	2003	2002	2001	2000
ProFund VP - OTC (2001)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.54	$9.36	—	—
EOP Unit Value	$14.47	$13.54	9.36	—	—
Number of Units	105,135	12,607	205	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.00	—	—	—	—
Number of Units	32,794	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.50	—	—	—
EOP Unit Value	$14.39	$13.50	—	—	—
Number of Units	67,576	4,836	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.46	—	—	—
EOP Unit Value	$14.31	$13.46	—	—	—
Number of Units	128,923	5,378	—	—	—

ProFund VP - Short OTC (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$6.45	—	—	—
EOP Unit Value	$5.64	$6.45	—	—	—
Number of Units	7,841	10,811	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.31	—	—	—	—
Number of Units	265	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$5.61	—	—	—	—
Number of Units	36	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$5.58	—	—	—	—
Number of Units	7,191	—	—	—	—

ProFund VP - UltraOTC (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$19.53	—	—	—	—
Number of Units	90	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - Mid-Cap Value (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.46	$10.07	—	—
EOP Unit Value	$15.38	$13.46	10.07	—	—
Number of Units	64,251	18,261	2,821	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.30	—	—	—	—
Number of Units	3,276	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.29	—	—	—	—
Number of Units	10,601	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.26	—	—	—	—
Number of Units	215	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.39	—	—	—
EOP Unit Value	$15.21	$13.39	—	—	—
Number of Units	110,312	4,164	—	—	—

A-19

Sub-account	2004	2003	2002	2001	2000
ProFund VP - Mid-Cap Growth (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$12.38	$9.82	—	—
EOP Unit Value	$13.54	$12.38	9.82	—	—
Number of Units	55,896	17,202	2,879	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.21	—	—	—	—
Number of Units	2,696	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.47	—	—	—	—
Number of Units	27,151	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.18	—	—	—	—
Number of Units	88	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$12.31	—	—	—
EOP Unit Value	$13.39	$12.31	—	—	—
Number of Units	53,472	2,028	—	—	—

ProFund VP - UltraMid-Cap (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$16.53	—	—	—
EOP Unit Value	$20.80	$16.53	—	—	—
Number of Units	28,117	5,328	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.97	—	—	—	—
Number of Units	4,794	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$16.49	—	—	—
EOP Unit Value	$20.68	$16.49	—	—	—
Number of Units	853	1,873	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.92	—	—	—	—
Number of Units	19	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$16.44	—	—	—
EOP Unit Value	$20.57	$16.44	—	—	—
Number of Units	101,493	3,746	—	—	—

ProFund VP - Small-Cap Value (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.47	$10.15	—	—
EOP Unit Value	$15.93	$13.47	10.15	—	—
Number of Units	75,890	27,349	568	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.63	—	—	—	—
Number of Units	18,991	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.43	—	—	—
EOP Unit Value	$15.85	$13.43	—	—	—
Number of Units	24,538	4,300	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.59	—	—	—	—
Number of Units	45	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.39	—	—	—
EOP Unit Value	$15.76	$13.39	—	—	—
Number of Units	163,443	24,769	—	—	—

ProFund VP - Small-Cap Growth (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$13.11	—	—	—
EOP Unit Value	$15.47	$13.11	—	—	—
Number of Units	63,321	24,983	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.32	—	—	—	—
Number of Units	14,604	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$13.07	—	—	—
EOP Unit Value	$15.39	$13.07	—	—	—
Number of Units	32,374	4,774	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.29	—	—	—	—
Number of Units	162	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$13.04	—	—	—
EOP Unit Value	$15.31	$13.04	—	—	—
Number of Units	170,800	21,997	—	—	—

A-20

Sub-account	2004	2003	2002	2001	2000
ProFund VP - UltraSmall-Cap (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—	—
EOP Unit Value	$25.20	—	—	—	—
Number of Units	4,066	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

ProFund VP - U.S. Government Plus (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$9.79	$10.20	—	—
EOP Unit Value	$10.43	$9.79	10.20	—	—
Number of Units	11,478	6,691	592	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.89	—	—	—	—
Number of Units	3,036	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$9.76	—	—	—
EOP Unit Value	$10.38	$9.76	—	—	—
Number of Units	1,887	818	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$9.73	—	—	—
EOP Unit Value	$10.32	$9.73	—	—	—
Number of Units	120,311	14,956	—	—	—

ProFund VP - Rising Rates Opportunity (2002)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	$9.16	$9.70	—	—
EOP Unit Value	$8.04	$9.16	9.70	—	—
Number of Units	168,043	31,892	3,456	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.37	—	—	—	—
Number of Units	25,505	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	$9.13	—	—	—
EOP Unit Value	$8.00	$9.13	—	—	—
Number of Units	21,280	1,988	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$8.35	—	—	—	—
Number of Units	7,572	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	$9.11	—	—	—
EOP Unit Value	$7.95	$9.11	—	—	—
Number of Units	333,355	4,991	—	—	—

First Trust(R) 10 Uncommon Values (2000)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

A-21

Sub-account	2004	2003	2002	2001	2000
First Trust Target Managed VIP (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.56	—	—	—	—
Number of Units	246,099	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.33	—	—	—	—
Number of Units	142,741	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$14.48	—	—	—	—
Number of Units	168,841	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.31	—	—	—	—
Number of Units	8,734	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.30	—	—	—	—
Number of Units	1,057,901	—	—	—	—

First Trust The Dow DARTSM 10 (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.29	—	—	—	—
Number of Units	25,135	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.48	—	—	—	—
Number of Units	4,769	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.22	—	—	—	—
Number of Units	19,324	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.47	—	—	—	—
Number of Units	1,597	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.46	—	—	—	—
Number of Units	78,082	—	—	—	—

First Trust Global Dividend Target 15 (11) (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.96	—	—	—	—
Number of Units	22,182	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.85	—	—	—	—
Number of Units	927	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.88	—	—	—	—
Number of Units	16,155	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.83	—	—	—	—
Number of Units	638	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$11.82	—	—	—	—
Number of Units	108,014	—	—	—	—

First Trust S&P Target 24 (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.27	—	—	—	—
Number of Units	37,547	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.75	—	—	—	—
Number of Units	5,280	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$13.20	—	—	—	—
Number of Units	27,172	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.73	—	—	—	—
Number of Units	1,630	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.72	—	—	—	—
Number of Units	38,677	—	—	—	—

A-22

Sub-account	2004	2003	2002	2001	2000
First Trust Nasdaq Target 15 (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

First Trust Value Line(R) - Target 25 (1999)
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

Profund VP Large-Cap Growth
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.38	—	—	—	—
Number of Units	368	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.38	—	—	—	—
Number of Units	1,497	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.37	—	—	—	—
Number of Units	2,860	—	—	—	—

Profund VP Large-Cap Value
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.37	—	—	—	—
Number of Units	1,527	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.36	—	—	—	—
Number of Units	3,802	—	—	—	—

A-23

Sub-account	2004	2003	2002	2001	2000
Profund VP Short Mid Cap
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

Profund VP Small-Cap Growth
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.47	—	—	—	—
Number of Units	63,321	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.32	—	—	—	—
Number of Units	14,604	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.39	—	—	—	—
Number of Units	32,374	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$12.29	—	—	—	—
Number of Units	162	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$15.31	—	—	—	—
Number of Units	170,800	—	—	—	—

Profund VP Short Small-Cap
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	—	—	—	—	—
Number of Units	—	—	—	—	—

SP William Blair International Growth
With any one of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	18,201	—	—	—	—
With GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	89	—	—	—	—
With any two of GRO Plus, EBP or HAV
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	3	—	—	—	—
With any one of EBP or HAV and GMWB
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	2,276	—	—	—	—
With HAV, EBP and GRO Plus
BOP Unit Value	—	—	—	—
EOP Unit Value	$10.53	—	—	—	—
Number of Units	73,031	—	—	—	—

1.	Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

2.	Effective May 2, 2005 the name of the AST Alliance Growth Portfolio has changed to AST AllianceBernstein Large-Cap Growth Portfolio. Effective December 5, 2005 the name of the Portfolio was changed to AST T. Rowe Price Large-Cap Growth Portfolio.

3.	Effective May 2, 2005 the name of the AST Alliance/Bernstein Growth + Value Portfolio has changed to AST AllianceBernstein Growth + Value Portfolio. Effective December 5, 2005 Portfolio merged into the AllianceBernstein Managed Index 500 Portfolio.

4.	Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

5.	Effective May 2, 2005 the name of the AST Sanford Bernstein Managed Index 500 Portfolio has changed to AST AllianceBernstein Managed Index 500 Portfolio.

6.	Effective May 2, 2005 the name of the AST Alliance Growth and Income Portfolio has changed to AST AllianceBernstein Growth & Income Portfolio.

7.	Effective December 5, 2005 the name of the AST Hotchkis & Wiley Large-Cap Value Portfolio has been changed to AST Large-Cap Value Portfolio.

8.	Effective May 2, 2005 the name of the AST DeAM Global Allocation Portfolio has changed to AST Global Allocation Portfolio.

9.	Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Income Portfolio has changed to Wells Fargo Variable Trust Advantage Equity Income Portfolio.

10.	Effective April 15, 2005 the name of the Evergreen VA — Special Equity Portfolio has changed to Evergreen VA Growth Portfolio.

11.	Effective May 2, 2005 the name of the First Trust Global Target 15 Portfolio has changed to First Trust Global Dividend Target 15 Portfolio.

A-24

Appendix B

Financial Statements for American Skandia Life Assurance Corporation and

American Skandia Life Assurance Corporation Separate Account B

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Skandia Life Assurance Corporation and the
Contractowners of American Skandia Life Assurance Corporation Variable
Account B:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the American Skandia Life Assurance Corporation Variable Account B
at December 31, 2004 and December 31, 2003, the results of each of their operations and the changes in each of their net assets for the periods then ended, in conformity with accounting principles generally accepted in the United
States of America. These financial statements are the responsibility of American
Skandia Life Assurance Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the
Funds, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 8, 2005

            Report of Independent Registered Public Accounting Firm

To the Contractowners of
   American Skandia Life Assurance Corporation
   Variable Account B and the
   Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the statement of operations and changes in net assets of the one hundred twenty-four  sub-accounts of American Skandia Life Assurance Corporation
Variable  Account B (the  Account),  referred  to in Note 1, for the year  ended
December 31, 2002.  These  financial  statements are the  responsibility  of the
Company's  management.  Our  responsibility  is to  express  an opinion on these financial statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our  procedures  included  confirmation  of securities  owned as of
December  31,  2002,  by  correspondence  with  the fund  managers,  or by other appropriate  auditing  procedures  where  replies  from fund  managers  were not received.  An audit also includes  assessing the accounting  principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audit  provides  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the results of operations  and changes in net assets of the one hundred  twenty-four  sub-accounts  of American  Skandia Life  Assurance
Corporation  Variable  Account  B,  referred  to in Note 1, for the  year  ended
December  31,  2002,  in  conformity  with U.S.  generally  accepted  accounting principles.

                                                ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                                SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                    AIM - VI        AIM - VI                         AST - ALGER
                                                   AIM - VI        FINANCIAL         HEALTH           AIM - VI         ALL-CAP
                                                   DYNAMICS         SERVICES        SCIENCES         TECHNOLOGY         GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                --------------   --------------   --------------   --------------   --------------
                                                $   70,631,569   $   86,730,223   $  122,422,353   $   94,451,413   $  329,211,223
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    7,132,841        6,187,569        9,914,444       18,009,965       61,969,083
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                5,294,720        5,936,360        6,477,373        7,604,784       61,191,677
Portfolio net asset value per share             $        13.34   $        14.61   $        18.90   $        12.42   $         5.38
Investment in portfolio shares, at cost         $   60,165,200   $   70,391,747   $  102,455,360   $   83,280,630   $  268,033,762

   The accompanying notes are an integral part of these financial statements.

                                                                               3

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -                                               AST -            AST -
                                                  ALLIANCE/                           AST -           AMERICAN         AMERICAN
                                                  BERNSTEIN           AST -         ALLIANCE           CENTURY          CENTURY
                                                  GROWTH +          ALLIANCE         GROWTH &        INCOME AND        STRATEGIC
                                                    VALUE            GROWTH          INCOME            GROWTH          BALANCED
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                --------------   --------------   --------------   --------------   --------------
                                                $   77,489,783   $  204,983,585   $2,126,109,292   $  444,888,617   $  226,426,887
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    7,358,128       17,249,071      111,668,550       32,369,257       15,965,075
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                7,780,099       23,214,449      108,919,533       33,450,272       16,301,432
Portfolio net asset value per share             $         9.96   $         8.83   $        19.52   $        13.30   $        13.89
Investment in portfolio shares, at cost         $   66,260,085   $  168,094,347   $1,821,123,717   $  362,583,418   $  193,591,182

   The accompanying notes are an integral part of these financial statements.

                                                                               4

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -
                                                   COHEN &
                                                   STEERS          AST - DEAM       AST - DEAM       AST - DEAM       AST - DEAM
                                                    REAL             GLOBAL         LARGE-CAP         SMALL-CAP        SMALL-CAP
                                                    ESTATE         ALLOCATION         VALUE            GROWTH            VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                --------------   --------------   --------------   --------------   --------------
                                                $  417,809,512   $  227,846,814   $  135,506,386   $  329,275,040   $  106,465,641
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   21,624,495       12,928,065       11,312,277       33,205,933        7,655,375
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                               24,333,693       18,737,402       11,742,321       39,434,136        8,285,264
Portfolio net asset value per share             $        17.17   $        12.16   $        11.54   $         8.35   $        12.85
Investment in portfolio shares, at cost         $  292,474,836   $  216,810,471   $  110,747,336   $  243,917,781   $   93,948,635

   The accompanying notes are an integral part of these financial statements.

                                                                               5

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                      AST -            AST -             AST -
                                                    AST -            AST -           GOLDMAN          GOLDMAN           GOLDMAN
                                                  FEDERATED         GABELLI           SACHS            SACHS             SACHS
                                                  AGGRESSIVE        ALL-CAP        CONCENTRATED     HIGH YIELD          MID-CAP
                                                   GROWTH            VALUE            GROWTH           BOND             GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                --------------   --------------   --------------   --------------   --------------
                                                $  346,354,336   $  191,480,729   $  941,718,599   $  798,600,066   $  273,819,442
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   24,666,221       15,879,105       42,899,031       53,426,855       38,744,379
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                               33,303,302       15,916,935       43,557,752       89,129,472       62,090,576
Portfolio net asset value per share             $        10.40   $        12.03   $        21.62   $         8.96   $         4.41
Investment in portfolio shares, at cost         $  289,560,427   $  156,916,528   $  881,696,805   $  795,577,349   $  221,760,516

   The accompanying notes are an integral part of these financial statements.

                                                                               6

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -
                                                   GOLDMAN            AST -          AST - JP
                                                    SACHS          HOTCHKIS &         MORGAN         AST - LORD       AST - LSV
                                                  SMALL-CAP        WILEY LARGE     INTERNATIONAL     ABBETT BOND    INTERNATIONAL
                                                    VALUE           CAP VALUE         EQUITY          DEBENTURE         VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                --------------   --------------   --------------   --------------   --------------
                                                $  314,030,585   $  621,342,337   $  373,795,987   $  430,121,762   $  173,233,229
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   14,436,484       31,863,491       17,053,738       34,380,893       12,659,807
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                               14,640,121       37,295,458       20,414,855       36,358,560       13,015,269
Portfolio net asset value per share             $        21.45   $        16.66   $        18.31   $        11.83   $        13.31
Investment in portfolio shares, at cost         $  221,989,053   $  518,898,208   $  286,404,609   $  410,039,188   $  129,338,858

   The accompanying notes are an integral part of these financial statements.

                                                                               7

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                                                        AST -
                                                     AST -                                                           NEUBERGER &
                                                    MARSICO         AST - MFS                                           BERMAN
                                                    CAPITAL          GLOBAL         AST - MFS       AST - MONEY        MID-CAP
                                                    GROWTH           EQUITY           GROWTH           MARKET           GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                --------------   --------------   --------------   --------------   --------------
                                                $2,275,905,827   $  164,748,455   $  529,399,374   $1,340,662,110   $  391,202,244
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                  153,173,872       13,547,904       66,403,925      113,670,469       24,054,656
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                              127,430,337       13,604,332       65,519,724    1,340,662,110       27,491,373
Portfolio net asset value per share             $        17.86   $        12.11   $         8.08   $         1.00   $        14.23
Investment in portfolio shares, at cost         $1,776,590,967   $  130,729,681   $  465,600,233   $1,340,662,110   $  301,634,329

   The accompanying notes are an integral part of these financial statements.

                                                                               8

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                    AST -            AST -                                              AST -
                                                 NEUBERGER &         PIMCO           AST -              AST -          SANFORD
                                                    BERMAN          LIMITED          PIMCO             SANFORD        BERNSTEIN
                                                   MID-CAP         MATURITY       TOTAL RETURN        BERNSTEIN        MANAGED
                                                    VALUE            BOND             BOND           CORE VALUE       INDEX 500
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                --------------   --------------   --------------   --------------   --------------
                                                $1,293,638,403   $1,227,262,121   $2,195,639,666   $  285,690,093   $  544,671,811
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   57,066,120       98,739,357      153,052,987       22,498,194       43,544,187
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                               60,734,197      110,365,299      182,817,624       23,321,640       45,503,075
Portfolio net asset value per share             $        21.30   $        11.12   $        12.01   $        12.25   $        11.97
Investment in portfolio shares, at cost         $  933,904,082   $1,234,487,166   $2,155,762,985   $  243,771,540   $  463,368,507

   The accompanying notes are an integral part of these financial statements.

                                                                               9

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                      AST -
                                                                  STATE STREET         AST -
                                                    AST -           RESEARCH          T. ROWE      AST - T. ROWE    AST - T. ROWE
                                                  SMALL-CAP         SMALL-CAP       PRICE ASSET     PRICE GLOBAL    PRICE NATURAL
                                                    VALUE            GROWTH         ALLOCATION          BOND          RESOURCES
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                --------------   --------------   --------------   --------------   --------------
                                                $  909,574,910   $  221,443,824   $  422,820,758   $  360,549,474   $  235,649,553
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   53,138,535       14,656,495       22,590,070       26,801,980        9,328,133
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                               49,757,927       15,738,722       25,152,930       29,650,450       10,413,149
Portfolio net asset value per share             $        18.28   $        14.07   $        16.81   $        12.16   $        22.63
Investment in portfolio shares, at cost         $  668,737,650   $  219,666,081   $  386,623,514   $  343,649,503   $  175,954,738

   The accompanying notes are an integral part of these financial statements.

                                                                              10

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                 AST - WILLIAM
                                                     BLAIR                          EVERGREEN -                      EVERGREEN -
                                                 INTERNATIONAL                          VA           EVERGREEN -     VA GROWTH &
                                                    GROWTH       DAVIS - VALUE      FOUNDATION         VA FUND          INCOME
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                --------------   --------------   --------------   --------------   --------------
                                                $1,326,329,125   $    7,960,954   $    7,494,729   $    2,846,051   $    6,260,925
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   85,370,725          772,859          808,522          255,477          554,636
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                              110,435,398          675,803          545,468          219,096          378,075
Portfolio net asset value per share             $        12.01   $        11.78   $        13.74   $        12.99   $        16.56
Investment in portfolio shares, at cost         $1,099,931,801   $    6,649,476   $    7,576,032   $    2,528,758   $    5,592,189

   The accompanying notes are an integral part of these financial statements.

                                                                              11

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                EVERGREEN - VA                     EVERGREEN -       EVERGREEN -     EVERGREEN -
                                                INTERNATIONAL     EVERGREEN -      VA SPECIAL        VA SPECIAL      VA STRATEGIC
                                                    EQUITY          VA OMEGA         EQUITY            VALUES           INCOME
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                --------------   --------------   --------------   --------------   --------------
                                                $   31,264,027   $   39,972,378   $   55,301,162   $    5,913,725   $    6,826,476
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    2,417,477        4,623,843        4,635,898          321,764          476,068
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                2,477,340        2,467,431        4,842,484          362,583          633,254
Portfolio net asset value per share             $        12.62   $        16.20   $        11.42   $        16.31   $        10.78
Investment in portfolio shares, at cost         $   27,132,148   $   37,432,121   $   51,190,569   $    4,662,327   $    6,335,753

   The accompanying notes are an integral part of these financial statements.

                                                                              12

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                FIRST TRUST -                      FIRST TRUST -    FIRST TRUST -    FIRST TRUST -
                                                 10 UNCOMMON      FIRST TRUST -      FINANCIAL          GLOBAL          NASDAQ
                                                     VALUES          ENERGY          SERVICES         TARGET 15        TARGET 15
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,808,491   $    3,746,228   $    4,641,362   $   22,623,931   $    7,024,218
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    2,084,738          210,626          318,758        1,858,147          747,603
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                1,886,248          199,799          302,369        1,632,318          777,015
Portfolio net asset value per share             $         5.20   $        18.75   $        15.35   $        13.86   $         9.04
Investment in portfolio shares, at cost         $    8,236,615   $    2,513,348   $    3,590,323   $   19,992,673   $    6,611,609

   The accompanying notes are an integral part of these financial statements.

                                                                              13

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                  FIRST TRUST -
                                                                  FIRST TRUST -       TARGET                         FIRST TRUST -
                                                 FIRST TRUST -         S&P           MANAGED       FIRST TRUST -        THE DOW
                                                PHARMACEUTICAL      TARGET 24          VIP           TECHNOLOGY         DART 10
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                --------------   --------------   --------------   --------------   --------------
                                                $    3,536,157   $   14,152,134   $  108,507,923   $    1,694,457   $   12,754,366
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                      358,811        1,433,496        9,571,243          355,175        1,295,452
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  343,984        1,634,196       11,072,237          336,870        1,467,706
Portfolio net asset value per share             $        10.28   $         8.66   $         9.80   $         5.03   $         8.69
Investment in portfolio shares, at cost         $    3,420,657   $   12,813,857   $   92,796,375   $    1,510,625   $   11,736,207

   The accompanying notes are an integral part of these financial statements.

                                                                              14

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   GARTMORE -       LIBERTY -         LIBERTY -       LIBERTY -
                                                FIRST TRUST -         GVIT            ASSET           COLUMBIA         COLUMBIA
                                                 VALUE LINE        DEVELOPING       ALLOCATION       HIGH YIELD      REAL ESTATE
                                                  TARGET 25         MARKETS             VS               VS           EQUITY VS
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                --------------   --------------   --------------   --------------   --------------
                                                $   21,764,275   $  185,833,186   $   20,666,117   $    1,029,108   $      545,899
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    2,730,172       15,104,933        1,615,224           73,544           27,977
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                5,360,659       15,708,638        1,393,535          107,760           44,060
Portfolio net asset value per share             $         4.06   $        11.83   $        14.83   $         9.55   $        12.39
Investment in portfolio shares, at cost         $   18,474,082   $  167,808,206   $   15,920,440   $      999,484   $      505,474

   The accompanying notes are an integral part of these financial statements.

                                                                              15

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   LIBERTY -        LIBERTY -        LIBERTY -
                                                                    FEDERAL           MONEY            SMALL
                                                  LIBERTY -       SECURITIES         MARKET           COMPANY         PROFUNDS -
                                                  EQUITY VS           VS               VS            GROWTH VS        VP ASIA 30
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                --------------   --------------   --------------   --------------   --------------
                                                $   20,431,939   $    4,680,588   $    3,987,940   $    1,891,983   $   40,955,033
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    1,039,166          471,593          400,355          114,071        3,205,324
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                1,338,044          422,055        3,987,940          170,911        1,097,990
Portfolio net asset value per share             $        15.27   $        11.09   $         1.00   $        11.07   $        37.30
Investment in portfolio shares, at cost         $   24,477,854   $    4,640,049   $    3,987,940   $    1,213,807   $   40,752,815

   The accompanying notes are an integral part of these financial statements.

                                                                              16

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                  PROFUNDS -        VP BASIC        PROFUNDS -     PROFUNDS - VP      PROFUNDS -
                                                   VP BANKS         MATERIALS        VP BEAR       BIOTECHNOLOGY        VP BULL
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                --------------   --------------   --------------   --------------   --------------
                                                $   13,102,246   $   25,613,720   $   28,156,564   $   24,750,681   $  284,796,698
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    1,047,097        2,088,406        3,448,238        2,930,404       26,231,728
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  355,943          707,952          984,151        1,290,442       10,322,461
Portfolio net asset value per share             $        36.81   $        36.18   $        28.61   $        19.18   $        27.59
Investment in portfolio shares, at cost         $   12,963,616   $   25,424,567   $   28,864,755   $   24,377,638   $  274,166,362

   The accompanying notes are an integral part of these financial statements.

                                                                              17

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                   PROFUNDS -          VP          PROFUNDS -        PROFUNDS -      PROFUNDS -
                                                  VP CONSUMER       CONSUMER        VP EUROPE            VP              VP
                                                    GOODS           SERVICES           30            FINANCIALS      HEALTH CARE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,971,629   $   11,878,663   $  102,514,046   $   27,137,818   $   37,119,432
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                      920,728        1,191,661       10,430,672        2,336,904        4,052,916
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  332,388          396,087        3,624,966          802,894        1,404,975
Portfolio net asset value per share             $        30.00   $        29.99   $        28.28   $        33.80   $        26.42
Investment in portfolio shares, at cost         $    9,841,324   $   11,782,050   $   95,502,073   $   26,684,030   $   35,782,195

   The accompanying notes are an integral part of these financial statements.

                                                                              18

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                                     PROFUNDS -       PROFUNDS -
                                                  PROFUNDS -       PROFUNDS -       PROFUNDS -          VP               VP
                                                      VP              VP               VP             LARGE CAP        LARGE CAP
                                                  INDUSTRIALS       INTERNET          JAPAN            GROWTH           VALUE
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                --------------   --------------   --------------   --------------   --------------
                                                $    9,458,657   $   41,983,334   $   27,662,104   $    3,498,317   $    4,561,092
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                      808,091        2,333,819        2,765,674          337,056          439,880
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  285,846          772,889        1,001,524          110,706          135,990
Portfolio net asset value per share             $        33.09   $        54.32   $        27.62   $        31.60   $        33.54
Investment in portfolio shares, at cost         $    9,412,771   $   40,876,341   $   26,973,565   $    3,494,981   $    4,549,131

   The accompanying notes are an integral part of these financial statements.

                                                                              19

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                  PROFUNDS -       PROFUNDS -
                                                      VP               VP           PROFUNDS -
                                                   MID-CAP          MID-CAP            VP           PROFUNDS -       PROFUNDS - VP
                                                    GROWTH           VALUE          OIL & GAS          VP OTC       PHARMACEUTICALS
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                --------------   --------------   --------------   --------------   --------------
                                                $   75,035,680   $  125,392,453   $   85,038,392   $  156,072,573   $   11,802,195
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    6,820,564       10,343,952        6,639,985       20,721,420        1,435,160
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                2,320,213        3,595,998        2,321,550        9,487,694          501,368
Portfolio net asset value per share             $        32.34   $        34.87   $        36.63   $        16.45   $        23.54
Investment in portfolio shares, at cost         $   73,002,428   $  120,233,081   $   81,902,627   $  151,894,462   $   11,746,101

   The accompanying notes are an integral part of these financial statements.

                                                                              20

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                  PROFUNDS -                        PROFUNDS -
                                                      VP           PROFUNDS -       VP RISING                        PROFUNDS -
                                                   PRECIOUS            VP             RATES         PROFUNDS - VP     VP SHORT
                                                    METALS         REAL ESTATE     OPPORTUNITY      SEMICONDUCTOR      MID-CAP
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                --------------   --------------   --------------   --------------   --------------
                                                $   60,442,016   $   79,438,026   $  112,262,614   $   10,852,914   $      515,185
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    5,015,023        4,720,082       16,152,393        1,507,011           53,108
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                1,854,618        1,573,342        5,402,436          493,314           17,674
Portfolio net asset value per share             $        32.59   $        50.49   $        20.78   $        22.00   $        29.15
Investment in portfolio shares, at cost         $   65,900,204   $   77,323,117   $  114,861,571   $   10,910,467   $      515,339

   The accompanying notes are an integral part of these financial statements.

                                                                              21

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                    PROFUNDS -      PROFUNDS -
                                                 PROFUNDS -       PROFUNDS -           VP               VP            PROFUNDS -
                                                  VP SHORT         VP SHORT         SMALL-CAP        SMALL-CAP           VP
                                                     OTC           SMALL CAP          GROWTH           VALUE          TECHNOLOGY
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                --------------   --------------   --------------   --------------   --------------
                                                $   15,078,146   $    2,559,225   $  208,744,200   $  175,602,427   $   19,542,081
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    2,547,075          268,195       16,740,590       14,280,660        3,441,646
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  819,019          149,487        5,785,593        5,235,612        1,277,260
Portfolio net asset value per share             $        18.41   $        17.12   $        36.08   $        33.54   $        15.30
Investment in portfolio shares, at cost         $   15,197,157   $    2,578,067   $  200,983,634   $  172,161,531   $   19,356,902

   The accompanying notes are an integral part of these financial statements.

                                                                              22

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                   PROFUNDS -
                                                PROFUNDS - VP        VP U.S.        PROFUNDS -       PROFUNDS -       PROFUNDS -
                                                   TELECOM-        GOVERNMENT        VP ULTRA         VP ULTRA         VP ULTRA
                                                 MUNICATIONS          PLUS             BULL           MID-CAP             OTC
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                --------------   --------------   --------------   --------------   --------------
                                                $   17,888,285   $   43,240,495   $   83,929,237   $   88,421,543   $  146,749,771
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                    2,863,053        3,732,023        8,987,935        6,891,212       80,485,280
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                1,173,002        1,406,652        3,674,660        2,500,609       47,646,030
Portfolio net asset value per share             $        15.25   $        30.74   $        22.84   $        35.36   $         3.08
Investment in portfolio shares, at cost         $   17,974,997   $   43,058,994   $   82,120,794   $   84,129,327   $  139,741,599

   The accompanying notes are an integral part of these financial statements.

                                                                              23

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                  PRUDENTIAL -
                                                                                   SP WILLIAM
                                                                                      BLAIR
                                                 PROFUNDS -                       INTERNATIONAL
                                                  VP ULTRA         PROFUNDS -        GROWTH
                                                  SMALL-CAP       VP UTILITIES       CLASS I        RYDEX - NOVA     RYDEX - OTC
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                --------------   --------------   --------------   --------------   --------------
                                                $  173,324,393   $   51,953,128   $   15,349,848   $   10,006,127   $   41,863,950
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                   12,860,531        5,238,227        1,457,915        1,583,935        6,735,615
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                5,636,566        1,956,067        2,240,854        1,211,396        2,909,239
Portfolio net asset value per share             $        30.75   $        26.56   $         6.85   $         8.26   $        14.39
Investment in portfolio shares, at cost         $  166,109,441   $   49,945,330   $   14,490,283   $   10,261,018   $   71,126,593

   The accompanying notes are an integral part of these financial statements.

                                                                              24

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                     WFVT -          WFVT -           WFVT -
                                                                     ASSET           EQUITY           EQUITY            WFVT -
                                                 RYDEX - URSA      ALLOCATION        INCOME            VALUE            GROWTH
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                --------------   --------------   --------------   --------------   --------------
                                                $    1,435,194   $  142,216,127   $   31,951,408   $   21,280,543   $   33,512,352
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                      148,964        6,330,630        2,903,073        2,342,679        1,872,553
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  276,531       10,965,006        1,956,608        2,330,837        2,398,880
Portfolio net asset value per share             $         5.19   $        12.97   $        16.33   $         9.13   $        13.97
Investment in portfolio shares, at cost         $    1,895,719   $  148,353,186   $   28,532,476   $   18,682,532   $   46,483,542

   The accompanying notes are an integral part of these financial statements.

                                                                              25

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2004

                                                                            SUBACCOUNTS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                     WFVT -                                             WFVT -
                                                     WFVT -          LARGE           WFVT -            WFVT -           TOTAL
                                                 INTERNATIONAL      COMPANY           MONEY           SMALL-CAP         RETURN
                                                     EQUITY         GROWTH           MARKET            GROWTH            BOND
                                                --------------   --------------   --------------   --------------   --------------
ASSETS:
Investment in the portfolios, at market value   $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                --------------   --------------   --------------   --------------   --------------
Net Assets                                      $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                ==============   ==============   ==============   ==============   ==============

NET ASSETS, REPRESENTING:
Accumulation units                              $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                --------------   --------------   --------------   --------------   --------------
                                                $    2,802,390   $   15,147,069   $   34,621,069   $    5,945,665   $   21,323,260
                                                ==============   ==============   ==============   ==============   ==============

Units outstanding                                      326,851        1,766,952        2,745,812          635,944        1,599,730
                                                ==============   ==============   ==============   ==============   ==============

Portfolio shares held                                  338,862        1,705,751       34,621,069          757,410        2,115,403
Portfolio net asset value per share             $         8.27   $         8.88   $         1.00   $         7.85   $        10.08
Investment in portfolio shares, at cost         $    2,314,999   $   16,571,032   $   34,621,069   $    6,935,114   $   21,445,026

   The accompanying notes are an integral part of these financial statements.

                                                                              26

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                          SUBACCOUNTS
                                                              -------------------------------------------------------------------
                                                                                   AIM - VI         AIM - VI
                                                                 AIM - VI         FINANCIAL          HEALTH           AIM - VI
                                                                 DYNAMICS          SERVICES         SCIENCES         TECHNOLOGY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     612,848     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (1,135,155)       (1,325,221)       (1,880,537)       (1,297,404)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (1,135,155)         (712,373)       (1,880,537)       (1,297,404)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    3,795,704         7,409,463         3,117,453         8,579,759
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments        4,101,854          (930,034)        5,071,601        (3,717,014)
                                                              -------------     -------------     -------------     -------------
NET GAIN/(LOSS) ON INVESTMENTS                                    7,897,558         6,479,429         8,189,054         4,862,745
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   6,762,403     $   5,767,056     $   6,308,517     $   3,565,341
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              27

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                    AST -
                                                                                  ALLIANCE/                             AST -
                                                               AST - ALGER        BERNSTEIN           AST -            ALLIANCE
                                                                 ALL-CAP          GROWTH +          ALLIANCE           GROWTH &
                                                                 GROWTH             VALUE            GROWTH             INCOME
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     227,811     $          --     $  13,501,412

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (5,079,150)       (1,081,365)       (3,078,279)      (29,758,509)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (5,079,150)         (853,554)       (3,078,279)      (16,257,097)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (23,517,954)        2,571,858         5,393,441       (10,604,956)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments       48,026,679         3,900,711         4,998,829       208,098,069
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   24,508,725         6,472,569        10,392,270       197,493,113
                                                              -------------     -------------     -------------     -------------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  19,429,575     $   5,619,015     $   7,313,991     $ 181,236,016
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              28

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -              AST -             AST -              AST -
                                                                AMERICAN           AMERICAN         AMERICAN            COHEN &
                                                                CENTURY            CENTURY           CENTURY            STEERS
                                                               INCOME AND       INTERNATIONAL       STRATEGIC            REAL
                                                                 GROWTH            GROWTH I         BALANCED            ESTATE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   3,539,522     $   1,478,386     $   3,137,022     $   7,554,173

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (5,604,956)       (1,896,707)       (3,289,020)       (4,740,045)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (2,065,434)         (418,321)         (151,998)        2,814,128
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    5,797,679        60,380,617           996,854        18,114,067
       Capital gains distributions received                              --                --                --         4,640,920
       Net change in unrealized gain/(loss) on investments       39,918,122       (57,977,676)       14,839,953        73,650,484
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   45,715,801         2,402,941        15,836,807        96,405,471
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  43,650,367     $   1,984,620     $  15,684,809     $  99,219,599
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              29

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                   AST -              AST -             AST -
                                                                 AST -              DEAM               DEAM              DEAM
                                                                  DEAM             GLOBAL           LARGE-CAP         LARGE-CAP
                                                                  BOND           ALLOCATION           GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   1,055,074     $   2,815,746     $          --     $     705,025

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (110,237)       (3,433,586)         (209,212)       (1,481,913)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        944,837          (617,840)         (209,212)         (776,888)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,504,127)      (13,868,043)        3,042,964         1,336,441
       Capital gains distributions received                         749,188                --           910,188                --
       Net change in unrealized gain/(loss) on investments         (281,147)       35,588,187        (3,791,580)       15,807,049
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   (1,036,086)       21,720,144           161,572        17,143,490
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     (91,249)    $  21,102,304     $     (47,640)    $  16,366,602
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              30

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -             AST -             AST -             AST -
                                                                   DEAM              DEAM           FEDERATED          GABELLI
                                                                SMALL-CAP         SMALL-CAP        AGGRESSIVE          ALL-CAP
                                                                  GROWTH            VALUE            GROWTH             VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     110,802     $          --     $     501,488

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (4,834,728)       (1,036,598)       (4,194,027)       (2,733,350)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (4,834,728)         (925,796)       (4,194,027)       (2,231,862)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   36,264,011         2,615,816        20,549,633        13,627,499
       Capital gains distributions received                              --         2,667,072         4,031,530                --
       Net change in unrealized gain/(loss) on investments      (10,095,572)        8,936,826        34,789,349        10,852,671
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   26,168,439        14,219,714        59,370,512        24,480,170
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  21,333,711     $  13,293,918     $  55,176,485     $  22,248,308
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              31

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -              AST -             AST -             AST -
                                                                GOLDMAN            GOLDMAN           GOLDMAN           GOLDMAN
                                                                 SACHS              SACHS             SACHS             SACHS
                                                              CONCENTRATED       HIGH YIELD          MID-CAP          SMALL-CAP
                                                                 GROWTH             BOND              GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $  57,440,772     $          --     $     675,681

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (14,095,726)      (10,661,869)       (3,398,654)       (4,334,895)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (14,095,726)       46,778,903        (3,398,654)       (3,659,214)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                 (118,925,797)       85,282,579         4,237,474        17,891,314
       Capital gains distributions received                              --                --                --         4,037,045
       Net change in unrealized gain/(loss) on investments      147,480,899       (65,326,818)       31,524,978        32,807,725
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   28,555,102        19,955,761        35,762,452        54,736,084
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  14,459,376     $  66,734,664     $  32,363,798     $  51,076,870
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              32

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -           AST - JP          AST - LORD
                                                                HOTCHKIS &         MORGAN             ABBETT          AST - LSV
                                                               WILEY LARGE      INTERNATIONAL          BOND         INTERNATIONAL
                                                                CAP VALUE          EQUITY           DEBENTURE           VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   9,025,724     $   3,531,951     $  12,575,335     $   1,921,126

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (8,268,633)       (4,574,336)       (6,326,720)       (2,074,104)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        757,091        (1,042,385)        6,248,615          (152,978)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (8,925,746)       20,947,396        16,936,356         9,479,862
       Capital gains distributions received                              --                --         1,273,585                --
       Net change in unrealized gain/(loss) on investments       83,373,551        26,289,431          (626,634)       17,319,769
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   74,447,805        47,236,827        17,583,307        26,799,631
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  75,204,896     $  46,194,442     $  23,831,922     $  26,646,653
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              33

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -
                                                                MARSICO           AST - MFS                           AST - MFS
                                                                CAPITAL             GLOBAL         AST - MFS           GROWTH
                                                                 GROWTH             EQUITY           GROWTH          WITH INCOME
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     219,435     $          --     $     436,574

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (29,007,058)       (1,860,638)       (8,131,670)         (550,841)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (29,007,058)       (1,641,203)       (8,131,670)         (114,267)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   28,205,887         5,102,731       (41,550,879)        8,354,673
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments      275,549,688        17,350,035        97,183,722       (10,426,271)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  303,755,575        22,452,766        55,632,843        (2,071,598)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ 274,748,517     $  20,811,563     $  47,501,173     $  (2,185,865)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              34

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                    AST -              AST -            AST -
                                                                                 NEUBERGER &        NEUBERGER &         PIMCO
                                                                                   BERMAN             BERMAN           LIMITED
                                                               AST - MONEY         MID-CAP            MID-CAP         MATURITY
                                                                 MARKET            GROWTH              VALUE            BOND
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $  16,041,340     $          --     $   1,173,246     $  29,565,954

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (29,091,528)       (5,122,456)      (16,599,303)      (13,331,116)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                    (13,050,188)       (5,122,456)      (15,426,057)       16,234,838
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                           --        16,055,033        28,781,173        (3,430,599)
       Capital gains distributions received                              --                --        26,502,928        11,206,565
       Net change in unrealized gain/(loss) on investments               --        36,848,933       180,134,836       (19,633,905)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                            0        52,903,966       235,418,937       (11,857,939)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (13,050,188)    $  47,781,510     $ 219,992,880     $   4,376,899
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              35

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                                      AST -
                                                                                    AST -            SANFORD
                                                                  AST -            SANFORD          BERNSTEIN           AST -
                                                               PIMCO TOTAL        BERNSTEIN          MANAGED          SMALL-CAP
                                                               RETURN BOND       CORE VALUE         INDEX 500           VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $  84,077,299     $   2,974,164     $   4,451,525     $      42,188

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (32,339,242)       (3,547,891)       (7,789,129)      (12,669,750)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     51,738,057          (573,727)       (3,337,604)      (12,627,562)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (2,143,339)       11,082,776        37,430,498        47,710,494
       Capital gains distributions received                      14,964,650         5,198,541                --                --
       Net change in unrealized gain/(loss) on investments        4,666,061        11,159,486         4,269,598        81,594,098
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   17,487,372        27,440,803        41,700,096       129,304,592
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  69,225,429     $  26,867,076     $  38,362,492     $ 116,677,030
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              36

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 AST -
                                                              STATE STREET
                                                                RESEARCH        AST - T. ROWE     AST - T. ROWE     AST - T. ROWE
                                                               SMALL-CAP         PRICE ASSET       PRICE GLOBAL     PRICE NATURAL
                                                                 GROWTH           ALLOCATION           BOND           RESOURCES
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $   5,640,707     $  14,257,790     $   1,817,638

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (3,652,782)       (5,516,327)       (3,742,167)       (2,641,711)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (3,652,782)          124,380        10,515,623          (824,073)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   26,265,717        (5,008,365)        1,071,731        15,292,574
       Capital gains distributions received                              --                --         4,010,423                --
       Net change in unrealized gain/(loss) on investments      (47,049,389)       40,722,199         1,427,330        32,908,165
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  (20,783,672)       35,713,834         6,509,484        48,200,739
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (24,436,454)    $  35,838,214     $  17,025,107     $  47,376,666
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              37

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                  AST -
                                                              WILLIAM BLAIR                        EVERGREEN -
                                                              INTERNATIONAL                            VA            EVERGREEN -
                                                                 GROWTH         DAVIS - VALUE      FOUNDATION          VA FUND
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   7,462,107     $      62,706     $      65,981     $       6,223

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration               (15,533,884)         (101,320)         (106,062)          (40,034)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (8,071,777)          (38,614)          (40,081)          (33,811)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (12,270,297)           62,165          (196,237)           21,117
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments      187,408,885           717,363           581,941           194,173
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  175,138,588           779,528           385,704           215,290
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ 167,066,811     $     740,914     $     345,623     $     181,479
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              38

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               EVERGREEN -      EVERGREEN - VA                       EVERGREEN -
                                                               VA GROWTH &      INTERNATIONAL     EVERGREEN -         VA SPECIAL
                                                                  INCOME            EQUITY          VA OMEGA            EQUITY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      71,232     $     341,753     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (84,927)         (323,657)         (573,107)         (810,191)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (13,695)           18,096          (573,107)         (810,191)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       29,637           388,587         2,502,852         2,612,713
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          420,037         3,467,903          (816,206)           51,885
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      449,674         3,856,490         1,686,646         2,664,598
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     435,979     $   3,874,586     $   1,113,539     $   1,854,407
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              39

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                 EVERGREEN -
                                                               EVERGREEN -            VA          FIRST TRUST -
                                                                VA SPECIAL         STRATEGIC       10 UNCOMMON      FIRST TRUST -
                                                                  VALUES            INCOME            VALUES           ENERGY
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      53,296     $     304,298     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (73,296)          (93,649)         (125,925)          (34,362)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (20,000)          210,649          (125,925)          (34,362)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      129,938           157,488          (926,444)          286,937
       Capital gains distributions received                          42,991            59,638                --                --
       Net change in unrealized gain/(loss) on investments          749,442             2,724         1,819,167           669,470
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      922,371           219,850           892,723           956,407
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     902,371     $     430,499     $     766,798     $     922,045
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              40

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                              FIRST TRUST -     FIRST TRUST -     FIRST TRUST -
                                                                FINANCIAL          GLOBAL             NASDAQ        FIRST TRUST -
                                                                 SERVICES         TARGET 15         TARGET 15       PHARMACEUTICAL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (47,364)         (123,311)          (58,344)          (38,813)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (47,364)         (123,311)          (58,344)          (38,813)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      199,760           773,523           (86,005)         (138,528)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          443,902         2,165,570           101,412           101,744
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      643,662         2,939,093            15,407           (36,784)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     596,298     $   2,815,782     $     (42,937)    $     (75,597)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              41

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                              FIRST TRUST -     FIRST TRUST -                        FIRST TRUST -
                                                                   S&P              TARGET        FIRST TRUST -        THE DOW
                                                                TARGET 24        MANAGED VIP       TECHNOLOGY          DART 10
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (106,288)         (660,736)          (18,114)          (90,413)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (106,288)         (660,736)          (18,114)          (90,413)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      442,858           784,539          (100,245)         (123,360)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          892,130        11,052,531           101,330           873,497
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    1,334,988        11,837,070             1,085           750,137
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   1,228,700     $  11,176,334     $     (17,029)    $     659,724
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              42

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                 GARTMORE -                           LIBERTY -
                                                              FIRST TRUST -         GVIT          INVESCO - VI          ASSET
                                                               VALUE LINE        DEVELOPING         TELECOM-         ALLOCATION
                                                                TARGET 25          MARKETS         MUNICATIONS           VS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     825,471     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (103,031)       (2,171,350)         (158,458)         (231,653)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (103,031)       (1,345,879)         (158,458)         (231,653)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      723,880        22,456,158         2,562,290         1,348,794
       Capital gains distributions received                              --         5,753,669                --                --
       Net change in unrealized gain/(loss) on investments        2,280,635        (6,994,922)       (3,335,256)          114,267
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    3,004,515        21,214,905          (772,966)        1,463,061
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   2,901,484     $  19,869,026     $    (931,424)    $   1,231,408
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              43

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                LIBERTY -         LIBERTY -                           LIBERTY -
                                                                 COLUMBIA         COLUMBIA                            FEDERAL
                                                                   HIGH          REAL ESTATE       LIBERTY -         SECURITIES
                                                                 YIELD VS         EQUITY VS        EQUITY VS             VS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      62,810     $      32,261     $     143,391     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (12,548)           (6,576)         (232,601)          (60,838)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         50,262            25,685           (89,210)          (60,838)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       15,997            65,329        (3,460,476)            1,738
       Capital gains distributions received                              --            47,467                --                --
       Net change in unrealized gain/(loss) on investments           (3,579)           24,149         4,869,280          (108,096)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                       12,418           136,945         1,408,804          (106,358)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      62,680     $     162,630     $   1,319,594     $    (167,196)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              44

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                  LIBERTY -
                                                                LIBERTY -           SMALL
                                                                  MONEY            COMPANY         PROFUNDS -        PROFUNDS -
                                                                MARKET VS         GROWTH VS        VP ASIA 30         VP BANKS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      39,367     $          --     $     114,093     $      72,295

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (47,801)          (19,857)         (569,679)         (229,049)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         (8,434)          (19,857)         (455,586)         (156,754)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                           --           279,622        (1,936,042)        1,284,502
       Capital gains distributions received                              --                --         1,043,025                --
       Net change in unrealized gain/(loss) on investments               --           (58,198)       (2,392,985)           64,064
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                            0           221,424        (3,286,002)        1,348,566
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      (8,434)    $     201,567     $  (3,741,588)    $   1,191,812
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              45

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -
                                                                 VP BASIC         PROFUNDS -      PROFUNDS - VP       PROFUNDS -
                                                                 MATERIALS         VP BEAR        BIOTECHNOLOGY         VP BULL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $      73,535     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (339,833)         (907,957)         (286,067)       (2,911,055)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (266,298)         (907,957)         (286,067)       (2,911,055)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      732,550       (10,762,345)       (2,696,166)        5,089,522
       Capital gains distributions received                         662,971                --         3,021,493         3,301,957
       Net change in unrealized gain/(loss) on investments       (1,635,403)        1,284,794           (31,017)        6,165,442
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (239,882)       (9,477,551)          294,310        14,556,921
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $    (506,180)    $ (10,385,508)    $       8,243     $  11,645,866
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              46

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -        PROFUNDS -
                                                                    VP                VP            PROFUNDS -        PROFUNDS -
                                                                 CONSUMER          CONSUMER             VP                VP
                                                                  GOODS            SERVICES         EUROPE 30         FINANCIALS
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $       5,023     $          --     $     125,520     $      68,393

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (217,156)          (76,906)       (1,341,823)         (372,067)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (212,133)          (76,906)       (1,216,303)         (303,674)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                     (750,065)          390,945        11,576,226         2,654,654
       Capital gains distributions received                         384,349                --           839,152                --
       Net change in unrealized gain/(loss) on investments           93,415           (19,094)       (3,768,451)         (269,156)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (272,301)          371,851         8,646,927         2,385,498
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $    (484,434)    $     294,945     $   7,430,624     $   2,081,824
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              47

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 PROFUNDS -      PROFUNDS -        PROFUNDS -
                                                                     VP              VP                VP            PROFUNDS -
                                                                HEALTH CARE      INDUSTRIALS        INTERNET          VP JAPAN
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (570,302)         (167,397)         (279,118)         (453,802)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (570,302)         (167,397)         (279,118)         (453,802)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,200,023)          314,344          (907,108)       (4,685,082)
       Capital gains distributions received                              --           635,419           475,514         1,784,904
       Net change in unrealized gain/(loss) on investments          331,903           (66,553)          858,177            17,327
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                     (868,120)          883,210           426,583        (2,882,851)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  (1,438,422)    $     715,813     $     147,465     $  (3,336,653)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              48

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -        PROFUNDS -        PROFUNDS -        PROFUNDS -
                                                                VP LARGE          VP LARGE         VP MID-CAP        VP MID-CAP
                                                               CAP GROWTH         CAP VALUE          GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                    (2,174)           (4,419)         (728,238)       (1,354,483)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                         (2,174)           (4,419)         (728,238)       (1,354,483)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                       40,032            75,070          (386,746)        5,435,966
       Capital gains distributions received                              --                --         1,389,259         3,504,943
       Net change in unrealized gain/(loss) on investments            3,336            11,961         1,818,906         3,192,388
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                       43,368            87,031         2,821,419        12,133,297
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      41,194     $      82,612     $   2,093,181     $  10,778,814
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              49

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -                                             PROFUNDS -
                                                                VP OIL &         PROFUNDS -       PROFUNDS - VP      VP PRECIOUS
                                                                   GAS             VP OTC        PHARMACEUTICALS       METALS
                                                              -------------     -------------    ---------------    -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (1,177,551)       (1,782,358)         (166,626)         (894,408)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                     (1,177,551)       (1,782,358)         (166,626)         (894,408)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   16,468,589          (259,753)       (1,947,106)       (9,786,453)
       Capital gains distributions received                          39,097         4,125,262                --         8,141,043
       Net change in unrealized gain/(loss) on investments          660,991        (2,805,776)          228,874       (11,084,895)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   17,168,677         1,059,733        (1,718,232)      (12,730,305)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  15,991,126     $    (722,625)    $  (1,884,858)    $ (13,624,713)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              50

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                  PROFUNDS -
                                                                PROFUNDS -        VP RISING                           PROFUNDS -
                                                                  VP REAL           RATES         PROFUNDS - VP        VP SHORT
                                                                  ESTATE         OPPORTUNITY      SEMICONDUCTOR        MID-CAP
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   1,376,755     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (947,150)       (1,798,031)         (155,402)             (560)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        429,605        (1,798,031)         (155,402)             (560)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    7,113,417       (18,329,479)       (2,994,085)          (27,539)
       Capital gains distributions received                         550,017                --           282,922                --
       Net change in unrealized gain/(loss) on investments        1,090,270        (1,444,712)          450,633              (154)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    8,753,704       (19,774,191)       (2,260,530)          (27,693)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   9,183,309     $ (21,572,222)    $  (2,415,932)    $     (28,253)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              51

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                PROFUNDS -        PROFUNDS -       PROFUNDS -        PROFUNDS -
                                                                 VP SHORT          VP SHORT       VP SMALL-CAP      VP SMALL-CAP
                                                                    OTC            SMALL CAP         GROWTH            VALUE
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (781,680)           (4,492)       (1,676,156)       (1,501,971)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (781,680)           (4,492)       (1,676,156)       (1,501,971)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                  (17,662,809)         (278,391)        1,694,653         1,556,262
       Capital gains distributions received                              --                --         7,368,302         3,807,926
       Net change in unrealized gain/(loss) on investments          789,515           (18,842)        7,215,231         2,703,622
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                  (16,873,294)         (297,233)       16,278,186         8,067,810
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $ (17,654,974)    $    (301,725)    $  14,602,030     $   6,565,839
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              52

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                                    PROFUNDS -
                                                               PROFUNDS -       PROFUNDS - VP        VP U.S.         PROFUNDS -
                                                                   VP             TELECOM-         GOVERNMENT         VP ULTRA
                                                               TECHNOLOGY        MUNICATIONS          PLUS              BULL
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $     164,940     $     403,739     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (268,813)         (229,020)         (660,194)         (983,593)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (268,813)          (64,080)         (256,455)         (983,593)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      367,554         1,225,650        (3,824,736)        2,797,895
       Capital gains distributions received                         281,208           587,413                --         9,677,204
       Net change in unrealized gain/(loss) on investments         (303,835)         (424,206)        3,758,965        (3,338,192)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      344,927         1,388,857           (65,771)        9,136,907
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $      76,114     $   1,324,777     $    (322,226)    $   8,153,314
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              53

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                               PROFUNDS -        PROFUNDS -         PROFUNDS -
                                                                VP ULTRA          VP ULTRA           VP ULTRA         PROFUNDS -
                                                                MID-CAP              OTC            SMALL-CAP        VP UTILITIES
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $          --     $          --     $     383,891

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (726,144)       (1,407,706)       (1,047,697)         (530,605)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (726,144)       (1,407,706)       (1,047,697)         (146,714)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    3,782,255        (2,694,317)       (4,337,964)        5,764,341
       Capital gains distributions received                       3,485,288        12,863,543        18,031,685           808,644
       Net change in unrealized gain/(loss) on investments        3,074,174        (1,368,229)        5,308,980         1,586,102
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                   10,341,717         8,800,997        19,002,701         8,159,087
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   9,615,573     $   7,393,291     $  17,955,004     $   8,012,373
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              54

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                             --------------------------------------------------------------------
                                                             PRUDENTIAL - SP
                                                              WILLIAM BLAIR
                                                              INTERNATIONAL
                                                              GROWTH CLASS I    RYDEX - NOVA       RYDEX - OTC      RYDEX - URSA
                                                             ---------------    -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $          --     $       4,988     $          --     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                  (287,455)         (142,704)         (609,061)          (25,465)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                       (287,455)         (137,716)         (609,061)          (25,465)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                    2,390,488        (2,102,222)      (10,418,039)         (104,480)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments         (544,141)        3,462,275        13,930,012           (77,404)
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    1,846,347         1,360,053         3,511,973          (181,884)
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $   1,558,892     $   1,222,337     $   2,902,912     $    (207,349)
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              55

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                 WFVT -            WFVT -             WFVT -
                                                                  ASSET            EQUITY             EQUITY           WFVT -
                                                               ALLOCATION          INCOME             VALUE            GROWTH
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $   2,922,032     $     477,007     $     339,609     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                (2,074,523)         (450,665)         (300,877)         (510,677)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        847,509            26,342            38,732          (510,677)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                   (1,273,446)        1,740,070          (747,628)       (3,764,808)
       Capital gains distributions received                       4,535,919                --                --                --
       Net change in unrealized gain/(loss) on investments        6,487,238           810,492         2,640,626         6,459,005
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                    9,749,711         2,550,562         1,892,998         2,694,197
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $  10,597,220     $   2,576,904     $   1,931,730     $   2,183,520
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              56

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   SUBACCOUNTS (CONTINUED)
                                                              -------------------------------------------------------------------
                                                                                   WFVT -
                                                                  WFVT -            LARGE            WFVT -            WFVT -
                                                              INTERNATIONAL        COMPANY            MONEY           SMALL-CAP
                                                                  EQUITY           GROWTH            MARKET            GROWTH
                                                              -------------     -------------     -------------     -------------
INVESTMENT INCOME:
      Dividend Income                                         $       5,639     $          --     $     272,746     $          --

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                   (37,509)         (216,982)         (567,060)          (83,672)
                                                              -------------     -------------     -------------     -------------

NET INVESTMENT INCOME/(LOSS)                                        (31,870)         (216,982)         (294,314)          (83,672)
                                                              -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                      (27,986)       (1,297,390)               --        (1,905,464)
       Capital gains distributions received                              --                --                --                --
       Net change in unrealized gain/(loss) on investments          265,552         1,744,184                --         2,654,276
                                                              -------------     -------------     -------------     -------------

NET GAIN/(LOSS) ON INVESTMENTS                                      237,566           446,794                 0           748,812
                                                              -------------     -------------     -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                     $     205,696     $     229,812     $    (294,314)    $     665,140
                                                              =============     =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                                                                              57

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                              SUBACCOUNTS (CONTINUED)
                                                              -----------------------
                                                                       WFVT -
                                                                    TOTAL RETURN
                                                                        BOND
                                                                    -----------
INVESTMENT INCOME:
      Dividend Income                                               $   818,126

EXPENSES:
      Charges to contract owners for assuming mortality
          risk and expense and for administration                      (335,411)
                                                                    -----------

NET INVESTMENT INCOME/(LOSS)                                            482,715
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
       Realized gain/(loss) on shares redeemed                          283,568
       Capital gains distributions received                           1,477,381
       Net change in unrealized gain/(loss) on investments           (1,547,947)
                                                                    -----------
NET GAIN/(LOSS) ON INVESTMENTS                                          213,002
                                                                    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $   695,717
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                                                                              58

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                           SUBACCOUNTS
                                --------------------------------------------------------------------------------------------------

                                           AIM - VI                          AIM - VI                          AIM - VI
                                           DYNAMICS                     FINANCIAL SERVICES                 HEALTH SCIENCES
                                ------------------------------    ------------------------------    ------------------------------
                                  YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED
                                DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                ------------------------------    ------------------------------    ------------------------------
OPERATIONS
  Net investment (loss) income      (1,135,155)       (983,230)         (712,373)       (781,417)       (1,880,537)     (1,663,298)
  Capital gains distributions
    received                                 0               0                 0               0                 0               0
  Realized (loss) gain on
    shares redeemed                  3,795,704      12,358,382         7,409,463      (4,889,845)        3,117,453     (12,013,623)
  Net change in unrealized
    (loss) gain on investments       4,101,854       8,718,456          (930,034)     27,210,276         5,071,601      40,369,399
                                ------------------------------    ------------------------------    ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               6,762,403      20,093,608         5,767,056      21,539,014         6,308,517      26,692,478
                                -------------------------------   -------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments       15,141,811      11,898,437        10,961,064       5,775,301        17,005,849       9,034,538
  Surrenders, withdrawals and
    death benefits                 (16,560,712)    (13,804,146)      (18,129,947)     (9,457,009)      (24,296,397)    (14,170,644)
  Net transfers between other
    subaccounts or fixed rate
    option                         (19,659,884)      4,190,094        (9,862,478)     (5,021,378)       (6,066,437)     (7,661,856)
  Withdrawal and other charges         (74,218)        (80,016)          (83,024)        (91,322)         (123,795)       (134,414)
                                ------------------------------    ------------------------------    ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                   (21,153,003)      2,204,369       (17,114,385)     (8,794,408)      (13,480,780)    (12,932,376)
                                ------------------------------    ------------------------------    ------------------------------

7TOTAL INCREASE/(DECREASE) IN
NET ASSETS                         (14,390,600)     22,297,977       (11,347,329)     12,744,606        (7,172,263)     13,760,102
                                ------------------------------    ------------------------------    ------------------------------

NET ASSETS
  Beginning of Period               85,022,169      62,724,192        98,077,552      85,332,946       129,594,616     115,834,514
                                ------------------------------    ------------------------------    ------------------------------
  End of Period                     70,631,569      85,022,169        86,730,223      98,077,552       122,422,353     129,594,616
                                ==============================    ==============================    ==============================

  Beginning units                    9,813,234      10,277,990         7,446,589       8,207,393        11,072,391      12,424,845
                                ------------------------------    ------------------------------    ------------------------------
  Units issued                       1,394,770       1,350,638           896,124         531,466         1,902,271         898,580
  Units redeemed                    (4,075,163)     (1,815,394)       (2,155,144)     (1,292,270)       (3,060,218)     (2,251,034)
                                ------------------------------    ------------------------------    ------------------------------
  Ending units                       7,132,841       9,813,234         6,187,569       7,446,589         9,914,444      11,072,391
                                ==============================    ==============================    ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              59

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                      SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------------

                                            AIM - VI                    AST - ALGER ALL-CAP            AST - ALLIANCE/BERNSTEIN
                                           TECHNOLOGY                         GROWTH                        GROWTH + VALUE
                                --------------------------------   ------------------------------    ------------------------------
                                   YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------   ------------------------------    ------------------------------
OPERATIONS
  Net investment (loss) income        (1,297,404)     (1,159,252)      (5,079,150)     (5,084,261)         (853,554)       (486,945)
  Capital gains distributions
    received                                   0               0                0               0                 0               0
  Realized (loss) gain on
    shares redeemed                    8,579,759       5,185,144      (23,517,954)   (103,331,621)        2,571,858      (1,339,277)
  Net change in unrealized
    (loss) gain on investments        (3,717,014)     24,367,652       48,026,679     209,306,705         3,900,711      11,697,472
                                --------------------------------   ------------------------------    ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 3,565,341      28,393,544       19,429,575     100,890,823         5,619,015       9,871,250
                                --------------------------------   ------------------------------    ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          4,630,496       4,186,228       28,682,364      21,237,243        25,194,263      14,804,765
  Surrenders, withdrawals and
    death benefits                   (16,196,995)     (8,973,755)     (76,976,573)    (50,634,421)      (18,017,631)     (7,943,047)
  Net transfers between other
    subaccounts or fixed rate
    option                             9,632,776        (185,484)     (38,430,251)      6,722,970         1,468,422      14,949,111
  Withdrawal and other charges          (104,486)        (98,258)        (332,606)       (372,414)          (70,499)        (63,607)
                                --------------------------------   ------------------------------    ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (2,038,209)     (5,071,269)     (87,057,066)    (23,046,622)        8,574,555      21,747,222
                                --------------------------------   ------------------------------    ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             1,527,132      23,322,275      (67,627,491)     77,844,201        14,193,570      31,618,472
                                --------------------------------   ------------------------------    ------------------------------

NET ASSETS
  Beginning of Period                 92,924,281      69,602,006      396,838,714     318,994,513        63,296,213      31,677,741
                                --------------------------------   ------------------------------    ------------------------------
  End of Period                       94,451,413      92,924,281      329,211,223     396,838,714        77,489,783      63,296,213
                                ================================   ==============================    ==============================

  Beginning units                     18,239,131      19,761,036       81,321,836      90,192,770         6,683,505       4,327,328
                                --------------------------------   ------------------------------    ------------------------------
  Units issued                           843,898         947,531        3,343,738       3,335,776         2,380,201       3,305,756
  Units redeemed                      (1,073,064)     (2,469,436)     (22,696,491)    (12,206,710)       (1,705,578)       (949,580)
                                --------------------------------   ------------------------------    ------------------------------
  Ending units                        18,009,965      18,239,131       61,969,083      81,321,836         7,358,128       6,683,505
                                ================================   ==============================    ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              60

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                 --------------------------------------------------------------------------------------------------

                                         AST - ALLIANCE                    AST - ALLIANCE               AST - AMERICAN CENTURY
                                             GROWTH                        GROWTH & INCOME                 INCOME AND GROWTH
                                 -------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                 -------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income        (3,078,279)     (3,234,916)      (16,257,097)     (4,335,585)      (2,065,434)       (412,576)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    5,393,441     (34,571,942)      (10,604,956)   (159,216,961)       5,797,679     (45,134,921)
  Net change in unrealized
    (loss) gain on investments         4,998,829      83,501,045       208,098,069     518,030,895       39,918,122     103,828,032
                                 -------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 7,313,991      45,694,187       181,236,016     354,478,349       43,650,367      58,280,535
                                 -------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         26,199,291      19,435,454       660,448,148     227,373,730       58,756,358      24,141,704
  Surrenders, withdrawals and
    death benefits                   (40,319,903)    (33,690,210)     (529,531,117)   (198,964,435)     (73,037,735)    (32,962,908)
  Net transfers between other
    subaccounts or fixed rate
    option                           (18,623,331)    (35,353,402)        8,505,373     279,006,503      118,162,061      (4,721,936)
  Withdrawal and other charges          (216,382)       (257,204)       (1,422,550)     (1,260,563)        (336,064)       (254,074)
                                 -------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (32,960,325)    (49,865,362)      137,999,854     306,155,235      103,544,620     (13,797,214)
                                 -------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (25,646,334)     (4,171,175)      319,235,870     660,633,584      147,194,987      44,483,321
                                 -------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                230,629,919     234,801,093     1,806,873,422   1,146,239,838      297,693,630     253,210,309
                                 -------------------------------    ------------------------------   ------------------------------
  End of Period                      204,983,585     230,629,919     2,126,109,292   1,806,873,422      444,888,617     297,693,630
                                 ===============================    ==============================   ==============================

  Beginning units                     19,857,909      24,257,897        90,205,111      59,063,804       23,660,792      25,314,302
                                 -------------------------------    ------------------------------   ------------------------------
  Units issued                         2,650,643       2,068,782        47,229,797      42,120,427       14,781,074       2,395,661
  Units redeemed                      (5,259,481)     (6,468,770)      (25,766,358)    (10,979,120)      (6,072,609)     (4,049,171)
                                 -------------------------------    ------------------------------   ------------------------------
  Ending units                        17,249,071      19,857,909       111,668,550      90,205,111       32,369,257      23,660,792
                                 ===============================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              61

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                     AST - AMERICAN CENTURY             AST - AMERICAN CENTURY            AST - COHEN & STEERS
                                     INTERNATIONAL GROWTH I               STRATEGIC BALANCED                  REAL ESTATE
                                --------------------------------    ------------------------------   ------------------------------
                                 JAN 1, 2004 TO    YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                April 30, 2004 ** DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income          (418,321)      1,297,559          (151,998)      1,267,963        2,814,128       3,800,637
  Capital gains distributions
    received                                   0               0                 0               0        4,640,920       3,955,952
  Realized (loss) gain on
    shares redeemed                   60,380,617     (19,227,065)          996,854     (14,048,863)      18,114,067      (1,264,167)
  Net change in unrealized
    (loss) gain on investments       (57,977,676)     90,960,880        14,839,953      43,300,841       73,650,484      58,305,893
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,984,620      73,031,374        15,684,809      30,519,942       99,219,599      64,798,316
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          8,888,464      24,830,782        35,382,184      23,739,945      112,901,313      33,335,633
  Surrenders, withdrawals and
    death benefits                   (19,187,789)    (48,634,013)      (43,467,872)    (25,067,438)     (83,942,850)    (32,752,041)
  Net transfers between other
    subaccounts or fixed rate
    option                          (363,446,998)    (46,168,870)       (7,921,195)     26,236,656        5,506,987      44,957,327
  Withdrawal and other charges          (101,398)       (304,067)         (176,719)       (168,613)        (214,152)       (175,973)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (373,847,721)    (70,276,168)      (16,183,602)     24,740,550       34,251,298      45,364,946
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                          (371,863,101)      2,755,206          (498,793)     55,260,492      133,470,897     110,163,262
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                371,863,101     369,107,895       226,925,680     171,665,189      284,338,615     174,175,353
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                                0     371,863,101       226,426,887     226,925,680      417,809,512     284,338,615
                                ================================    ==============================   ==============================

  Beginning units                     30,284,448      36,674,213        16,878,085      14,602,198       19,867,222      16,394,387
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                           774,306       2,650,695         2,891,999       4,364,573        7,008,291       6,222,197
  Units redeemed                     (31,058,754)     (9,040,460)       (3,805,009)     (2,088,686)      (5,251,018)     (2,749,362)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                                 0      30,284,448        15,965,075      16,878,085       21,624,495      19,867,222
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              62

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                                                          AST - DEAM GLOBAL               AST - DEAM LARGE-CAP
                                        AST - DEAM BOND                       ALLOCATION                         GROWTH
                                --------------------------------    ------------------------------   ------------------------------
                                JAN. 1, 2004 TO    YEAR ENDED         YEAR ENDED     YEAR ENDED      JAN. 1, 2004 TO   YEAR ENDED
                                APR. 30, 2004 **  DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    APR. 30, 2004**  DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income           944,837         336,778          (617,840)       (416,124)        (209,212)       (252,428)
  Capital gains distributions
    received                             749,188         905,855                 0               0          910,188               0
  Realized (loss) gain on
    shares redeemed                   (1,504,127)       (636,772)      (13,868,043)    (36,724,408)       3,042,964         401,035
  Net change in unrealized
    (loss) gain on investments          (281,147)       (139,877)       35,588,187      79,334,640       (3,791,580)      4,390,268
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   (91,249)        465,985        21,102,304      42,194,108          (47,640)      4,538,875
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          2,016,493      10,099,675        11,614,342       9,873,345        5,624,302      10,170,528
  Surrenders, withdrawals and
    death benefits                    (1,200,121)     (4,196,488)      (43,244,577)    (41,732,493)      (2,108,970)     (3,302,078)
  Net transfers between other
    subaccounts or fixed rate
    option                           (20,817,035)     (8,653,220)      (21,523,858)    (29,765,136)     (37,569,941)     13,169,255
  Withdrawal and other charges            (5,354)        (29,213)         (214,817)       (255,067)          (6,585)        (16,837)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (20,006,017)     (2,779,246)      (53,368,910)    (61,879,351)     (34,061,194)     20,020,868
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (20,097,266)     (2,313,261)      (32,266,606)    (19,685,243)     (34,108,834)     24,559,743
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                 20,097,266      22,410,527       260,113,420     279,798,663       34,108,834       9,549,091
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                                0      20,097,266       227,846,814     260,113,420                0      34,108,834
                                ================================    ==============================   ==============================

  Beginning units                      1,856,710       2,101,991        15,841,018      19,851,420        3,243,117       1,240,744
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                           188,396         961,949           876,363         788,312          481,449       2,362,645
  Units redeemed                      (2,045,106)     (1,207,229)       (3,789,316)     (4,798,714)      (3,724,566)       (360,272)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                                 0       1,856,710        12,928,065      15,841,018                0       3,243,117
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              63

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                      AST - DEAM LARGE-CAP               AST - DEAM SMALL-CAP             AST - DEAM SMALL-CAP
                                             VALUE                              GROWTH                           VALUE
                                --------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income          (776,888)       (383,966)       (4,834,728)     (4,617,067)        (925,796)       (290,888)
  Capital gains distributions
    received                                   0               0                 0               0        2,667,072               0
  Realized (loss) gain on
    shares redeemed                    1,336,441      (3,506,323)       36,264,011      (7,097,386)       2,615,816       4,205,974
  Net change in unrealized
    (loss) gain on investments        15,807,049      15,505,157       (10,095,572)    133,246,682        8,936,826       3,543,447
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                16,366,602      11,614,868        21,333,711     121,532,229       13,293,918       7,458,533
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         46,861,643      12,278,615        33,608,218      16,267,009       50,766,269      11,750,999
  Surrenders, withdrawals and
    death benefits                   (26,207,393)     (8,124,771)      (68,917,100)    (46,849,577)     (18,906,974)     (3,628,651)
  Net transfers between other
    subaccounts or fixed rate
    option                            28,283,327      10,724,138       (47,225,659)     15,397,778       14,627,447      22,908,293
  Withdrawal and other charges           (82,444)        (63,179)         (281,286)       (305,976)         (42,014)        (17,598)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      48,855,133      14,814,803       (82,815,827)    (15,490,766)      46,444,727      31,013,043
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            65,221,735      26,429,671       (61,482,116)    106,041,463       59,738,646      38,471,576
                                 -------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                 70,284,651      43,854,980       390,757,155     284,715,693       46,726,995       8,255,419
                                 -------------------------------    ------------------------------   ------------------------------
  End of Period                      135,506,386      70,284,651       329,275,039     390,757,155      106,465,641      46,726,995
                                ================================    ==============================   ==============================

  Beginning units                      7,016,075       5,640,550        43,078,181      46,270,883        4,135,661       1,070,115
                                 -------------------------------    ------------------------------   ------------------------------
  Units issued                         6,872,209       2,332,066         2,996,072       1,809,546        3,849,174       3,430,641
  Units redeemed                      (2,576,007)       (956,541)      (12,868,320)     (5,002,248)        (329,460)       (365,094)
                                 -------------------------------    ------------------------------   ------------------------------
  Ending units                        11,312,277       7,016,075        33,205,933      43,078,181        7,655,375       4,135,661
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              64

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                        AST - FEDERATED                AST - GABELLI ALL-CAP          AST - GOLDMAN SACHS
                                       AGGRESSIVE GROWTH                       VALUE                  CONCENTRATED GROWTH
                                --------------------------------    ---------------------------    ----------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003   DEC. 31, 2004  DEC. 31, 2003
                                --------------------------------    ---------------------------    ----------------------------
OPERATIONS
  Net investment (loss) income        (4,194,027)     (1,536,639)      (2,231,862)     (926,325)     (14,095,726)   (11,586,392)
  Capital gains distributions
    received                           4,031,530               0                0             0                0              0
  Realized (loss) gain on
    shares redeemed                   20,549,633      29,480,696       13,627,499    (2,449,699)    (118,925,797)  (560,515,446)
  Net change in unrealized
    (loss) gain on investments        34,789,349      22,586,485       10,852,671    39,149,243      147,480,899    798,012,467
                                --------------------------------    ---------------------------    ----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                55,176,485      50,530,542       22,248,308    35,773,220       14,459,376    225,910,630
                                --------------------------------    ---------------------------    ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        186,595,275      61,692,690       44,703,169    21,460,395       38,410,249     25,974,340
  Surrenders, withdrawals and
    death benefits                  (113,578,908)    (19,637,302)     (49,097,457)  (20,636,522)    (182,965,514)  (140,202,403)
  Net transfers between other
    subaccounts or fixed rate
    option                            31,631,831      55,399,431       (4,228,755)   30,578,292      (45,700,706)  (110,585,414)
  Withdrawal and other charges          (168,598)        (94,839)        (148,039)     (126,838)      (1,009,876)    (1,195,983)
                                --------------------------------    ---------------------------    ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     104,479,600      97,359,980       (8,771,081)   31,275,327     (191,265,847)  (226,009,460)
                                --------------------------------    ---------------------------    ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           159,656,085     147,890,521       13,477,227    67,048,547     (176,806,471)       (98,831)
                                --------------------------------    ---------------------------    ----------------------------

NET ASSETS
  Beginning of Period                186,698,252      38,807,731      178,003,502   110,954,956    1,118,525,070  1,118,623,901
                                --------------------------------    ---------------------------    ----------------------------
  End of Period                      346,354,336     186,698,252      191,480,729   178,003,502      941,718,599  1,118,525,070
                                ================================    ===========================    ============================

  Beginning units                     17,696,713       7,054,451       17,029,290    14,512,425       49,868,112     60,039,938
                                --------------------------------    ---------------------------    ----------------------------
  Units issued                        11,208,551      13,010,161        3,690,286     4,911,255        3,024,214      2,193,774
  Units redeemed                      (4,239,043)     (2,367,899)      (4,840,471)   (2,394,390)      (9,993,295)   (12,365,600)
                                --------------------------------    ---------------------------    ----------------------------
  Ending units                        24,666,221      17,696,713       15,879,105    17,029,290       42,899,031     49,868,112
                                ================================    ===========================    ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              65

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                    AST - GOLDMAN SACHS HIGH             AST - GOLDMAN SACHS              AST - GOLDMAN SACHS
                                           YIELD BOND                       MID-CAP GROWTH                  SMALL-CAP VALUE
                                --------------------------------    ------------------------------   ------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                --------------------------------    ------------------------------   ------------------------------
OPERATIONS
  Net investment (loss) income        46,778,903      36,959,416        (3,398,654)     (1,392,514)      (3,659,214)     (1,710,738)
  Capital gains distributions
    received                                   0               0                 0               0        4,037,045               0
  Realized (loss) gain on
    shares redeemed                   85,282,579      25,717,478         4,237,474      (5,564,337)      17,891,314      (8,273,753)
  Net change in unrealized
    (loss) gain on investments       (65,326,818)     72,514,746        31,524,978      31,619,140       32,807,725     106,385,860
                                --------------------------------    ------------------------------   ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                66,734,664     135,191,640        32,363,798      24,662,290       51,076,870      96,401,368
                                --------------------------------    ------------------------------   ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        228,574,757     122,159,273       127,698,796      50,256,377       19,265,968      10,479,588
  Surrenders, withdrawals and
    death benefits                  (198,240,960)   (111,554,809)      (68,572,415)    (16,293,152)     (56,641,294)    (39,427,514)
  Net transfers between other
    subaccounts or fixed rate
    option                          (158,703,446)    143,929,074        24,449,802      39,916,910      (33,486,475)    (41,392,376)
  Withdrawal and other charges          (423,443)       (515,385)         (156,605)       (110,568)        (260,010)       (274,309)
                                --------------------------------    ------------------------------   ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (128,793,092)    154,018,153        83,419,577      73,769,567      (71,121,811)    (70,614,611)
                                --------------------------------    ------------------------------   ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (62,058,428)    289,209,792       115,783,375      98,431,857      (20,044,941)     25,786,757
                                --------------------------------    ------------------------------   ------------------------------

NET ASSETS
  Beginning of Period                860,658,494     571,448,702       158,036,066      59,604,210      334,075,526     308,288,769
                                --------------------------------    ------------------------------   ------------------------------
  End of Period                      798,600,066     860,658,494       273,819,442     158,036,066      314,030,585     334,075,526
                                ================================    ==============================   ==============================

  Beginning units                     61,278,267      47,108,149        30,464,599      18,856,270       18,000,465      22,931,650
                                --------------------------------    ------------------------------   ------------------------------
  Units issued                        62,996,668      22,821,406        12,387,477      14,997,356        1,197,086         761,539
  Units redeemed                     (70,848,080)     (8,651,288)       (4,107,697)     (3,389,027)      (4,761,067)     (5,692,724)
                                --------------------------------    ------------------------------   ------------------------------
  Ending units                        53,426,855      61,278,267        38,744,379      30,464,599       14,436,484      18,000,465
                                ================================    ==============================   ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              66

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                   AST - HOTCHKIS & WILEY               AST - JP MORGAN                 AST - LORD ABBETT
                                       LARGE CAP VALUE               INTERNATIONAL EQUITY                BOND DEBENTURE
                                ------------------------------  --------------------------------   ----------------------------
                                  YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                 DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004 DEC. 31, 2003
                                ------------------------------  --------------------------------   ----------------------------
OPERATIONS
  Net investment (loss) income          757,091     6,375,424        (1,042,385)     (2,371,803)       6,248,615     3,791,148
  Capital gains distributions
    received                                  0             0                 0               0        1,273,585             0
  Realized (loss) gain on
    shares redeemed                  (8,925,746)  (86,237,455)       20,947,396       5,882,560       16,936,356     9,944,731
  Net change in unrealized
    (loss) gain on investments       83,373,551   179,410,649        26,289,431      88,603,310         (626,634)   17,527,336
                                ------------------------------  --------------------------------   ----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               75,204,896    99,548,619        46,194,442      92,114,067       23,831,922    31,263,215
                                ------------------------------  --------------------------------   ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        57,772,516    23,519,694        77,439,609      73,911,115      229,156,768    73,533,018
  Surrenders, withdrawals and
    death benefits                 (124,914,110)  (86,785,275)      (65,214,842)    (54,162,173)    (179,955,900)  (34,038,177)
  Net transfers between other
    subaccounts or fixed rate
    option                          (10,946,063)  (57,660,623)      (17,055,083)    (89,930,649)      11,953,634   110,900,935
  Withdrawal and other charges         (435,154)     (498,226)         (263,798)       (325,916)        (241,585)     (172,886)
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                    (78,522,811) (121,424,430)       (5,094,113)    (70,507,623)      60,912,917   150,222,890
                                ------------------------------  --------------------------------   ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (3,317,915)  (21,875,812)       41,100,329      21,606,444       84,744,839   181,486,105
                                ------------------------------  --------------------------------   ----------------------------

NET ASSETS
  Beginning of Period               624,660,252   646,536,064       332,695,658     311,089,214      345,376,922   163,890,817
                                ------------------------------  --------------------------------   ----------------------------
  End of Period                     621,342,337   624,660,252       373,795,987     332,695,658      430,121,761   345,376,922
                                ==============================  ================================   ============================

  Beginning units                    34,631,684    41,317,234        15,962,091      18,007,797       29,164,454    16,189,211
                                ------------------------------  --------------------------------   ----------------------------
  Units issued                        4,471,292     2,026,825         3,058,384       7,191,310       14,899,329    16,126,430
  Units redeemed                     (7,239,485)   (8,712,375)       (1,966,737)     (9,237,016)      (9,682,890)   (3,151,188)
                                ------------------------------  --------------------------------   ----------------------------
  Ending units                       31,863,491    34,631,684        17,053,738      15,962,091       34,380,893    29,164,454
                                ==============================  ================================   ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              67

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           AST - LSV                        AST - MARSICO                   AST - MFS GLOBAL
                                      INTERNATIONAL VALUE                   CAPITAL GROWTH                       EQUITY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (152,978)       (968,937)      (29,007,058)    (18,519,512)      (1,641,203)       (971,804)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    9,479,862      (4,756,594)       28,205,887     (78,355,898)       5,102,731      (1,591,357)
  Net change in unrealized
    (loss) gain on investments        17,319,769      38,801,581       275,549,688     429,611,591       17,350,035      20,691,672
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                26,646,653      33,076,050       274,748,517     332,736,181       20,811,563      18,128,511
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         32,616,590       8,159,684       710,670,155     314,866,096       47,143,836      13,413,725
  Surrenders, withdrawals and
    death benefits                   (25,801,659)    (13,169,911)     (497,831,943)   (196,875,946)     (29,418,552)    (11,171,277)
  Net transfers between other
    subaccounts or fixed rate
    option                               633,810      14,149,656       101,517,019     174,682,864       24,532,181      22,129,527
  Withdrawal and other charges          (116,792)       (113,087)       (1,425,595)     (1,272,345)         (95,633)        (79,131)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       7,331,949       9,026,342       312,929,636     291,400,669       42,161,832      24,292,844
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            33,978,602      42,102,392       587,678,153     624,136,850       62,973,395      42,421,355
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                139,254,627      97,152,235     1,688,227,674   1,064,090,824      101,775,060      59,353,705
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      173,233,229     139,254,627     2,275,905,827   1,688,227,674      164,748,455     101,775,060
                                =================================   ===============================  ===============================

  Beginning units                     12,065,446      11,076,317       124,377,969      96,160,163       10,003,157       7,511,785
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         2,597,908       2,420,706        55,021,912      30,300,249        4,027,906       3,786,247
  Units redeemed                      (2,003,547)     (1,431,577)      (26,226,009)     (2,082,443)        (483,159)     (1,294,875)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        12,659,807      12,065,446       153,173,872     124,377,969       13,547,904      10,003,157
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              68

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                                                      AST - MFS GROWTH
                                     AST - MFS GROWTH                   WITH INCOME                    AST - MONEY MARKET
                                ----------------------------   -------------------------------   --------------------------------
                                 YEAR ENDED     YEAR ENDED     JAN. 1, 2004 TO     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                DEC. 31, 2004  DEC. 31, 2003   APR. 30, 2004**  DEC. 31, 2003    DEC. 31, 2004    DEC. 31, 2003
                                ----------------------------   -------------------------------   --------------------------------
OPERATIONS
  Net investment (loss) income     (8,131,670)   (7,761,045)          (114,267)      (940,983)     (13,050,188)      (19,569,210)
  Capital gains distributions
    received                                0             0                  0              0                0                 0
  Realized (loss) gain on
    shares redeemed               (41,550,879)  (90,845,238)         8,354,673     (5,736,015)               0             2,959
  Net change in unrealized
    (loss) gain on investments     97,183,722   201,088,629        (10,426,271)    22,843,906                0                 0
                                ----------------------------   -------------------------------   --------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS             47,501,173   102,482,347         (2,185,865)    16,166,908      (13,050,188)      (19,566,251)
                                ----------------------------   -------------------------------   --------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments      72,861,698    56,356,937          6,203,733     15,506,739    3,537,635,228     1,422,017,273
  Surrenders, withdrawals and
    death benefits               (140,796,779)  (80,253,474)        (4,453,094)   (13,132,248)   (4,054,018,230)  (1,218,269,420)
  Net transfers between other
    subaccounts or fixed rate
    option                        (36,995,152)  (11,635,986)      (107,765,277)     3,248,758      135,826,835    (1,158,338,887)
  Withdrawal and other charges       (476,715)     (541,750)           (39,607)      (108,405)      (1,358,346)       (1,872,772)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                 (105,406,948)  (36,074,273)      (106,054,245)     5,514,844     (381,914,513)     (956,463,806)
                                ----------------------------   -------------------------------   --------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                        (57,905,775)   66,408,074       (108,240,110)    21,681,752     (394,964,701)     (976,030,057)
                                ----------------------------   -------------------------------   --------------------------------

NET ASSETS
  Beginning of Period             587,305,149   520,897,076        108,240,110     86,558,358    1,735,626,811     2,711,656,868
                                ----------------------------   -------------------------------   --------------------------------
  End of Period                   529,399,374   587,305,149                  0    108,240,110    1,340,662,110     1,735,626,811
                                ============================   ===============================   ================================

  Beginning units                  82,050,979    90,640,344         12,899,283     12,733,020      142,666,269       214,020,495
                                ----------------------------   -------------------------------   --------------------------------
  Units issued                      4,605,980     6,703,166            600,813      1,804,186      348,315,228       136,328,764
  Units redeemed                  (20,253,034)  (15,292,531)       (13,500,096)    (1,637,923)    (377,311,028)     (207,682,990)
                                ----------------------------   -------------------------------   --------------------------------
  Ending units                     66,403,925    82,050,979                  0     12,899,283      113,670,469       142,666,269
                                ============================   ===============================   ================================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              69

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                    AST - NEUBERGER & BERMAN           AST - NEUBERGER & BERMAN           AST - PIMCO LIMITED
                                         MID-CAP GROWTH                     MID-CAP VALUE                    MATURITY BOND
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        (5,122,456)     (4,344,223)      (15,426,057)     (9,677,169)      16,234,838       7,785,616
  Capital gains distributions
    received                                   0               0        26,502,928               0       11,206,565      14,145,264
  Realized (loss) gain on
    shares redeemed                   16,055,033         (80,012)       28,781,173     (25,192,716)      (3,430,599)      8,539,294
  Net change in unrealized
    (loss) gain on investments        36,848,933      80,113,168       180,134,836     276,807,681      (19,633,905)    (10,191,423)
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                47,781,510      75,688,934       219,992,880     241,937,796        4,376,899      20,278,751
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         82,297,023      33,011,811       283,673,218     106,117,024      607,408,640     189,486,747
  Surrenders, withdrawals and
    death benefits                   (80,468,932)    (43,353,011)     (261,903,805)   (118,522,984)    (264,365,574)   (224,605,656)
  Net transfers between other
    subaccounts or fixed rate
    option                            (8,760,667)      5,085,263        40,908,757      32,626,461     (118,378,952)    (37,415,826)
  Withdrawal and other charges          (306,381)       (320,048)         (787,701)       (700,078)        (574,050)       (819,947)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (7,238,957)     (5,575,985)       61,890,469      19,520,423      224,090,064     (73,354,682)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            40,542,553      70,112,949       281,883,348     261,458,219      228,466,963     (53,075,931)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                350,659,691     280,546,742     1,011,755,055     750,296,836      998,795,158   1,051,871,089
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      391,202,244     350,659,691     1,293,638,403   1,011,755,055    1,227,262,121     998,795,158
                                =================================   ===============================  ===============================

  Beginning units                     23,386,566      22,949,001        49,659,568      45,014,353       74,965,699      76,971,617
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         6,897,581       3,271,580        17,512,730       8,847,039        7,740,349      17,039,969
  Units redeemed                      (6,229,491)     (2,834,015)      (10,106,178)     (4,201,824)      16,033,309     (19,045,887)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        24,054,656      23,386,566        57,066,120      49,659,568       98,739,357      74,965,699
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              70

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                       AST - PIMCO TOTAL               AST - SANFORD BERNSTEIN          AST - SANFORD BERNSTEIN
                                          RETURN BOND                         CORE VALUE                   MANAGED INDEX 500
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        51,738,057      48,562,055          (573,727)     (1,575,094)      (3,337,604)     (1,012,160)
  Capital gains distributions
    received                          14,964,650      82,597,288         5,198,541               0                0               0
  Realized (loss) gain on
    shares redeemed                   (2,143,339)     28,598,138        11,082,776      11,946,310       37,430,498     (28,177,375)
  Net change in unrealized
    (loss) gain on investments         4,666,061     (79,903,273)       11,159,486      36,207,271        4,269,598     129,095,812
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                69,225,429      79,854,207        26,867,076      46,578,487       38,362,492      99,906,276
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        592,992,803     398,788,020        90,765,571     119,386,549      101,515,834      52,382,601
  Surrenders, withdrawals and
    death benefits                  (524,086,136)   (388,376,206)      (57,383,348)    (43,575,919)    (117,368,013)    (61,029,034)
  Net transfers between other
    subaccounts or fixed rate
    option                           (17,530,249)   (228,191,622)       34,885,969    (129,605,916)       1,996,791       4,971,758
  Withdrawal and other charges        (1,431,527)     (1,737,112)         (180,806)       (179,364)        (417,015)       (423,290)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      49,944,891    (219,516,920)       68,087,386     (53,974,650)     (14,272,403)     (4,097,965)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           119,170,320    (139,662,713)       94,954,462      (7,396,163)      24,090,089      95,808,311
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period              2,076,469,346   2,216,132,059       190,735,631     198,131,794      520,581,722     424,773,411
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                    2,195,639,666   2,076,469,346       285,690,093     190,735,631      544,671,811     520,581,722
                                =================================   ===============================  ===============================

  Beginning units                    138,372,942     141,069,615        17,015,358      22,845,449       44,902,347      45,680,242
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        48,900,175      34,994,515         7,533,988      11,998,520        8,924,760       5,277,450
  Units redeemed                     (34,220,130)    (37,691,187)       (2,051,152)    (17,828,611)     (10,282,920)     (6,055,345)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                       153,052,987     138,372,942        22,498,194      17,015,358       43,544,187      44,902,347
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              71

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                        AST - SMALL-CAP              AST - STATE STREET RESEARCH          AST - T. ROWE PRICE
                                             VALUE                         SMALL-CAP GROWTH                 ASSET ALLOCATION
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income       (12,627,562)     (7,057,017)       (3,652,782)     (3,900,790)         124,380       2,886,448
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                   47,710,494     (19,047,924)       26,265,717      42,870,460       (5,008,365)    (14,905,535)
  Net change in unrealized
    (loss) gain on investments        81,594,098     192,108,153       (47,049,389)     55,682,415       40,722,199      71,132,857
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               116,677,030     166,003,212       (24,436,454)     94,652,085       35,838,214      59,113,770
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        276,698,253     129,281,812        24,851,375      26,036,665       75,484,291      29,988,804
  Surrenders, withdrawals and
    death benefits                  (236,281,314)    (82,970,357)      (55,425,898)    (41,865,233)     (74,145,108)    (43,678,624)
  Net transfers between other
    subaccounts or fixed rate
    option                           (10,281,083)     57,979,317       (51,337,908)      2,731,464       32,764,639      43,501,458
  Withdrawal and other charges          (585,770)       (508,891)         (228,545)       (270,629)        (264,380)       (237,268)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      29,550,086     103,781,881       (82,140,976)    (13,367,733)      33,839,442      29,574,370
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           146,227,116     269,785,093      (106,577,430)     81,284,351       69,677,656      88,688,140
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                763,347,794     493,562,701       328,021,254     246,736,903      353,143,102     264,454,961
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      909,574,910     763,347,794       221,443,824     328,021,254      422,820,758     353,143,102
                                =================================   ===============================  ===============================

  Beginning units                     49,565,293      40,876,983        19,781,570      20,229,481       19,492,726      16,819,288
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        17,275,561      11,157,879         2,102,032       2,429,464        5,521,460       5,374,379
  Units redeemed                     (13,702,319)     (2,469,569)       (7,227,107)     (2,877,375)      (2,424,116)     (2,700,941)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        53,138,535      49,565,293        14,656,495      19,781,570       22,590,070      19,492,726
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              72

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      AST - T. ROWE PRICE                AST - T. ROWE PRICE              AST - WILLIAM BLAIR
                                          GLOBAL BOND                     NATURAL RESOURCES               INTERNATIONAL GROWTH
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        10,515,623       4,149,773          (824,073)         21,691       (8,071,777)     (5,163,089)
  Capital gains distributions
    received                           4,010,423         390,671                 0       2,221,292                0               0
  Realized (loss) gain on
    shares redeemed                    1,071,731      15,787,349        15,292,574      (6,958,809)     (12,270,297)    (95,119,355)
  Net change in unrealized
    (loss) gain on investments         1,427,330       1,532,938        32,908,165      36,865,494      187,408,885     224,223,221
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                17,025,106      21,860,731        47,376,666      32,149,668      167,066,811     123,940,777
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        174,864,574      48,862,832        57,054,729       9,748,136      413,525,113      77,267,161
  Surrenders, withdrawals and
    death benefits                   (59,784,947)    (35,476,570)      (61,082,335)    (16,581,674)    (312,522,524)    (50,142,970)
  Net transfers between other
    subaccounts or fixed rate
    option                               677,654     (15,254,614)       23,548,079      22,436,867      430,716,237     168,690,058
  Withdrawal and other charges          (149,565)       (173,415)         (132,778)       (106,768)        (689,647)       (315,096)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     115,607,716      (2,041,767)       19,387,695      15,496,561      531,029,179     195,499,153
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           132,632,822      19,818,964        66,764,361      47,646,229      698,095,990     319,439,930
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                227,916,652     208,097,688       168,885,192     121,238,963      628,233,135     308,793,205
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      360,549,474     227,916,652       235,649,553     168,885,192    1,326,329,125     628,233,135
                                =================================   ===============================  ===============================

  Beginning units                     17,474,719      17,341,771         8,214,933       6,946,347       46,081,888      31,110,564
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         8,263,982       4,212,803         3,271,141       2,225,990       57,733,871      19,550,307
  Units redeemed                       1,063,279      (4,079,856)       (2,157,941)       (957,404)     (18,445,034)     (4,578,983)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        26,801,980      17,474,719         9,328,133       8,214,933       85,370,725      46,081,888
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              73

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------

                                                                        EVERGREEN - VA                 EVERGREEN - VA
                                         DAVIS - VALUE                     BLUE CHIP                   CAPITAL GROWTH
                                ---------------------------------   ------------------------   -------------------------------
                                   YEAR ENDED      YEAR ENDED             YEAR ENDED             YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003          DEC. 31, 2003          DEC. 31, 2004  DEC. 31, 2003
                                ---------------------------------   ------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income           (38,614)        (28,018)           (35,090)                         0         71,240
  Capital gains distributions
    received                                   0               0                0                            0              0
  Realized (loss) gain on
    shares redeemed                       62,165        (204,889)           (715,034)                        0     (1,407,166)
  Net change in unrealized
    (loss) gain on investments           717,363       1,552,851            1,143,118                        0      1,914,099
                                ---------------------------------   ------------------------   -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   740,914       1,319,944             392,994                         0        578,173
                                ---------------------------------   ------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            669,056         348,660             55,805                     24,249        385,763
  Surrenders, withdrawals and
    death benefits                      (496,430)       (486,269)           (331,261)                  (24,169)      (660,555)
  Net transfers between other
    subaccounts or fixed rate
    option                               231,953         881,532           (2,743,951)                      10     (6,018,929)
  Withdrawal and other charges           (11,309)         (8,508)            (6,705)                       (90)       (12,682)
                                ---------------------------------   ------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                         393,270         735,415           (3,026,111)                      (0)    (6,306,403)
                                ---------------------------------   ------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             1,134,184       2,055,359           (2,633,117)                      (0)    (5,728,230)
                                ---------------------------------   ------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  6,826,770       4,771,411            2,633,117                        0      5,728,230
                                ---------------------------------   ------------------------   -------------------------------
  End of Period                        7,960,954       6,826,770               (0)                          (0)             0
                                =================================   ========================   ===============================

  Beginning units                        737,092         660,802             463,307                         0        707,212
                                ---------------------------------   ------------------------   -------------------------------
  Units issued                            72,577         144,210              8,895                          0         44,141
  Units redeemed                         (36,810)        (67,920)           (472,202)                        0       (751,353)
                                ---------------------------------   ------------------------   -------------------------------
  Ending units                           772,859         737,092                0                            0              0
                                =================================   ========================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              74

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                   EVERGREEN - VA
                                          EQUITY INDEX                        FOUNDATION                          FUND
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED    *DEC. 5 THRU
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income                 0           1,922           (40,081)         61,988          (33,811)         (2,708)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                            0        (487,594)         (196,237)       (258,936)          21,117             871
  Net change in unrealized
    (loss) gain on investments                 0       1,231,501           581,941       1,182,707          194,173         123,120
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0         745,829           345,623         985,759          181,479         121,283
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments             26,668         179,247           167,317         142,330           51,983           5,325
  Surrenders, withdrawals and
    death benefits                       (26,581)       (298,283)         (652,876)       (483,253)        (202,512)        (18,674)
  Net transfers between other
    subaccounts or fixed rate
    option                                    34      (4,009,550)         (193,434)       (143,731)        (152,392)      2,866,208
  Withdrawal and other charges              (121)         (8,903)          (14,206)        (13,750)          (6,278)           (371)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                               0      (4,137,489)         (693,199)       (498,404)        (309,199)      2,852,488
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                     0      (3,391,660)         (347,576)        487,355         (127,720)      2,973,771
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                          0       3,391,660         7,842,305       7,354,951        2,973,771               0
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                                0               0         7,494,729       7,842,305        2,846,051       2,973,771
                                =================================   ===============================  ===============================

  Beginning units                              0         539,595           886,775         949,349          285,261               0
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                                 0          25,340            20,785          17,189            8,011         287,126
  Units redeemed                               0        (564,935)          (99,038)        (79,763)         (37,795)         (1,865)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                                 0               0           808,522         886,775          255,477         285,261
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              75

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                  EVERGREEN - VA
                                         GLOBAL LEADERS                    GROWTH & INCOME               INTERNATIONAL EQUITY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED    *DEC. 5 THRU      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income                 0         (92,217)          (13,695)         22,681           18,096         132,289
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                            0         628,009            29,637             781          388,587           1,472
  Net change in unrealized
    (loss) gain on investments                 0       1,544,892           420,037         248,698        3,467,903         742,111
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0       2,080,684           435,979         272,161        3,874,586         875,873
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments              1,987       2,388,807           206,600          30,337       11,770,450         201,398
  Surrenders, withdrawals and
    death benefits                        (2,778)     (1,786,276)         (484,405)        (18,749)      (4,124,180)        (94,751)
  Net transfers between other
    subaccounts or fixed rate
    option                                   786     (15,386,242)           89,048       5,743,936        1,041,725      17,361,881
  Withdrawal and other charges                 5         (16,437)          (13,033)           (949)         (19,211)         (1,008)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                              (0)    (14,800,148)         (201,790)      5,754,575        8,668,784      17,467,520
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                    (0)    (12,719,464)          234,189       6,026,736       12,543,370      18,343,393
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                          0      12,719,464         6,026,736               0       18,720,657         377,265
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                               (0)              0         6,260,925       6,026,736       31,264,027      18,720,657
                                =================================   ===============================  ===============================

  Beginning units                              0       1,785,421           574,860               0        1,729,998          45,975
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                                 0         275,865            20,805         576,786          957,875       1,693,080
  Units redeemed                               0      (2,061,286)          (41,029)         (1,926)        (270,396)         (9,056)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                                 0               0           554,636         574,860        2,417,477       1,729,998
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              76

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     EVERGREEN - VA                   EVERGREEN - VA
                                             OMEGA                          SPECIAL EQUITY                   SPECIAL VALUES
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (573,107)       (256,567)         (810,191)       (496,355)         (20,000)        (50,407)
  Capital gains distributions
    received                                   0               0                 0               0           42,991               0
  Realized (loss) gain on
    shares redeemed                    2,502,852      (1,981,527)        2,612,713       4,697,911          129,938        (149,125)
  Net change in unrealized
    (loss) gain on investments          (816,206)      7,895,786            51,885       8,699,489          749,442       1,195,201
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,113,539       5,657,692         1,854,407      12,901,045          902,371         995,669
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         15,118,659       4,439,059        20,854,445       9,220,515          594,109         356,548
  Surrenders, withdrawals and
    death benefits                    (9,047,788)     (2,516,494)      (18,549,366)     (5,897,466)        (614,566)       (416,868)
  Net transfers between other
    subaccounts or fixed rate
    option                             4,061,229       7,867,248        (4,792,095)     21,441,123          158,686          54,623
  Withdrawal and other charges           (41,650)        (29,429)          (44,089)        (38,045)         (13,742)        (10,272)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      10,090,449       9,760,384        (2,531,105)     24,726,127          124,487         (15,969)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            11,203,988      15,418,076          (676,698)     37,627,172        1,026,858         979,699
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 28,768,390      13,350,314        55,977,860      18,350,688        4,886,867       3,907,168
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       39,972,378      28,768,390        55,301,162      55,977,860        5,913,725       4,886,867
                                =================================   ===============================  ===============================

  Beginning units                      3,868,364       2,670,586         5,050,359       2,553,384          312,372         318,168
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         1,879,812       1,600,654         1,675,136       3,088,588           39,894          26,470
  Units redeemed                      (1,124,333)       (402,876)       (2,089,597)       (591,613)         (30,502)        (32,266)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,623,843       3,868,364         4,635,898       5,050,359          321,764         312,372
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              77

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         EVERGREEN - VA                     FIRST TRUST -                    FIRST TRUST -
                                        STRATEGIC INCOME                  10 UNCOMMON VALUES                     ENERGY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           210,649         (91,868)         (125,925)        (99,438)          (34,362)       (24,407)
  Capital gains distributions
    received                              59,638         603,845                 0               0                 0              0
  Realized (loss) gain on
    shares redeemed                      157,488         168,911          (926,444)     (1,923,168)          286,937         34,268
  Net change in unrealized
    (loss) gain on investments             2,724         210,531         1,819,167       4,263,473           669,470        654,339
                                ---------------------------------   -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   430,499         891,418           766,798       2,240,867           922,045        664,200
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            363,074         844,135         1,095,806         356,013           295,080        259,611
  Surrenders, withdrawals and
    death benefits                      (622,377)       (966,014)       (1,342,292)       (669,922)         (715,749)      (385,025)
  Net transfers between other
    subaccounts or fixed rate
    option                              (334,833)        374,496          (189,717)        807,657           410,974        (82,681)
  Withdrawal and other charges           (11,737)        (11,180)           (8,484)         (7,865)           (4,794)        (4,104)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (605,873)        241,437          (444,687)        485,883           (14,490)      (212,199)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (175,374)      1,132,855           322,111       2,726,750           907,556        452,001
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  7,001,850       5,868,995         9,486,380       6,759,630         2,838,672      2,386,671
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                        6,826,476       7,001,850         9,808,491       9,486,380         3,746,228      2,838,672
                                =================================   ===============================  ===============================

  Beginning units                        520,820         500,680         2,247,231       2,222,766           208,614        228,757
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            27,182          67,432           202,658          77,361            20,355         23,324
  Units redeemed                         (71,934)        (47,292)         (365,151)        (52,897)          (18,343)       (43,467)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                           476,068         520,820         2,084,738       2,247,231           210,626        208,614
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              78

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                         FIRST TRUST -                        FIRST TRUST -                     FIRST TRUST -
                                       FINANCIAL SERVICES                    GLOBAL TARGET 15                 NASDAQ TARGET 15
                                -------------------------------   ---------------------------------  ------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003    DEC. 31, 2004     DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                -------------------------------   ---------------------------------  ------------------------------
OPERATIONS
  Net investment (loss) income           (47,364)      (40,422)           (123,311)        (25,761)        (58,344)        (46,706)
  Capital gains distributions
    received                                   0             0                   0               0               0               0
  Realized (loss) gain on
    shares redeemed                      199,760         5,135             773,523         (26,448)        (86,005)       (199,430)
  Net change in unrealized
    (loss) gain on investments           443,902     1,132,057           2,165,570         803,438         101,412       1,599,300
                                -------------------------------   ---------------------------------  ------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   596,298     1,096,770           2,815,782         751,230         (42,937)      1,353,164
                                -------------------------------   ---------------------------------  ------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            373,137       414,078          11,690,261         260,384       1,892,339         212,199
  Surrenders, withdrawals and
    death benefits                    (1,085,687)     (605,953)         (2,614,971)       (329,368)     (1,218,409)       (513,073)
  Net transfers between other
    subaccounts or fixed rate
    option                                 3,469       165,196           7,692,136          29,451       1,329,558         (82,991)
  Withdrawal and other charges            (7,030)       (6,491)             (8,588)         (4,071)         (6,706)         (6,252)
                                -------------------------------   ---------------------------------  ------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (716,111)      (33,170)         16,758,838         (43,604)      1,996,782        (390,117)
                                -------------------------------   ---------------------------------  ------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (119,813)    1,063,600          19,574,621         707,626       1,953,845         963,047
                                -------------------------------   ---------------------------------  ------------------------------

NET ASSETS
  Beginning of Period                  4,761,175     3,697,575           3,049,311       2,341,685       5,070,373       4,107,326
                                -------------------------------   ---------------------------------  ------------------------------
  End of Period                        4,641,362     4,761,175          22,623,931       3,049,311       7,024,218       5,070,373
                                ===============================   =================================  ==============================

  Beginning units                        373,550       382,046             286,091         293,636         569,649         621,380
                                -------------------------------   ---------------------------------  ------------------------------
  Units issued                            30,330        38,687           1,845,737          30,574         190,470          28,610
  Units redeemed                         (85,122)      (47,184)           (273,681)        (38,119)        (12,516)        (80,341)
                                -------------------------------   ---------------------------------  ------------------------------
  Ending units                           318,758       373,550           1,858,147         286,091         747,603         569,649
                                ===============================   =================================  ==============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              79

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           FIRST TRUST -                        FIRST TRUST -                     FIRST TRUST -
                                           PHARMACEUTICAL                       S&P TARGET 24                  TARGET MANAGED VIP
                                ------------------------------------  -------------------------------  -----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  DEC. 31, 2004     DEC. 31, 2003     DEC. 31, 2004    DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                ------------------------------------  -------------------------------  -----------------------------
OPERATIONS
  Net investment (loss) income             (38,813)         (37,120)        (106,288)        (49,145)       (660,736)      (164,993)
  Capital gains distributions
    received                                     0                0                0               0               0              0
  Realized (loss) gain on
    shares redeemed                       (138,528)        (272,918)         442,858        (204,426)        784,539       (668,863)
  Net change in unrealized
    (loss) gain on investments             101,744          906,856          892,130       1,260,705      11,052,531      5,606,871
                                ------------------------------------  -------------------------------  -----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     (75,597)         596,819        1,228,700       1,007,134      11,176,334      4,773,015
                                ------------------------------------  -------------------------------  -----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments              327,405          435,541        8,143,529         499,726      71,222,772      5,058,051
  Surrenders, withdrawals and
    death benefits                        (811,564)        (523,474)      (3,116,585)       (734,409)    (17,959,383)    (3,256,457)
  Net transfers between other
    subaccounts or fixed rate
    option                                 (16,716)         160,290        2,353,094          21,786      23,606,910      1,886,565
  Withdrawal and other charges              (6,577)          (6,647)          (9,674)         (8,546)        (36,059)       (28,463)
                                ------------------------------------  -------------------------------  -----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                          (507,452)          65,710        7,370,364        (221,443)     76,834,240      3,659,696
                                ------------------------------------  -------------------------------  -----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                (583,049)         662,528        8,599,064         785,691      88,010,574      8,432,711
                                ------------------------------------  -------------------------------  -----------------------------

NET ASSETS
  Beginning of Period                    4,119,206        3,456,678        5,553,070       4,767,379      20,497,349     12,064,638
                                ------------------------------------  -------------------------------  -----------------------------
  End of Period                          3,536,157        4,119,206       14,152,134       5,553,070     108,507,923     20,497,349
                                ====================================  ===============================  =============================

  Beginning units                          411,777          412,689          757,111         802,267       2,174,647      1,908,301
                                ------------------------------------  -------------------------------  -----------------------------
  Units issued                              37,113           46,008          844,802          76,592       9,313,003        617,253
  Units redeemed                           (90,079)         (46,920)        (168,417)       (121,749)     (1,916,407)      (350,907)
                                ------------------------------------  -------------------------------  -----------------------------
  Ending units                             358,811          411,777        1,433,496         757,111       9,571,243      2,174,647
                                ====================================  ===============================  =============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              80

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                           FIRST TRUST -                    FIRST TRUST -                     FIRST TRUST -
                                             TECHNOLOGY                    THE DOW DART 10                VALUE LINE TARGET 25
                                ---------------------------------  -------------------------------  -------------------------------
                                   YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED
                                 DEC. 31, 2004      DEC. 31, 2003  DEC. 31, 2004     DEC. 31, 2003  DEC. 31, 2004     DEC. 31, 2003
                                ---------------------------------  -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income         (18,114)          (17,727)       (90,413)          (40,385)      (103,031)          (38,213)
  Capital gains distributions
    received                                 0                 0              0                 0              0                 0
  Realized (loss) gain on
    shares redeemed                   (100,245)         (123,045)      (123,360)         (238,649)       723,880           (79,044)
  Net change in unrealized
    (loss) gain on investments         101,330           795,599        873,497           946,505      2,280,635         1,433,523
                                ---------------------------------  -------------------------------  -------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 (17,029)          654,826        659,724           667,471      2,901,484         1,316,266
                                ---------------------------------  -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments           39,462            69,221      6,611,054           391,072     11,695,908           378,934
  Surrenders, withdrawals and
    death benefits                    (253,755)         (191,770)    (3,372,913)         (486,072)    (2,449,600)         (266,152)
  Net transfers between other
    subaccounts or fixed rate
    option                            (144,710)           64,975      4,594,339          (514,692)     4,692,981           526,539
  Withdrawal and other charges          (2,550)           (2,611)        (7,497)           (5,904)        (8,955)           (5,448)
                                ---------------------------------  -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (361,553)          (60,185)     7,824,983          (615,596)    13,930,334           633,873
                                ---------------------------------  -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (378,582)          594,641      8,484,707            51,875     16,831,818         1,950,139
                                ---------------------------------  -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                2,073,039         1,478,398      4,269,659         4,217,784      4,932,457         2,982,318
                                ---------------------------------  -------------------------------  -------------------------------
  End of Period                      1,694,457         2,073,039     12,754,366         4,269,659     21,764,275         4,932,457
                                =================================  ===============================  ===============================

  Beginning units                      435,367           450,643        527,356           624,380      1,541,426         1,300,318
                                ---------------------------------  -------------------------------  -------------------------------
  Units issued                           8,472            18,290        824,717            54,726      1,478,915           342,574
  Units redeemed                       (88,664)          (33,566)       (56,621)         (151,750)      (290,169)         (101,466)
                                ---------------------------------  -------------------------------  -------------------------------
  Ending units                         355,175           435,367      1,295,452           527,356      2,730,172         1,541,426
                                =================================  ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              81

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------

                                     GALAXY - VIP            GALAXY - VIP                    GALAXY - VIP
                                   ASSET ALLOCATION        GROWTH AND INCOME                 MONEY MARKET
                                -----------------------  ----------------------   -----------------------------------
                                      YEAR ENDED              YEAR ENDED             YEAR ENDED        YEAR ENDED
                                    DEC. 31, 2003            DEC. 31, 2003          DEC. 31, 2004    DEC. 31, 2003
                                -----------------------  ----------------------   -----------------------------------
OPERATIONS
  Net investment (loss) income                 131,800                  (2,394)                   0           (7,684)
  Capital gains distributions
    received                                         0                       0                    0                0
  Realized (loss) gain on
    shares redeemed                        (11,816,008)             (2,051,700)                   0                0
  Net change in unrealized
    (loss) gain on investments              11,647,668               1,921,850                    0                0
                                -----------------------  ----------------------   -----------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         (36,540)               (132,244)                   0           (7,684)
                                -----------------------  ----------------------   -----------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments                   17,206                   4,266                2,920          741,911
  Surrenders, withdrawals and
    death benefits                          (2,588,581)               (422,514)                   3       (5,528,837)
  Net transfers between other
    subaccounts or fixed rate
    option                                 (31,793,001)             (4,654,444)              (2,923)      (4,966,200)
  Withdrawal and other charges                 (10,619)                 (1,461)                   0           (3,571)
                                -----------------------  ----------------------   -----------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                           (34,374,995)             (5,074,153)                   0       (9,756,697)
                                -----------------------  ----------------------   -----------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                 (34,411,535)             (5,206,397)                   0       (9,764,381)
                                -----------------------  ----------------------   -----------------------------------

NET ASSETS
  Beginning of Period                       34,411,535               5,206,397                    0        9,764,381
                                -----------------------  ----------------------   -----------------------------------
  End of Period                                      0                       0                    0                0
                                =======================  ======================   ===================================

  Beginning units                            2,322,229                 656,671                    0          754,142
                                -----------------------  ----------------------   -----------------------------------
  Units issued                                   1,173                     566                    0           57,329
  Units redeemed                            (2,323,402)               (657,237)                   0         (811,471)
                                -----------------------  ----------------------   -----------------------------------
  Ending units                                       0                       0                    0                0
                                =======================  ======================   ===================================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              82

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                           GALAXY - VIP                  GALAXY - VIP                     GARTMORE -
                                        QUALITY PLUS BOND              SMALL COMPANY GROWTH        GVIT DEVELOPING MARKETS
                                -----------------------------------  ----------------------   -----------------------------------
                                   YEAR ENDED       YEAR ENDED            YEAR ENDED             YEAR ENDED        YEAR ENDED
                                 DEC. 31, 2004     DEC. 31, 2003         DEC. 31, 2003          DEC. 31, 2004    DEC. 31, 2003
                                -----------------------------------  ----------------------   -----------------------------------
OPERATIONS
  Net investment (loss) income                 0           110,590                  (6,337)          (1,345,879)      (1,256,523)
  Capital gains distributions
    received                                   0            81,274                       0            5,753,669                0
  Realized (loss) gain on
    shares redeemed                            0           555,814              (2,107,842)          22,456,158       18,082,921
  Net change in unrealized
    (loss) gain on investments                 0          (703,180)              1,979,825           (6,994,922)      30,133,596
                                -----------------------------------  ----------------------   -----------------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         0            44,498                (134,354)          19,869,026       46,959,994
                                -----------------------------------  ----------------------   -----------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments                  0            35,355                   3,444           72,453,954        9,166,323
  Surrenders, withdrawals and
    death benefits                           175          (704,689)               (147,234)         (51,418,635)     (13,486,718)
  Net transfers between other
    subaccounts or fixed rate
    option                                  (175)       (9,576,025)             (2,210,136)         (12,895,297)      44,458,203
  Withdrawal and other charges                 0            (2,911)                 (1,214)             (92,082)         (71,051)
                                -----------------------------------  ----------------------   -----------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                               0       (10,248,270)             (2,355,140)           8,047,940       40,066,757
                                -----------------------------------  ----------------------   -----------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                     0       (10,203,772)             (2,489,494)          27,916,966       87,026,751
                                -----------------------------------  ----------------------   -----------------------------------

NET ASSETS
  Beginning of Period                          0        10,203,772               2,489,494          157,916,220       70,889,469
                                -----------------------------------  ----------------------   -----------------------------------
  End of Period                                0                 0                       0          185,833,186      157,916,220
                                ===================================  ======================   ===================================

  Beginning units                              0           613,722                 287,035           16,006,678       12,059,215
                                -----------------------------------  ----------------------   -----------------------------------
  Units issued                                 0             2,110                     439            6,063,026        5,731,655
  Units redeemed                               0          (615,832)               (287,474)          (6,964,772)      (1,784,192)
                                -----------------------------------  ----------------------   -----------------------------------
  Ending units                                 0                 0                       0           15,104,933       16,006,678
                                ===================================  ======================   ===================================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              83

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                          INVESCO - VI                      LIBERTY - ASSET                LIBERTY - COLUMBIA
                                       TELECOMMUNICATIONS                    ALLOCATION VS                    HIGH YIELD VS
                                -----------------------------------   -------------------------------  -----------------------------
                                JAN. 1, 2004 TO       YEAR ENDED        YEAR ENDED     *OCT. 4 THRU     YEAR ENDED      YEAR ENDED
                                APR. 29, 2004 **     DEC. 31, 2003    DEC. 31, 2004    DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
                                -----------------------------------   -------------------------------  -----------------------------
OPERATIONS
  Net investment (loss) income          (158,458)         (372,948)        (231,653)        (209,781)        50,262          76,205
  Capital gains distributions
    received                                   0                 0                0                0              0           2,351
  Realized (loss) gain on
    shares redeemed                    2,562,290         3,171,276        1,348,794          872,754         15,997         (23,793)
  Net change in unrealized
    (loss) gain on investments        (3,335,256)        4,381,656          114,267        4,631,410         (3,579)         95,273
                                -----------------------------------   -------------------------------  -----------------------------

NET  INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                  (931,424)        7,179,984        1,231,408        5,294,383         62,680         150,037
                                -----------------------------------   -------------------------------  -----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          1,279,198         3,062,848           71,183           54,691         99,106         121,319
  Surrenders, withdrawals and
    death benefits                    (1,226,417)       (3,710,921)      (6,302,886)      (7,518,688)      (463,482)       (520,161)
  Net transfers between other
    subaccounts or fixed rate
    option                           (28,103,417)       (1,767,423)        (847,697)      28,741,748        (50,731)        294,560
  Withdrawal and other charges           (14,675)          (42,047)         (29,046)         (28,979)          (789)           (889)
                                -----------------------------------   -------------------------------  -----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (28,065,311)       (2,457,543)      (7,108,446)      21,248,772       (415,897)       (105,171)
                                -----------------------------------   -------------------------------  -----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                           (28,996,735)        4,722,441       (5,877,038)      26,543,155       (353,217)         44,866
                                -----------------------------------   -------------------------------  -----------------------------

NET ASSETS
  Beginning of Period                 28,996,735        24,274,294       26,543,155                0      1,382,325       1,337,459
                                -----------------------------------   -------------------------------  -----------------------------
  End of Period                                0        28,996,735       20,666,117       26,543,155      1,029,108       1,382,325
                                ===================================   ===============================  =============================

  Beginning units                      8,521,392         9,858,062        2,207,046                0        104,701         112,694
                                -----------------------------------   -------------------------------  -----------------------------
  Units issued                           188,600           803,739            9,581        2,892,413          7,595           9,636
  Units redeemed                      (8,709,992)       (2,140,409)        (601,403)        (685,367)       (38,752)        (17,629)
                                -----------------------------------   -------------------------------  -----------------------------
  Ending units                                 0         8,521,392        1,615,224        2,207,046         73,544         104,701
                                ===================================   ===============================  =============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              84

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------

                                      LIBERTY - COLUMBIA                    LIBERTY -                     LIBERTY - FEDERAL
                                    REAL ESTATE EQUITY VS                   EQUITY VS                       SECURITIES VS
                                -------------------------------   -------------------------------   -------------------------------
                                  YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED         YEAR ENDED    *OCT. 4 THRU
                                DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                -------------------------------   -------------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income          25,685           8,498           (89,210)       (175,049)          (60,838)        (69,707)
  Capital gains distributions
    received                            47,467          82,669                 0               0                 0               0
  Realized (loss) gain on
    shares redeemed                     65,329          56,617        (3,460,476)     (4,725,523)            1,738          34,812
  Net change in unrealized
    (loss) gain on investments          24,149          23,595         4,869,280      10,406,513          (108,096)        148,637
                                -------------------------------   -------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 162,630         171,379         1,319,594       5,505,941          (167,196)        113,742
                                -------------------------------   -------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments           16,189          17,106           110,175          94,245            47,740          84,484
  Surrenders, withdrawals and
    death benefits                    (359,772)       (290,624)       (6,466,637)     (6,622,303)       (2,714,651)     (2,186,370)
  Net transfers between other
    subaccounts or fixed rate
    option                              81,556          96,786        (1,102,533)      2,483,719          (390,857)      9,907,891
  Withdrawal and other charges            (847)           (651)          (32,994)        (38,975)           (7,106)         (7,089)
                                -------------------------------   -------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (262,873)       (177,383)       (7,491,989)     (4,083,314)       (3,064,874)      7,798,916
                                -------------------------------   -------------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (100,244)         (6,004)       (6,172,395)      1,422,628        (3,232,070)      7,912,658
                                -------------------------------   -------------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  646,143         652,147        26,604,334      25,181,706         7,912,658               0
                                -------------------------------   -------------------------------   -------------------------------
  End of Period                        545,899         646,143        20,431,939      26,604,334         4,680,588       7,912,658
                                ===============================   ===============================   ===============================

  Beginning units                       42,830          57,215         1,440,181       1,675,255           781,490               0
                                -------------------------------   -------------------------------   -------------------------------
  Units issued                           3,195           1,234             2,497           5,678            11,179         999,417
  Units redeemed                       (18,048)        (15,619)         (403,512)       (240,752)         (321,076)       (217,927)
                                -------------------------------   -------------------------------   -------------------------------
  Ending units                          27,977          42,830         1,039,166       1,440,181           471,593         781,490
                                ===============================   ===============================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              85

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                           LIBERTY -                        LIBERTY - SMALL                  PROFUNDS - VP
                                        MONEY MARKET VS                    COMPANY GROWTH VS                    ASIA 30
                                ---------------------------------  -----------------------------------------------------------------
                                   YEAR ENDED     *OCT. 4 THRU       YEAR ENDED     *OCT. 11 THRU     YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------  --------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income            (8,433)        (17,183)          (19,857)        (16,940)         587,439        (288,693)
  Capital gains distributions
    received                                   0               0                 0               0        1,043,025               0
  Realized (loss) gain on
    shares redeemed                            0               0           279,622         240,410       (2,979,067)      5,108,254
  Net change in unrealized
    (loss) gain on investments                 0               0           (58,198)        736,375       (2,392,985)      3,271,812
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    (8,433)        (17,183)          201,567         959,845       (3,741,588)      8,091,373
                                ---------------------------------  --------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          2,613,689       1,038,404            27,918           8,275       85,696,763       3,576,616
  Surrenders, withdrawals and
    death benefits                    (8,254,384)     (7,730,076)         (536,159)       (916,514)     (72,976,462)     (3,421,505)
  Net transfers between other
    subaccounts or fixed rate
    option                             3,746,969      12,609,645           (76,296)      2,228,064      (17,124,703)     22,317,039
  Withdrawal and other charges            (5,320)         (5,371)           (2,942)         (1,775)         (25,606)        (15,224)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      (1,899,046)      5,912,602          (587,479)      1,318,050       (4,430,008)     22,456,926
                                ---------------------------------  --------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (1,907,479)      5,895,419          (385,912)      2,277,895       (8,171,596)     30,548,299
                                ---------------------------------  --------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  5,895,419               0         2,277,895               0       49,126,629      18,578,331
                                ---------------------------------  --------------------------------  -------------------------------
  End of Period                        3,987,940       5,895,419         1,891,983       2,277,895       40,955,033      49,126,629
                                =================================  ================================  ===============================

  Beginning units                        591,046               0           151,571               0        3,845,051       2,391,617
                                ---------------------------------  --------------------------------  -------------------------------
  Units issued                           263,987       1,365,503             1,901         221,303        7,255,238       1,786,019
  Units redeemed                        (454,678)       (774,457)          (39,401)        (69,732)      (7,894,965)       (332,585)
                                ---------------------------------  --------------------------------  -------------------------------
  Ending units                           400,355         591,046           114,071         151,571        3,205,324       3,845,051
                                =================================  ================================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              86

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                             BANKS                         BASIC MATERIALS                       BEAR
                                ---------------------------------  --------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------  --------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (156,754)          5,197          (266,298)       (101,550)        (907,957)     (1,668,652)
  Capital gains distributions
    received                                   0               0           662,971               0                0               0
  Realized (loss) gain on
    shares redeemed                    1,284,502         656,355           732,550       2,077,917      (10,762,345)    (26,085,524)
  Net change in unrealized
    (loss) gain on investments            64,064          96,355        (1,635,403)      1,844,846        1,284,794      (3,410,212)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,191,812         757,907          (506,180)      3,821,212      (10,385,508)    (31,164,387)
                                ---------------------------------  --------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         38,526,164       1,363,382        85,541,674       1,291,588      175,049,654       7,456,566
  Surrenders, withdrawals and
    death benefits                   (53,981,164)     (1,172,304)      (84,266,075)     (1,954,249)    (223,095,929)    (20,053,315)
  Net transfers between other
    subaccounts or fixed rate
    option                            21,613,900        (966,447)      (26,063,928)     43,920,159       32,968,573      19,868,113
  Withdrawal and other charges            (7,683)         (4,752)          (13,796)         (8,485)         (41,924)        (87,893)
                                ---------------------------------  --------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       6,151,217        (780,121)      (24,802,125)     43,249,013      (15,119,626)      7,183,471
                                ---------------------------------  --------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             7,343,029         (22,214)      (25,308,306)     47,070,226      (25,505,134)    (23,980,916)
                                ---------------------------------  --------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  5,759,217       5,781,431        50,922,025       3,851,799       53,661,698      77,642,614
                                ---------------------------------  --------------------------------  -------------------------------
  End of Period                       13,102,246       5,759,217        25,613,720      50,922,025       28,156,564      53,661,698
                                =================================  ================================  ===============================

  Beginning units                        517,386         673,432         4,605,719         454,639        5,782,535       5,916,783
                                ---------------------------------  --------------------------------  -------------------------------
  Units issued                         3,161,195         127,336         7,277,766       4,354,150       26,741,959         747,685
  Units redeemed                      (2,631,484)       (283,382)       (9,795,079)       (203,069)     (29,076,256)       (881,933)
                                ---------------------------------  --------------------------------  -------------------------------
  Ending units                         1,047,097         517,386         2,088,406       4,605,719        3,448,238       5,782,535
                                =================================  ================================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              87

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         BIOTECHNOLOGY                           BULL                        CONSUMER GOODS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (286,067)       (318,743)       (2,911,055)       (857,762)        (212,133)        (36,641)
  Capital gains distributions
    received                           3,021,493               0         3,301,957               0          384,349               0
  Realized (loss) gain on
    shares redeemed                   (2,696,166)      5,278,370         5,089,522       1,566,853         (750,065)        358,907
  Net change in unrealized
    (loss) gain on investments           (31,017)      1,168,818         6,165,442       7,216,573           93,415          45,235
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     8,243       6,128,445        11,645,866       7,925,664         (484,434)        367,501
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         50,963,433       1,549,205       551,979,647       6,871,140       47,308,470         674,255
  Surrenders, withdrawals and
    death benefits                   (48,837,012)     (2,813,824)     (502,288,806)     (9,850,982)     (45,972,599)       (816,374)
  Net transfers between other
    subaccounts or fixed rate
    option                             8,351,688      (4,778,826)       86,290,893      70,910,907        6,721,584      (2,767,812)
  Withdrawal and other charges           (14,533)        (17,753)         (114,637)        (43,735)          (7,880)         (3,002)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      10,463,576      (6,061,198)      135,867,097      67,887,330        8,049,575      (2,912,933)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            10,471,819          67,246       147,512,963      75,812,994        7,565,141      (2,545,432)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 14,278,862      14,211,616       137,283,735      61,470,741        2,406,488       4,951,920
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       24,750,681      14,278,862       284,796,698     137,283,735        9,971,629       2,406,488
                                =================================   ===============================  ===============================

  Beginning units                      1,929,427       2,705,640        13,720,881       7,699,930          244,725         596,903
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         7,708,120         192,625        56,600,682       7,138,918        4,762,637          74,612
  Units redeemed                      (6,707,143)       (968,838)      (44,089,835)     (1,117,967)      (4,086,634)       (426,790)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,930,404       1,929,427        26,231,728      13,720,881          920,728         244,725
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              88

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                       CONSUMER SERVICES                      EUROPE 30                        FINANCIALS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (76,906)        (58,696)       (1,216,303)       (659,555)        (303,674)       (178,703)
  Capital gains distributions
    received                                   0               0           839,152               0                0               0
  Realized (loss) gain on
    shares redeemed                      390,945         981,251        11,576,226       8,695,002        2,654,654       2,495,392
  Net change in unrealized
    (loss) gain on investments           (19,094)        163,072        (3,768,451)     11,146,889         (269,156)        904,113
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   294,945       1,085,627         7,430,625      19,182,336        2,081,824       3,220,802
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,504,569         668,976        77,121,556       3,161,655       50,058,068       2,768,407
  Surrenders, withdrawals and
    death benefits                   (34,521,167)       (819,450)      (79,770,301)     (6,431,054)     (43,762,117)     (2,606,262)
  Net transfers between other
    subaccounts or fixed rate
    option                               826,547        (592,820)      (10,994,446)     75,524,403          991,668       3,299,044
  Withdrawal and other charges            (3,518)         (3,752)          (51,630)        (32,508)         (22,251)        (16,655)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       7,806,431        (747,046)      (13,694,821)     72,222,496        7,265,368       3,444,534
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             8,101,376         338,581        (6,264,196)     91,404,832        9,347,192       6,665,336
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  3,777,286       3,438,705       108,778,242      17,373,410       17,790,626      11,125,290
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       11,878,663       3,777,286       102,514,046     108,778,242       27,137,818      17,790,626
                                =================================   ===============================  ===============================

  Beginning units                        403,045         473,010        12,852,129       2,901,626        1,706,565       1,404,659
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         4,507,869          72,770         7,110,283      10,901,516        4,439,072         594,032
  Units redeemed                      (3,719,253)       (142,735)       (9,531,740)       (951,013)      (3,808,733)       (292,126)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         1,191,661         403,045        10,430,672      12,852,129        2,336,904       1,706,565
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              89

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                          HEALTH CARE                        INDUSTRIALS                        INTERNET
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (570,302)       (259,628)         (167,397)        (50,169)        (279,118)       (250,505)
  Capital gains distributions
    received                                   0               0           635,419               0          475,514         153,336
  Realized (loss) gain on
    shares redeemed                   (1,200,023)       (362,016)          314,344       1,095,975         (907,108)      7,830,838
  Net change in unrealized
    (loss) gain on investments           331,903       1,321,787           (66,553)        138,174          858,177       1,256,244
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                (1,438,422)        700,143           715,813       1,183,980          147,465       8,989,913
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,729,192       4,298,297        27,805,090         452,843      102,842,689       1,752,044
  Surrenders, withdrawals and
    death benefits                   (31,539,458)     (2,906,661)      (26,022,460)       (692,838)     (76,277,148)     (2,423,305)
  Net transfers between other
    subaccounts or fixed rate
    option                             5,052,173       7,645,308        (4,784,312)      9,677,160          428,055     (22,332,952)
  Withdrawal and other charges           (33,347)        (19,346)           (7,032)         (3,716)         (14,717)        (12,496)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      15,208,560       9,017,598        (3,008,714)      9,433,449       26,978,879     (23,016,709)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            13,770,138       9,717,741        (2,292,900)     10,617,430       27,126,344     (14,026,796)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 23,349,294      13,631,553        11,751,557       1,134,128       14,856,990      28,883,787
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       37,119,432      23,349,294         9,458,657      11,751,557       41,983,334      14,856,990
                                =================================   ===============================  ===============================

  Beginning units                      2,641,542       1,863,359         1,160,314         142,806          986,421       3,365,832
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         4,446,446       1,139,081         2,334,331       1,093,163        6,866,942         137,510
  Units redeemed                      (3,035,072)       (360,898)       (2,686,554)        (75,655)      (5,519,544)     (2,516,921)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,052,916       2,641,542           808,091       1,160,314        2,333,819         986,421
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              90

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                     PROFUNDS - VP                 PROFUNDS - VP
                                             JAPAN                     LARGE CAP GROWTH FUND          LARGE CAP VALUE FUND
                                ---------------------------------   ----------------------------   ---------------------------
                                   YEAR ENDED      YEAR ENDED              *NOV. 22 THRU                 *NOV. 22 THRU
                                 DEC. 31, 2004    DEC. 31, 2003            DEC. 31, 2004                 DEC. 31, 2004
                                ---------------------------------   ----------------------------   ---------------------------
OPERATIONS
  Net investment (loss) income          (453,802)       (216,875)             (2,174)                         (4,419)
  Capital gains distributions
    received                           1,784,904               0                 0                               0
  Realized (loss) gain on
    shares redeemed                   (4,685,082)        175,029              40,032                          75,070
  Net change in unrealized
    (loss) gain on investments            17,327         708,651               3,336                          11,961
                                ---------------------------------   ----------------------------   ---------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                (3,336,653)        666,805              41,194                          82,612
                                ---------------------------------   ----------------------------   ---------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         41,812,961       2,110,283            15,549,730                      51,280,905
  Surrenders, withdrawals and
    death benefits                   (35,539,164)     (2,951,647)          (12,101,756)                    (46,819,843)
  Net transfers between other
    subaccounts or fixed rate
    option                              (448,940)     22,309,574               9,175                          17,801
  Withdrawal and other charges           (18,250)        (15,615)              (25)                            (383)
                                ---------------------------------   ----------------------------   ---------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       5,806,607      21,452,595             3,457,124                       4,478,480
                                ---------------------------------   ----------------------------   ---------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             2,469,954      22,119,400             3,498,317                       4,561,092
                                ---------------------------------   ----------------------------   ---------------------------

NET ASSETS
  Beginning of Period                 25,192,150       3,072,749                 0                               0
                                ---------------------------------   ----------------------------   ---------------------------
  End of Period                       27,662,104      25,192,150             3,498,317                       4,561,092
                                =================================   ============================   ===========================

  Beginning units                      2,740,092         423,667                 0                               0
                                ---------------------------------   ----------------------------   ---------------------------
  Units issued                         3,775,994       2,663,316             1,392,312                       3,063,866
  Units redeemed                      (3,750,412)       (346,891)           (1,055,257)                     (2,623,986)
                                ---------------------------------   ----------------------------   ---------------------------
  Ending units                         2,765,674       2,740,092              337,056                         439,880
                                =================================   ============================   ===========================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              91

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         MID-CAP GROWTH                     MID-CAP VALUE                      OIL & GAS
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (728,238)       (462,954)       (1,354,483)       (342,672)      (1,177,551)       (204,540)
  Capital gains distributions
    received                           1,389,259         122,670         3,504,943               0           39,097               0
  Realized (loss) gain on
    shares redeemed                     (386,746)      6,796,170         5,435,966       5,476,941       16,468,589         790,887
  Net change in unrealized
    (loss) gain on investments         1,818,906         477,680         3,192,388       2,096,170          660,991       2,713,630
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,093,181       6,933,567        10,778,814       7,230,440       15,991,126       3,299,977
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        147,139,549       3,145,500       179,582,816       4,868,444      106,326,306       2,695,258
  Surrenders, withdrawals and
    death benefits                  (123,313,736)     (4,624,513)     (129,722,511)     (2,880,530)    (137,234,591)     (2,129,029)
  Net transfers between other
    subaccounts or fixed rate
    option                             2,602,687      26,044,843        14,274,156      28,829,745       55,659,404      21,249,661
  Withdrawal and other charges           (28,921)        (21,445)          (43,964)        (13,236)         (46,313)        (13,379)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      26,399,579      24,544,385        64,090,497      30,804,423       24,704,806      21,802,511
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            28,492,759      31,477,952        74,869,311      38,034,863       40,695,932      25,102,488
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 46,542,921      15,064,969        50,523,142      12,488,279       44,342,460      19,239,972
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       75,035,680      46,542,921       125,392,453      50,523,142       85,038,392      44,342,460
                                =================================   ===============================  ===============================

  Beginning units                      4,689,426       1,951,944         4,741,994       1,623,274        4,640,216       2,508,817
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        15,323,511       3,261,218        15,129,191       3,433,892        9,029,788       2,384,164
  Units redeemed                     (13,192,373)       (523,736)       (9,527,232)       (315,172)      (7,030,019)       (252,765)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,820,564       4,689,426        10,343,952       4,741,994        6,639,985       4,640,216
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              92

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                   SUBACCOUNTS (CONTINUED)
                                -----------------------------------------------------------------------------------------------

                                        PROFUNDS - VP                    PROFUNDS - VP                    PROFUNDS - VP
                                             OTC                        PHARMACEUTICALS                  PRECIOUS METALS
                                ------------------------------  --------------------------------   ----------------------------
                                  YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003     DEC. 31, 2004  DEC. 31, 2003
                                ----------------------------------------------------------------   ----------------------------
OPERATIONS
  Net investment (loss) income       (1,782,358)   (1,606,944)         (166,626)       (102,663)        (894,408)     (599,499)
  Capital gains distributions
    received                          4,125,262             0                 0         550,262        8,141,043             0
  Realized (loss) gain on
    shares redeemed                    (259,753)   25,169,549        (1,947,106)     (1,949,518)      (9,786,453)    7,384,408
  Net change in unrealized
    (loss) gain on investments       (2,805,776)   13,178,214           228,874        (210,919)     (11,084,895)    4,212,522
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 (722,625)   36,740,819        (1,884,858)     (1,712,838)     (13,624,713)   10,997,431
                                ------------------------------  --------------------------------   ----------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments       350,881,858    13,899,126        37,049,510       1,921,116      124,512,740    10,077,142
  Surrenders, withdrawals and
    death benefits                 (304,757,784)  (17,935,450)      (32,924,328)     (1,415,733)    (120,430,914)   (5,917,897)
  Net transfers between other
    subaccounts or fixed rate
    option                          (42,684,057)   45,068,504        (2,279,566)      9,651,270       (6,163,888)    5,412,022
  Withdrawal and other charges          (88,523)     (117,770)           (8,342)         (7,355)         (39,860)      (27,986)
                                ------------------------------  --------------------------------   ----------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      3,351,494    40,914,410         1,837,274      10,149,298       (2,121,922)    9,543,281
                                ------------------------------  --------------------------------   ----------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            2,628,869    77,655,229           (47,584)      8,436,460      (15,746,635)   20,540,712
                                ------------------------------  --------------------------------   ----------------------------

NET ASSETS
  Beginning of Period               153,443,704    75,788,475        11,849,779       3,413,320       76,188,651    55,647,939
                                ------------------------------  --------------------------------   ----------------------------
  End of Period                     156,072,573   153,443,704        11,802,195      11,849,779       60,442,016    76,188,651
                                ==============================  ================================   ============================

  Beginning units                    25,158,040    20,541,100         1,316,013         398,047        5,642,672     5,720,667
                                ------------------------------  --------------------------------   ----------------------------
  Units issued                       49,451,071     8,070,166         4,134,560       1,081,247       10,909,016       854,187
  Units redeemed                    (53,887,691)   (3,453,226)       (4,015,413)       (163,281)     (11,536,665)     (932,183)
                                ------------------------------  --------------------------------   ----------------------------
  Ending units                       20,721,420    25,158,040         1,435,160       1,316,013        5,015,023     5,642,672
                                ==============================  ================================   ============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              93

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                          REAL ESTATE                  RISING RATES OPPORTUNITY              SEMICONDUCTOR
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           429,605          80,090        (1,798,031)       (486,484)        (155,402)       (184,262)
  Capital gains distributions
    received                             550,017               0                 0               0          282,922               0
  Realized (loss) gain on
    shares redeemed                    7,113,417       4,262,856       (18,329,479)       (317,651)      (2,994,085)      4,341,616
  Net change in unrealized
    (loss) gain on investments         1,090,270       1,380,016        (1,444,712)       (840,068)         450,633         (65,446)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 9,183,309       5,722,962       (21,572,222)     (1,644,203)      (2,415,932)      4,091,908
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        280,813,809       3,859,419       180,164,050      11,027,959       52,161,125       1,114,883
  Surrenders, withdrawals and
    death benefits                  (266,281,775)     (3,829,044)     (175,305,955)     (6,009,151)     (48,543,036)     (2,037,123)
  Net transfers between other
    subaccounts or fixed rate
    option                            20,565,021       8,601,065        87,835,932      30,698,887       (8,648,097)     11,356,099
  Withdrawal and other charges           (37,988)        (23,485)          (76,743)        (23,688)          (7,648)         (8,394)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      35,059,067       8,607,955        92,617,284      35,694,007       (5,037,656)     10,425,465
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            44,242,377      14,330,917        71,045,062      34,049,805       (7,453,588)     14,517,373
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 35,195,649      20,864,731        41,217,552       7,167,747       18,306,502       3,789,129
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       79,438,026      35,195,649       112,262,614      41,217,552       10,852,914      18,306,502
                                =================================   ===============================  ===============================

  Beginning units                      2,564,420       1,996,929         5,315,681         889,614        1,915,121         736,544
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        18,409,340         901,808        24,905,359       5,161,753       10,508,049       1,436,789
  Units redeemed                     (16,253,678)       (334,317)      (14,068,647)       (735,686)     (10,916,159)       (258,212)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         4,720,082       2,564,420        16,152,393       5,315,681        1,507,011       1,915,121
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              94

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------------------------------------

                                       PROFUNDS - VP                   PROFUNDS - VP                      PROFUNDS - VP
                                    SHORT MID CAP FUND                   SHORT OTC                    SHORT SMALL-CAP FUND
                                ----------------------------   -------------------------------   --------------------------------
                                       *NOV.22 THRU              YEAR ENDED      YEAR ENDED               *NOV.22 THRU
                                       DEC. 31, 2004            DEC. 31, 2004  DEC. 31, 2003              DEC. 31, 2004
                                ----------------------------   -------------------------------   --------------------------------
OPERATIONS
  Net investment (loss) income              (560)                     (781,680)      (284,547)                 (4,492)
  Capital gains distributions
    received                                  0                              0              0                       0
  Realized (loss) gain on
    shares redeemed                       (27,539)                 (17,662,809)   (18,946,402)               (278,391)
  Net change in unrealized
    (loss) gain on investments              (154)                      789,515     (1,258,326)                (18,842)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    (28,253)                 (17,654,974)   (20,489,275)               (301,725)
                                ----------------------------   -------------------------------   --------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments             6,262,337                104,789,711      3,268,810              27,955,308
  Surrenders, withdrawals and
    death benefits                       (5,718,914)              (151,441,661)    (8,731,299)            (25,109,258)
  Net transfers between other
    subaccounts or fixed rate
    option                                   29                     49,196,809     42,195,868                  14,956
  Withdrawal and other charges              (14)                       (40,595)       (43,291)                    (56)
                                ----------------------------   -------------------------------   --------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                           543,438                   2,504,264     36,690,088               2,860,950
                                ----------------------------   -------------------------------   --------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                                 515,185                 (15,150,710)    16,200,813               2,559,225
                                ----------------------------   -------------------------------   --------------------------------

NET ASSETS
  Beginning of Period                         0                     30,228,856     14,028,043                       0
                                ----------------------------   -------------------------------   --------------------------------
  End of Period                            515,185                  15,078,146     30,228,856               2,559,225
                                ============================   ===============================   ================================

  Beginning units                             0                      4,453,229      1,273,948                       0
                                ----------------------------   -------------------------------   --------------------------------
  Units issued                             642,768                  18,299,011      4,269,504               2,569,137
  Units redeemed                          (589,660)                (20,205,165)    (1,090,222)             (2,300,942)
                                ----------------------------   -------------------------------   --------------------------------
  Ending units                             53,108                    2,547,075      4,453,229                 268,195
                                ============================   ===============================   ================================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              95

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                        SMALL-CAP GROWTH                   SMALL-CAP VALUE                     TECHNOLOGY
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income        (1,676,156)       (856,499)       (1,501,971)       (583,921)        (268,813)       (223,545)
  Capital gains distributions
    received                           7,368,302               0         3,807,926               0          281,208               0
  Realized (loss) gain on
    shares redeemed                    1,694,653      16,183,491         1,556,262      10,355,125          367,554       1,065,433
  Net change in unrealized
    (loss) gain on investments         7,215,231         875,588         2,703,622       1,134,947         (303,835)      2,114,723
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                14,602,030      16,202,580         6,565,839      10,906,151           76,114       2,956,611
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        392,610,601       4,987,741       272,903,424       4,036,784       49,815,686       1,092,134
  Surrenders, withdrawals and
    death benefits                  (319,687,479)     (7,688,562)     (211,281,779)     (5,395,529)     (46,655,172)     (2,042,870)
  Net transfers between other
    subaccounts or fixed rate
    option                           (32,134,043)    115,968,685       (39,676,841)    108,456,590       (4,470,662)      5,621,658
  Withdrawal and other charges           (55,017)        (30,301)          (50,173)        (22,869)         (11,980)        (10,294)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      40,734,062     113,237,563        21,894,631     107,074,976       (1,322,128)      4,660,628
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            55,336,092     129,440,143        28,460,470     117,981,127       (1,246,014)      7,617,239
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                153,408,108      23,967,965       147,141,957      29,160,830       20,788,095      13,170,856
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                      208,744,200     153,408,108       175,602,427     147,141,957       19,542,081      20,788,095
                                =================================   ===============================  ===============================

  Beginning units                     14,600,310       3,107,525        14,977,525       4,098,250        3,794,916       3,619,421
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        33,784,874      12,333,760        22,846,530      11,504,510        9,514,918         193,752
  Units redeemed                     (31,644,594)       (840,975)      (23,543,395)       (625,235)      (9,868,188)        (18,257)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                        16,740,590      14,600,310        14,280,660      14,977,525        3,441,646       3,794,916
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              96

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                       TELECOMMUNICATIONS                U.S. GOVERNMENT PLUS                 ULTRA BULL
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (64,080)       (101,009)         (256,455)      1,440,888         (983,593)       (505,772)
  Capital gains distributions
    received                             587,413               0                 0       3,959,224        9,677,204               0
  Realized (loss) gain on
    shares redeemed                    1,225,650      (1,906,693)       (3,824,736)     (6,607,197)       2,797,895      11,056,383
  Net change in unrealized
    (loss) gain on investments          (424,206)      1,029,668         3,758,965      (4,066,859)      (3,338,192)      6,223,987
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 1,324,777        (978,034)         (322,226)     (5,273,943)       8,153,314      16,774,598
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         45,674,038       1,472,334       137,013,727       9,076,133      256,901,519       2,366,292
  Surrenders, withdrawals and
    death benefits                   (47,960,972)     (1,658,093)     (146,151,839)    (13,519,572)    (276,212,110)     (4,955,416)
  Net transfers between other
    subaccounts or fixed rate
    option                            11,372,363      (8,128,989)       16,037,715     (77,833,524)      35,495,792      10,106,444
  Withdrawal and other charges           (12,100)         (7,691)          (33,043)        (43,304)         (44,027)        (26,961)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       9,073,329      (8,322,439)        6,866,560     (82,320,267)      16,141,174       7,490,359
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            10,398,106      (9,300,473)        6,544,334     (87,594,210)      24,294,488      24,264,957
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  7,490,179      16,790,652        36,696,161     124,290,371       59,634,749      35,369,793
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       17,888,285       7,490,179        43,240,495      36,696,161       83,929,237      59,634,749
                                =================================   ===============================  ===============================

  Beginning units                      1,363,145       3,677,413         3,342,258      10,741,332        7,766,455       7,378,804
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         7,484,584         230,682        11,057,457         798,465       27,231,032       1,295,945
  Units redeemed                      (5,984,676)     (2,544,950)      (10,667,693)     (8,197,539)     (26,009,552)       (908,294)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,863,053       1,363,145         3,732,023       3,342,258        8,987,935       7,766,455
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              97

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP                      PROFUNDS - VP                    PROFUNDS - VP
                                         ULTRA MID-CAP                        ULTRA OTC                     ULTRA SMALL-CAP
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (726,144)       (301,079)       (1,407,706)       (875,987)      (1,047,697)       (736,321)
  Capital gains distributions
    received                           3,485,288               0        12,863,543               0       18,031,685               0
  Realized (loss) gain on
    shares redeemed                    3,782,255       8,374,767        (2,694,317)     28,758,145       (4,337,964)     28,768,131
  Net change in unrealized
    (loss) gain on investments         3,074,174       1,207,064        (1,368,229)     12,089,946        5,308,980       2,245,610
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 9,615,573       9,280,752         7,393,291      39,972,104       17,955,004      30,277,420
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments        211,471,637       4,475,836       219,502,132       6,481,146      373,302,552       3,010,009
  Surrenders, withdrawals and
    death benefits                  (175,910,781)     (3,585,052)     (174,124,978)     (4,499,948)    (277,920,616)     (6,691,884)
  Net transfers between other
    subaccounts or fixed rate
    option                             4,919,822      10,745,836       (16,117,964)     22,377,591      (23,307,506)     26,424,672
  Withdrawal and other charges           (26,774)        (13,134)          (92,894)        (78,101)         (40,297)        (30,609)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      40,453,904      11,623,486        29,166,296      24,280,688       72,034,133      22,712,188
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            50,069,477      20,904,238        36,559,587      64,252,792       89,989,137      52,989,608
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 38,352,066      17,447,828       110,190,184      45,937,392       83,335,256      30,345,648
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       88,421,543      38,352,066       146,749,771     110,190,184      173,324,393      83,335,256
                                =================================   ===============================  ===============================

  Beginning units                      3,833,081       3,049,594        77,397,873      73,515,333        8,428,281       6,340,353
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                        18,871,697       1,231,257       105,129,315       8,964,629       31,044,516       3,121,651
  Units redeemed                     (15,813,566)       (447,770)     (102,041,908)     (5,082,089)     (26,612,266)     (1,033,723)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,891,212       3,833,081        80,485,280      77,397,873       12,860,531       8,428,281
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              98

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                         PROFUNDS - VP              PRUDENTIAL - SP WILLIAM BLAIR
                                           UTILITIES                 INTERNATIONAL GROWTH CLASS I             RYDEX - NOVA
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (146,714)        150,088          (287,455)       (139,935)        (137,716)       (147,520)
  Capital gains distributions
    received                             808,644               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    5,764,341       2,498,711         2,390,488       2,558,747       (2,102,222)     (4,861,200)
  Net change in unrealized
    (loss) gain on investments         1,586,102         157,778          (544,141)      1,554,810        3,462,275       8,401,143
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 8,012,373       2,806,578         1,558,892       3,973,622        1,222,337       3,392,423
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments         83,382,335       2,972,537        19,177,724       2,000,463          324,821          39,755
  Surrenders, withdrawals and
    death benefits                   (87,376,767)     (3,214,612)      (19,787,422)     (1,030,995)      (1,611,122)     (1,045,599)
  Net transfers between other
    subaccounts or fixed rate
    option                            25,318,531      (5,931,973)       (8,881,658)     14,202,761       (1,370,064)     (2,329,274)
  Withdrawal and other charges           (20,960)        (16,070)           (9,960)         (5,611)         (11,644)        (12,752)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                      21,303,139      (6,190,118)       (9,501,316)     15,166,618       (2,668,009)     (3,347,870)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            29,315,512      (3,383,540)       (7,942,424)     19,140,240       (1,445,672)         44,553
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 22,637,616      26,021,156        23,292,272       4,152,032       11,451,799      11,407,246
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       51,953,128      22,637,616        15,349,848      23,292,272       10,006,127      11,451,799
                                =================================   ===============================  ===============================

  Beginning units                      2,837,987       4,113,821         2,705,434         696,634        2,051,127       2,805,743
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                         9,638,489         332,122         1,868,486       2,144,683           33,616           8,109
  Units redeemed                      (7,238,249)     (1,607,955)       (3,116,005)       (135,883)        (500,808)       (762,725)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         5,238,227       2,837,987         1,457,915       2,705,434        1,583,935       2,051,127
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                              99

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                          RYDEX - OTC                        RYDEX - URSA               WFVT - ASSET ALLOCATION
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income          (609,061)       (655,677)       (25,465)           (38,626)         847,509         261,209
  Capital gains distributions
    received                                   0               0              0                  0        4,535,919               0
  Realized (loss) gain on
    shares redeemed                  (10,418,039)    (14,953,059)      (104,480)            19,990       (1,273,446)     (5,355,046)
  Net change in unrealized
    (loss) gain on investments        13,930,012      32,485,072        (77,404)          (730,825)       6,487,238      31,174,114
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,902,912      16,876,336       (207,349)          (749,461)      10,597,220      26,080,277
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            450,929         208,334         11,167              5,769        3,502,211       3,278,141
  Surrenders, withdrawals and
    death benefits                    (6,177,548)     (4,199,020)      (272,966)          (255,674)     (22,298,301)    (16,375,612)
  Net transfers between other
    subaccounts or fixed rate
    option                            (5,549,041)     (6,881,898)      (122,117)          (437,143)        (964,889)     (6,812,113)
  Withdrawal and other charges           (70,379)        (77,942)        (1,945)            (2,826)         (58,410)        (60,489)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                     (11,346,039)    (10,950,526)      (385,861)          (689,874)     (19,819,389)    (19,970,073)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                            (8,443,127)      5,925,810       (593,210)        (1,439,335)      (9,222,169)      6,110,204
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 50,307,077      44,381,267      2,028,404          3,467,739      151,438,296     145,328,093
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       41,863,950      50,307,077      1,435,194          2,028,404      142,216,127     151,438,296
                                =================================   ===============================  ===============================

  Beginning units                      8,736,764      11,071,951        186,419            239,938        7,245,117       8,339,619
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            64,533          45,467          1,119                453          207,891         188,818
  Units redeemed                      (2,065,682)     (2,380,654)       (38,575)           (53,972)      (1,122,378)     (1,283,319)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         6,735,615       8,736,764        148,964            186,419        6,330,630       7,245,117
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                             100

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      WFVT - EQUITY INCOME               WFVT - EQUITY VALUE                 WFVT - GROWTH
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income            26,342          29,653            38,732          46,741         (510,677)       (549,459)
  Capital gains distributions
    received                                   0         372,691                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                    1,740,070      (1,167,741)         (747,628)     (2,515,049)      (3,764,808)     (5,008,037)
  Net change in unrealized
    (loss) gain on investments           810,492       4,026,383         2,640,626       6,770,794        6,459,005      13,174,162
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 2,576,904       3,260,986         1,931,730       4,302,486        2,183,520       7,616,665
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments          9,019,978       5,175,331           930,005         752,826          102,235         248,872
  Surrenders, withdrawals and
    death benefits                    (8,135,452)     (2,568,802)       (3,348,113)     (2,537,365)      (6,658,746)     (5,314,449)
  Net transfers between other
    subaccounts or fixed rate
    option                             5,357,257       5,015,845           (13,552)       (930,328)      (1,881,358)     (3,232,586)
  Withdrawal and other charges           (20,411)        (14,219)          (11,044)        (10,946)         (11,957)        (13,306)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                       6,221,372       7,608,155        (2,442,704)     (2,725,813)      (8,449,826)     (8,311,469)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                             8,798,276      10,869,141          (510,974)      1,576,673       (6,266,306)       (694,803)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                 23,153,132      12,283,990        21,791,517      20,214,845       39,778,658      40,473,461
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                       31,951,408      23,153,132        21,280,543      21,791,517       33,512,352      39,778,658
                                =================================   ===============================  ===============================

  Beginning units                      2,327,701       1,600,734         2,644,097       3,053,622        2,373,768       2,940,057
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                           810,628       1,020,720           111,534          90,458            9,132          18,836
  Units redeemed                        (235,256)       (293,753)         (412,952)       (499,983)        (510,347)       (585,125)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                         2,903,073       2,327,701         2,342,679       2,644,097        1,872,553       2,373,768
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                             101

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------

                                      WFVT - INTERNATIONAL               WFVT - LARGE COMPANY
                                             EQUITY                             GROWTH                    WFVT - MONEY MARKET
                                ---------------------------------   -------------------------------  -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------  -------------------------------
OPERATIONS
  Net investment (loss) income           (31,870)        (19,071)         (216,982)       (183,546)        (294,314)       (529,005)
  Capital gains distributions
    received                                   0               0                 0               0                0               0
  Realized (loss) gain on
    shares redeemed                      (27,986)       (161,044)       (1,297,390)     (1,524,930)               0               0
  Net change in unrealized
    (loss) gain on investments           265,552         679,333         1,744,184       4,506,227                0               0
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   205,696         499,218           229,812       2,797,751         (294,314)       (529,005)
                                ---------------------------------   -------------------------------  -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            385,501         342,861         1,827,643       1,692,714       16,359,519      14,633,983
  Surrenders, withdrawals and
    death benefits                      (421,867)       (224,873)       (2,644,022)     (1,443,916)     (42,664,912)    (54,220,517)
  Net transfers between other
    subaccounts or fixed rate
    option                               226,025         314,428           189,399       1,138,165       14,522,832      17,743,509
  Withdrawal and other charges            (1,999)         (1,907)           (9,689)         (9,878)         (16,001)        (20,621)
                                ---------------------------------   -------------------------------  -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                         187,660         430,509          (636,669)      1,377,085      (11,798,562)    (21,863,646)
                                ---------------------------------   -------------------------------  -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                               393,356         929,727          (406,857)      4,174,835      (12,092,876)    (22,392,651)
                                ---------------------------------   -------------------------------  -------------------------------

NET ASSETS
  Beginning of Period                  2,409,034       1,479,307        15,553,927      11,379,092       46,713,945      69,106,596
                                ---------------------------------   -------------------------------  -------------------------------
  End of Period                        2,802,390       2,409,034        15,147,069      15,553,927       34,621,069      46,713,945
                                =================================   ===============================  ===============================

  Beginning units                        309,343         261,088         1,878,768       1,745,833        3,678,382       5,391,441
                                ---------------------------------   -------------------------------  -------------------------------
  Units issued                            44,442          84,491           196,778         200,210        1,324,371       1,154,939
  Units redeemed                         (26,934)        (36,236)         (308,594)        (67,275)      (2,256,941)     (2,867,998)
                                ---------------------------------   -------------------------------  -------------------------------
  Ending units                           326,851         309,343         1,766,952       1,878,768        2,745,812       3,678,382
                                =================================   ===============================  ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                             102

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                      SUBACCOUNTS (CONTINUED)
                                -------------------------------------------------------------------

                                        WFVT - SMALL-CAP                     WFVT - TOTAL
                                             GROWTH                          RETURN BOND
                                ---------------------------------   -------------------------------
                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED
                                 DEC. 31, 2004    DEC. 31, 2003     DEC. 31, 2004   DEC. 31, 2003
                                ---------------------------------   -------------------------------
OPERATIONS
  Net investment (loss) income           (83,672)        (70,888)          482,715         805,256
  Capital gains distributions
    received                                   0               0         1,477,381         349,028
  Realized (loss) gain on
    shares redeemed                   (1,905,464)     (1,834,466)          283,568         408,758
  Net change in unrealized
    (loss) gain on investments         2,654,276       3,635,115        (1,547,947)        365,411
                                ---------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   665,140       1,729,761           695,717       1,928,454
                                ---------------------------------   -------------------------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments            386,622         429,508           259,731         993,291
  Surrenders, withdrawals and
    death benefits                      (842,591)       (489,001)       (4,156,082)     (4,045,152)
  Net transfers between other
    subaccounts or fixed rate
    option                              (309,046)        (70,186)       (1,754,603)     (2,390,456)
  Withdrawal and other charges            (4,379)         (4,371)           (6,444)         (7,581)
                                ---------------------------------   -------------------------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    CONTRACT OWNER
    TRANSACTIONS                        (769,394)       (134,050)       (5,657,398)     (5,449,898)
                                ---------------------------------   -------------------------------

TOTAL INCREASE/(DECREASE) IN
NET ASSETS                              (104,254)      1,595,711        (4,961,681)     (3,521,444)
                                ---------------------------------   -------------------------------

NET ASSETS
  Beginning of Period                  6,049,919       4,454,208        26,284,941      29,806,385
                                ---------------------------------   -------------------------------
  End of Period                        5,945,665       6,049,919        21,323,260      26,284,941
                                =================================   ===============================

  Beginning units                        735,016         777,846         2,027,228       2,451,576
                                ---------------------------------   -------------------------------
  Units issued                            32,712          50,349            18,679          81,755
  Units redeemed                        (131,784)        (93,179)         (446,177)       (506,103)
                                ---------------------------------   -------------------------------
  Ending units                           635,944         735,016         1,599,730       2,027,228
                                =================================   ===============================

*  Date Operations Commenced.
** Date Fund Merged Operations.

   The accompanying notes are an integral part of these financial statements.

                                                                             103

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Dynamics                                                    0.65%                88,195          9.53              840,378
AIM - VI Dynamics                                                    0.90%                 2,760         14.91               41,136
AIM - VI Dynamics                                                    1.00%               216,905          9.36            2,029,153
AIM - VI Dynamics                                                    1.15%                   145         14.83                2,146
AIM - VI Dynamics                                                    1.25%               188,184          6.96            1,310,081
AIM - VI Dynamics                                                    1.40%             5,121,702          9.16           46,913,698
AIM - VI Dynamics                                                    1.50%               117,657         14.71            1,731,279
AIM - VI Dynamics                                                    1.60%                 7,898         11.76               92,904
AIM - VI Dynamics                                                    1.65%               668,031         10.72            7,159,213
AIM - VI Dynamics                                                    1.75%                 8,375         14.64              122,579
AIM - VI Dynamics                                                    1.90%               590,157         14.59            8,609,396
AIM - VI Dynamics                                                    2.00%                61,543         14.56              895,872
AIM - VI Dynamics                                                    2.15%                55,199         14.51              800,919
AIM - VI Dynamics                                                    2.25%                 1,825         11.67               21,295
AIM - VI Dynamics                                                    2.40%                 4,253         14.43               61,372
AIM - VI Dynamics                                                    2.50%                    13         11.63                  147
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,132,841                         70,631,569

AIM - VI Financial Services                                          0.65%                89,216         14.91            1,330,021
AIM - VI Financial Services                                          0.90%                 2,157         13.74               29,636
AIM - VI Financial Services                                          1.00%               218,580         14.64            3,199,192
AIM - VI Financial Services                                          1.25%                44,091         12.72              560,743
AIM - VI Financial Services                                          1.40%             4,649,400         14.33           66,629,792
AIM - VI Financial Services                                          1.50%                19,908         13.56              269,969
AIM - VI Financial Services                                          1.60%                 4,380         11.20               49,073
AIM - VI Financial Services                                          1.65%               585,185         11.94            6,985,580
AIM - VI Financial Services                                          1.75%                 8,737         13.49              117,849
AIM - VI Financial Services                                          1.85%                 1,383         11.17               15,450
AIM - VI Financial Services                                          1.90%               387,922         13.44            5,215,286
AIM - VI Financial Services                                          2.00%                67,581         13.42              906,601

                                                                             104

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Financial Services                                          2.15%                84,188         13.37            1,125,733
AIM - VI Financial Services                                          2.25%                15,566         11.11              173,003
AIM - VI Financial Services                                          2.40%                 8,806         13.30              117,113
AIM - VI Financial Services                                          2.50%                   468         11.08                5,183
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,187,569                         86,730,223

AIM - VI Health Sciences                                             0.65%               171,635         13.03            2,235,576
AIM - VI Health Sciences                                             0.90%                 2,401         12.86               30,866
AIM - VI Health Sciences                                             1.00%               154,050         12.79            1,969,980
AIM - VI Health Sciences                                             1.25%                92,506         11.34            1,049,457
AIM - VI Health Sciences                                             1.40%             7,641,134         12.52           95,676,354
AIM - VI Health Sciences                                             1.50%                39,343         12.69              499,403
AIM - VI Health Sciences                                             1.60%                 8,859         11.50              101,914
AIM - VI Health Sciences                                             1.65%               937,586         10.64            9,972,711
AIM - VI Health Sciences                                             1.75%                 6,838         12.63               86,327
AIM - VI Health Sciences                                             1.85%                    63         11.47                  724
AIM - VI Health Sciences                                             1.90%               578,826         12.58            7,284,208
AIM - VI Health Sciences                                             2.00%                87,037         12.56            1,092,953
AIM - VI Health Sciences                                             2.15%               181,513         12.52            2,271,932
AIM - VI Health Sciences                                             2.25%                 5,057         11.41               57,702
AIM - VI Health Sciences                                             2.40%                 5,438         12.45               67,701
AIM - VI Health Sciences                                             2.50%                 2,158         11.38               24,544
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,914,444                        122,422,353

AIM - VI Technology                                                  0.65%               283,479          5.37            1,522,074
AIM - VI Technology                                                  1.00%               311,442          5.27            1,641,708
AIM - VI Technology                                                  1.25%                78,567          3.32              260,841
AIM - VI Technology                                                  1.40%            16,818,652          5.16           86,805,209
AIM - VI Technology                                                  1.50%                   216         13.83                2,985
AIM - VI Technology                                                  1.65%               512,424          8.09            4,147,538

                                                                             105

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AIM - VI Technology                                                  1.90%                 5,184         13.71               71,058
                                                                                    ------------                     --------------
SUBTOTAL                                                                              18,009,965                         94,451,413

AST - Alger All-Cap Growth                                           0.65%               487,430          5.21            2,538,199
AST - Alger All-Cap Growth                                           0.90%                 4,448         13.53               60,202
AST - Alger All-Cap Growth                                           1.00%             1,788,021          5.12            9,147,819
AST - Alger All-Cap Growth                                           1.25%               214,091          6.49            1,389,803
AST - Alger All-Cap Growth                                           1.40%            56,424,646          5.01          282,890,998
AST - Alger All-Cap Growth                                           1.50%               123,773         13.36            1,653,586
AST - Alger All-Cap Growth                                           1.60%                 6,727         10.85               73,018
AST - Alger All-Cap Growth                                           1.65%             1,798,457          9.67           17,393,943
AST - Alger All-Cap Growth                                           1.75%                 7,519         13.29               99,918
AST - Alger All-Cap Growth                                           1.90%               715,598         13.25            9,478,195
AST - Alger All-Cap Growth                                           2.00%               119,566         13.22            1,580,254
AST - Alger All-Cap Growth                                           2.10%                   964         10.79               10,395
AST - Alger All-Cap Growth                                           2.15%               141,575         13.17            1,865,062
AST - Alger All-Cap Growth                                           2.25%               107,188          6.19              663,872
AST - Alger All-Cap Growth                                           2.40%                22,732         13.10              297,839
AST - Alger All-Cap Growth                                           2.50%                 6,346         10.73               68,119
                                                                                    ------------                     --------------
SUBTOTAL                                                                              61,969,083                        329,211,223

AST - Alliance/Bernstein Growth + Value                              0.65%               115,999          9.88            1,145,868
AST - Alliance/Bernstein Growth + Value                              0.90%                 6,731         13.36               89,912
AST - Alliance/Bernstein Growth + Value                              1.00%               111,211          9.75            1,084,429
AST - Alliance/Bernstein Growth + Value                              1.25%               194,363          9.66            1,877,756
AST - Alliance/Bernstein Growth + Value                              1.40%             3,645,932          9.61           35,027,143
AST - Alliance/Bernstein Growth + Value                              1.50%                71,486         13.19              942,708
AST - Alliance/Bernstein Growth + Value                              1.60%                16,087         11.28              181,411
AST - Alliance/Bernstein Growth + Value                              1.65%             1,620,391         10.72           17,375,727
AST - Alliance/Bernstein Growth + Value                              1.75%                 9,651         13.12              126,592
AST - Alliance/Bernstein Growth + Value                              1.85%                 1,922         11.24               21,607

                                                                             106

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Alliance/Bernstein Growth + Value                              1.90%             1,011,797         13.07           13,228,285
AST - Alliance/Bernstein Growth + Value                              2.00%                72,365         13.05              944,065
AST - Alliance/Bernstein Growth + Value                              2.15%               256,194         13.00            3,331,436
AST - Alliance/Bernstein Growth + Value                              2.25%               215,645          9.31            2,006,897
AST - Alliance/Bernstein Growth + Value                              2.40%                 7,165         12.93               92,666
AST - Alliance/Bernstein Growth + Value                              2.50%                 1,191         11.15               13,283
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,358,128                         77,489,783

AST - Alliance Growth                                                0.65%                90,747         13.47            1,222,106
AST - Alliance Growth                                                0.90%                15,248         12.01              183,200
AST - Alliance Growth                                                1.00%               252,570         13.10            3,308,510
AST - Alliance Growth                                                1.15%                   139         11.95                1,657
AST - Alliance Growth                                                1.25%               326,194          6.19            2,020,498
AST - Alliance Growth                                                1.40%            12,184,471         12.65          154,102,221
AST - Alliance Growth                                                1.50%                70,775         11.86              839,431
AST - Alliance Growth                                                1.60%                21,990         10.69              235,054
AST - Alliance Growth                                                1.65%             2,378,881          9.44           22,461,913
AST - Alliance Growth                                                1.75%                 7,799         11.80               92,007
AST - Alliance Growth                                                1.85%                   941         10.66               10,030
AST - Alliance Growth                                                1.90%             1,189,655         11.76           13,988,906
AST - Alliance Growth                                                2.00%                84,417         11.73              990,497
AST - Alliance Growth                                                2.15%               297,369         11.70            3,477,821
AST - Alliance Growth                                                2.25%               307,367          5.91            1,816,446
AST - Alliance Growth                                                2.40%                15,562         11.63              181,014
AST - Alliance Growth                                                2.50%                 4,946         10.57               52,274
                                                                                    ------------                     --------------
SUBTOTAL                                                                              17,249,071                        204,983,585

AST - Alliance Growth & Income                                       0.65%               881,766         27.83           24,539,594
AST - Alliance Growth & Income                                       0.90%               149,444         14.21            2,123,930
AST - Alliance Growth & Income                                       1.00%             1,016,837         23.87           24,267,225
AST - Alliance Growth & Income                                       1.15%                 3,866         14.14               54,658

                                                                             107

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Alliance Growth & Income                                       1.25%             4,119,500         11.24           46,291,324
AST - Alliance Growth & Income                                       1.40%            38,178,898         30.46        1,162,925,646
AST - Alliance Growth & Income                                       1.50%             3,211,198         14.03           45,054,665
AST - Alliance Growth & Income                                       1.60%               361,569         11.63            4,203,901
AST - Alliance Growth & Income                                       1.65%            25,850,508         11.46          296,311,167
AST - Alliance Growth & Income                                       1.75%               421,261         13.96            5,878,756
AST - Alliance Growth & Income                                       1.85%                53,860         11.59              624,281
AST - Alliance Growth & Income                                       1.90%            27,268,224         13.91          379,299,059
AST - Alliance Growth & Income                                       2.00%             2,899,917         13.88           40,250,844
AST - Alliance Growth & Income                                       2.10%                32,525         11.55              375,817
AST - Alliance Growth & Income                                       2.15%             4,694,207         13.83           64,944,219
AST - Alliance Growth & Income                                       2.25%             1,731,512         10.72           18,564,201
AST - Alliance Growth & Income                                       2.40%               564,502         13.76            7,767,613
AST - Alliance Growth & Income                                       2.50%               228,956         11.50            2,632,390
                                                                                    ------------                     --------------
SUBTOTAL                                                                             111,668,550                      2,126,109,292

AST - American Century Income and Growth                             0.65%               524,434         15.20            7,973,436
AST - American Century Income and Growth                             0.90%                45,234         14.10              637,957
AST - American Century Income and Growth                             1.00%               607,957         14.80            8,997,076
AST - American Century Income and Growth                             1.25%               613,909          9.48            5,817,984
AST - American Century Income and Growth                             1.40%            22,392,584         14.33          320,824,603
AST - American Century Income and Growth                             1.50%               233,605         13.92            3,252,486
AST - American Century Income and Growth                             1.60%                45,084         11.85              534,379
AST - American Century Income and Growth                             1.65%             4,670,846         11.57           54,020,150
AST - American Century Income and Growth                             1.75%                39,945         13.85              553,170
AST - American Century Income and Growth                             1.85%                 3,722         11.82               43,978
AST - American Century Income and Growth                             1.90%             2,219,324         13.80           30,634,384
AST - American Century Income and Growth                             2.00%               198,789         13.77            2,738,063
AST - American Century Income and Growth                             2.15%               368,328         13.73            5,056,782
AST - American Century Income and Growth                             2.25%               372,540          9.04            3,368,484
AST - American Century Income and Growth                             2.40%                25,550         13.65              348,873

                                                                             108

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - American Century Income and Growth                             2.50%                 7,407         11.72               86,812
                                                                                    ------------                     --------------
SUBTOTAL                                                                              32,369,257                        444,888,617

AST - American Century Strategic Balanced                            0.65%               121,891         16.05            1,956,877
AST - American Century Strategic Balanced                            0.90%                27,133         12.70              344,529
AST - American Century Strategic Balanced                            1.00%               180,248         15.63            2,816,683
AST - American Century Strategic Balanced                            1.25%               146,721         10.56            1,549,494
AST - American Century Strategic Balanced                            1.40%            11,127,768         15.13          168,349,952
AST - American Century Strategic Balanced                            1.50%               102,109         12.54            1,279,983
AST - American Century Strategic Balanced                            1.60%                 2,728         11.10               30,281
AST - American Century Strategic Balanced                            1.65%             2,335,599         11.46           26,764,108
AST - American Century Strategic Balanced                            1.75%                10,605         12.47              132,228
AST - American Century Strategic Balanced                            1.85%                 2,700         11.06               29,870
AST - American Century Strategic Balanced                            1.90%             1,308,462         12.43           16,261,315
AST - American Century Strategic Balanced                            2.00%               175,763         12.40            2,179,643
AST - American Century Strategic Balanced                            2.15%               186,307         12.36            2,302,904
AST - American Century Strategic Balanced                            2.25%               218,686         10.08            2,203,519
AST - American Century Strategic Balanced                            2.40%                18,231         12.29              224,132
AST - American Century Strategic Balanced                            2.50%                   125         10.98                1,370
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,965,075                        226,426,887

AST - Cohen & Steers Real Estate                                     0.65%               481,197         20.73            9,974,549
AST - Cohen & Steers Real Estate                                     0.90%                56,156         19.25            1,081,034
AST - Cohen & Steers Real Estate                                     1.00%               316,484         20.22            6,400,211
AST - Cohen & Steers Real Estate                                     1.15%                   863         19.15               16,530
AST - Cohen & Steers Real Estate                                     1.25%               281,181         22.03            6,193,410
AST - Cohen & Steers Real Estate                                     1.40%            12,347,410         19.66          242,726,871
AST - Cohen & Steers Real Estate                                     1.50%               304,864         19.00            5,793,834
AST - Cohen & Steers Real Estate                                     1.60%                36,159         14.23              514,610
AST - Cohen & Steers Real Estate                                     1.65%             4,080,180         18.49           75,438,598
AST - Cohen & Steers Real Estate                                     1.75%                41,357         18.90              781,761

                                                                             109

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Cohen & Steers Real Estate                                     1.85%                 2,049         14.19               29,071
AST - Cohen & Steers Real Estate                                     1.90%             2,863,749         18.84           53,957,505
AST - Cohen & Steers Real Estate                                     2.00%               184,027         18.80            3,459,879
AST - Cohen & Steers Real Estate                                     2.15%               538,151         18.74           10,084,948
AST - Cohen & Steers Real Estate                                     2.25%                68,406         14.12              965,734
AST - Cohen & Steers Real Estate                                     2.40%                17,014         18.64              317,125
AST - Cohen & Steers Real Estate                                     2.50%                 5,247         14.07               73,842
                                                                                    ------------                     --------------
SUBTOTAL                                                                              21,624,495                        417,809,512

AST - DeAm Global Allocation                                         0.65%                64,342         19.24            1,237,679
AST - DeAm Global Allocation                                         1.00%               185,361         17.79            3,297,640
AST - DeAm Global Allocation                                         1.25%                78,619          9.55              751,168
AST - DeAm Global Allocation                                         1.40%            10,839,914         18.72          202,872,544
AST - DeAm Global Allocation                                         1.50%                16,079         12.81              205,902
AST - DeAm Global Allocation                                         1.60%                 4,895         11.35               55,579
AST - DeAm Global Allocation                                         1.65%             1,061,887         11.19           11,880,599
AST - DeAm Global Allocation                                         1.75%                14,649         12.74              186,575
AST - DeAm Global Allocation                                         1.90%               278,657         12.70            3,537,681
AST - DeAm Global Allocation                                         2.00%                35,622         12.67              451,269
AST - DeAm Global Allocation                                         2.15%                52,110         12.63              657,992
AST - DeAm Global Allocation                                         2.25%               290,887          9.12            2,651,778
AST - DeAm Global Allocation                                         2.40%                 2,849         12.56               35,783
AST - DeAm Global Allocation                                         2.50%                 2,193         11.23               24,624
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,928,065                        227,846,814

AST - DeAm Large-Cap Value                                           0.65%               188,892         11.47            2,166,878
AST - DeAm Large-Cap Value                                           0.90%                32,263         14.68              473,471
AST - DeAm Large-Cap Value                                           1.00%               138,443         11.30            1,564,819
AST - DeAm Large-Cap Value                                           1.15%                   107         14.60                1,560
AST - DeAm Large-Cap Value                                           1.25%               191,637         11.18            2,143,262
AST - DeAm Large-Cap Value                                           1.40%             6,242,941         11.11           69,376,492

                                                                             110

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - DeAm Large-Cap Value                                           1.50%               114,540         14.49            1,659,395
AST - DeAm Large-Cap Value                                           1.60%                19,713         12.39              244,277
AST - DeAm Large-Cap Value                                           1.65%             2,351,197         12.53           29,460,876
AST - DeAm Large-Cap Value                                           1.75%                46,811         14.41              674,539
AST - DeAm Large-Cap Value                                           1.85%                 6,736         12.35               83,210
AST - DeAm Large-Cap Value                                           1.90%             1,347,344         14.36           19,352,057
AST - DeAm Large-Cap Value                                           2.00%               175,087         14.33            2,509,373
AST - DeAm Large-Cap Value                                           2.15%               234,446         14.29            3,349,220
AST - DeAm Large-Cap Value                                           2.25%               199,601         10.72            2,139,058
AST - DeAm Large-Cap Value                                           2.40%                16,355         14.21              232,376
AST - DeAm Large-Cap Value                                           2.50%                 6,163         12.25               75,522
                                                                                    ------------                     --------------
SUBTOTAL                                                                              11,312,277                        135,506,386

AST - DeAm Small-Cap Growth                                          0.65%               411,808         10.07            4,148,927
AST - DeAm Small-Cap Growth                                          0.90%                 6,072         15.43               93,676
AST - DeAm Small-Cap Growth                                          1.00%               696,332          9.86            6,868,572
AST - DeAm Small-Cap Growth                                          1.15%                   681         15.34               10,456
AST - DeAm Small-Cap Growth                                          1.25%               293,384          7.41            2,175,254
AST - DeAm Small-Cap Growth                                          1.40%            28,867,501          9.63          277,919,174
AST - DeAm Small-Cap Growth                                          1.50%                78,039         15.23            1,188,481
AST - DeAm Small-Cap Growth                                          1.60%                15,137         11.15              168,846
AST - DeAm Small-Cap Growth                                          1.65%             1,618,718         11.98           19,394,890
AST - DeAm Small-Cap Growth                                          1.75%                35,100         15.15              531,673
AST - DeAm Small-Cap Growth                                          1.85%                 3,898         11.12               43,347
AST - DeAm Small-Cap Growth                                          1.90%               779,045         15.10           11,762,405
AST - DeAm Small-Cap Growth                                          2.00%                56,414         15.07              849,924
AST - DeAm Small-Cap Growth                                          2.15%               192,105         15.02            2,884,849
AST - DeAm Small-Cap Growth                                          2.25%               129,475          7.07              915,905
AST - DeAm Small-Cap Growth                                          2.40%                18,825         14.94              281,168
AST - DeAm Small-Cap Growth                                          2.50%                 3,399         11.03               37,493
                                                                                    ------------                     --------------
SUBTOTAL                                                                              33,205,933                        329,275,040

                                                                             111

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - DeAm Small-Cap Value                                           0.65%               118,424         13.34            1,580,010
AST - DeAm Small-Cap Value                                           0.90%                15,274         17.36              265,234
AST - DeAm Small-Cap Value                                           1.00%               130,939         13.22            1,730,595
AST - DeAm Small-Cap Value                                           1.15%                 2,044         17.27               35,306
AST - DeAm Small-Cap Value                                           1.25%               138,078         13.13            1,812,680
AST - DeAm Small-Cap Value                                           1.40%             3,380,289         13.07           44,196,283
AST - DeAm Small-Cap Value                                           1.50%                91,275         17.14            1,564,699
AST - DeAm Small-Cap Value                                           1.60%                 9,395         12.85              120,757
AST - DeAm Small-Cap Value                                           1.65%             2,143,021         12.99           27,830,035
AST - DeAm Small-Cap Value                                           1.75%                39,619         17.05              675,536
AST - DeAm Small-Cap Value                                           1.85%                 4,319         12.81               55,338
AST - DeAm Small-Cap Value                                           1.90%             1,054,696         17.00           17,925,129
AST - DeAm Small-Cap Value                                           2.00%               236,402         16.96            4,009,110
AST - DeAm Small-Cap Value                                           2.15%               213,632         16.90            3,611,231
AST - DeAm Small-Cap Value                                           2.25%                63,057         12.78              805,606
AST - DeAm Small-Cap Value                                           2.40%                14,277         16.81              240,031
AST - DeAm Small-Cap Value                                           2.50%                   634         12.71                8,061
                                                                                    ------------                     --------------
SUBTOTAL                                                                               7,655,375                        106,465,641

AST - Federated Aggressive Growth                                    0.65%               477,568         10.38            4,957,851
AST - Federated Aggressive Growth                                    0.90%                19,826         20.22              400,950
AST - Federated Aggressive Growth                                    1.00%               364,887         10.23            3,732,396
AST - Federated Aggressive Growth                                    1.15%                 1,300         20.12               26,149
AST - Federated Aggressive Growth                                    1.25%             1,169,995         10.12           11,841,683
AST - Federated Aggressive Growth                                    1.40%             9,987,083         10.06          100,437,717
AST - Federated Aggressive Growth                                    1.50%               633,435         19.97           12,646,643
AST - Federated Aggressive Growth                                    1.60%                70,619         12.78              902,484
AST - Federated Aggressive Growth                                    1.65%             4,808,453         15.42           74,133,273
AST - Federated Aggressive Growth                                    1.75%                77,506         19.86            1,539,122
AST - Federated Aggressive Growth                                    1.85%                12,031         12.74              153,281

                                                                             112

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Federated Aggressive Growth                                    1.90%             5,192,693         19.79          102,783,244
AST - Federated Aggressive Growth                                    2.00%               562,771         19.75           11,115,391
AST - Federated Aggressive Growth                                    2.10%                 6,328         12.70               80,367
AST - Federated Aggressive Growth                                    2.15%               808,007         19.69           15,907,361
AST - Federated Aggressive Growth                                    2.25%               324,340          9.70            3,145,467
AST - Federated Aggressive Growth                                    2.40%                95,514         19.58            1,870,230
AST - Federated Aggressive Growth                                    2.50%                53,866         12.64              680,727
                                                                                    ------------                     --------------
SUBTOTAL                                                                              24,666,221                        346,354,336

AST - Gabelli All-Cap Value                                          0.65%               214,855         11.93            2,563,215
AST - Gabelli All-Cap Value                                          0.90%                16,033         15.47              248,023
AST - Gabelli All-Cap Value                                          1.00%               400,981         11.75            4,713,442
AST - Gabelli All-Cap Value                                          1.15%                   531         15.39                8,174
AST - Gabelli All-Cap Value                                          1.25%               256,401         11.63            2,982,195
AST - Gabelli All-Cap Value                                          1.40%            10,602,161         11.56          122,529,320
AST - Gabelli All-Cap Value                                          1.50%               122,314         15.27            1,867,906
AST - Gabelli All-Cap Value                                          1.60%                 4,942         12.24               60,509
AST - Gabelli All-Cap Value                                          1.65%             2,587,064         12.38           32,015,585
AST - Gabelli All-Cap Value                                          1.75%                 9,727         15.19              147,743
AST - Gabelli All-Cap Value                                          1.85%                 6,426         12.21               78,437
AST - Gabelli All-Cap Value                                          1.90%             1,071,977         15.14           16,230,008
AST - Gabelli All-Cap Value                                          2.00%               116,474         15.11            1,759,636
AST - Gabelli All-Cap Value                                          2.10%                 1,376         12.17               16,745
AST - Gabelli All-Cap Value                                          2.15%               256,671         15.06            3,865,105
AST - Gabelli All-Cap Value                                          2.25%               194,765         11.15            2,170,665
AST - Gabelli All-Cap Value                                          2.40%                 8,849         14.98              132,539
AST - Gabelli All-Cap Value                                          2.50%                 7,555         12.11               91,480
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,879,105                        191,480,729

AST - Goldman Sachs Concentrated Growth                              0.65%               225,304         22.68            5,109,980
AST - Goldman Sachs Concentrated Growth                              0.90%                 1,989         12.08               24,036

                                                                             113

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs Concentrated Growth                              1.00%               901,202         21.22           19,124,718
AST - Goldman Sachs Concentrated Growth                              1.15%                   240         12.02                2,882
AST - Goldman Sachs Concentrated Growth                              1.25%               733,920          4.68            3,433,085
AST - Goldman Sachs Concentrated Growth                              1.40%            35,447,070         24.21          858,034,888
AST - Goldman Sachs Concentrated Growth                              1.50%               162,830         11.93            1,942,281
AST - Goldman Sachs Concentrated Growth                              1.60%                 8,927         10.66               95,191
AST - Goldman Sachs Concentrated Growth                              1.65%             2,785,099          9.64           26,846,942
AST - Goldman Sachs Concentrated Growth                              1.75%                25,285         11.86              299,991
AST - Goldman Sachs Concentrated Growth                              1.85%                   884         10.63                9,393
AST - Goldman Sachs Concentrated Growth                              1.90%             1,641,544         11.83           19,412,587
AST - Goldman Sachs Concentrated Growth                              2.00%               122,739         11.80            1,448,357
AST - Goldman Sachs Concentrated Growth                              2.15%               277,607         11.76            3,265,210
AST - Goldman Sachs Concentrated Growth                              2.25%               541,661          4.46            2,417,356
AST - Goldman Sachs Concentrated Growth                              2.40%                10,426         11.70              121,973
AST - Goldman Sachs Concentrated Growth                              2.50%                12,303         10.54              129,731
                                                                                    ------------                     --------------
SUBTOTAL                                                                              42,899,031                        941,718,599

AST - Goldman Sachs High Yield Bond                                  0.65%             1,530,847         17.55           26,865,989
AST - Goldman Sachs High Yield Bond                                  0.90%                57,106         13.63              778,324
AST - Goldman Sachs High Yield Bond                                  1.00%               889,797         16.48           14,662,471
AST - Goldman Sachs High Yield Bond                                  1.15%                   178         13.56                2,408
AST - Goldman Sachs High Yield Bond                                  1.25%               957,756         12.06           11,550,005
AST - Goldman Sachs High Yield Bond                                  1.40%            29,073,001         16.37          475,927,046
AST - Goldman Sachs High Yield Bond                                  1.50%               395,118         13.46            5,316,335
AST - Goldman Sachs High Yield Bond                                  1.60%                51,737         11.37              588,328
AST - Goldman Sachs High Yield Bond                                  1.65%            13,717,125         12.69          174,029,613
AST - Goldman Sachs High Yield Bond                                  1.75%                46,959         13.38              628,441
AST - Goldman Sachs High Yield Bond                                  1.85%                 6,217         11.34               70,482
AST - Goldman Sachs High Yield Bond                                  1.90%             4,901,937         13.34           65,389,572
AST - Goldman Sachs High Yield Bond                                  2.00%               426,333         13.31            5,674,816
AST - Goldman Sachs High Yield Bond                                  2.15%               707,876         13.27            9,391,799

                                                                             114

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs High Yield Bond                                  2.25%               545,726         11.51            6,279,237
AST - Goldman Sachs High Yield Bond                                  2.40%                54,058         13.20              713,341
AST - Goldman Sachs High Yield Bond                                  2.50%                65,084         11.24              731,860
                                                                                    ------------                     --------------
SUBTOTAL                                                                              53,426,855                        798,600,066

AST - Goldman Sachs Mid-Cap Growth                                   0.65%               585,234          4.28            2,505,014
AST - Goldman Sachs Mid-Cap Growth                                   0.90%                22,741         14.87              338,093
AST - Goldman Sachs Mid-Cap Growth                                   1.00%               511,677          4.21            2,154,304
AST - Goldman Sachs Mid-Cap Growth                                   1.15%                   727         14.79               10,743
AST - Goldman Sachs Mid-Cap Growth                                   1.25%             2,232,503          4.44            9,920,792
AST - Goldman Sachs Mid-Cap Growth                                   1.40%            22,942,464          4.13           94,781,064
AST - Goldman Sachs Mid-Cap Growth                                   1.50%               633,571         14.68            9,298,821
AST - Goldman Sachs Mid-Cap Growth                                   1.60%                55,808         12.05              672,208
AST - Goldman Sachs Mid-Cap Growth                                   1.65%             4,375,812         11.80           51,647,198
AST - Goldman Sachs Mid-Cap Growth                                   1.75%               102,613         14.60            1,497,954
AST - Goldman Sachs Mid-Cap Growth                                   1.85%                10,211         12.01              122,616
AST - Goldman Sachs Mid-Cap Growth                                   1.90%             5,139,645         14.55           74,785,969
AST - Goldman Sachs Mid-Cap Growth                                   2.00%               516,261         14.52            7,495,835
AST - Goldman Sachs Mid-Cap Growth                                   2.10%                 5,270         11.97               63,089
AST - Goldman Sachs Mid-Cap Growth                                   2.15%               994,493         14.47           14,392,632
AST - Goldman Sachs Mid-Cap Growth                                   2.25%               457,011          4.24            1,937,600
AST - Goldman Sachs Mid-Cap Growth                                   2.40%               124,672         14.39            1,794,529
AST - Goldman Sachs Mid-Cap Growth                                   2.50%                33,665         11.91              400,981
                                                                                    ------------                     --------------
SUBTOTAL                                                                              38,744,379                        273,819,442

AST - Goldman Sachs Small-Cap Value                                  0.65%               276,076         23.85            6,584,533
AST - Goldman Sachs Small-Cap Value                                  0.90%                 4,003         16.83               67,364
AST - Goldman Sachs Small-Cap Value                                  1.00%               409,460         23.27            9,527,555
AST - Goldman Sachs Small-Cap Value                                  1.15%                 1,591         16.74               26,635
AST - Goldman Sachs Small-Cap Value                                  1.25%                28,076         20.52              576,128
AST - Goldman Sachs Small-Cap Value                                  1.40%            11,890,819         22.62          268,953,909

                                                                             115

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Goldman Sachs Small-Cap Value                                  1.50%                    17         16.61                  283
AST - Goldman Sachs Small-Cap Value                                  1.65%             1,541,897         15.19           23,416,423
AST - Goldman Sachs Small-Cap Value                                  1.75%                   119         16.52                1,958
AST - Goldman Sachs Small-Cap Value                                  1.90%               222,905         16.47            3,671,268
AST - Goldman Sachs Small-Cap Value                                  2.25%                61,521         19.58            1,204,529
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,436,484                        314,030,585

AST - Hotchkis & Wiley Large Cap Value                               0.65%               269,303         23.29            6,272,695
AST - Hotchkis & Wiley Large Cap Value                               0.90%                 7,563         13.48              101,933
AST - Hotchkis & Wiley Large Cap Value                               1.00%               826,374         21.41           17,689,455
AST - Hotchkis & Wiley Large Cap Value                               1.15%                 1,075         13.41               14,412
AST - Hotchkis & Wiley Large Cap Value                               1.25%               417,314         10.25            4,275,667
AST - Hotchkis & Wiley Large Cap Value                               1.40%            23,642,427         21.73          513,670,302
AST - Hotchkis & Wiley Large Cap Value                               1.50%               126,725         13.30            1,686,036
AST - Hotchkis & Wiley Large Cap Value                               1.60%                27,234         11.88              323,529
AST - Hotchkis & Wiley Large Cap Value                               1.65%             3,717,848         11.17           41,512,113
AST - Hotchkis & Wiley Large Cap Value                               1.75%                49,033         13.23              648,867
AST - Hotchkis & Wiley Large Cap Value                               1.85%                 9,024         11.84              106,869
AST - Hotchkis & Wiley Large Cap Value                               1.90%             1,916,775         13.19           25,283,012
AST - Hotchkis & Wiley Large Cap Value                               2.00%               173,888         13.16            2,288,698
AST - Hotchkis & Wiley Large Cap Value                               2.15%               198,898         13.12            2,609,392
AST - Hotchkis & Wiley Large Cap Value                               2.25%               419,818          9.78            4,103,930
AST - Hotchkis & Wiley Large Cap Value                               2.40%                37,159         13.05              484,859
AST - Hotchkis & Wiley Large Cap Value                               2.50%                23,033         11.75              270,569
                                                                                    ------------                     --------------
SUBTOTAL                                                                              31,863,491                        621,342,337

AST - JP Morgan International Equity                                 0.65%               239,273         19.19            4,591,734
AST - JP Morgan International Equity                                 0.90%                32,193         14.97              481,866
AST - JP Morgan International Equity                                 1.00%               340,083         18.02            6,128,596
AST - JP Morgan International Equity                                 1.15%                 1,340         14.89               19,947
AST - JP Morgan International Equity                                 1.25%               553,542          8.24            4,562,802

                                                                             116

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - JP Morgan International Equity                                 1.40%             9,357,236         29.04          271,773,402
AST - JP Morgan International Equity                                 1.50%               192,576         14.78            2,845,640
AST - JP Morgan International Equity                                 1.60%                32,632         12.46              406,611
AST - JP Morgan International Equity                                 1.65%             3,227,380         12.67           40,894,848
AST - JP Morgan International Equity                                 1.75%                22,423         14.70              329,557
AST - JP Morgan International Equity                                 1.85%                 1,120         12.42               13,911
AST - JP Morgan International Equity                                 1.90%             2,064,681         14.65           30,247,348
AST - JP Morgan International Equity                                 2.00%               217,166         14.62            3,174,595
AST - JP Morgan International Equity                                 2.15%               284,319         14.57            4,142,792
AST - JP Morgan International Equity                                 2.25%               428,765          7.86            3,372,110
AST - JP Morgan International Equity                                 2.40%                38,292         14.49              554,933
AST - JP Morgan International Equity                                 2.50%                20,719         12.32              255,294
                                                                                    ------------                     --------------
SUBTOTAL                                                                              17,053,738                        373,795,987

AST - Lord Abbett Bond Debenture                                     0.65%               791,466         13.03           10,314,632
AST - Lord Abbett Bond Debenture                                     0.90%                48,997         12.83              628,706
AST - Lord Abbett Bond Debenture                                     1.00%               496,333         12.84            6,373,417
AST - Lord Abbett Bond Debenture                                     1.25%             1,012,739         12.71           12,867,648
AST - Lord Abbett Bond Debenture                                     1.40%            12,180,168         12.63          153,774,653
AST - Lord Abbett Bond Debenture                                     1.50%               733,437         12.67            9,290,664
AST - Lord Abbett Bond Debenture                                     1.60%                92,187         11.00            1,014,405
AST - Lord Abbett Bond Debenture                                     1.65%             8,369,007         12.26          102,611,482
AST - Lord Abbett Bond Debenture                                     1.75%               108,071         12.60            1,361,619
AST - Lord Abbett Bond Debenture                                     1.85%                14,516         10.97              159,238
AST - Lord Abbett Bond Debenture                                     1.90%             7,337,467         12.56           92,147,579
AST - Lord Abbett Bond Debenture                                     2.00%               904,128         12.53           11,330,028
AST - Lord Abbett Bond Debenture                                     2.10%                 4,145         10.94               45,329
AST - Lord Abbett Bond Debenture                                     2.15%             1,314,642         12.49           16,421,015
AST - Lord Abbett Bond Debenture                                     2.25%               732,155         12.18            8,914,059
AST - Lord Abbett Bond Debenture                                     2.40%               155,764         12.42            1,935,093

                                                                             117

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Lord Abbett Bond Debenture                                     2.50%                85,670         10.88              932,195
                                                                                    ------------                     --------------
SUBTOTAL                                                                              34,380,893                        430,121,762

AST - LSV International Value                                        0.65%               275,575         14.86            4,095,363
AST - LSV International Value                                        0.90%                 3,559         15.60               55,525
AST - LSV International Value                                        1.00%               250,064         14.44            3,611,156
AST - LSV International Value                                        1.25%               233,045          7.01            1,632,970
AST - LSV International Value                                        1.40%             8,761,940         13.89          121,671,051
AST - LSV International Value                                        1.50%                76,147         15.40            1,172,874
AST - LSV International Value                                        1.60%                 5,183         12.85               66,584
AST - LSV International Value                                        1.65%             1,897,468         12.84           24,360,505
AST - LSV International Value                                        1.75%                 6,471         15.32               99,131
AST - LSV International Value                                        1.85%                 6,010         12.81               76,977
AST - LSV International Value                                        1.90%               810,109         15.27           12,370,874
AST - LSV International Value                                        2.00%                69,494         15.24            1,058,923
AST - LSV International Value                                        2.15%               119,845         15.19            1,820,250
AST - LSV International Value                                        2.25%               122,795          6.69              820,952
AST - LSV International Value                                        2.40%                16,366         15.11              247,223
AST - LSV International Value                                        2.50%                 5,736         12.70               72,871
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,659,807                        173,233,229

AST - Marsico Capital Growth                                         0.65%             1,855,254         17.88           33,171,743
AST - Marsico Capital Growth                                         0.90%               182,733         14.26            2,605,090
AST - Marsico Capital Growth                                         1.00%             1,886,570         17.44           32,904,947
AST - Marsico Capital Growth                                         1.15%                 7,160         14.18              101,528
AST - Marsico Capital Growth                                         1.25%             5,717,405          9.67           55,265,685
AST - Marsico Capital Growth                                         1.40%            69,411,271         16.95        1,176,686,751
AST - Marsico Capital Growth                                         1.50%             3,543,455         14.07           49,870,489
AST - Marsico Capital Growth                                         1.60%               386,737         11.74            4,539,317
AST - Marsico Capital Growth                                         1.65%            28,117,321         12.26          344,718,499
AST - Marsico Capital Growth                                         1.75%               479,057         14.00            6,706,030

                                                                             118

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Marsico Capital Growth                                         1.85%                73,444         11.70              859,377
AST - Marsico Capital Growth                                         1.90%            30,793,069         13.95          429,657,956
AST - Marsico Capital Growth                                         2.00%             3,136,817         13.92           43,673,827
AST - Marsico Capital Growth                                         2.10%                32,384         11.66              377,758
AST - Marsico Capital Growth                                         2.15%             4,692,894         13.88           65,127,252
AST - Marsico Capital Growth                                         2.25%             2,016,276          9.22           18,595,098
AST - Marsico Capital Growth                                         2.40%               578,920         13.80            7,990,685
AST - Marsico Capital Growth                                         2.50%               263,104         11.61            3,053,792
                                                                                    ------------                     --------------
SUBTOTAL                                                                             153,173,872                      2,275,905,827

AST - MFS Global Equity                                              0.65%               392,469         11.78            4,622,437
AST - MFS Global Equity                                              0.90%                22,226         14.60              324,582
AST - MFS Global Equity                                              1.00%               256,952         11.56            2,971,217
AST - MFS Global Equity                                              1.15%                   141         14.53                2,049
AST - MFS Global Equity                                              1.25%               213,485         10.98            2,345,128
AST - MFS Global Equity                                              1.40%             7,680,829         11.32           86,963,667
AST - MFS Global Equity                                              1.50%               143,888         14.42            2,074,468
AST - MFS Global Equity                                              1.60%                17,891         12.54              224,324
AST - MFS Global Equity                                              1.65%             2,276,801         13.16           29,951,406
AST - MFS Global Equity                                              1.75%                19,007         14.34              272,553
AST - MFS Global Equity                                              1.85%                 3,805         12.50               47,565
AST - MFS Global Equity                                              1.90%             1,897,254         14.29           27,118,250
AST - MFS Global Equity                                              2.00%                98,046         14.26            1,398,387
AST - MFS Global Equity                                              2.15%               219,580         14.22            3,121,631
AST - MFS Global Equity                                              2.25%               273,401         10.48            2,865,505
AST - MFS Global Equity                                              2.40%                26,943         14.14              380,959
AST - MFS Global Equity                                              2.50%                 5,188         12.40               64,327
                                                                                    ------------                     --------------
SUBTOTAL                                                                              13,547,904                        164,748,455

AST - MFS Growth                                                     0.65%               601,221          7.81            4,696,605
AST - MFS Growth                                                     0.90%                12,399         12.66              156,998

                                                                             119

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - MFS Growth                                                     1.00%               935,270          7.67            7,172,971
AST - MFS Growth                                                     1.15%                   165         12.59                2,082
AST - MFS Growth                                                     1.25%               791,823          7.04            5,574,376
AST - MFS Growth                                                     1.40%            55,056,284          7.51          413,432,013
AST - MFS Growth                                                     1.50%               305,582         12.50            3,819,880
AST - MFS Growth                                                     1.60%                21,410         11.13              238,239
AST - MFS Growth                                                     1.65%             4,529,834          9.97           45,172,052
AST - MFS Growth                                                     1.75%                26,773         12.43              332,879
AST - MFS Growth                                                     1.85%                 4,350         11.09               48,257
AST - MFS Growth                                                     1.90%             2,897,175         12.39           35,904,604
AST - MFS Growth                                                     2.00%               304,760         12.37            3,768,733
AST - MFS Growth                                                     2.15%               442,758         12.33            5,457,470
AST - MFS Growth                                                     2.25%               387,463          6.72            2,602,474
AST - MFS Growth                                                     2.40%                52,718         12.26              646,289
AST - MFS Growth                                                     2.50%                33,940         11.00              373,451
                                                                                    ------------                     --------------
SUBTOTAL                                                                              66,403,925                        529,399,374

AST - Money Market                                                   0.65%             4,248,368         13.83           58,742,227
AST - Money Market                                                   0.90%               199,762          9.97            1,990,897
AST - Money Market                                                   1.00%             1,640,903         12.93           21,221,047
AST - Money Market                                                   1.15%                 2,609          9.91               25,861
AST - Money Market                                                   1.25%             1,663,940         10.46           17,409,824
AST - Money Market                                                   1.40%            62,955,155         13.05          821,515,523
AST - Money Market                                                   1.50%               860,727          9.84            8,468,503
AST - Money Market                                                   1.60%               167,246          9.90            1,655,524
AST - Money Market                                                   1.65%            29,870,576          9.78          292,089,512
AST - Money Market                                                   1.75%               118,431          9.79            1,158,959
AST - Money Market                                                   1.85%                 6,752          9.87               66,631
AST - Money Market                                                   1.90%             8,152,889          9.75           79,525,354
AST - Money Market                                                   2.00%             1,312,019          9.73           12,770,110
AST - Money Market                                                   2.10%                   521          9.84                5,121

                                                                             120

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Money Market                                                   2.15%             1,742,703          9.70           16,906,952
AST - Money Market                                                   2.25%               234,403          9.98            2,340,030
AST - Money Market                                                   2.40%               432,144          9.65            4,169,794
AST - Money Market                                                   2.50%                61,321          9.79              600,242
                                                                                    ------------                     --------------
SUBTOTAL                                                                             113,670,469                      1,340,662,110

AST - Neuberger & Berman Mid-Cap Growth                              0.65%               340,048         20.32            6,910,984
AST - Neuberger & Berman Mid-Cap Growth                              0.90%                10,856         14.17              153,859
AST - Neuberger & Berman Mid-Cap Growth                              1.00%               291,783         19.33            5,641,064
AST - Neuberger & Berman Mid-Cap Growth                              1.15%                   244         14.10                3,436
AST - Neuberger & Berman Mid-Cap Growth                              1.25%               555,161          7.14            3,964,527
AST - Neuberger & Berman Mid-Cap Growth                              1.40%            14,682,453         18.94          278,071,979
AST - Neuberger & Berman Mid-Cap Growth                              1.50%               238,963         13.99            3,343,395
AST - Neuberger & Berman Mid-Cap Growth                              1.60%                20,882         11.83              247,135
AST - Neuberger & Berman Mid-Cap Growth                              1.65%             4,715,303         10.86           51,185,914
AST - Neuberger & Berman Mid-Cap Growth                              1.75%                25,256         13.92              351,462
AST - Neuberger & Berman Mid-Cap Growth                              1.85%                 4,925         11.80               58,106
AST - Neuberger & Berman Mid-Cap Growth                              1.90%             2,211,799         13.87           30,680,030
AST - Neuberger & Berman Mid-Cap Growth                              2.00%               153,923         13.84            2,130,464
AST - Neuberger & Berman Mid-Cap Growth                              2.15%               377,548         13.80            5,208,741
AST - Neuberger & Berman Mid-Cap Growth                              2.25%               369,234          6.81            2,515,733
AST - Neuberger & Berman Mid-Cap Growth                              2.40%                38,051         13.72              522,127
AST - Neuberger & Berman Mid-Cap Growth                              2.50%                18,225         11.70              213,289
                                                                                    ------------                     --------------
SUBTOTAL                                                                              24,054,656                        391,202,244

AST - Neuberger & Berman Mid-Cap Value                               0.65%               726,167         29.33           21,301,529
AST - Neuberger & Berman Mid-Cap Value                               0.90%                60,433         16.43              992,776
AST - Neuberger & Berman Mid-Cap Value                               1.00%               773,869         28.87           22,345,454
AST - Neuberger & Berman Mid-Cap Value                               1.15%                 2,465         16.34               40,281
AST - Neuberger & Berman Mid-Cap Value                               1.25%             1,116,503         16.76           18,712,085
AST - Neuberger & Berman Mid-Cap Value                               1.40%            29,107,554         28.95          842,603,289

                                                                             121

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Neuberger & Berman Mid-Cap Value                               1.50%               989,312         16.22           16,044,297
AST - Neuberger & Berman Mid-Cap Value                               1.60%               108,730         13.12            1,426,624
AST - Neuberger & Berman Mid-Cap Value                               1.65%            11,461,683         14.51          166,269,032
AST - Neuberger & Berman Mid-Cap Value                               1.75%               173,241         16.13            2,794,474
AST - Neuberger & Berman Mid-Cap Value                               1.85%                22,361         13.08              292,486
AST - Neuberger & Berman Mid-Cap Value                               1.90%             9,335,288         16.08          150,096,255
AST - Neuberger & Berman Mid-Cap Value                               2.00%               937,314         16.04           15,038,044
AST - Neuberger & Berman Mid-Cap Value                               2.10%                 6,141         13.04               80,077
AST - Neuberger & Berman Mid-Cap Value                               2.15%             1,457,788         15.99           23,312,625
AST - Neuberger & Berman Mid-Cap Value                               2.25%               537,445         15.99            8,594,149
AST - Neuberger & Berman Mid-Cap Value                               2.40%               154,749         15.91            2,461,331
AST - Neuberger & Berman Mid-Cap Value                               2.50%                95,076         12.97            1,233,594
                                                                                    ------------                     --------------
SUBTOTAL                                                                              57,066,120                      1,293,638,403

AST - PIMCO Limited Maturity Bond                                    0.65%             1,681,588         15.64           26,291,934
AST - PIMCO Limited Maturity Bond                                    0.90%               151,967         10.45            1,588,354
AST - PIMCO Limited Maturity Bond                                    1.00%               981,539         15.19           14,912,535
AST - PIMCO Limited Maturity Bond                                    1.15%                16,942         10.40              176,137
AST - PIMCO Limited Maturity Bond                                    1.25%             2,189,975         12.18           26,666,692
AST - PIMCO Limited Maturity Bond                                    1.40%            43,557,316         14.61          636,356,880
AST - PIMCO Limited Maturity Bond                                    1.50%             1,926,545         10.32           19,878,503
AST - PIMCO Limited Maturity Bond                                    1.60%               264,755         10.07            2,666,053
AST - PIMCO Limited Maturity Bond                                    1.65%            21,299,791         10.55          224,635,247
AST - PIMCO Limited Maturity Bond                                    1.75%               295,271         10.26            3,030,294
AST - PIMCO Limited Maturity Bond                                    1.85%                23,826         10.04              239,180
AST - PIMCO Limited Maturity Bond                                    1.90%            19,103,275         10.23          195,418,724
AST - PIMCO Limited Maturity Bond                                    2.00%             2,764,810         10.21           28,222,145
AST - PIMCO Limited Maturity Bond                                    2.10%                11,324         10.01              113,322
AST - PIMCO Limited Maturity Bond                                    2.15%             2,785,691         10.17           28,342,754
AST - PIMCO Limited Maturity Bond                                    2.25%             1,143,298         11.62           13,283,111
AST - PIMCO Limited Maturity Bond                                    2.40%               301,108         10.12            3,047,061

                                                                             122

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - PIMCO Limited Maturity Bond                                    2.50%               240,337          9.96            2,393,194
                                                                                    ------------                     --------------
SUBTOTAL                                                                              98,739,357                      1,227,262,121

AST - PIMCO Total Return Bond                                        0.65%             1,862,830         19.18           35,732,319
AST - PIMCO Total Return Bond                                        0.90%               258,631         11.05            2,858,545
AST - PIMCO Total Return Bond                                        1.00%             1,880,659         18.32           34,462,826
AST - PIMCO Total Return Bond                                        1.15%                   685         10.99                7,534
AST - PIMCO Total Return Bond                                        1.25%             3,074,732         13.72           42,174,597
AST - PIMCO Total Return Bond                                        1.40%            67,873,952         17.89        1,214,419,538
AST - PIMCO Total Return Bond                                        1.50%             3,124,509         10.91           34,092,139
AST - PIMCO Total Return Bond                                        1.60%               329,463         10.43            3,436,708
AST - PIMCO Total Return Bond                                        1.65%            33,208,749         11.31          375,436,294
AST - PIMCO Total Return Bond                                        1.75%               356,784         10.85            3,872,031
AST - PIMCO Total Return Bond                                        1.85%                35,761         10.40              371,879
AST - PIMCO Total Return Bond                                        1.90%            30,067,874         10.82          325,256,751
AST - PIMCO Total Return Bond                                        2.00%             3,495,678         10.79           37,732,626
AST - PIMCO Total Return Bond                                        2.10%                19,700         10.37              204,227
AST - PIMCO Total Return Bond                                        2.15%             4,319,279         10.76           46,471,421
AST - PIMCO Total Return Bond                                        2.25%             2,344,332         13.09           30,681,023
AST - PIMCO Total Return Bond                                        2.40%               476,033         10.70            5,093,977
AST - PIMCO Total Return Bond                                        2.50%               323,336         10.32            3,335,231
                                                                                    ------------                     --------------
SUBTOTAL                                                                             153,052,987                      2,195,639,665

AST - Sanford Bernstein Core Value                                   0.65%               461,239         12.55            5,790,726
AST - Sanford Bernstein Core Value                                   0.90%                22,129         14.49              320,616
AST - Sanford Bernstein Core Value                                   1.00%               563,995         12.39            6,989,645
AST - Sanford Bernstein Core Value                                   1.15%                 2,440         14.41               35,159
AST - Sanford Bernstein Core Value                                   1.25%               603,508         12.28            7,410,308
AST - Sanford Bernstein Core Value                                   1.40%            10,727,241         12.21          130,982,288
AST - Sanford Bernstein Core Value                                   1.50%               243,464         14.30            3,482,316
AST - Sanford Bernstein Core Value                                   1.60%                45,483         12.00              545,681

                                                                             123

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Sanford Bernstein Core Value                                   1.65%             4,643,022         12.39           57,519,478
AST - Sanford Bernstein Core Value                                   1.75%                51,451         14.23              731,965
AST - Sanford Bernstein Core Value                                   1.85%                 7,978         11.96               95,421
AST - Sanford Bernstein Core Value                                   1.90%             3,959,116         14.18           56,141,682
AST - Sanford Bernstein Core Value                                   2.00%               220,419         14.15            3,118,883
AST - Sanford Bernstein Core Value                                   2.10%                 1,051         11.92               12,528
AST - Sanford Bernstein Core Value                                   2.15%               534,389         14.10            7,536,967
AST - Sanford Bernstein Core Value                                   2.25%               303,689         11.83            3,592,102
AST - Sanford Bernstein Core Value                                   2.40%                49,912         14.03              700,144
AST - Sanford Bernstein Core Value                                   2.50%                57,669         11.86              684,184
                                                                                    ------------                     --------------
SUBTOTAL                                                                              22,498,194                        285,690,093

AST - Sanford Bernstein Managed Index 500                            0.65%             1,028,912         13.51           13,898,415
AST - Sanford Bernstein Managed Index 500                            0.90%                25,139         13.51              339,510
AST - Sanford Bernstein Managed Index 500                            1.00%               721,916         13.18            9,513,562
AST - Sanford Bernstein Managed Index 500                            1.25%               642,882          8.99            5,782,656
AST - Sanford Bernstein Managed Index 500                            1.40%            29,399,671         12.81          376,609,190
AST - Sanford Bernstein Managed Index 500                            1.50%               220,398         13.33            2,938,526
AST - Sanford Bernstein Managed Index 500                            1.60%                18,801         11.44              215,096
AST - Sanford Bernstein Managed Index 500                            1.65%             6,845,372         11.07           75,747,094
AST - Sanford Bernstein Managed Index 500                            1.75%                12,699         13.26              168,409
AST - Sanford Bernstein Managed Index 500                            1.85%                 4,398         11.41               50,158
AST - Sanford Bernstein Managed Index 500                            1.90%             3,486,237         13.22           46,082,158
AST - Sanford Bernstein Managed Index 500                            2.00%               389,368         13.19            5,135,703
AST - Sanford Bernstein Managed Index 500                            2.15%               352,176         13.15            4,630,070
AST - Sanford Bernstein Managed Index 500                            2.25%               343,296          8.58            2,946,150
AST - Sanford Bernstein Managed Index 500                            2.40%                 9,296         13.08              121,548
AST - Sanford Bernstein Managed Index 500                            2.50%                43,627         11.31              493,565
                                                                                    ------------                     --------------
SUBTOTAL                                                                              43,544,187                        544,671,811

                                                                             124

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - Small-Cap Value                                                0.65%               607,239         20.52           12,461,726
AST - Small-Cap Value                                                0.90%                57,773         15.67              905,448
AST - Small-Cap Value                                                1.00%               768,148         19.98           15,344,013
AST - Small-Cap Value                                                1.15%                 1,343         15.59               20,939
AST - Small-Cap Value                                                1.25%             1,293,785         16.64           21,522,760
AST - Small-Cap Value                                                1.40%            24,679,679         19.34          477,277,422
AST - Small-Cap Value                                                1.50%             1,067,140         15.47           16,511,014
AST - Small-Cap Value                                                1.60%               120,010         12.24            1,469,404
AST - Small-Cap Value                                                1.65%            10,785,032         14.22          153,334,871
AST - Small-Cap Value                                                1.75%               141,679         15.39            2,180,320
AST - Small-Cap Value                                                1.85%                16,803         12.21              205,095
AST - Small-Cap Value                                                1.90%            10,169,485         15.34          155,993,458
AST - Small-Cap Value                                                2.00%             1,007,926         15.31           15,427,583
AST - Small-Cap Value                                                2.10%                 7,974         12.17               97,033
AST - Small-Cap Value                                                2.15%             1,690,870         15.26           25,796,989
AST - Small-Cap Value                                                2.25%               465,784         15.87            7,393,069
AST - Small-Cap Value                                                2.40%               166,851         15.17            2,531,821
AST - Small-Cap Value                                                2.50%                91,012         12.11            1,101,943
                                                                                    ------------                     --------------
SUBTOTAL                                                                              53,138,535                        909,574,910

AST - State Street Research Small-Cap Growth                         0.65%               150,542         18.07            2,720,519
AST - State Street Research Small-Cap Growth                         0.90%                 4,127         12.59               51,980
AST - State Street Research Small-Cap Growth                         1.00%               457,541         15.24            6,974,422
AST - State Street Research Small-Cap Growth                         1.25%               107,136         15.97            1,710,738
AST - State Street Research Small-Cap Growth                         1.40%            10,017,370         16.86          168,856,335
AST - State Street Research Small-Cap Growth                         1.50%                82,128         12.43            1,021,078
AST - State Street Research Small-Cap Growth                         1.60%                 8,600          9.43               81,101
AST - State Street Research Small-Cap Growth                         1.65%             2,242,129          9.05           20,295,126
AST - State Street Research Small-Cap Growth                         1.75%                40,854         12.37              505,202
AST - State Street Research Small-Cap Growth                         1.85%                 3,927          9.40               36,914
AST - State Street Research Small-Cap Growth                         1.90%             1,200,247         12.33           14,794,193

                                                                             125

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - State Street Research Small-Cap Growth                         2.00%               113,913         12.30            1,401,055
AST - State Street Research Small-Cap Growth                         2.15%               136,313         12.26            1,671,117
AST - State Street Research Small-Cap Growth                         2.25%                67,370         15.30            1,030,784
AST - State Street Research Small-Cap Growth                         2.40%                23,253         12.19              283,528
AST - State Street Research Small-Cap Growth                         2.50%                 1,044          9.32                9,731
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,656,495                        221,443,824

AST - T. Rowe Price Asset Allocation                                 0.65%               187,867         23.17            4,353,328
AST - T. Rowe Price Asset Allocation                                 0.90%                28,473         13.50              384,518
AST - T. Rowe Price Asset Allocation                                 1.00%               278,007         21.12            5,871,914
AST - T. Rowe Price Asset Allocation                                 1.15%                   779         13.43               10,460
AST - T. Rowe Price Asset Allocation                                 1.25%               357,085         11.39            4,066,610
AST - T. Rowe Price Asset Allocation                                 1.40%            14,874,919         21.61          321,517,572
AST - T. Rowe Price Asset Allocation                                 1.50%               202,648         13.33            2,701,726
AST - T. Rowe Price Asset Allocation                                 1.60%                57,827         11.48              663,633
AST - T. Rowe Price Asset Allocation                                 1.65%             3,551,315         12.13           43,070,806
AST - T. Rowe Price Asset Allocation                                 1.75%                27,099         13.26              359,345
AST - T. Rowe Price Asset Allocation                                 1.85%                 4,487         11.44               51,331
AST - T. Rowe Price Asset Allocation                                 1.90%             2,109,856         13.22           27,887,205
AST - T. Rowe Price Asset Allocation                                 2.00%               349,177         13.19            4,605,334
AST - T. Rowe Price Asset Allocation                                 2.10%                 1,537         11.41               17,534
AST - T. Rowe Price Asset Allocation                                 2.15%               464,055         13.15            6,100,616
AST - T. Rowe Price Asset Allocation                                 2.25%                39,231         11.38              446,609
AST - T. Rowe Price Asset Allocation                                 2.40%                46,336         13.08              605,850
AST - T. Rowe Price Asset Allocation                                 2.50%                 9,373         11.35              106,368
                                                                                    ------------                     --------------
SUBTOTAL                                                                              22,590,070                        422,820,758

AST - T. Rowe Price Global Bond                                      0.65%               590,587         15.42            9,104,057
AST - T. Rowe Price Global Bond                                      0.90%                26,235         12.43              326,153
AST - T. Rowe Price Global Bond                                      1.00%               226,266         15.10            3,417,270
AST - T. Rowe Price Global Bond                                      1.15%                 1,897         12.37               23,456

                                                                             126

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - T. Rowe Price Global Bond                                      1.25%               657,913         14.73            9,690,210
AST - T. Rowe Price Global Bond                                      1.40%            10,944,176         14.35          157,101,642
AST - T. Rowe Price Global Bond                                      1.50%               759,419         12.27            9,320,420
AST - T. Rowe Price Global Bond                                      1.60%                85,967         11.06              951,167
AST - T. Rowe Price Global Bond                                      1.65%             4,717,821         13.45           63,466,457
AST - T. Rowe Price Global Bond                                      1.75%               103,452         12.21            1,262,849
AST - T. Rowe Price Global Bond                                      1.85%                 9,789         11.03              107,969
AST - T. Rowe Price Global Bond                                      1.90%             6,387,668         12.17           77,722,944
AST - T. Rowe Price Global Bond                                      2.00%               712,411         12.14            8,649,700
AST - T. Rowe Price Global Bond                                      2.10%                 9,975         11.00              109,685
AST - T. Rowe Price Global Bond                                      2.15%             1,195,848         12.10           14,472,183
AST - T. Rowe Price Global Bond                                      2.25%               191,816         14.05            2,695,628
AST - T. Rowe Price Global Bond                                      2.40%               137,089         12.04            1,650,083
AST - T. Rowe Price Global Bond                                      2.50%                43,652         10.94              477,601
                                                                                    ------------                     --------------
SUBTOTAL                                                                              26,801,980                        360,549,474

AST - T. Rowe Price Natural Resources                                0.65%               203,341         33.46            6,804,795
AST - T. Rowe Price Natural Resources                                0.90%                43,046         17.98              773,945
AST - T. Rowe Price Natural Resources                                1.00%               130,930         32.52            4,257,666
AST - T. Rowe Price Natural Resources                                1.15%                 1,544         17.88               27,619
AST - T. Rowe Price Natural Resources                                1.25%               192,336         17.81            3,424,867
AST - T. Rowe Price Natural Resources                                1.40%             5,064,556         31.27          158,366,980
AST - T. Rowe Price Natural Resources                                1.50%               148,837         17.75            2,641,821
AST - T. Rowe Price Natural Resources                                1.60%                15,011         14.52              217,953
AST - T. Rowe Price Natural Resources                                1.65%             2,040,188         16.25           33,152,149
AST - T. Rowe Price Natural Resources                                1.75%                37,223         17.65              657,156
AST - T. Rowe Price Natural Resources                                1.85%                 1,819         14.48               26,329
AST - T. Rowe Price Natural Resources                                1.90%             1,025,462         17.60           18,045,459
AST - T. Rowe Price Natural Resources                                2.00%               172,186         17.56            3,023,495
AST - T. Rowe Price Natural Resources                                2.15%               158,672         17.50            2,777,175
AST - T. Rowe Price Natural Resources                                2.25%                41,428         14.40              596,694

                                                                             127

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
AST - T. Rowe Price Natural Resources                                2.40%                37,779         17.41              657,652
AST - T. Rowe Price Natural Resources                                2.50%                13,776         14.36              197,797
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,328,133                        235,649,553

AST - William Blair International Growth                             0.65%             1,259,678         16.65           20,976,940
AST - William Blair International Growth                             0.90%                84,493         15.55            1,313,476
AST - William Blair International Growth                             1.00%             1,562,369         16.21           25,324,857
AST - William Blair International Growth                             1.15%                 1,728         15.46               26,712
AST - William Blair International Growth                             1.25%             1,953,907         16.42           32,085,917
AST - William Blair International Growth                             1.40%            45,657,803         15.69          716,508,777
AST - William Blair International Growth                             1.50%             1,986,105         15.35           30,480,160
AST - William Blair International Growth                             1.60%               216,886         12.07            2,618,002
AST - William Blair International Growth                             1.65%            11,265,470         15.30          172,331,375
AST - William Blair International Growth                             1.75%               291,719         15.26            4,452,902
AST - William Blair International Growth                             1.85%                38,033         12.03              457,677
AST - William Blair International Growth                             1.90%            15,481,627         15.21          235,552,493
AST - William Blair International Growth                             2.00%             1,821,924         15.18           27,660,798
AST - William Blair International Growth                             2.10%                19,719         12.00              236,558
AST - William Blair International Growth                             2.15%             2,722,552         15.13           41,200,412
AST - William Blair International Growth                             2.25%               545,076         15.74            8,576,920
AST - William Blair International Growth                             2.40%               325,809         15.05            4,903,824
AST - William Blair International Growth                             2.50%               135,829         11.94            1,621,327
                                                                                    ------------                     --------------
SUBTOTAL                                                                              85,370,725                      1,326,329,125

Davis - Value                                                        1.40%               759,190         10.23            7,767,806
Davis - Value                                                        1.65%                13,669         14.13              193,148
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 772,859                          7,960,954

Evergreen - VA Foundation                                            1.40%               808,326          9.27            7,492,604
Evergreen - VA Foundation                                            1.65%                   195         10.88                2,126
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 808,522                          7,494,729

                                                                             128

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA                                                       1.40%               250,350         11.14            2,789,088
Evergreen - VA                                                       1.65%                 5,127         11.11               56,963
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 255,477                          2,846,051

Evergreen - VA Growth & Income                                       1.40%               549,326         11.29            6,201,151
Evergreen - VA Growth & Income                                       1.65%                 5,309         11.26               59,774
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 554,636                          6,260,925

Evergreen - VA International Equity                                  0.65%                50,975         12.39              631,436
Evergreen - VA International Equity                                  0.90%                   637         12.35                7,868
Evergreen - VA International Equity                                  1.00%                51,412         12.34              634,449
Evergreen - VA International Equity                                  1.25%                62,400         12.31              767,972
Evergreen - VA International Equity                                  1.40%             1,401,461         12.48           17,483,485
Evergreen - VA International Equity                                  1.50%                24,314         12.27              298,437
Evergreen - VA International Equity                                  1.60%                14,337         12.26              175,786
Evergreen - VA International Equity                                  1.65%               414,631         13.66            5,664,258
Evergreen - VA International Equity                                  1.75%                 7,296         12.24               89,312
Evergreen - VA International Equity                                  1.90%               195,986         14.94            2,928,742
Evergreen - VA International Equity                                  2.00%                32,858         12.21              401,119
Evergreen - VA International Equity                                  2.15%                67,201         14.86              998,820
Evergreen - VA International Equity                                  2.25%                83,727         12.40            1,037,942
Evergreen - VA International Equity                                  2.40%                 7,362         14.78              108,835
Evergreen - VA International Equity                                  2.50%                 2,878         12.36               35,567
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,417,477                         31,264,027

Evergreen - VA Omega                                                 0.65%                57,316          9.97              571,592
Evergreen - VA Omega                                                 0.90%                 2,865         14.19               40,660
Evergreen - VA Omega                                                 1.00%                29,895          9.84              294,287
Evergreen - VA Omega                                                 1.25%                26,849          9.75              261,864
Evergreen - VA Omega                                                 1.40%             3,262,681          7.20           23,497,754

                                                                             129

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA Omega                                                 1.50%                22,947         14.01              321,449
Evergreen - VA Omega                                                 1.60%                 1,787         11.04               19,723
Evergreen - VA Omega                                                 1.65%               570,123         11.29            6,437,416
Evergreen - VA Omega                                                 1.75%                   263         13.93                3,666
Evergreen - VA Omega                                                 1.85%                 3,387         11.00               37,268
Evergreen - VA Omega                                                 1.90%               387,493         13.89            5,381,480
Evergreen - VA Omega                                                 2.00%                31,153         13.86              431,721
Evergreen - VA Omega                                                 2.15%               108,796         13.81            1,502,808
Evergreen - VA Omega                                                 2.25%                84,876          9.40              797,432
Evergreen - VA Omega                                                 2.40%                 3,028         13.74               41,605
Evergreen - VA Omega                                                 2.50%                30,383         10.92              331,654
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,623,843                         39,972,378

Evergreen - VA Special Equity                                        0.65%               181,036         11.65            2,109,351
Evergreen - VA Special Equity                                        0.90%                 9,351         15.58              145,705
Evergreen - VA Special Equity                                        1.00%                64,019         11.44              732,331
Evergreen - VA Special Equity                                        1.15%                   473         15.50                7,328
Evergreen - VA Special Equity                                        1.25%                92,559          9.57              885,799
Evergreen - VA Special Equity                                        1.40%             2,600,814         11.20           29,130,573
Evergreen - VA Special Equity                                        1.50%                71,520         15.38            1,100,160
Evergreen - VA Special Equity                                        1.60%                 8,000         10.64               85,154
Evergreen - VA Special Equity                                        1.65%               702,643         11.58            8,133,361
Evergreen - VA Special Equity                                        1.75%                27,564         15.30              421,723
Evergreen - VA Special Equity                                        1.90%               509,734         15.25            7,773,663
Evergreen - VA Special Equity                                        2.00%                46,748         15.22              711,392
Evergreen - VA Special Equity                                        2.15%               177,731         15.17            2,695,852
Evergreen - VA Special Equity                                        2.25%               114,259          9.13            1,043,288
Evergreen - VA Special Equity                                        2.40%                 3,411         15.09               51,456
Evergreen - VA Special Equity                                        2.50%                26,034         10.53              274,027
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,635,898                         55,301,162

                                                                             130

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Evergreen - VA Special Values                                        1.40%               298,186         18.61            5,549,997
Evergreen - VA Special Values                                        1.65%                23,579         15.43              363,729
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 321,764                          5,913,725

Evergreen - VA Strategic Income                                      1.40%               465,765         14.38            6,697,198
Evergreen - VA Strategic Income                                      1.65%                10,303         12.55              129,278
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 476,068                          6,826,476

First Trust - 10 Uncommon Values                                     0.65%                28,099          4.50              126,572
First Trust - 10 Uncommon Values                                     1.00%               354,977          4.93            1,750,848
First Trust - 10 Uncommon Values                                     1.25%                33,075          4.38              144,979
First Trust - 10 Uncommon Values                                     1.40%             1,576,634          4.35            6,863,758
First Trust - 10 Uncommon Values                                     1.65%                91,924         10.03              921,928
First Trust - 10 Uncommon Values                                     1.90%                    28         14.39                  405
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,084,738                          9,808,491

First Trust - Energy                                                 1.00%               198,655         17.79            3,533,200
First Trust - Energy                                                 1.25%                11,972         17.79              213,028
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 210,626                          3,746,228

First Trust - Financial Services                                     1.00%               290,713         14.56            4,232,822
First Trust - Financial Services                                     1.25%                28,044         14.57              408,540
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 318,758                          4,641,362

First Trust - Global Target 15                                       0.65%                 4,880         11.93               58,204
First Trust - Global Target 15                                       0.90%                 4,186         11.91               49,841
First Trust - Global Target 15                                       1.00%               274,150         13.15            3,604,232
First Trust - Global Target 15                                       1.25%                22,405         16.05              359,533
First Trust - Global Target 15                                       1.40%               708,706         11.87            8,410,833
First Trust - Global Target 15                                       1.50%                22,182         15.96              354,055
First Trust - Global Target 15                                       1.60%                   927         11.85               10,988

                                                                             131

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - Global Target 15                                       1.65%               311,233         11.85            3,687,473
First Trust - Global Target 15                                       1.75%                16,155         15.88              256,476
First Trust - Global Target 15                                       1.85%                   638         11.83                7,549
First Trust - Global Target 15                                       1.90%               303,452         11.83            3,589,226
First Trust - Global Target 15                                       2.00%               108,014         11.82            1,276,727
First Trust - Global Target 15                                       2.15%                65,909         11.81              778,255
First Trust - Global Target 15                                       2.25%                 6,777         11.80               79,967
First Trust - Global Target 15                                       2.40%                 4,718         11.79               55,618
First Trust - Global Target 15                                       2.50%                 3,816         11.78               44,955
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,858,147                         22,623,931

First Trust - NASDAQ Target 15                                       0.65%                 2,813         10.73               30,175
First Trust - NASDAQ Target 15                                       1.00%               461,045          8.57            3,953,215
First Trust - NASDAQ Target 15                                       1.25%                 7,266         12.54               91,103
First Trust - NASDAQ Target 15                                       1.40%               192,036         10.67            2,049,884
First Trust - NASDAQ Target 15                                       1.65%                82,809         10.66              882,448
First Trust - NASDAQ Target 15                                       1.90%                 1,635         10.64               17,392
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 747,603                          7,024,218

First Trust - Pharmaceutical                                         1.00%               334,011          9.75            3,256,928
First Trust - Pharmaceutical                                         1.25%                24,800         11.26              279,229
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 358,811                          3,536,157

First Trust - S&P Target 24                                          0.65%                   999         10.82               10,810
First Trust - S&P Target 24                                          1.00%               602,226          8.21            4,946,899
First Trust - S&P Target 24                                          1.25%                43,536         13.34              580,855
First Trust - S&P Target 24                                          1.40%               259,946         10.76            2,798,229
First Trust - S&P Target 24                                          1.50%                37,547         13.27              498,272
First Trust - S&P Target 24                                          1.60%                 5,280         10.75               56,756
First Trust - S&P Target 24                                          1.65%               173,851         10.75            1,868,304
First Trust - S&P Target 24                                          1.75%                27,172         13.20              358,645

                                                                             132

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - S&P Target 24                                          1.85%                 1,630         10.73               17,493
First Trust - S&P Target 24                                          1.90%               152,355         10.73            1,634,525
First Trust - S&P Target 24                                          2.00%                38,677         10.72              414,663
First Trust - S&P Target 24                                          2.15%                72,575         10.71              777,300
First Trust - S&P Target 24                                          2.25%                11,933         10.70              127,723
First Trust - S&P Target 24                                          2.40%                 3,409         10.69               36,454
First Trust - S&P Target 24                                          2.50%                 2,359         10.68               25,206
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,433,496                         14,152,134

First Trust - Target Managed VIP                                     0.65%                14,798         11.40              168,681
First Trust - Target Managed VIP                                     0.90%                38,020         11.38              432,672
First Trust - Target Managed VIP                                     1.00%             1,696,945          9.30           15,773,959
First Trust - Target Managed VIP                                     1.25%               695,591         14.64           10,180,212
First Trust - Target Managed VIP                                     1.40%             1,435,179         11.34           16,277,960
First Trust - Target Managed VIP                                     1.50%               246,099         14.56            3,582,414
First Trust - Target Managed VIP                                     1.60%               142,741         11.33            1,616,808
First Trust - Target Managed VIP                                     1.65%             1,777,315         11.32           20,124,601
First Trust - Target Managed VIP                                     1.75%               168,841         14.48            2,444,586
First Trust - Target Managed VIP                                     1.85%                 8,734         11.31               98,768
First Trust - Target Managed VIP                                     1.90%             1,562,078         11.30           17,657,723
First Trust - Target Managed VIP                                     2.00%             1,057,901         11.30           11,950,440
First Trust - Target Managed VIP                                     2.10%                16,433         11.29              185,503
First Trust - Target Managed VIP                                     2.15%               429,320         11.28            4,844,837
First Trust - Target Managed VIP                                     2.25%                40,194         11.28              453,278
First Trust - Target Managed VIP                                     2.40%               217,324         11.27            2,448,326
First Trust - Target Managed VIP                                     2.50%                23,730         11.26              267,156
                                                                                    ------------                     --------------
SUBTOTAL                                                                               9,571,243                        108,507,923

First Trust - Technology                                             1.00%               355,175          4.77            1,694,457
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 355,175                          1,694,457

                                                                             133

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
First Trust - The Dow Dart 10                                        0.65%                    59         10.55                  619
First Trust - The Dow Dart 10                                        1.00%               422,085          8.24            3,479,036
First Trust - The Dow Dart 10                                        1.25%                24,245         12.35              299,479
First Trust - The Dow Dart 10                                        1.40%               306,364         10.50            3,216,514
First Trust - The Dow Dart 10                                        1.50%                25,135         12.29              308,815
First Trust - The Dow Dart 10                                        1.60%                 4,769         10.48               49,999
First Trust - The Dow Dart 10                                        1.65%               155,695         10.48            1,631,888
First Trust - The Dow Dart 10                                        1.75%                19,323         12.22              236,135
First Trust - The Dow Dart 10                                        1.85%                 1,597         10.47               16,716
First Trust - The Dow Dart 10                                        1.90%               160,820         10.46            1,682,772
First Trust - The Dow Dart 10                                        2.00%                78,082         10.46              816,461
First Trust - The Dow Dart 10                                        2.15%                82,728         10.45              864,169
First Trust - The Dow Dart 10                                        2.25%                 3,913         10.44               40,851
First Trust - The Dow Dart 10                                        2.40%                10,531         10.43              109,818
First Trust - The Dow Dart 10                                        2.50%                   105         10.42                1,096
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,295,452                         12,754,366

First Trust - Value Line Target 25                                   0.65%                10,691         12.67              135,480
First Trust - Value Line Target 25                                   1.00%             1,459,834          3.85            5,621,496
First Trust - Value Line Target 25                                   1.25%                33,213         16.61              551,672
First Trust - Value Line Target 25                                   1.40%               831,734         12.61           10,487,318
First Trust - Value Line Target 25                                   1.65%               389,792         12.59            4,906,626
First Trust - Value Line Target 25                                   1.90%                 4,909         12.57               61,684
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,730,172                         21,764,275

Gartmore - GVIT Developing Markets                                   0.65%               714,218         11.46            8,187,655
Gartmore - GVIT Developing Markets                                   0.90%                42,079         18.68              786,147
Gartmore - GVIT Developing Markets                                   1.00%               481,903         11.15            5,373,618
Gartmore - GVIT Developing Markets                                   1.15%                 2,102         18.58               39,067
Gartmore - GVIT Developing Markets                                   1.25%               264,541         12.52            3,312,530
Gartmore - GVIT Developing Markets                                   1.40%            10,026,904         10.77          107,950,400

                                                                             134

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Gartmore - GVIT Developing Markets                                   1.50%               118,837         18.44            2,191,830
Gartmore - GVIT Developing Markets                                   1.60%                31,734         12.85              407,646
Gartmore - GVIT Developing Markets                                   1.65%             2,103,950         16.02           33,701,323
Gartmore - GVIT Developing Markets                                   1.75%                26,850         18.35              492,569
Gartmore - GVIT Developing Markets                                   1.85%                   629         12.81                8,054
Gartmore - GVIT Developing Markets                                   1.90%               934,258         18.29           17,083,657
Gartmore - GVIT Developing Markets                                   2.00%               161,653         18.25            2,949,582
Gartmore - GVIT Developing Markets                                   2.15%               141,365         18.19            2,571,047
Gartmore - GVIT Developing Markets                                   2.25%                25,630         12.74              326,584
Gartmore - GVIT Developing Markets                                   2.40%                17,121         18.09              309,703
Gartmore - GVIT Developing Markets                                   2.50%                11,161         12.70              141,774
                                                                                    ------------                     --------------
SUBTOTAL                                                                              15,104,933                        185,833,186

Liberty - Asset Allocation VS                                        1.00%             1,615,224         12.79           20,666,117
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,615,224                         20,666,117

Liberty - Columbia High Yield VS                                     1.00%                73,544         13.99            1,029,108
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  73,544                          1,029,108

Liberty - Columbia Real Estate Equity VS                             1.00%                27,977         19.51              545,899
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  27,977                            545,899

Liberty - Equity VS                                                  1.00%             1,038,661         19.67           20,425,638
Liberty - Equity VS                                                  1.25%                   505         12.48                6,301
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,039,166                         20,431,939

Liberty - Federal Securities VS                                      1.00%               471,593          9.93            4,680,588
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 471,593                          4,680,588

Liberty - Money Market VS                                            1.00%               400,355          9.96            3,987,940
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 400,355                          3,987,940

                                                                             135

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Liberty - Small Company Growth VS                                    1.00%               114,071         16.59            1,891,983
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 114,071                          1,891,983

ProFunds - VP Asia 30                                                0.65%               124,486         12.63            1,572,612
ProFunds - VP Asia 30                                                0.90%                   307         15.91                4,891
ProFunds - VP Asia 30                                                1.00%                50,380         12.51              630,469
ProFunds - VP Asia 30                                                1.25%                63,254         12.43              786,265
ProFunds - VP Asia 30                                                1.40%             1,589,327         12.38           19,675,590
ProFunds - VP Asia 30                                                1.50%                20,171         15.71              316,816
ProFunds - VP Asia 30                                                1.60%                 7,026         10.22               71,785
ProFunds - VP Asia 30                                                1.65%               896,010         12.30           11,017,558
ProFunds - VP Asia 30                                                1.75%                18,117         15.62              283,023
ProFunds - VP Asia 30                                                1.85%                    98         10.19                1,003
ProFunds - VP Asia 30                                                1.90%               253,337         15.57            3,944,795
ProFunds - VP Asia 30                                                2.00%                74,988         15.54            1,165,152
ProFunds - VP Asia 30                                                2.15%                67,805         15.49            1,050,124
ProFunds - VP Asia 30                                                2.25%                28,325         10.14              287,070
ProFunds - VP Asia 30                                                2.40%                 5,612         15.40               86,439
ProFunds - VP Asia 30                                                2.50%                 6,081         10.10               61,442
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,205,324                         40,955,033

ProFunds - VP Banks                                                  0.65%               165,023         12.31            2,031,008
ProFunds - VP Banks                                                  1.00%                14,584         12.19              177,803
ProFunds - VP Banks                                                  1.25%                12,480         12.11              151,128
ProFunds - VP Banks                                                  1.40%               375,128         12.06            4,524,376
ProFunds - VP Banks                                                  1.50%                12,919         14.22              183,764
ProFunds - VP Banks                                                  1.60%                 2,773         11.67               32,363
ProFunds - VP Banks                                                  1.65%               229,711         11.98            2,751,824
ProFunds - VP Banks                                                  1.75%                 2,561         14.15               36,231
ProFunds - VP Banks                                                  1.90%               171,696         14.10            2,421,362
ProFunds - VP Banks                                                  2.00%                 8,847         14.07              124,499

                                                                             136

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Banks                                                  2.15%                29,071         14.03              407,770
ProFunds - VP Banks                                                  2.25%                20,936         11.58              242,413
ProFunds - VP Banks                                                  2.40%                   788         13.95               10,992
ProFunds - VP Banks                                                  2.50%                   582         11.54                6,713
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,047,097                         13,102,246

ProFunds - VP Basic Materials                                        0.65%               167,864         12.19            2,046,397
ProFunds - VP Basic Materials                                        0.90%                 6,871         14.75              101,317
ProFunds - VP Basic Materials                                        1.00%                72,530         12.08              875,905
ProFunds - VP Basic Materials                                        1.15%                   360         14.67                5,283
ProFunds - VP Basic Materials                                        1.25%                42,597         12.00              510,962
ProFunds - VP Basic Materials                                        1.40%               992,142         11.95           11,852,717
ProFunds - VP Basic Materials                                        1.50%                17,377         14.56              252,942
ProFunds - VP Basic Materials                                        1.60%                 9,417         12.54              118,045
ProFunds - VP Basic Materials                                        1.65%               529,237         11.87            6,279,872
ProFunds - VP Basic Materials                                        1.75%                   648         14.48                9,382
ProFunds - VP Basic Materials                                        1.90%               170,212         14.43            2,456,426
ProFunds - VP Basic Materials                                        2.00%                23,555         14.40              339,204
ProFunds - VP Basic Materials                                        2.15%                35,537         14.35              510,094
ProFunds - VP Basic Materials                                        2.25%                15,658         12.43              194,703
ProFunds - VP Basic Materials                                        2.40%                 3,155         14.28               45,036
ProFunds - VP Basic Materials                                        2.50%                 1,245         12.40               15,436
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,088,406                         25,613,720

ProFunds - VP Bear                                                   0.65%                98,354          9.31              915,904
ProFunds - VP Bear                                                   0.90%                 4,246          6.74               28,614
ProFunds - VP Bear                                                   1.00%                53,812          9.18              494,196
ProFunds - VP Bear                                                   1.25%                16,155          9.09              146,896
ProFunds - VP Bear                                                   1.40%             1,605,788          9.04           14,513,574
ProFunds - VP Bear                                                   1.50%                 5,797          6.65               38,566
ProFunds - VP Bear                                                   1.60%                 1,186          8.21                9,742
ProFunds - VP Bear                                                   1.65%             1,202,242          7.45            8,953,955

                                                                             137

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Bear                                                   1.75%                42,157          6.62              278,927
ProFunds - VP Bear                                                   1.85%                   532          8.19                4,355
ProFunds - VP Bear                                                   1.90%               289,105          6.60            1,906,652
ProFunds - VP Bear                                                   2.00%                41,480          6.58              272,968
ProFunds - VP Bear                                                   2.15%                60,475          6.56              396,681
ProFunds - VP Bear                                                   2.25%                10,709          8.15               87,262
ProFunds - VP Bear                                                   2.40%                14,578          6.52               95,108
ProFunds - VP Bear                                                   2.50%                 1,621          8.12               13,164
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,448,238                         28,156,564

ProFunds - VP Biotechnology                                          0.65%               133,501          7.92            1,057,424
ProFunds - VP Biotechnology                                          1.00%                28,189          7.81              220,190
ProFunds - VP Biotechnology                                          1.25%                32,726          7.73              253,095
ProFunds - VP Biotechnology                                          1.40%             1,972,432          7.69           15,162,865
ProFunds - VP Biotechnology                                          1.65%               757,678         10.52            7,971,527
ProFunds - VP Biotechnology                                          1.90%                 5,878         14.56               85,580
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,930,404                         24,750,681

ProFunds - VP Bull                                                   0.65%               617,953         10.82            6,686,808
ProFunds - VP Bull                                                   0.90%                14,279         13.10              187,071
ProFunds - VP Bull                                                   1.00%             1,644,159         10.72           17,624,365
ProFunds - VP Bull                                                   1.25%               412,259         10.65            4,389,441
ProFunds - VP Bull                                                   1.40%            12,175,030         10.60          129,104,207
ProFunds - VP Bull                                                   1.50%               182,468         12.93            2,359,877
ProFunds - VP Bull                                                   1.60%                26,383         11.34              299,214
ProFunds - VP Bull                                                   1.65%             8,215,358         10.53           86,527,840
ProFunds - VP Bull                                                   1.75%                15,572         12.86              200,310
ProFunds - VP Bull                                                   1.85%                    40         11.31                  450
ProFunds - VP Bull                                                   1.90%             2,052,500         12.82           26,317,251
ProFunds - VP Bull                                                   2.00%               171,187         12.79            2,190,223
ProFunds - VP Bull                                                   2.10%                 1,158         11.27               13,048
ProFunds - VP Bull                                                   2.15%               570,114         12.75            7,270,605

                                                                             138

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Bull                                                   2.25%                31,600         11.25              355,498
ProFunds - VP Bull                                                   2.40%                88,697         12.68            1,125,025
ProFunds - VP Bull                                                   2.50%                12,971         11.21              145,465
                                                                                    ------------                     --------------
SUBTOTAL                                                                              26,231,728                        284,796,698

ProFunds - VP Consumer Goods                                         0.65%                24,590         10.65              261,780
ProFunds - VP Consumer Goods                                         0.90%                18,767         12.60              236,494
ProFunds - VP Consumer Goods                                         1.00%                30,219         10.55              318,692
ProFunds - VP Consumer Goods                                         1.25%                 7,578         10.47               79,383
ProFunds - VP Consumer Goods                                         1.40%               282,872         10.43            2,951,053
ProFunds - VP Consumer Goods                                         1.50%                 8,109         12.44              100,885
ProFunds - VP Consumer Goods                                         1.60%                 3,092         11.49               35,532
ProFunds - VP Consumer Goods                                         1.65%               369,007         10.36            3,823,662
ProFunds - VP Consumer Goods                                         1.75%                   147         12.37                1,816
ProFunds - VP Consumer Goods                                         1.90%               102,706         12.33            1,266,724
ProFunds - VP Consumer Goods                                         2.00%                 8,437         12.31              103,838
ProFunds - VP Consumer Goods                                         2.15%                54,297         12.27              666,063
ProFunds - VP Consumer Goods                                         2.25%                 9,175         11.40              104,586
ProFunds - VP Consumer Goods                                         2.40%                 1,731         12.20               21,120
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 920,728                          9,971,629

ProFunds - VP Consumer Services                                      0.65%               195,868          9.82            1,924,188
ProFunds - VP Consumer Services                                      1.00%                 4,244          9.73               41,301
ProFunds - VP Consumer Services                                      1.25%                20,288          9.67              196,114
ProFunds - VP Consumer Services                                      1.40%               386,496          9.63            3,720,839
ProFunds - VP Consumer Services                                      1.50%                27,094         12.41              336,297
ProFunds - VP Consumer Services                                      1.60%                10,848         10.78              116,934
ProFunds - VP Consumer Services                                      1.65%               430,620          9.56            4,117,609
ProFunds - VP Consumer Services                                      1.75%                    65         12.35                  797
ProFunds - VP Consumer Services                                      1.90%                87,433         12.31            1,075,899
ProFunds - VP Consumer Services                                      2.00%                17,197         12.28              211,159
ProFunds - VP Consumer Services                                      2.15%                 8,198         12.24              100,331

                                                                             139

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Consumer Services                                      2.25%                 2,087         10.69               22,314
ProFunds - VP Consumer Services                                      2.40%                 1,211         12.17               14,737
ProFunds - VP Consumer Services                                      2.50%                    14         10.66                  144
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,191,661                         11,878,663

ProFunds - VP Europe 30                                              0.65%               328,576          9.24            3,037,529
ProFunds - VP Europe 30                                              0.90%                33,131         15.12              501,006
ProFunds - VP Europe 30                                              1.00%                71,810          9.08              651,750
ProFunds - VP Europe 30                                              1.25%               201,444          7.90            1,591,452
ProFunds - VP Europe 30                                              1.40%             7,338,766          8.89           65,217,058
ProFunds - VP Europe 30                                              1.50%                13,634         14.93              203,535
ProFunds - VP Europe 30                                              1.60%                 2,913         12.49               36,392
ProFunds - VP Europe 30                                              1.65%             1,812,435         12.17           22,059,649
ProFunds - VP Europe 30                                              1.75%                19,592         14.85              290,906
ProFunds - VP Europe 30                                              1.85%                   140         12.45                1,749
ProFunds - VP Europe 30                                              1.90%               313,111         14.80            4,634,199
ProFunds - VP Europe 30                                              2.00%                99,557         14.77            1,470,326
ProFunds - VP Europe 30                                              2.10%                   562         12.41                6,976
ProFunds - VP Europe 30                                              2.15%               162,300         14.72            2,389,170
ProFunds - VP Europe 30                                              2.25%                17,205         12.39              213,199
ProFunds - VP Europe 30                                              2.40%                 7,739         14.64              113,311
ProFunds - VP Europe 30                                              2.50%                 7,758         12.35               95,838
                                                                                    ------------                     --------------
SUBTOTAL                                                                              10,430,672                        102,514,046

ProFunds - VP Financials                                             0.65%               259,356         11.03            2,859,959
ProFunds - VP Financials                                             0.90%                 1,291         13.77               17,785
ProFunds - VP Financials                                             1.00%                 9,956         10.87              108,273
ProFunds - VP Financials                                             1.25%                70,662         10.77              760,817
ProFunds - VP Financials                                             1.40%               988,560         10.70           10,580,100
ProFunds - VP Financials                                             1.50%                33,262         13.60              452,203
ProFunds - VP Financials                                             1.60%                 6,588         11.36               74,805
ProFunds - VP Financials                                             1.65%               553,342         12.19            6,743,006

                                                                             140

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Financials                                             1.75%                20,343         13.52              275,088
ProFunds - VP Financials                                             1.90%               323,190         13.48            4,356,146
ProFunds - VP Financials                                             2.00%                17,749         13.45              238,716
ProFunds - VP Financials                                             2.15%                35,528         13.41              476,281
ProFunds - VP Financials                                             2.25%                15,974         11.26              179,930
ProFunds - VP Financials                                             2.40%                 1,103         13.33               14,709
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,336,904                         27,137,818

ProFunds - VP Health Care                                            0.65%               342,154          8.58            2,936,699
ProFunds - VP Health Care                                            0.90%                 2,059         11.34               23,340
ProFunds - VP Health Care                                            1.00%                12,368          8.46              104,685
ProFunds - VP Health Care                                            1.25%                91,641          8.38              767,988
ProFunds - VP Health Care                                            1.40%             1,535,100          8.33           12,787,791
ProFunds - VP Health Care                                            1.50%                43,276         11.19              484,380
ProFunds - VP Health Care                                            1.60%                   490         10.74                5,259
ProFunds - VP Health Care                                            1.65%             1,318,525          9.23           12,170,944
ProFunds - VP Health Care                                            1.75%                31,097         11.13              346,193
ProFunds - VP Health Care                                            1.90%               518,389         11.10            5,752,343
ProFunds - VP Health Care                                            2.00%                 8,570         11.07               94,895
ProFunds - VP Health Care                                            2.15%               139,890         11.04            1,543,919
ProFunds - VP Health Care                                            2.25%                 5,322         10.65               56,702
ProFunds - VP Health Care                                            2.40%                 4,035         10.98               44,294
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,052,916                         37,119,432

ProFunds - VP Industrials                                            0.65%                23,756         11.45              272,068
ProFunds - VP Industrials                                            0.90%                 1,098         14.58               16,014
ProFunds - VP Industrials                                            1.00%                 4,213         11.34               47,801
ProFunds - VP Industrials                                            1.25%                22,333         11.27              251,658
ProFunds - VP Industrials                                            1.40%               364,913         11.22            4,095,384
ProFunds - VP Industrials                                            1.50%                15,368         14.40              221,236
ProFunds - VP Industrials                                            1.60%                 6,290         12.18               76,597
ProFunds - VP Industrials                                            1.65%               253,411         11.15            2,824,802

                                                                             141

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Industrials                                            1.75%                 3,396         14.32               48,627
ProFunds - VP Industrials                                            1.90%                88,729         14.27            1,266,360
ProFunds - VP Industrials                                            2.00%                 4,426         14.24               63,036
ProFunds - VP Industrials                                            2.15%                14,026         14.20              199,099
ProFunds - VP Industrials                                            2.25%                 4,381         12.08               52,922
ProFunds - VP Industrials                                            2.40%                   945         14.12               13,342
ProFunds - VP Industrials                                            2.50%                   806         12.04                9,710
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 808,091                          9,458,657

ProFunds - VP Internet                                               0.65%               181,598         18.38            3,336,915
ProFunds - VP Internet                                               1.00%                15,692         18.20              285,641
ProFunds - VP Internet                                               1.25%                20,851         18.08              377,007
ProFunds - VP Internet                                               1.40%             1,118,993         18.01           20,149,962
ProFunds - VP Internet                                               1.65%               992,879         17.89           17,758,346
ProFunds - VP Internet                                               1.90%                 3,805         19.83               75,463
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,333,819                         41,983,334

ProFunds - VP Japan                                                  0.65%               333,037          9.81            3,266,846
ProFunds - VP Japan                                                  0.90%                   574         13.70                7,867
ProFunds - VP Japan                                                  1.00%                46,067          9.72              447,644
ProFunds - VP Japan                                                  1.25%                87,251          9.65              842,133
ProFunds - VP Japan                                                  1.40%             1,301,603          9.61           12,511,976
ProFunds - VP Japan                                                  1.50%                11,573         13.52              156,470
ProFunds - VP Japan                                                  1.60%                 3,086         10.44               32,211
ProFunds - VP Japan                                                  1.65%               710,879          9.55            6,787,343
ProFunds - VP Japan                                                  1.75%                19,547         13.45              262,870
ProFunds - VP Japan                                                  1.90%               137,584         13.40            1,844,221
ProFunds - VP Japan                                                  2.00%                35,968         13.38              481,090
ProFunds - VP Japan                                                  2.15%                62,668         13.33              835,492
ProFunds - VP Japan                                                  2.25%                 8,278         10.35               85,709
ProFunds - VP Japan                                                  2.40%                 7,559         13.26              100,232
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,765,674                         27,662,104

                                                                             142

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Large Cap Growth                                       0.65%                87,951         10.39              913,538
ProFunds - VP Large Cap Growth                                       0.90%                   876         10.38                9,100
ProFunds - VP Large Cap Growth                                       1.00%                 1,713         10.38               17,782
ProFunds - VP Large Cap Growth                                       1.40%               143,282         10.38            1,486,972
ProFunds - VP Large Cap Growth                                       1.50%                   368         10.38                3,821
ProFunds - VP Large Cap Growth                                       1.60%                 1,497         10.38               15,528
ProFunds - VP Large Cap Growth                                       1.65%                72,725         10.37              754,516
ProFunds - VP Large Cap Growth                                       1.90%                18,860         10.37              195,612
ProFunds - VP Large Cap Growth                                       2.00%                 2,860         10.37               29,656
ProFunds - VP Large Cap Growth                                       2.15%                 6,286         10.37               65,175
ProFunds - VP Large Cap Growth                                       2.25%                   554         10.37                5,745
ProFunds - VP Large Cap Growth                                       2.40%                    84         10.37                  875
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 337,056                          3,498,317

ProFunds - VP Large Cap Value                                        0.65%                15,566         10.38              161,567
ProFunds - VP Large Cap Value                                        0.90%                   586         10.38                6,076
ProFunds - VP Large Cap Value                                        1.00%                   600         10.38                6,226
ProFunds - VP Large Cap Value                                        1.25%                 3,839         10.37               39,819
ProFunds - VP Large Cap Value                                        1.40%               216,425         10.37            2,244,388
ProFunds - VP Large Cap Value                                        1.50%                 1,527         10.37               15,833
ProFunds - VP Large Cap Value                                        1.65%               159,605         10.37            1,654,661
ProFunds - VP Large Cap Value                                        1.90%                36,170         10.36              374,873
ProFunds - VP Large Cap Value                                        2.00%                 3,802         10.36               39,398
ProFunds - VP Large Cap Value                                        2.15%                 1,123         10.36               11,631
ProFunds - VP Large Cap Value                                        2.25%                   554         10.36                5,745
ProFunds - VP Large Cap Value                                        2.40%                    84         10.36                  875
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 439,880                          4,561,092

ProFunds - VP Mid-Cap Growth                                         0.65%               181,124         10.87            1,969,259
ProFunds - VP Mid-Cap Growth                                         0.90%                 1,151         13.72               15,781

                                                                             143

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Mid-Cap Growth                                         1.00%               140,397         10.77            1,512,139
ProFunds - VP Mid-Cap Growth                                         1.25%                80,520         10.70              861,398
ProFunds - VP Mid-Cap Growth                                         1.40%             3,276,512         10.65           34,909,838
ProFunds - VP Mid-Cap Growth                                         1.50%                55,896         13.54              756,834
ProFunds - VP Mid-Cap Growth                                         1.60%                 2,696         11.21               30,229
ProFunds - VP Mid-Cap Growth                                         1.65%             2,220,900         10.58           23,502,888
ProFunds - VP Mid-Cap Growth                                         1.75%                27,151         13.47              365,656
ProFunds - VP Mid-Cap Growth                                         1.85%                    88         11.18                  980
ProFunds - VP Mid-Cap Growth                                         1.90%               579,666         13.42            7,781,327
ProFunds - VP Mid-Cap Growth                                         2.00%                53,472         13.39              716,255
ProFunds - VP Mid-Cap Growth                                         2.15%               163,302         13.35            2,180,304
ProFunds - VP Mid-Cap Growth                                         2.25%                21,341         11.12              237,325
ProFunds - VP Mid-Cap Growth                                         2.40%                 6,489         13.28               86,170
ProFunds - VP Mid-Cap Growth                                         2.50%                 9,859         11.09              109,295
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,820,564                         75,035,680

ProFunds - VP Mid-Cap Value                                          0.65%               364,242         11.99            4,366,673
ProFunds - VP Mid-Cap Value                                          0.90%                 2,569         15.58               40,022
ProFunds - VP Mid-Cap Value                                          1.00%               233,345         11.88            2,771,175
ProFunds - VP Mid-Cap Value                                          1.25%                87,968         11.80            1,037,680
ProFunds - VP Mid-Cap Value                                          1.40%             5,847,388         11.75           68,696,349
ProFunds - VP Mid-Cap Value                                          1.50%                64,251         15.38              987,978
ProFunds - VP Mid-Cap Value                                          1.60%                 3,276         12.30               40,298
ProFunds - VP Mid-Cap Value                                          1.65%             2,632,868         11.67           30,722,627
ProFunds - VP Mid-Cap Value                                          1.75%                10,601         15.29              162,140
ProFunds - VP Mid-Cap Value                                          1.85%                   215         12.26                2,633
ProFunds - VP Mid-Cap Value                                          1.90%               626,618         15.24            9,552,685
ProFunds - VP Mid-Cap Value                                          2.00%               110,312         15.21            1,678,064
ProFunds - VP Mid-Cap Value                                          2.10%                   216         12.23                2,646
ProFunds - VP Mid-Cap Value                                          2.15%               304,649         15.16            4,619,275
ProFunds - VP Mid-Cap Value                                          2.25%                39,454         12.20              481,453
ProFunds - VP Mid-Cap Value                                          2.40%                12,473         15.08              188,099

                                                                             144

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Mid-Cap Value                                          2.50%                 3,506         12.17               42,656
                                                                                    ------------                     --------------
SUBTOTAL                                                                              10,343,952                        125,392,453

ProFunds - VP Oil & Gas                                              0.65%               247,649         11.91            2,948,394
ProFunds - VP Oil & Gas                                              0.90%                17,651         15.73              277,708
ProFunds - VP Oil & Gas                                              1.00%               152,439         11.74            1,789,804
ProFunds - VP Oil & Gas                                              1.15%                   975         15.65               15,251
ProFunds - VP Oil & Gas                                              1.25%               186,654         11.62            2,169,810
ProFunds - VP Oil & Gas                                              1.40%             2,906,307         11.56           33,582,872
ProFunds - VP Oil & Gas                                              1.50%                66,223         15.53            1,028,609
ProFunds - VP Oil & Gas                                              1.60%                 8,976         13.91              124,869
ProFunds - VP Oil & Gas                                              1.65%             1,856,881         13.33           24,756,245
ProFunds - VP Oil & Gas                                              1.75%                23,701         15.45              366,165
ProFunds - VP Oil & Gas                                              1.90%               888,110         15.40           13,676,132
ProFunds - VP Oil & Gas                                              2.00%                58,804         15.37              903,583
ProFunds - VP Oil & Gas                                              2.15%               174,913         15.32            2,678,994
ProFunds - VP Oil & Gas                                              2.25%                29,672         13.80              409,471
ProFunds - VP Oil & Gas                                              2.40%                14,353         15.23              218,638
ProFunds - VP Oil & Gas                                              2.50%                 6,676         13.76               91,847
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,639,985                         85,038,392

ProFunds - VP OTC                                                    0.65%               629,789          5.57            3,506,000
ProFunds - VP OTC                                                    0.90%                22,415         14.66              328,537
ProFunds - VP OTC                                                    1.00%               279,544          5.49            1,534,661
ProFunds - VP OTC                                                    1.25%               293,311          5.44            1,594,259
ProFunds - VP OTC                                                    1.40%            12,165,441          5.40           65,726,925
ProFunds - VP OTC                                                    1.50%               105,135         14.47            1,521,230
ProFunds - VP OTC                                                    1.60%                32,794         11.00              360,863
ProFunds - VP OTC                                                    1.65%             4,885,351          9.94           48,577,829
ProFunds - VP OTC                                                    1.75%                67,576         14.39              972,523
ProFunds - VP OTC                                                    1.90%             1,807,904         14.34           25,934,367
ProFunds - VP OTC                                                    2.00%               128,923         14.31            1,845,411

                                                                             145

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP OTC                                                    2.10%                 2,991         10.94               32,706
ProFunds - VP OTC                                                    2.15%               225,055         14.27            3,210,981
ProFunds - VP OTC                                                    2.25%                28,507         10.92              311,165
ProFunds - VP OTC                                                    2.40%                32,376         14.19              459,422
ProFunds - VP OTC                                                    2.50%                14,308         10.88              155,695
                                                                                    ------------                     --------------
SUBTOTAL                                                                              20,721,420                        156,072,573

ProFunds - VP Pharmaceuticals                                        0.65%                41,607          8.15              339,176
ProFunds - VP Pharmaceuticals                                        1.00%                46,934          8.08              379,009
ProFunds - VP Pharmaceuticals                                        1.25%                27,913          8.02              223,892
ProFunds - VP Pharmaceuticals                                        1.40%               397,839          7.99            3,178,104
ProFunds - VP Pharmaceuticals                                        1.50%                40,402          8.96              361,840
ProFunds - VP Pharmaceuticals                                        1.60%                 2,904          9.51               27,626
ProFunds - VP Pharmaceuticals                                        1.65%               527,336          7.93            4,184,107
ProFunds - VP Pharmaceuticals                                        1.75%                    32          8.91                  289
ProFunds - VP Pharmaceuticals                                        1.90%               246,789          8.88            2,191,244
ProFunds - VP Pharmaceuticals                                        2.00%                23,137          8.86              204,987
ProFunds - VP Pharmaceuticals                                        2.15%                70,946          8.83              626,532
ProFunds - VP Pharmaceuticals                                        2.25%                 5,382          9.44               50,789
ProFunds - VP Pharmaceuticals                                        2.40%                 3,939          8.78               34,599
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,435,160                         11,802,195

ProFunds - VP Precious Metals                                        0.65%               406,661         12.10            4,918,910
ProFunds - VP Precious Metals                                        0.90%                 7,595         13.94              105,852
ProFunds - VP Precious Metals                                        1.00%                69,918         11.98              837,780
ProFunds - VP Precious Metals                                        1.25%               102,230         11.90            1,216,732
ProFunds - VP Precious Metals                                        1.40%             2,177,951         11.85           25,816,495
ProFunds - VP Precious Metals                                        1.50%                18,961         13.76              260,894
ProFunds - VP Precious Metals                                        1.60%                 5,163         10.26               52,953
ProFunds - VP Precious Metals                                        1.65%             1,479,384         11.77           17,417,644
ProFunds - VP Precious Metals                                        1.75%                22,059         13.69              301,897
ProFunds - VP Precious Metals                                        1.85%                   842         10.23                8,605

                                                                             146

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Precious Metals                                        1.90%               457,761         13.64            6,244,489
ProFunds - VP Precious Metals                                        2.00%                42,627         13.61              580,244
ProFunds - VP Precious Metals                                        2.15%               111,588         13.57            1,513,999
ProFunds - VP Precious Metals                                        2.25%                93,541         10.17              951,718
ProFunds - VP Precious Metals                                        2.40%                 7,072         13.49               95,432
ProFunds - VP Precious Metals                                        2.50%                11,670         10.14              118,370
                                                                                    ------------                     --------------
SUBTOTAL                                                                               5,015,023                         60,442,016

ProFunds - VP Real Estate                                            0.65%               216,703         18.01            3,902,271
ProFunds - VP Real Estate                                            0.90%                 2,664         16.99               45,272
ProFunds - VP Real Estate                                            1.00%                25,269         17.76              448,753
ProFunds - VP Real Estate                                            1.25%                53,006         17.58              931,985
ProFunds - VP Real Estate                                            1.40%             1,840,538         17.48           32,168,351
ProFunds - VP Real Estate                                            1.50%                32,379         16.78              543,189
ProFunds - VP Real Estate                                            1.60%                 9,348         13.17              123,079
ProFunds - VP Real Estate                                            1.65%             1,816,706         16.15           29,341,895
ProFunds - VP Real Estate                                            1.75%                 2,337         16.69               38,992
ProFunds - VP Real Estate                                            1.90%               509,763         16.63            8,478,393
ProFunds - VP Real Estate                                            2.00%                58,062         16.60              963,601
ProFunds - VP Real Estate                                            2.15%               128,625         16.54            2,127,773
ProFunds - VP Real Estate                                            2.25%                22,857         13.06              298,533
ProFunds - VP Real Estate                                            2.40%                   629         16.45               10,350
ProFunds - VP Real Estate                                            2.50%                 1,197         13.02               15,588
                                                                                    ------------                     --------------
SUBTOTAL                                                                               4,720,082                         79,438,026

ProFunds - VP Rising Rates Opportunity                               0.65%               888,013          6.81            6,044,651
ProFunds - VP Rising Rates Opportunity                               0.90%                 8,915          8.14               72,605
ProFunds - VP Rising Rates Opportunity                               1.00%               110,984          6.74              748,373
ProFunds - VP Rising Rates Opportunity                               1.25%               266,169          6.70            1,782,709
ProFunds - VP Rising Rates Opportunity                               1.40%             6,072,657          6.67           40,507,396
ProFunds - VP Rising Rates Opportunity                               1.50%               168,043          8.04            1,351,074
ProFunds - VP Rising Rates Opportunity                               1.60%                25,505          8.37              213,589

                                                                             147

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Rising Rates Opportunity                               1.65%             5,314,526          6.63           35,210,978
ProFunds - VP Rising Rates Opportunity                               1.75%                21,280          8.00              170,173
ProFunds - VP Rising Rates Opportunity                               1.85%                 7,572          8.35               63,213
ProFunds - VP Rising Rates Opportunity                               1.90%             2,060,526          7.97           16,424,448
ProFunds - VP Rising Rates Opportunity                               2.00%               333,355          7.95            2,651,423
ProFunds - VP Rising Rates Opportunity                               2.10%                   307          8.32                2,557
ProFunds - VP Rising Rates Opportunity                               2.15%               588,490          7.93            4,665,489
ProFunds - VP Rising Rates Opportunity                               2.25%               219,942          8.31            1,827,067
ProFunds - VP Rising Rates Opportunity                               2.40%                52,002          7.89              410,039
ProFunds - VP Rising Rates Opportunity                               2.50%                14,108          8.28              116,831
                                                                                    ------------                     --------------
SUBTOTAL                                                                              16,152,393                        112,262,614

ProFunds - VP Semiconductor                                          0.65%                98,700          7.35              725,264
ProFunds - VP Semiconductor                                          1.00%                23,077          7.28              167,982
ProFunds - VP Semiconductor                                          1.25%                52,485          7.23              379,470
ProFunds - VP Semiconductor                                          1.40%               634,759          7.20            4,570,699
ProFunds - VP Semiconductor                                          1.65%               694,352          7.15            4,966,031
ProFunds - VP Semiconductor                                          1.90%                 3,639         11.95               43,469
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,507,011                         10,852,914

ProFunds - VP Short Mid-Cap                                          0.65%                11,369          9.71              110,385
ProFunds - VP Short Mid-Cap                                          1.25%                   571          9.70                5,538
ProFunds - VP Short Mid-Cap                                          1.40%                 1,808          9.70               17,543
ProFunds - VP Short Mid-Cap                                          1.65%                39,360          9.70              381,719
                                                                                    ------------                     --------------
SUBTOTAL                                                                                  53,108                            515,185

ProFunds - VP Short OTC                                              0.65%                92,529          6.09              563,697
ProFunds - VP Short OTC                                              0.90%                 4,270          5.72               24,413
ProFunds - VP Short OTC                                              1.00%                41,643          6.03              251,315
ProFunds - VP Short OTC                                              1.25%                77,280          5.99              463,243
ProFunds - VP Short OTC                                              1.40%             1,145,150          5.97            6,836,530
ProFunds - VP Short OTC                                              1.50%                 7,841          5.64               44,254

                                                                             148

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Short OTC                                              1.60%                   265          8.31                2,199
ProFunds - VP Short OTC                                              1.65%               908,064          5.93            5,384,511
ProFunds - VP Short OTC                                              1.75%                    36          5.61                  204
ProFunds - VP Short OTC                                              1.90%               181,352          5.60            1,014,787
ProFunds - VP Short OTC                                              2.00%                 7,191          5.58               40,151
ProFunds - VP Short OTC                                              2.15%                65,148          5.57              362,580
ProFunds - VP Short OTC                                              2.40%                16,306          5.54               90,262
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,547,075                         15,078,146

ProFunds - VP Short Small Cap                                        0.65%                12,042          9.55              115,026
ProFunds - VP Short Small Cap                                        1.25%                 7,859          9.55               75,015
ProFunds - VP Short Small Cap                                        1.40%               111,484          9.54            1,063,940
ProFunds - VP Short Small Cap                                        1.65%               136,809          9.54            1,305,244
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 268,195                          2,559,225

ProFunds - VP Small-Cap Growth                                       0.65%               427,343         12.30            5,257,571
ProFunds - VP Small-Cap Growth                                       0.90%                 7,054         15.67              110,543
ProFunds - VP Small-Cap Growth                                       1.00%               208,566         12.19            2,541,899
ProFunds - VP Small-Cap Growth                                       1.25%               237,000         12.11            2,869,016
ProFunds - VP Small-Cap Growth                                       1.40%             8,939,010         12.06          107,772,615
ProFunds - VP Small-Cap Growth                                       1.50%                63,321         15.47              979,676
ProFunds - VP Small-Cap Growth                                       1.60%                14,604         12.32              179,994
ProFunds - VP Small-Cap Growth                                       1.65%             4,677,822         11.98           56,016,946
ProFunds - VP Small-Cap Growth                                       1.75%                32,374         15.39              498,188
ProFunds - VP Small-Cap Growth                                       1.85%                   162         12.29                1,989
ProFunds - VP Small-Cap Growth                                       1.90%             1,611,060         15.34           24,711,544
ProFunds - VP Small-Cap Growth                                       2.00%               170,800         15.31            2,614,192
ProFunds - VP Small-Cap Growth                                       2.10%                   938         12.25               11,495
ProFunds - VP Small-Cap Growth                                       2.15%               285,725         15.26            4,358,997
ProFunds - VP Small-Cap Growth                                       2.25%                42,134         12.23              515,114
ProFunds - VP Small-Cap Growth                                       2.40%                 9,388         15.17              142,446

                                                                             149

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Small-Cap Growth                                       2.50%                13,290         12.19              161,974
                                                                                    ------------                     --------------
SUBTOTAL                                                                              16,740,590                        208,744,200

ProFunds - VP Small-Cap Value                                        0.65%               585,857         11.40            6,678,316
ProFunds - VP Small-Cap Value                                        0.90%                 8,545         16.14              137,920
ProFunds - VP Small-Cap Value                                        1.00%               250,135         11.29            2,824,574
ProFunds - VP Small-Cap Value                                        1.15%                 1,345         16.05               21,588
ProFunds - VP Small-Cap Value                                        1.25%               123,988         11.22            1,390,683
ProFunds - VP Small-Cap Value                                        1.40%             5,676,836         11.17           63,414,558
ProFunds - VP Small-Cap Value                                        1.50%                75,890         15.93            1,209,275
ProFunds - VP Small-Cap Value                                        1.60%                18,991         12.63              239,826
ProFunds - VP Small-Cap Value                                        1.65%             4,088,761         11.10           45,366,136
ProFunds - VP Small-Cap Value                                        1.75%                24,538         15.85              388,903
ProFunds - VP Small-Cap Value                                        1.85%                    44         12.59                  556
ProFunds - VP Small-Cap Value                                        1.90%             2,597,155         15.80           41,029,248
ProFunds - VP Small-Cap Value                                        2.00%               163,443         15.76            2,576,472
ProFunds - VP Small-Cap Value                                        2.10%                   974         12.55               12,220
ProFunds - VP Small-Cap Value                                        2.15%               596,413         15.71            9,371,182
ProFunds - VP Small-Cap Value                                        2.25%                31,732         12.53              397,495
ProFunds - VP Small-Cap Value                                        2.40%                29,856         15.63              466,581
ProFunds - VP Small-Cap Value                                        2.50%                 6,158         12.49               76,894
                                                                                    ------------                     --------------
SUBTOTAL                                                                              14,280,660                        175,602,427

ProFunds - VP Technology                                             0.65%               201,017          5.03            1,011,705
ProFunds - VP Technology                                             1.00%                54,064          4.96              268,340
ProFunds - VP Technology                                             1.25%                88,720          4.91              435,972
ProFunds - VP Technology                                             1.40%             2,360,912          4.88           11,532,160
ProFunds - VP Technology                                             1.50%                   114         13.10                1,489
ProFunds - VP Technology                                             1.65%               727,580          8.48            6,172,380
ProFunds - VP Technology                                             1.90%                 9,239         12.99              120,035
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,441,646                         19,542,081

                                                                             150

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Telecommunications                                     0.65%               233,182          5.16            1,202,793
ProFunds - VP Telecommunications                                     0.90%                    20         11.68                  235
ProFunds - VP Telecommunications                                     1.00%               122,311          5.09              622,175
ProFunds - VP Telecommunications                                     1.25%               118,730          5.04              597,968
ProFunds - VP Telecommunications                                     1.40%             1,612,072          5.01            8,070,260
ProFunds - VP Telecommunications                                     1.50%                16,606         11.53              191,416
ProFunds - VP Telecommunications                                     1.60%                 3,263         12.64               41,240
ProFunds - VP Telecommunications                                     1.65%               460,848          8.19            3,774,646
ProFunds - VP Telecommunications                                     1.75%                24,292         11.47              278,515
ProFunds - VP Telecommunications                                     1.90%               212,127         11.43            2,424,224
ProFunds - VP Telecommunications                                     2.00%                 6,379         11.40               72,746
ProFunds - VP Telecommunications                                     2.15%                34,691         11.37              394,318
ProFunds - VP Telecommunications                                     2.25%                 4,099         12.54               51,386
ProFunds - VP Telecommunications                                     2.40%                11,741         11.30              132,736
ProFunds - VP Telecommunications                                     2.50%                 2,691         12.50               33,625
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,863,053                         17,888,285

ProFunds - VP U.S. Government Plus                                   0.65%               195,171         12.11            2,363,257
ProFunds - VP U.S. Government Plus                                   0.90%                26,858         10.57              283,810
ProFunds - VP U.S. Government Plus                                   1.00%                22,495         12.00              269,827
ProFunds - VP U.S. Government Plus                                   1.25%                42,782         11.91              509,722
ProFunds - VP U.S. Government Plus                                   1.40%             1,755,931         11.87           20,836,069
ProFunds - VP U.S. Government Plus                                   1.50%                11,478         10.43              119,739
ProFunds - VP U.S. Government Plus                                   1.60%                 3,035         10.89               33,046
ProFunds - VP U.S. Government Plus                                   1.65%             1,051,159         11.79           12,388,911
ProFunds - VP U.S. Government Plus                                   1.75%                 1,887         10.38               19,575
ProFunds - VP U.S. Government Plus                                   1.90%               372,142         10.34            3,848,732
ProFunds - VP U.S. Government Plus                                   2.00%               120,311         10.32            1,241,578
ProFunds - VP U.S. Government Plus                                   2.15%               111,073         10.29            1,142,524
ProFunds - VP U.S. Government Plus                                   2.25%                 4,588         10.80               49,544
ProFunds - VP U.S. Government Plus                                   2.40%                13,114         10.23              134,161
                                                                                    ------------                     --------------
SUBTOTAL                                                                               3,732,023                         43,240,495

                                                                             151

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Ultra Bull                                             0.65%               367,865          8.45            3,107,356
ProFunds - VP Ultra Bull                                             1.00%               209,532          8.33            1,745,540
ProFunds - VP Ultra Bull                                             1.25%               305,666          8.25            2,520,979
ProFunds - VP Ultra Bull                                             1.40%             5,277,553          8.20           43,265,830
ProFunds - VP Ultra Bull                                             1.65%             2,817,801         11.76           33,131,752
ProFunds - VP Ultra Bull                                             1.90%                 9,518         16.58              157,779
                                                                                    ------------                     --------------
SUBTOTAL                                                                               8,987,935                         83,929,237

ProFunds - VP Ultra Mid-Cap                                          0.65%               245,338         12.32            3,023,428
ProFunds - VP Ultra Mid-Cap                                          0.90%                   424         21.07                8,938
ProFunds - VP Ultra Mid-Cap                                          1.00%                59,951         12.21              731,878
ProFunds - VP Ultra Mid-Cap                                          1.25%               115,073         12.13            1,395,344
ProFunds - VP Ultra Mid-Cap                                          1.40%             2,695,188         12.08           32,548,712
ProFunds - VP Ultra Mid-Cap                                          1.50%                28,117         20.80              584,734
ProFunds - VP Ultra Mid-Cap                                          1.60%                 4,794         13.97               66,962
ProFunds - VP Ultra Mid-Cap                                          1.65%             3,106,849         11.99           37,266,627
ProFunds - VP Ultra Mid-Cap                                          1.75%                   853         20.68               17,653
ProFunds - VP Ultra Mid-Cap                                          1.85%                    19         13.92                  263
ProFunds - VP Ultra Mid-Cap                                          1.90%               338,302         20.62            6,975,036
ProFunds - VP Ultra Mid-Cap                                          2.00%               101,493         20.57            2,088,031
ProFunds - VP Ultra Mid-Cap                                          2.15%               150,540         20.51            3,087,067
ProFunds - VP Ultra Mid-Cap                                          2.25%                27,449         13.86              380,309
ProFunds - VP Ultra Mid-Cap                                          2.40%                 2,161         20.40               44,075
ProFunds - VP Ultra Mid-Cap                                          2.50%                14,660         13.81              202,485
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,891,212                         88,421,543

ProFunds - VP Ultra OTC                                              0.65%             1,534,880          1.37            2,097,932
ProFunds - VP Ultra OTC                                              1.00%             1,856,499          1.34            2,491,099
ProFunds - VP Ultra OTC                                              1.25%             6,405,031          0.87            5,558,301
ProFunds - VP Ultra OTC                                              1.40%            64,074,050          1.31           84,173,675
ProFunds - VP Ultra OTC                                              1.50%                    90         19.53                1,766

                                                                             152

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
ProFunds - VP Ultra OTC                                              1.65%             6,592,447          7.89           51,995,553
ProFunds - VP Ultra OTC                                              1.90%                22,282         19.36              431,446
                                                                                    ------------                     --------------
SUBTOTAL                                                                              80,485,280                        146,749,771

ProFunds - VP Ultra Small-Cap                                        0.65%               476,709         12.51            5,965,946
ProFunds - VP Ultra Small-Cap                                        0.90%                 3,653         25.52               93,254
ProFunds - VP Ultra Small-Cap                                        1.00%               138,180         12.29            1,697,781
ProFunds - VP Ultra Small-Cap                                        1.25%               143,175         12.28            1,758,563
ProFunds - VP Ultra Small-Cap                                        1.40%             6,963,402         12.03           83,770,750
ProFunds - VP Ultra Small-Cap                                        1.50%                 4,066         25.20              102,459
ProFunds - VP Ultra Small-Cap                                        1.65%             5,098,564         15.52           79,116,730
ProFunds - VP Ultra Small-Cap                                        1.90%                32,780         24.98              818,912
                                                                                    ------------                     --------------
SUBTOTAL                                                                              12,860,531                        173,324,393

ProFunds - VP Utilities                                              0.65%               347,666          8.97            3,116,863
ProFunds - VP Utilities                                              0.90%                 1,644         15.33               25,196
ProFunds - VP Utilities                                              1.00%               201,748          8.84            1,783,686
ProFunds - VP Utilities                                              1.25%                79,702          8.75              697,668
ProFunds - VP Utilities                                              1.40%             2,953,337          8.70           25,697,342
ProFunds - VP Utilities                                              1.50%                74,584         15.13            1,128,751
ProFunds - VP Utilities                                              1.60%                 7,469         12.61               94,171
ProFunds - VP Utilities                                              1.65%             1,060,940         11.13           11,805,092
ProFunds - VP Utilities                                              1.75%                 4,044         15.05               60,874
ProFunds - VP Utilities                                              1.90%               332,768         15.00            4,992,831
ProFunds - VP Utilities                                              2.00%                57,208         14.97              856,501
ProFunds - VP Utilities                                              2.15%                87,691         14.92            1,308,615
ProFunds - VP Utilities                                              2.25%                21,365         12.51              267,227
ProFunds - VP Utilities                                              2.40%                 7,490         14.84              111,164
ProFunds - VP Utilities                                              2.50%                   573         12.47                7,146
                                                                                    ------------                     --------------
SUBTOTAL                                                                               5,238,227                         51,953,128

                                                                             153

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Prudential - SP William Blair International Growth Class I           0.65%                14,108         10.53              148,616
Prudential - SP William Blair International Growth Class I           0.90%                 3,389         10.53               35,697
Prudential - SP William Blair International Growth Class I           1.00%                 5,733         10.53               60,382
Prudential - SP William Blair International Growth Class I           1.15%                 1,476         10.53               15,548
Prudential - SP William Blair International Growth Class I           1.25%                18,568         10.53              195,532
Prudential - SP William Blair International Growth Class I           1.40%               843,108         10.53            8,877,548
Prudential - SP William Blair International Growth Class I           1.50%                18,201         10.53              191,641
Prudential - SP William Blair International Growth Class I           1.60%                    89         10.53                  942
Prudential - SP William Blair International Growth Class I           1.65%               269,671         10.53            2,839,085
Prudential - SP William Blair International Growth Class I           1.75%                     3         10.53                   33
Prudential - SP William Blair International Growth Class I           1.85%                 2,276         10.53               23,962
Prudential - SP William Blair International Growth Class I           1.90%               172,859         10.53            1,819,580
Prudential - SP William Blair International Growth Class I           2.00%                73,031         10.53              768,708
Prudential - SP William Blair International Growth Class I           2.15%                23,863         10.52              251,157
Prudential - SP William Blair International Growth Class I           2.25%                 6,604         10.52               69,503
Prudential - SP William Blair International Growth Class I           2.40%                 4,127         10.52               43,430
Prudential - SP William Blair International Growth Class I           2.50%                   806         10.52                8,486
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,457,915                         15,349,848

Rydex - Nova                                                         0.65%                48,943          6.58              321,804
Rydex - Nova                                                         1.00%                85,863          6.44              553,361
Rydex - Nova                                                         1.25%                 1,742          6.50               11,330
Rydex - Nova                                                         1.40%             1,446,997          6.30            9,113,876
Rydex - Nova                                                         1.65%                   389         14.80                5,757
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,583,935                         10,006,127

Rydex - OTC                                                          0.65%                78,958          6.47              510,690
Rydex - OTC                                                          1.00%               182,608          6.34            1,157,688
Rydex - OTC                                                          1.25%                13,538          4.20               56,850
Rydex - OTC                                                          1.40%             6,446,650          6.20           39,939,183
Rydex - OTC                                                          1.65%                13,862         14.40              199,539
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,735,615                         41,863,950

                                                                             154

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
Rydex - Ursa                                                         1.00%                 3,663          9.85               36,092
Rydex - Ursa                                                         1.40%               145,301          9.63            1,399,102
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 148,964                          1,435,194

WFVT - Asset Allocation                                              1.40%             6,232,901         22.62          140,989,010
WFVT - Asset Allocation                                              1.65%                88,663         12.67            1,123,735
WFVT - Asset Allocation                                              1.90%                   903         12.61               11,384
WFVT - Asset Allocation                                              2.00%                 5,863         11.07               64,904
WFVT - Asset Allocation                                              2.15%                   961         12.54               12,044
WFVT - Asset Allocation                                              2.25%                 1,339         11.24               15,050
                                                                                    ------------                     --------------
SUBTOTAL                                                                               6,330,630                        142,216,127

WFVT - Equity Income                                                 0.65%                11,464         17.77              203,672
WFVT - Equity Income                                                 0.90%                 4,788         13.65               65,365
WFVT - Equity Income                                                 1.00%                14,659         17.51              256,611
WFVT - Equity Income                                                 1.25%                19,612         17.32              339,709
WFVT - Equity Income                                                 1.40%             1,809,221         10.17           18,392,473
WFVT - Equity Income                                                 1.50%                42,381         13.48              571,142
WFVT - Equity Income                                                 1.60%                 2,400         11.74               28,183
WFVT - Equity Income                                                 1.65%               590,808         11.18            6,605,885
WFVT - Equity Income                                                 1.75%                 4,433         13.40               59,425
WFVT - Equity Income                                                 1.90%               285,526         13.36            3,814,818
WFVT - Equity Income                                                 2.00%                39,530         13.33              527,014
WFVT - Equity Income                                                 2.15%                63,454         13.29              843,222
WFVT - Equity Income                                                 2.25%                14,303         16.60              237,397
WFVT - Equity Income                                                 2.40%                   480         13.22                6,348
WFVT - Equity Income                                                 2.50%                    13         11.61                  145
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,903,073                         31,951,408

                                                                             155

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
WFVT - Equity Value                                                  0.65%                35,085          9.43              330,995
WFVT - Equity Value                                                  1.00%                89,700          9.21              826,523
WFVT - Equity Value                                                  1.25%                 1,661          9.99               16,596
WFVT - Equity Value                                                  1.40%             2,163,175          8.97           19,400,696
WFVT - Equity Value                                                  1.65%                43,291         13.47              583,317
WFVT - Equity Value                                                  1.90%                 6,651         13.40               89,138
WFVT - Equity Value                                                  2.00%                   931         13.37               12,447
WFVT - Equity Value                                                  2.25%                 2,185          9.53               20,831
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,342,679                         21,280,543

WFVT - Growth                                                        1.40%             1,862,298         17.93           33,386,002
WFVT - Growth                                                        1.65%                 9,541         12.42              118,482
WFVT - Growth                                                        2.00%                   714         11.01                7,867
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,872,553                         33,512,352

WFVT - International Equity                                          1.40%               286,083          7.85            2,244,341
WFVT - International Equity                                          1.65%                36,282         13.70              497,029
WFVT - International Equity                                          1.90%                 3,086         13.63               42,053
WFVT - International Equity                                          2.15%                 1,400         13.55               18,966
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 326,851                          2,802,390

WFVT - Large Company Growth                                          1.40%             1,601,712          8.24           13,205,580
WFVT - Large Company Growth                                          1.65%               145,943         11.81            1,723,208
WFVT - Large Company Growth                                          1.90%                12,589         11.74              147,846
WFVT - Large Company Growth                                          2.00%                 6,708         10.50               70,435
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,766,952                         15,147,069

WFVT - Money Market                                                  1.40%             2,742,239         12.61           34,586,120
WFVT - Money Market                                                  1.65%                 3,573          9.78               34,949
                                                                                    ------------                     --------------
SUBTOTAL                                                                               2,745,812                         34,621,069

                                                                             156

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               VARIABLE ACCOUNT B
                       FOOTNOTE TO STATEMENT OF NET ASSETS
                             AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

FUND NAME                                                        CHARGE LEVEL            UNITS        UNIT PRICE         UNIT VALUE
---------                                                        ------------            -----        ----------         ----------
WFVT - Small-Cap Growth                                              1.40%               599,672          8.99            5,392,985
WFVT - Small-Cap Growth                                              1.65%                31,804         15.25              484,931
WFVT - Small-Cap Growth                                              1.90%                 4,467         15.17               67,749
                                                                                    ------------                     --------------
SUBTOTAL                                                                                 635,944                          5,945,665

WFVT Total Return Bond                                               1.40%             1,560,026         13.38           20,880,542
WFVT Total Return Bond                                               1.65%                38,158         11.19              426,849
WFVT Total Return Bond                                               2.00%                 1,190         10.26               12,217
WFVT Total Return Bond                                               2.25%                   354         10.29                3,647
                                                                                    ------------                     --------------
SUBTOTAL                                                                               1,599,730                         21,323,260

                                                                             157

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

1. ORGANIZATION

American Skandia Life Assurance Corporation Variable Account B, also referred to as the "Separate  Account",  is organized as a unit investment  trust, a type of
investment  company,   and  is  registered  with  the  Securities  and  Exchange
Commission  under the  Investment  Company Act of 1940.  American  Skandia  Life
Assurance  Corporation  ("American  Skandia" or the  "Company"),  which became a majority  owned  subsidiary  of  Prudential  Financial,  Inc.  on May  1,  2003,
commenced  operations of the Separate  Account,  pursuant to Connecticut  law on
November 25, 1987. Under  ss.38a-433 of the Connecticut  General  Statutes,  the
assets and  liabilities  of the  Separate  Account  are clearly  identified  and distinguished  from the other assets and liabilities of the Company.  The assets of the Separate Account will not be charged with any liabilities  arising out of any  other  business  conducted  by  American  Skandia.  However,  the  Separate
Account's  obligations,  including  insurance benefits related to the annuities, are the obligations of American Skandia.

The Separate  Account is used as a funding vehicle for several  flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by American  Skandia.  The following is a list of each  variable  annuity product funded through the Separate Account.

LifeVest Personal Security Annuity ("PSA")                        Wells Fargo Stagecoach Extra Credit ("Stagecoach Extra Credit")
Alliance Capital Navigator ("ACN")                                Evergreen Skandia Harvester XTra Credit ("Harvester XTra Credit")
American Skandia Advisor Plan ("ASAP")                            American Skandia XTra Credit Premier ("XTra Credit Premier")
American Skandia Advisor Plan II ("ASAP II")                      American Skandia XTra Credit FOUR ("XTtra Credit FOUR")
Evergreen Skandia Harvester Variable Annuity ("Harvester          American Skandia XTra Credit FOUR Premier ("XTra Credit
Variable Annuity")                                                FOUR Premier")
American Skandia Advisor Plan II Premier ("ASAP II Premier")      American Skandia XTra Credit SIX ("XTra Credit SIX")
American Skandia Advisor Plan III ("ASAP III")                    American Skandia Protector ("AS Protector")
American Skandia Apex ("Apex")                                    Wells Fargo Stagecoach Variable Annuity ("Stagecoach")
Wells Fargo Stagecoach Apex                                       Wells Fargo Stagecoach Variable Annuity Plus ("Stagecoach VA+")
American Skandia Apex II ("Apex II")                              American Skandia Advisors Choice ("Choice")
American Skandia LifeVest ("ASL")                                 American Skandia Advisors Choice 2000 ("Choice 2000")
Wells Fargo Stagecoach Variable Annuity Flex ("Stagecoach Flex")  American Skandia Impact ("AS Impact")
American Skandia LifeVest Premier ("ASL Premier")                 Defined Investments Annuity
American Skandia LifeVest II ("ASL II")                           Galaxy Variable Annuity III ("Galaxy III")
American Skandia LifeVest II Premier (ASL II Premier")            American Skandia Advisors Income Annuity ("ASAIA")
American Skandia XTra Credit ("XTra Credit")                      American Skandia Variable Immediate Annuity ("ASVIA")
Stagecoach Apex II                                                Stagecoach ASAP III
Stagecoach XTra Credit SIX

The Annuities  named above may be used as an investment  vehicle for "qualified"
investments,  including an IRA,  SEP-IRA,  Roth IRA or Tax Sheltered Annuity (or
403(b)) or as an investment  vehicle for  "non-qualified"  investments.  When an
Annuity is purchased as a  "qualified"  investment,  it does not provide any tax advantages in addition to the preferential treatment already available under the
Internal Revenue Code.

The Separate  Account consists of multiple  Sub-accounts,  each of which invests only in a  single  mutual  fund  or  mutual  fund  portfolio.  The  name of each
Sub-account  generally  corresponds  to the  name of the  underlying  Portfolio.
Certain  Sub-accounts are available with only certain variable annuities offered through the Separate Account.

                                                                             158

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The name of each Portfolio and the corresponding  Sub-account name, are provided below.

AMERICAN SKANDIA TRUST

AST LSV International Value(1)
AST William Blair International Growth(2)
AST JP Morgan International Equity(3)
AST MFS Global Equity
AST State Street Research Small-Cap Growth(4)
AST DeAm Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value(5)
AST DeAm Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger & Berman Mid-Cap Growth
AST Neuberger & Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth(6)
AST DeAm Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Real Estate
AST Sanford Bernstein Managed Index 500
AST American Century Income and Growth(7)
AST Alliance Growth & Income
AST Hotchkis & Wiley Large-Cap Value(8)
AST DeAM Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield Bond(9)
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond(10)
AST PIMCO Limited Maturity Bond
AST Money Market

STEIN ROE VARIABLE INVESTMENT TRUST

Liberty Small Company Growth VS
Liberty Asset Allocation VS
Liberty Federal Securities VS
Liberty Money Market VS
Liberty Equity Fund VS

THE PRUDENTIAL SERIES FUND, INC.

SP William Blair International Growth, Class 1(21),(22)

WELLS FARGO VARIABLE TRUST

International Equity
Small-Cap Growth
Growth
Large Company Growth
Equity Value
Equity Income
Asset Allocation
Total Return Bond
Money Market

EVERGREEN VARIABLE ANNUITY TRUST

International Equity
Special Equity
Special Values
Omega
Foundation
Strategic Income
Growth & Income
VA Fund

FIRST DEFINED PORTFOLIO FUND LLC

Target Managed VIP(11)
The Dow DART(10)(11)
Global Target(15)(11)
S&P Target(24)(11)
NASDAQ Target(15)(11)
Value Line(R) Target(25)(11)
First Trust(R) 10 Uncommon Values
First Trust(R) Energy
First Trust(R) Financial Services
First Trust(R) Pharmaceutical
First Trust(R) Technology

AIM VARIABLE INVESTMENT FUNDS, INC.(12)

Dynamics
Technology(13)
Health Sciences
Financial Services

LIBERTY VARIABLE INVESTMENT TRUST

Columbia Real Estate Equity  VS
Columbia High Yield VS

GARTMORE FUNDS

GVIT Developing Markets

PROFUNDS VP

Europe 30
Asia 30
Japan
Banks
Basic Materials
Biotechnology
Consumer Goods Portfolio(14)
Consumer Services(15)
Financials(16)
Health Care(17)
Industrials(18)
Internet
Large-Cap Growth(19)
Large-Cap Value(19)
Oil & Gas(20)
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities
Bull
Bear
Ultra Bull
OTC
Short Mid-Cap(19)
Short Small-Cap(19)
Short OTC
Ultra OTC
Mid-Cap Value
Mid-Cap Growth
Ultra Mid-Cap
Small-Cap Value
Small-Cap Growth
Ultra Small-Cap
U.S. Government Plus
Rising Rates Opportunity

RYDEX VARIABLE TRUST

Nova
Ursa
OTC

DAVIS FUNDS

Value Fund

                                                                             159

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

1.    This portfolio was formerly named "AST DeAm International Equity."
2.    "AST American Century International Growth I" merged into "AST William
      Blair International Growth."
3.    This portfolio was formerly named "AST Strong International Equity."
4.    This portfolio was formerly named "AST PBHG Small-Cap Growth."
5.    This portfolio was formerly named "AST Gabelli Small-Cap Value."
6.    "AST DeAm Large-Cap Growth" merged into "AST Goldman Sachs Concentrated
      Growth."
7.    "AST MFS Growth with Income" merged into "AST Amercian Century Income and
      Growth."
8.    This portfolio was formerly named "AST Invesco Capital Income."
9.    This portfolio was formerly named "AST Federated High Yield Bond."
10.   "AST DeAm Bond" merged into "AST PIMCO Total Return Bond."
11.   These portfolios commenced additional charge levels when they were added to American Skandia Life Assurance Corporation core products on April 30,
      2004.
12.   "Invesco VIF" changed its subaccount to AIM VI.
13.   "Invesco VIF Telecommunications" merged into "Invesco VIF Technology."
14.   This portfolio was formerly named "Profunds VP Consumer Non-Cyclical
      Portfolio."
15.   This portfolio was formerly named "Profunds VP Consumer Cyclical
      Portfolio."
16.   This portfolio was formerly named "Profunds VP Financial."
17.   This portfolio was formerly named "Profunds VP Healthcare."
18.   This portfolio was formerly named "Profunds VP Industrial."
19.   These portfolios commenced operations on November 22, 2004.
20.   This portfolio was formerly named "Profunds VP Energy."
21.   This portfolio was formerly named "SP Jennison International Growth."
22.   This portfolio was moved from a Class 2 charge level for non-affiliates to a Class 1 charge level for affiliates, after American Skandia Life
      Assurance Corporation became a wholly-owned subsidiary of Prudential
      Financial, Inc.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable  annuity  contracts and variable life  insurance policies  issued by insurance  companies,  or in some cases,  to participants in certain qualified retirement plans. However, some of the Portfolios available as
Sub-accounts  under the  Annuity are  managed by the same  portfolio  advisor or sub-advisor  as a  retail  mutual  fund of the  same or  similar  name  that the
Portfolio may have been modeled after at its  inception.  Certain  retail mutual funds  may also have  been  modeled  after a  Portfolio.  While  the  investment objective  and  policies of the retail  mutual funds and the  Portfolios  may be substantially  similar,  the actual  investments will differ to varying degrees.
Differences in the  performance of the funds can be expected,  and in some cases could be  substantial.  You should not  compare  the  performance  of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.

See Note 4 for additional information about each Annuity and the charges made by the  Separate  Account in  relation to the  Annuity  and any  optional  benefits offered under the Annuity.

The  accompanying  financial  statements  include only contract owners' purchase payments  related to the variable  investment  options offered under the various
Annuities, and does not provide information related to fixed allocations offered under the Annuities.

                                                                             160

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS

      The fair value of the investments in the  sub-accounts is based on the net asset  values  of the  Portfolio  shares  held at the  end of the  current period.  Transactions  are  accounted  for on the trade date and  dividend income is recognized  on an accrual  basis.  Realized  gains and losses on sales of investments are determined on a first-in first-out basis.

      ESTIMATES

      The  preparation  of financial  statements in conformity  with  accounting
      principles   generally   accepted  in  the  United  States  requires  that
      management make estimates and assumptions that affect the reported amounts of assets and  liabilities as of the date of the financial  statements and the reported amounts of revenues and expenses during the reporting period.
      Actual results could differ from those estimates.

      INCOME TAXES

      American Skandia does not expect to incur any federal income tax liability on  earnings,  or realized  capital  gains  attributable  to the  Separate
      Account;  therefore,  no charges for federal  income  taxes are  currently deducted  from the Separate  Account.  If American  Skandia  incurs income taxes attributable to the Separate Account,  or determines that such taxes will be incurred, it may make a charge for such taxes against the Separate
      Account.  Under current laws,  American  Skandia may incur state and local income taxes (in addition to premium tax) in several  states.  The Company does  not  anticipate  that  these  taxes  will be  significant.  However,
      American  Skandia may make  charges  against the  Separate  Account in the event that the amount of these taxes changes.

      NEW ACCOUNTING PRONOUNCEMENT

      Statement  of  Position  (SOP)  03-5  "Financial  Highlights  of  Separate
      Accounts:  An  Amendment  to the  Audit  and  Accounting  Guide  Audits of
      Investment Companies" was effective for fiscal years ending after December
      15, 2003. The adoption of the new  requirements  of the SOP did not have a material impact on the results of operations or financial  position of the
      Separate  Account,  however  the SOP did  result  in  additional  footnote disclosures.

3. DIVIDENDS

During 2004, certain of the Portfolios declared  dividends.  The amounts accrued and/or accrued and paid by the Portfolios to the Separate  Account for its share of the dividends were reinvested in additional full and fractional shares of the applicable  Portfolios.  Such  additional  full  and  fractional  shares  of the
Portfolios are reflected in the daily calculation of the accumulation unit value for each Sub-account of the Separate Account.

                                                                             161

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

4. CONTRACT CHARGES/FEATURES

Each Annuity funded through the Separate Account is subject to specific fees and charges,  some of which are  deducted as an  asset-based  charge by the Separate
Account,  while others are deducted  either annually or at the time that certain transactions are made.

INSURANCE  CHARGE - The Insurance Charge is the combination of the mortality and expense  risk charge and the  administrative  charge  deducted  by the  Separate
Account.  The  Insurance  Charge is expressed as an annual  charge;  however the daily  equivalent  is deducted on a daily basis from the assets of the  Separate
Account. Prior to the consolidation of Separate Account B (described in Note 6), the level of Insurance Charge determined which separate account was used to fund the particular annuity.

The following Insurance Charge levels apply to each Annuity product, as listed.

    INSURANCE CHARGE                                         ANNUITY PRODUCT NAME
         0.65%            Choice,  Choice 2000,  ASAP III,  XTra Credit SIX,  Stagecoach  ASAP III,  Stagecoach  Xtra
                          Credit SIX
         1.00%            AS Impact, Defined Investments Annuity, Galaxy III
         1.25%            ASAIA, ASVIA
         1.40%            PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex,
                          Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
                          Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS
                          Protector, Stagecoach Variable Annuity, Stagecoach VA+
         1.65%            Apex II, ASL II, ASL II Premier, Stagecoach APEX II
         2.25%            ASAIA w/ Guarantee

DISTRIBUTION  CHARGE - The  Distribution  Charge  is  deducted  by the  Separate
Account on four American Skandia annuity contracts.  The Distribution  Charge is expressed as an annual  charge;  however the daily  equivalent  is deducted on a daily basis from the assets of the Separate Account.  The charge is deducted for the number of years indicated below and then no longer applies.

   DISTRIBUTION CHARGE                      ANNUITY PRODUCT NAME                            PERIOD DEDUCTED
          0.60%                         ASAP III, Stagecoach ASAP III                    Annuity Years 1-8 only
          1.00%                  XTra Credit SIX, Stagecoach XTra Credit SIX            Annuity Years 1-10 only

ANNUAL  MAINTENANCE FEE - An Annual  Maintenance Fee of up to $35 is deducted at the end of each  Annuity  Year and upon  surrender  of the  Annuity.  The Annual
Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain  circumstances,  may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

TRANSFER  FEES - Transfer  Fees are  charged at a rate of $10 for each  transfer
after  the  20th  in  each  Annuity  Year,  as  set  forth  in  the   respective
prospectuses.

CONTINGENT  DEFERRED SALES CHARGES - Contingent Deferred Sales Charges may apply to certain  withdrawals  from the annuities  and upon  surrender of the annuity.
When applicable, Contingent Deferred Sales Charges

                                                                             162

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

will apply for a maximum number of years depending on the type of contract.  The maximum  number of years may be based on the number of years since each Purchase
Payment is applied or from the issue date of the Annuity.  Certain  annuities do not deduct a  Contingent  Deferred  Sales Charge upon  surrender or  withdrawal.
Please  refer  to the  prospectus  for  your  annuity  contract  for a  complete description  of the  Contingent  Deferred  Sales  Charge,  as  well  as for  any exceptions to the provision  that may apply to certain  withdrawals  during each
Annuity Year.

PREMIUM  TAXES - Some states and  municipalities  impose  premium  taxes,  which currently range up to 3.5% on Variable Immediate Annuity contracts.

OPTIONAL BENEFIT CHARGES - Prior to November 18, 2002,  American Skandia offered certain optional  benefits as riders to the various annuity  contracts where the annual  charge to purchase the rider was deducted  from the annuity on an annual basis in arrears.  Effective as of November 18, 2002,  American  Skandia  offers riders for optional  benefits  whose annual  charge is deducted on a daily basis from the assets in the  Separate  Account.  The daily  charge  for the  optional benefits  is  deducted  in the  same  manner  as the  Insurance  Charge  and the
Distribution  Charge (if  applicable).  Annuity  Owners who elect to purchase an optional  benefit  purchase  units of the  Separate  Account  that  reflect  the
Insurance  Charge,  Distribution  Charge (if  applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will  continue to have the  applicable charge deducted in this manner.

Currently, American Skandia offers five different optional benefits, as follows:
the Guaranteed Return Option PlusSM (GRO Plus),  Guaranteed  Minimum  Withdrawal
Benefit (GMWB),  Guaranteed Minimum Income Benefit (GMIB), a Highest Anniversary
Value  optional  death  benefit  (HAV) and an  Enhanced  Beneficiary  Protection optional death benefit (EBP). Currently, the charge for GRO Plus, HAV and EBP is
0.25%  per year,  respectively.  The  charge  for GMWB is 0.35% per year and the charge  for  GMIB is 0.50%  per  year of the  Protected  Income  Value.  Certain
American  Skandia  annuity  contracts  may not be  eligible  to elect all or any optional benefits.

5. ACCUMULATION UNIT VALUES

qAccumulation  Unit Values (or "AUVs") are  calculated  for each  Sub-account on each Valuation Day. Each  Sub-account  may have several  different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
        0.65%           Choice, Choice 2000 - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 2 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        0.90%           Choice, Choice 2000 - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        1.00%           AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits
                        Choice 2000 - with GMWB
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 3 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.15%           Choice, Choice 2000 - Two 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        1.25%           AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------

                                                                             163

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
                        ASAP III, Stagecoach ASAP III - No Optional Benefits

                        ASAIA, ASVIA
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 7 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.40%           Choice, Choice 2000 - Three 0.25% Optional Benefits

                        PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
                        Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
                        XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                        Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 1 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.50%           AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits

                        Choice 2000 - with HAV, EBP and GMWB

                        ASAP III, Stagecoach ASAP III  - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        1.60%           ASAP III, Stagecoach ASAP III with GMWB
--------------------------------------------------------------------------------------------------------------------
        1.65%           ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
                        ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
                        Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                        Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit

                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        Apex II  - No Optional Benefits
                        THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 9 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        1.75%           Defined Investments Annuity - Three 0.25% Optional Benefits

                        ASAP III, Stagecoach ASAP III - Two 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        1.85%           ASAP III, Stagecoach ASAP III - with one 0.25% Optional Benefit and GMWB.
--------------------------------------------------------------------------------------------------------------------
        1.90%           ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
                        XTra Credit FOUR, Stagecoach VA+ - , Stagecoach Variable Annuity - Two 0.25% Optional
                        Benefits

                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        APEX II  - One 0.25% Optional Benefit
--------------------------------------------------------------------------------------------------------------------
        2.00%           ASAP III, Stagecoach ASAP III - Three 0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------

                                                                             164

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  ASSET-BASED CHARGE                                   DESCRIPTION OF WHEN APPLICABLE
        LEVEL
--------------------------------------------------------------------------------------------------------------------
                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, ASL II Premier, Apex II, Stagecoach
                        Apex II  - with GMWB.
--------------------------------------------------------------------------------------------------------------------
        2.10%           ASAP III, Stagecoach ASAP III - with HAV, EBP and GMWB
--------------------------------------------------------------------------------------------------------------------
        2.15%           ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
                        XTra Credit FOUR , Stagecoach VA+ - , Stagecoach Variable Annuity, - Three 0.25% Optional
                        Benefits
                        XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II  - Two
                        0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        2.25%           ASAP II - with HAV, EBP and GMWB

                        XTra Credit SIX,  Stagecoach  XTra Credit SIX, ASL II, ASL II Premier,  Apex II,  Stagecoach
                        Apex II  - with one 0.25% Optional Benefit and GMWB.

                        ASAIA w/ Guarantee*
                        *THIS ASSET-BASED CHARGE LEVEL WAS FORMERLY APPLICABLE TO ANNUITY CONTRACTS FUNDED THROUGH
                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 8 SUB-ACCOUNTS).
--------------------------------------------------------------------------------------------------------------------
        2.40%           XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II  - Three
                        0.25% Optional Benefits
--------------------------------------------------------------------------------------------------------------------
        2.50%           XTra Credit SIX, Stagecoach XTra Credit SIX, ASL II, Apex II, Stagecoach Apex II - with
                        HAV, EBP and GMWB
--------------------------------------------------------------------------------------------------------------------

6. CONSOLIDATION OF SEPARATE ACCOUNTS

Prior to November  18,  2002,  the  Separate  Account was  organized as a single separate  account under  Connecticut  state law, with six different  Sub-account classes  structured  based  on the  daily  asset-based  charge  deducted  by the
Separate  Account.  Each "class" of the  Separate  Account was  registered  as a distinct  unit  investment  trust under the  Investment  Company Act.  Effective
November  18,  2002,  each  Sub-account   class  of  the  Separate  Account  was
consolidated into the unit investment trust formerly named American Skandia Life
Assurance  Corporation  Variable  Account  B (Class 1  Sub-accounts),  which was
renamed  American  Skandia  Life  Assurance   Corporation  Variable  Account  B.
Effective as of November 18, 2002, each  Sub-account of the Separate Account has multiple Unit Prices to reflect the daily charge  deducted for each  combination of the applicable  Insurance Charge,  Distribution  Charge (when applicable) and the  charge for each  optional  benefit  offered  under the  applicable  annuity contracts  funded  through  the  Separate  Account.  The  consolidation  of  the different classes of the Separate Account has no impact on Annuity Owners.

7. RELATED PARTY AGREEMENTS

American Skandia  Marketing,  Incorporated  serves as principal  underwriter and distributor of variable  annuity  contracts  funded by interests in the Separate
Account,  without  remuneration  from the  Separate  Account.  American  Skandia
Marketing,  Inc.  and  American  Skandia  Life  Assurance  Corporation  are both wholly-owned  subsidiaries of American  Skandia,  Inc., whose ultimate parent is
Prudential Financial, Inc.

                                                                             165

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
("VARIABLE ACCOUNT B")
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

8. DIVERSIFICATION REQUIREMENTS

Section  817(h) of the Internal  Revenue Code provides  that a variable  annuity contract,  in  order  to  qualify  as  an  annuity,  must  have  an  "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements  under the Internal Revenue Code are not met and the annuity is not treated as an annuity,  the taxpayer will be subject to income tax on the annual gain in the  contract.  The  Treasury  Department's  regulations  prescribe  the
diversification   requirements  for  variable  annuity  contracts.  The  Company believes the underlying mutual fund portfolios have  continuously  complied with the terms of these regulations.

                                                                             166

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
AIM - VI Dynamics(1)                                                      $    15,536,841         $    37,824,999
AIM - VI Financial Services(1)                                            $    15,267,254         $    33,094,012
AIM - VI Health Sciences(1)                                               $    29,609,324         $    44,970,641
AIM - VI Technology(1),(2)                                                $    32,860,230         $    36,195,843
AST - Alger All-Cap Growth                                                $    45,212,004         $   137,348,219
AST - Alliance Growth & Income                                            $   348,469,225         $   226,726,468
AST - Alliance Growth                                                     $    17,457,929         $    53,496,533
AST - Alliance/Bernstein Growth + Value                                   $    20,433,093         $    12,712,092
AST - American Century Income and Growth(3)                               $   176,553,438         $    75,074,252
AST - American Century International Growth I(4)                          $    30,127,897         $   404,393,934
AST - American Century Strategic Balanced                                 $    31,541,891         $    47,877,491
AST - Cohen & Steers Real Estate                                          $   131,274,356         $    89,568,010
AST - DeAm Bond(5)                                                        $     6,248,901         $    24,560,894
AST - DeAm Global Allocation                                              $     6,529,573         $    60,516,322
AST - DeAm Large-Cap Growth(6)                                            $    11,954,222         $    45,314,441
AST - DeAm Large-Cap Value                                                $    65,315,786         $    17,237,541
AST - DeAm Small-Cap Growth                                               $    26,227,795         $   113,878,350
AST - DeAm Small-Cap Value                                                $    72,188,947         $    24,002,943
AST - Federated Aggressive Growth                                         $   186,177,981         $    81,860,878
AST - Gabelli All-Cap Value                                               $    48,684,279         $    59,687,222
AST - Goldman Sachs Concentrated Growth(6)                                $    68,966,817         $   274,328,390
AST - Goldman Sachs High Yield Bond(7)                                    $ 1,220,085,315         $ 1,302,099,505
AST - Goldman Sachs Mid-Cap Growth                                        $   110,503,009         $    30,482,085
AST - Goldman Sachs Small-Cap Value                                       $    12,393,889         $    83,137,868
AST - Hotchkis & Wiley Large Cap Value(8)                                 $    59,570,714         $   137,336,434
AST - JP Morgan International Equity(9)                                   $    67,169,240         $    73,305,738
AST - Lord Abbett Bond Debenture                                          $   231,323,538         $   162,888,421
AST - LSV International Value(10)                                         $    36,792,266         $    29,613,296
AST - Marsico Capital Growth                                              $   476,841,753         $   192,919,174
AST - MFS Global Equity                                                   $    65,360,876         $    24,840,246
AST - MFS Growth                                                          $    29,027,515         $   142,566,134
AST - MFS Growth with Income(3)                                           $     8,801,955         $   114,970,465
AST - Money Market                                                        $ 6,466,700,059         $ 6,861,664,760
AST - Neuberger & Berman Mid-Cap Growth                                   $    61,409,256         $    73,770,670
AST - Neuberger & Berman Mid-Cap Value                                    $   211,549,860         $   138,582,521
AST - PIMCO Limited Maturity Bond                                         $   626,878,790         $   375,347,323
AST - PIMCO Total Return Bond(5)                                          $   427,552,405         $   310,904,808
AST - Sanford Bernstein Core Value                                        $   121,688,648         $    48,976,447
AST - Sanford Bernstein Managed Index 500                                 $   165,849,591         $   183,459,598
AST - Small-Cap Value Portfolio(11)                                       $   176,787,154         $   159,864,630
AST - State Street Research Small-Cap Growth(12)                          $    29,677,149         $   115,470,908
AST - T. Rowe Price Asset Allocation                                      $    68,800,301         $    34,836,478
AST - T. Rowe Price Global Bond                                           $   171,825,113         $    41,691,353

                                                                             167

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
AST - T. Rowe Price Natural Resources                                     $    91,954,981         $    73,391,359
AST - William Blair International Growth(4)                               $   676,201,784         $   153,244,382
Davis - Value                                                             $     1,149,840         $       795,185
Evergreen - VA Foundation                                                 $       261,872         $       995,152
Evergreen - VA                                                            $        91,920         $       434,930
Evergreen - VA Growth & Income                                            $       513,943         $       729,428
Evergreen - VA International Equity                                       $    14,835,213         $     6,148,333
Evergreen - VA Omega                                                      $    29,914,064         $    20,396,723
Evergreen - VA Special Equity                                             $    22,807,999         $    26,149,294
Evergreen - VA Special Values                                             $       767,330         $       619,851
Evergreen - VA Strategic Income                                           $       947,545         $     1,283,131
First Trust - 10 Uncommon Values                                          $     3,887,958         $     4,458,570
First Trust - Energy                                                      $       777,921         $       826,771
First Trust - Financial Services                                          $       409,367         $     1,172,843
First Trust - Global Target(15)(13)                                       $    20,510,618         $     3,875,091
First Trust - NASDAQ Target(15)(13)                                       $     3,864,797         $     1,926,359
First Trust - Pharmaceutical                                              $       304,107         $       850,373
First Trust - S&P Target(24)(13)                                          $    11,600,719         $     4,336,643
First Trust - Target Managed VIP(13)                                      $    79,588,369         $     3,414,866
First Trust - Technology                                                  $        82,916         $       462,582
First Trust - The Dow Dart(10)(13)                                        $    10,238,478         $     2,503,908
First Trust - Value Line Target(25)(13)                                   $    17,304,480         $     3,477,177
Gartmore - GVIT Developing Markets                                        $   131,691,424         $   119,235,695
INVESCO VI Telecommunincations(2)                                         $     8,039,472         $    36,263,241
Liberty - Asset Allocation VS                                             $       244,224         $     7,584,322
Liberty - Columbia High Yield VS                                          $       372,450         $       738,086
Liberty - Columbia Real Estate Equity VS                                  $       185,369         $       375,091
Liberty - Equity VS                                                       $       355,197         $     7,936,396
Liberty - Federal Securities VS                                           $       353,986         $     3,479,697
Liberty - Money Market VS                                                 $     3,829,528         $     5,737,008
Liberty - Small Company Growth VS                                         $       158,881         $       766,215
ProFunds - VP Asia(30)                                                    $   191,915,296         $   195,757,866
ProFunds - VP Banks                                                       $   152,380,135         $   146,385,672
ProFunds - VP Basic Materials                                             $   192,706,163         $   217,111,615
ProFunds - VP Bear                                                        $   843,163,189         $   859,190,772
ProFunds - VP Biotechnology                                               $   155,431,300         $   142,232,298
ProFunds - VP Bull                                                        $ 1,563,666,062         $ 1,427,408,064
ProFunds - VP Consumer Goods(14)                                          $   231,008,942         $   222,787,152
ProFunds - VP Consumer Services(15)                                       $    65,732,141         $    58,002,616
ProFunds - VP Europe(30)                                                  $   391,698,842         $   405,770,814
ProFunds - VP Financials(16)                                              $   166,239,456         $   159,277,762
ProFunds - VP Health Care(17)                                             $   191,666,459         $   177,028,201
ProFunds - VP Industrials(18)                                             $   118,996,966         $   121,537,656
ProFunds - VP Internet                                                    $   197,714,510         $   170,539,235
ProFunds - VP Japan                                                       $   198,849,336         $   191,711,626

                                                                             168

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

                                                                          ---------------------------------------
                                                                              PURCHASES                SALES
                                                                          ---------------------------------------
ProFunds - VP Large Cap Growth(19)                                        $    12,831,909         $     9,376,960
ProFunds - VP Large Cap Value(19)                                         $    25,577,657         $    21,103,596
ProFunds - VP Mid-Cap Growth                                              $   381,885,709         $   354,825,110
ProFunds - VP Mid-Cap Value                                               $   696,796,846         $   630,555,889
ProFunds - VP Oil & Gas(20)                                               $   326,052,387         $   302,486,035
ProFunds - VP OTC                                                         $   870,621,887         $   864,927,490
ProFunds - VP Pharmaceuticals                                             $   103,993,268         $   102,322,620
ProFunds - VP Precious Metals                                             $   391,151,517         $   386,026,804
ProFunds - VP Real Estate                                                 $   772,613,036         $   736,574,345
ProFunds - VP Rising Rates Opportunity                                    $   538,115,698         $   447,296,446
ProFunds - VP Semiconductor                                               $   131,030,197         $   135,940,333
ProFunds - VP Short Mid Cap(19)                                           $     6,086,950         $     5,544,072
ProFunds - VP Short OTC                                                   $ 1,432,947,585         $ 1,431,225,002
ProFunds - VP Short Small Cap(19)                                         $    15,992,667         $    13,136,210
ProFunds - VP Small-Cap Growth                                            $ 1,140,494,147         $ 1,094,067,940
ProFunds - VP Small-Cap Value                                             $   889,165,335         $   864,964,750
ProFunds - VP Technology                                                  $   115,000,234         $   116,309,967
ProFunds - VP Telecommunications                                          $   124,673,118         $   115,076,457
ProFunds - VP U.S. Government Plus                                        $   431,678,911         $   425,068,806
ProFunds - VP Ultra Bull                                                  $   591,778,771         $   566,943,987
ProFunds - VP Ultra Mid-Cap                                               $   418,141,618         $   374,928,573
ProFunds - VP Ultra OTC                                                   $   459,765,573         $   419,143,440
ProFunds - VP Ultra Small-Cap                                             $   658,791,993         $   569,773,871
ProFunds - VP Utilities                                                   $   227,302,100         $   205,337,033
Prudential - SP William Blair International Growth Class I(22)            $    14,860,343         $       386,506
Prudential - SP William Blair International Growth Class II(21),(22)      $    24,273,374         $    48,535,979
Rydex - Nova                                                              $        96,912         $     2,902,638
Rydex - OTC                                                               $           285         $    11,955,385
Rydex - Ursa                                                              $        52,431         $       463,757
WFVT - Asset Allocation                                                   $     9,975,273         $    24,411,234
WFVT - Equity Income                                                      $    17,139,477         $    10,891,763
WFVT - Equity Value                                                       $     3,991,677         $     6,395,648
WFVT - Growth                                                             $        73,923         $     9,034,427
WFVT - International Equity                                               $       494,827         $       339,037
WFVT - Large Company Growth                                               $     1,270,378         $     2,124,029
WFVT - Money Market                                                       $    13,077,890         $    25,170,766
WFVT - Small-Cap Growth                                                   $       256,190         $     1,109,256
WFVT - Total Return Bond                                                  $     2,477,940         $     6,175,242
                                                                          ---------------------------------------
                                                                          $28,878,171,761         $27,870,599,791
                                                                          =======================================

                                                                             169

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2004:

FOOTNOTES:

 1 - Invesco VIF changed its subaccount to AIM VI as of 10/15/04.
 2 - Invesco VIF Telecommunications merged into Invesco VIF Technology as of
     4/29/04.
 3 - AST MFS Growth with Income merged into AST American Century Income and
     Growth as of 4/30/04.
 4 - AST American Century International Growth I merged into AST William Blair
     International Growth as of 4/30/04.
 5 - AST DeAm Bond merged into AST Pimco Total Return Bond as of 4/30/04.
 6 - AST DeAm Large Cap Growth merged into AST Goldman Sachs Concentrated Growth as of 4/30/04.
 7 - AST Federated High Yield Bond changed its name to AST Goldman Sachs High
     Yield Bond as of 4/30/04.
 8 - AST Invesco Capital Income changed its name to AST Hotchkis & Wiley Large
     Cap Value as of 4/30/04.
 9 - AST Strong International Equity changed its name to AST JP Morgan
     International Equity on 2/23/04
10 - AST DeAm International Equity changed its name to AST LSV International
     Value as of 11/19/04.
11 - AST Gabelli Small Cap Value changed its name to AST Small Cap Value as of
     11/19/04.
12 - AST PBHG Small Cap Growth changed its name to AST State Street Research
     Small-Cap Growth as of 4/30/04.
13 - These portfolios commenced additional charge levels when they were added to
     American Skandia Life Assurance Corporation core products on April 30,
     2004.
14 - Profunds VP Consumer Non-Cyclical changed its name to Profunds VP Consumer
     Goods on 12/17/04.
15 - Profunds VP Consumer Cyclical changed its name to Profunds VP Consumer
     Services on 12/17/04.
16 - Profunds VP Financial changed its name to Profunds VP Financials on
     12/17/04.
17 - Profunds VP Healthcare changed its name to Profunds VP Health Care on
     12/17/04.
18 - Profunds VP Industrial changed its name to Profunds VP Industrials on
     12/17/04.
19 - These portfolios commenced operations on November 22, 2004.
20 - Profunds VP Energy changed its name to Profunds VP Oil & Gas on 12/17/04.
21 - Prudential SP Jennison International Growth changed its name to Prudential
     SP William Blair International Growth as of 4/30/04.
22 - Prudential SP William Blair International Growth changed its charge level from Class 2 to Class 1 as of 12/10/04.

                                                                             170

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
AIM Variable Investment Funds:(4)
VI DYNAMICS
2004                                               7,132,841              $   70,631,569   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.63                                                 16.32%(39)
          Low Charge Level (65 bps)                                9.53                                                 12.60%
2003                                               9,813,234                  85,022,169   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.05                                                 34.52%
          Low Charge Level (65 bps)                                8.46                                                 36.93%
2002                                              10,277,990                  62,724,192   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.70                                                 (0.36%)
          Low Charge Level (65 bps)                                6.18                                                (32.34%)
2001                                              13,391,660       8.98      120,295,329          1.25%           -    (32.10%)
VI FINANCIAL SERVICES
2004                                               6,187,569              $   86,730,223   0.65 - 2.50%       0.66%
          High Charge Level (250 bps)                           $ 11.08                                                 10.80%(39)
          Low Charge Level (65 bps)                               14.91                                                  7.97%
2003                                               7,446,589                  98,077,552   0.65 - 2.40%       0.51%
          High Charge Level (240 bps)                             12.54                                                 26.47%
          Low Charge Level (65 bps)                               13.81                                                 28.74%
2002                                               8,207,393                  85,332,946   0.65 - 2.40%       0.48%
          High Charge Level (240 bps)                              9.91                                                 (0.10%)
          Low Charge Level (65 bps)                               10.73                                                (15.45%)
2001                                              11,612,048      12.48      144,864,867          1.25%       0.22%    (11.15%)
VI HEALTH SCIENCES
2004                                               9,914,444              $  122,422,353   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.38                                                 13.75%(39)
          Low Charge Level (65 bps)                               13.03                                                  6.87%
2003                                              11,072,391                 129,594,616   0.65 - 2.25%           -
          High Charge Level (225 bps)                             10.85                                                  8.53%
          Low Charge Level (65 bps)                               12.19                                                 26.95%
2002                                              12,424,845                 115,834,514   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.59%)
          Low Charge Level (65 bps)                                9.60                                                (24.94%)
2001                                              17,419,141      12.58      219,115,896          1.25%       0.33%    (13.81%)

                                                                             171

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VI TECHNOLOGY(5)
2004                                              18,009,965              $   94,451,413   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 13.71                                                  2.64%
          Low Charge Level (65 bps)                                5.37                                                  3.95%
2003                                              18,239,131              $   92,924,281   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.35                                                 42.53%
          Low Charge Level (65 bps)                                5.17                                                 44.34%
2002                                              19,761,036                  69,602,006   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.37                                                 (0.76%)
          Low Charge Level (65 bps)                                3.58                                                (47.19%)
2001                                              26,652,622       6.66      177,600,254          1.25%           -    (39.68%)

AMERICAN SKANDIA TRUST (AST):
ALGER ALL-CAP GROWTH(6)
2004                                              61,969,083              $  329,211,223   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.73                                                  7.34%(39)
          Low Charge Level (65 bps)                                5.21                                                  7.76%
2003                                              81,321,836              $  396,838,714   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 12.38                                                 32.27%
          Low Charge Level (65 bps)                                4.83                                                 34.64%
2002                                              90,192,770                 318,994,513   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.36                                                 (0.77%)
          Low Charge Level (65 bps)                                3.59                                                (36.21%)
2001                                             125,442,916       5.54      695,157,974          1.25%           -    (17.84%)
ALLIANCE/BERNSTEIN GROWTH + VALUE
2004                                               7,358,128              $   77,489,783   0.65 - 2.50%       0.33%
          High Charge Level (250 bps)                           $ 11.15                                                 11.52%(39)
          Low Charge Level (65 bps)                                9.88                                                  9.35%
2003                                               6,683,505                  63,296,213   0.65 - 2.40%       0.44%
          High Charge Level (240 bps)                             12.04                                                 23.07%
          Low Charge Level (65 bps)                                9.03                                                 25.28%
2002                                               4,327,328                  31,677,741   0.65 - 2.40%       0.12%
          High Charge Level (240 bps)                              9.78                                                 (0.26%)
          Low Charge Level (65 bps)                                7.21                                                (25.49%)

                                                                             172

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                               3,351,836       9.63       32,273,758          1.25%           -     (2.49%)
ALLIANCE GROWTH
2004                                              17,249,071              $  204,983,585   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.57                                                  5.70%(39)
          Low Charge Level (65 bps)                               13.47                                                  5.06%
2003                                              19,857,909                 230,629,919   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.27                                                 20.74%
          Low Charge Level (65 bps)                               12.82                                                 22.90%
2002                                              24,257,897                 234,801,093   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.34                                                 (0.80%)
          Low Charge Level (65 bps)                               10.43                                                (31.43%)
2001                                              29,478,257      14.61      430,799,551          1.25%           -     62.12%
ALLIANCE GROWTH & INCOME
2004                                             111,668,550              $2,126,109,292   0.65 - 2.50%       0.70%
          High Charge Level (250 bps)                           $ 11.50                                                 14.97%(39)
          Low Charge Level (65 bps)                               27.83                                                 10.29%
2003                                              90,205,111               1,806,873,422   0.65 - 2.40%       1.11%
          High Charge Level (240 bps)                             12.70                                                 29.25%
          Low Charge Level (65 bps)                               25.23                                                 31.57%
2002                                              59,063,804               1,146,239,838   0.65 - 2.40%       0.86%
          High Charge Level (240 bps)                              9.83                                                 (0.21%)
          Low Charge Level (65 bps)                               19.18                                                (23.78%)
2001                                              63,123,316      28.18    1,778,634,952          1.25%       0.51%    (49.11%)
AMERICAN CENTURY INCOME AND GROWTH(8)
2004                                              32,369,257              $  444,888,617   0.65 - 2.50%       0.92%
          High Charge Level (250 bps)                           $ 11.72                                                 17.21%(39)
          Low Charge Level (65 bps)                               15.20                                                 11.85%
2003                                              23,660,792              $  297,693,630   0.65 - 2.40%       1.25%
          High Charge Level (240 bps)                             12.43                                                 25.69%
          Low Charge Level (65 bps)                               13.59                                                 27.94%
2002                                              25,314,302                 253,210,309   0.65 - 2.40%       1.01%
          High Charge Level (240 bps)                              9.89                                                 (0.14%)
          Low Charge Level (65 bps)                               10.62                                                (20.34%)
2001                                              27,386,278      12.86      352,096,097          1.25%       0.74%     (9.79%)

                                                                             173

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
AMERICAN CENTURY STRATEGIC BALANCED
2004                                              15,965,075              $  226,426,887   0.65 - 2.50%       1.41%
          High Charge Level (250 bps)                           $ 10.98                                                  9.75%(39)
          Low Charge Level (65 bps)                               16.05                                                  8.28%
2003                                              16,878,085                 226,925,680   0.65 - 2.40%       2.10%
          High Charge Level (240 bps)                             11.56                                                 16.02%
          Low Charge Level (65 bps)                               14.83                                                 18.10%
2002                                              14,602,198                 171,665,189   0.65 - 2.40%       2.35%
          High Charge Level (240 bps)                              9.96                                                 (0.05%)
          Low Charge Level (65 bps)                               12.56                                                (10.33%)
2001                                              14,369,895      13.50      193,957,064          1.25%       1.90%     (5.15%)
COHEN & STEERS REAL ESTATE
2004                                              21,624,495              $  417,809,512   0.65 - 2.50%       2.35%
          High Charge Level (250 bps)                           $ 14.07                                                 40.74%(39)
          Low Charge Level (65 bps)                               20.73                                                 37.05%
2003                                              19,867,222                 284,338,615   0.65 - 2.40%       3.24%
          High Charge Level (240 bps)                             13.84                                                 34.14%
          Low Charge Level (65 bps)                               15.12                                                 36.54%
2002                                              16,394,387                 174,175,353   0.65 - 2.40%       2.69%
          High Charge Level (240 bps)                             10.32                                                  0.39%
          Low Charge Level (65 bps)                               11.08                                                  1.98%
2001                                              12,268,426      10.54      129,275,923          1.25%       3.06%      1.41%
DEAM GLOBAL ALLOCATION
2004                                              12,928,065              $  227,846,814   0.65 - 2.50%       1.17%
          High Charge Level (250 bps)                           $ 11.23                                                 12.28%(39)
          Low Charge Level (65 bps)                               19.24                                                 10.37%
2003                                              15,841,018                 260,113,420   0.65 - 2.40%       1.26%
          High Charge Level (240 bps)                             11.58                                                 16.66%
          Low Charge Level (65 bps)                               17.43                                                 18.76%
2002                                              19,851,420                 279,798,663   0.65 - 2.40%       3.87%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (65 bps)                               14.68                                                (15.98%)
2001                                              26,641,422      17.39      463,184,439          1.25%       2.72%    (12.97%)

                                                                             174

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
DEAM LARGE-CAP VALUE
2004                                              11,312,277              $  135,506,386   0.65 - 2.50%       0.73%
          High Charge Level (250 bps)                           $ 12.25                                                 22.54%(39)
          Low Charge Level (65 bps)                               11.47                                                 17.40%
2003                                               7,016,075                  70,284,651   0.65 - 2.40%       0.70%
          High Charge Level (240 bps)                             12.32                                                 23.56%
          Low Charge Level (65 bps)                                9.77                                                 25.77%
2002                                               5,640,550                  43,854,980   0.65 - 2.40%       0.34%
          High Charge Level (240 bps)                              9.97                                                 (0.03%)
          Low Charge Level (65 bps)                                7.77                                                (15.85%)
2001                                               4,575,558       9.15       41,867,147          1.25%       0.06%     (6.86%)
DEAM SMALL-CAP GROWTH
2004                                              33,205,933              $  329,275,040   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.03                                                 10.30%(39)
          Low Charge Level (65 bps)                               10.07                                                  8.72%
2003                                              43,078,181              $  390,757,155   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.98                                                 44.04%
          Low Charge Level (65 bps)                                9.27                                                 46.62%
2002                                              46,270,883                 284,715,693   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.71                                                 (0.35%)
          Low Charge Level (65 bps)                                6.32                                                (26.94%)
2001                                              60,703,791       8.46      513,314,354          1.25%           -    (29.43%)
DEAM SMALL-CAP VALUE(11)
2004                                               7,655,375              $  106,465,641   0.65 - 2.50%       0.17%
          High Charge Level (250 bps)                           $ 12.71                                                 27.11%(39)
          Low Charge Level (65 bps)                               13.34                                                 21.32%
2003                                               4,135,661                  46,726,995   0.65 - 2.40%       0.06%
          High Charge Level (240 bps)                             14.11                                                 40.02%
          Low Charge Level (65 bps)                               11.00                                                 42.52%
2002                                               1,070,115                   8,255,419   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                                7.72                                                (15.33%)

                                                                             175

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
FEDERATED AGGRESSIVE GROWTH
2004                                              24,666,221              $  346,354,336   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.64                                                 26.40%(39)
          Low Charge Level (65 bps)                               10.38                                                 22.26%
2003                                              17,696,713                 186,698,252   0.65 - 2.40%           -
          High Charge Level (240 bps)                             16.30                                                 65.43%
          Low Charge Level (65 bps)                                8.49                                                 68.39%
2002                                               7,054,451                  38,807,731   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                5.04                                                (29.65%)
2001                                               6,499,066       7.10       46,167,956          1.25%       0.02%    (21.73%)
GABELLI ALL-CAP VALUE(13)
2004                                              15,879,105              $  191,480,729   0.65 - 2.50%       0.27%
          High Charge Level (250 bps)                           $ 12.11                                                 21.08%(39)
          Low Charge Level (65 bps)                               11.93                                                 14.57%
2003                                              17,029,290                 178,003,502   0.65 - 2.40%       0.68%
          High Charge Level (240 bps)                             13.31                                                 32.60%
          Low Charge Level (65 bps)                               10.41                                                 34.97%
2002                                              14,512,425                 110,954,956   0.65 - 2.40%       0.72%
          High Charge Level (240 bps)                             10.04                                                  0.04%
          Low Charge Level (65 bps)                                7.71                                                (21.23%)
2001                                              14,934,570       9.71      144,955,652          1.25%       0.03%     (3.55%)
GOLDMAN SACHS CONCENTRATED GROWTH(12)
2004                                              42,899,031              $  941,718,599   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.54                                                  5.45%(39)
          Low Charge Level (65 bps)                               22.68                                                  3.02%
2003                                              49,868,112               1,118,525,070   0.65 - 2.40%       0.34%
          High Charge Level (240 bps)                             11.56                                                 22.24%
          Low Charge Level (65 bps)                               22.02                                                 24.43%
2002                                              60,039,938               1,118,623,901   0.65 - 2.40%       0.81%
          High Charge Level (240 bps)                              9.46                                                 (0.66%)
          Low Charge Level (65 bps)                               17.69                                                (30.29%)
2001                                              84,116,221      27.71    2,331,057,650          1.25%           -    (32.63%)

                                                                             176

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
GOLDMAN SACHS HIGH YIELD BOND(14)
2004                                              53,426,855              $  798,600,066   0.65 - 2.50%       7.93%
          High Charge Level (250 bps)                           $ 11.24                                                 12.45%(39)
          Low Charge Level (65 bps)                               17.55                                                 10.36%
2003                                              61,278,267                 860,658,494   0.65 - 2.40%       6.36%
          High Charge Level (240 bps)                             12.17                                                 18.67%
          Low Charge Level (65 bps)                               15.90                                                 20.80%
2002                                              47,108,149                 571,448,702   0.65 - 2.40%      10.51%
          High Charge Level (240 bps)                             10.26                                                  0.31%
          Low Charge Level (65 bps)                               13.17                                                 (0.61%)
2001                                              39,130,467      12.64      494,603,861          1.25%      10.89%     (1.26%)
GOLDMAN SACHS MID-CAP GROWTH
2004                                              38,744,379              $  273,819,442   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.91                                                 19.11%(39)
          Low Charge Level (65 bps)                                4.28                                                 15.60%
2003                                              30,464,599                 158,036,066   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.68                                                 28.44%
          Low Charge Level (65 bps)                                3.70                                                 30.74%
2002                                              18,856,270                  59,604,210   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.87                                                 (0.16%)
          Low Charge Level (65 bps)                                2.83                                                (27.93%)
2001                                              17,045,776       3.88       66,137,168          1.25%       0.08%    (41.01%)
GOLDMAN SACHS SMALL-CAP VALUE
2004                                              14,436,484              $  314,030,585   0.65 - 2.25%       0.22%
          High Charge Level (225 bps)                           $ 19.58                                                 17.47%
          Low Charge Level (65 bps)                               23.85                                                 19.39%
2003                                              18,000,465                 334,075,526   0.65 - 2.25%       0.81%
          High Charge Level (225 bps)                             16.67                                                 37.91%
          Low Charge Level (65 bps)                               19.98                                                 40.17%
2002                                              22,931,650                 308,288,769   0.65 - 2.40%       0.42%
          High Charge Level (240 bps)                             10.09                                                  0.11%
          Low Charge Level (65 bps)                               14.25                                                 (8.53%)
2001                                              26,220,860      15.12      396,338,558          1.25%           -      8.37%

                                                                             177

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
HOTCHKIS & WILEY LARGE CAP VALUE(15)
2004                                              31,863,491              $  621,342,337   0.65 - 2.50%       1.54%
          High Charge Level (250 bps)                           $ 11.75                                                 17.47%(39)
          Low Charge Level (65 bps)                               23.29                                                 14.70%
2003                                              34,631,684                 624,660,252   0.65 - 2.40%       2.46%
          High Charge Level (240 bps)                             11.58                                                 17.06%
          Low Charge Level (65 bps)                               20.31                                                 19.16%
2002                                              41,317,234                 646,536,064   0.65 - 2.40%       2.87%
          High Charge Level (240 bps)                              9.89                                                 (0.13%)
          Low Charge Level (65 bps)                               17.04                                                (18.02%)
2001                                              48,595,962      19.84      964,044,028          1.25%       2.30%     (9.87%)
JP MORGAN INTERNATIONAL EQUITY(16)
2004                                              17,053,738              $  373,795,987   0.65 - 2.50%       1.11%
          High Charge Level (250 bps)                           $ 12.32                                                 23.22%(39)
          Low Charge Level (65 bps)                               19.19                                                 16.35%
2003                                              15,962,091              $  332,695,658   0.65 - 2.40%       0.78%
          High Charge Level (240 bps)                             12.68                                                 27.47%
          Low Charge Level (65 bps)                               16.49                                                 29.75%
2002                                              18,007,797                 311,089,214   0.65 - 2.40%       0.68%
          High Charge Level (240 bps)                              9.95                                                 (0.06%)
          Low Charge Level (65 bps)                               12.71                                                (18.95%)
2001                                              17,388,860      24.28      422,244,622          1.25%       0.19%    (23.83%)
LORD ABBETT BOND DEBENTURE
2004                                              34,380,893              $  430,121,762   0.65 - 2.50%       3.22%
          High Charge Level (250 bps)                           $ 10.88                                                  8.81%(39)
          Low Charge Level (65 bps)                               13.03                                                  6.72%
2003                                              29,164,454                 345,376,922   0.65 - 2.40%       3.32%
          High Charge Level (240 bps)                             11.85                                                 15.90%
          Low Charge Level (65 bps)                               12.21                                                 17.97%
2002                                              16,189,211                 163,890,817   0.65 - 2.40%       2.62%
          High Charge Level (240 bps)                             10.23                                                  0.27%
          Low Charge Level (65 bps)                               10.35                                                 (0.25%)
2001                                               5,506,982      10.28       56,635,959          1.25%       0.04%      1.59%

                                                                             178

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
LSV INTERNATIONAL VALUE(17)
2004                                              12,659,807              $  173,233,229   0.65 - 2.50%       1.33%
          High Charge Level (250 bps)                           $ 12.70                                                 27.05%(39)
          Low Charge Level (65 bps)                               14.86                                                 20.25%
2003                                              12,065,446                 139,254,627   0.65 - 2.40%       0.55%
          High Charge Level (240 bps)                             12.79                                                 30.70%
          Low Charge Level (65 bps)                               12.36                                                 33.04%
2002                                              11,076,317                  97,152,235   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.78                                                 (0.26%)
          Low Charge Level (65 bps)                                9.29                                                (17.57%)
2001                                              13,627,264      10.77      146,801,965          1.25%           -    (33.17%)
MARSICO CAPITAL GROWTH
2004                                             153,173,872              $2,275,905,827   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.61                                                 16.07%(39)
          Low Charge Level (65 bps)                               17.88                                                 14.92%
2003                                             124,377,969               1,688,227,674   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.23                                                 28.58%
          Low Charge Level (65 bps)                               15.56                                                 30.88%
2002                                              96,160,163               1,064,090,824   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.59%)
          Low Charge Level (65 bps)                               11.89                                                (16.11%)
2001                                              85,895,802      13.74    1,180,585,665          1.25%           -    (22.81%)
MFS GLOBAL EQUITY
2004                                              13,547,904              $  164,748,455   0.65 - 2.50%       0.18%
          High Charge Level (250 bps)                           $ 12.40                                                 23.99%(39)
          Low Charge Level (65 bps)                               11.78                                                 17.62%
2003                                              10,003,157                 101,775,060   0.65 - 2.40%       0.16%
          High Charge Level (240 bps)                             12.24                                                 24.09%
          Low Charge Level (65 bps)                               10.01                                                 26.31%
2002                                               7,511,785                  59,353,705   0.65 - 2.40%       0.01%
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                7.93                                                (12.83%)
2001                                               5,806,567       8.94       51,931,371          1.25%           -    (11.23%)

                                                                             179

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
MFS GROWTH 7
2004                                              66,403,925              $  529,399,374   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.00                                                 10.03%(39)
          Low Charge Level (65 bps)                                7.81                                                  9.96%
2003                                              82,050,979                 587,305,149   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.35                                                 19.95%
          Low Charge Level (65 bps)                                7.10                                                 22.10%
2002                                              90,640,344                 520,897,076   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.46                                                 (0.65%)
          Low Charge Level (65 bps)                                5.82                                                (28.64%)
2001                                             117,716,242       8.02      943,892,034          1.25%       0.00%    (22.78%)
MONEY MARKET
2004                                             113,670,469              $1,340,662,110   0.65 - 2.50%       0.85%
          High Charge Level (250 bps)                            $ 9.79                                                 (2.12%)(39)
          Low Charge Level (65 bps)                               13.83                                                  0.18%
2003                                             142,666,269               1,735,626,811   0.65 - 2.40%       0.64%
          High Charge Level (240 bps)                              9.80                                                 (1.79%)
          Low Charge Level (65 bps)                               13.80                                                 (0.03%)
2002                                             214,020,495               2,711,656,868   0.65 - 2.40%       1.28%
          High Charge Level (240 bps)                              9.98                                                 (0.02%)
          Low Charge Level (65 bps)                               13.81                                                  0.63%
2001                                             184,612,059      13.24    2,445,129,183          1.25%       3.59%      2.32%
NEUBERGER & BERMAN MID-CAP GROWTH
2004                                              24,054,656              $  391,202,244   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.70                                                 17.03%(39)
          Low Charge Level (65 bps)                               20.32                                                 15.31%
2003                                              23,386,566                 350,659,691   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.11                                                 27.43%
          Low Charge Level (65 bps)                               17.62                                                 29.72%
2002                                              22,949,001                 280,546,742   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.51                                                 (0.60%)
          Low Charge Level (65 bps)                               13.59                                                (31.66%)
2001                                              25,717,164      18.95      487,415,278          1.25%           -    (26.83%)

                                                                             180

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
NEUBERGER & BERMAN MID-CAP VALUE
2004                                              57,066,120              $1,293,638,403   0.65 - 2.50%       0.10%
          High Charge Level (250 bps)                           $ 12.97                                                 29.75%(39)
          Low Charge Level (65 bps)                               29.33                                                 22.04%
2003                                              49,659,568               1,011,755,055   0.65 - 2.40%       0.21%
          High Charge Level (240 bps)                             13.27                                                 33.05%
          Low Charge Level (65 bps)                               24.04                                                 35.44%
2002                                              45,014,353                 750,296,836   0.65 - 2.40%       0.52%
          High Charge Level (240 bps)                              9.97                                                 (0.03%)
          Low Charge Level (65 bps)                               17.75                                                (11.14%)
2001                                              47,298,313      20.16      953,653,982          1.25%       0.14%     (4.39%)
PIMCO LIMITED MATURITY BOND
2004                                              98,739,357              $1,227,262,121   0.65 - 2.50%       3.16%
          High Charge Level (250 bps)                            $ 9.96                                                 (0.42%)(39)
          Low Charge Level (65 bps)                               15.64                                                  1.40%
2003                                              74,965,699              $  998,795,158   0.65 - 2.40%       2.15%
          High Charge Level (240 bps)                             10.16                                                  0.81%
          Low Charge Level (65 bps)                               15.42                                                  2.61%
2002                                              76,971,617               1,051,871,089   0.65 - 2.40%       4.35%
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                               15.03                                                  5.52%
2001                                              42,410,807      13.61      577,333,950          1.25%       4.57%      6.46%
PIMCO TOTAL RETURN BOND(10)
2004                                             153,052,987              $2,195,639,666   0.65 - 2.50%       3.96%
          High Charge Level (250 bps)                           $ 10.32                                                  3.15%(39)
          Low Charge Level (65 bps)                               19.18                                                  4.28%
2003                                             138,372,942               2,076,469,346   0.65 - 2.40%       3.64%
          High Charge Level (240 bps)                             10.45                                                  2.79%
          Low Charge Level (65 bps)                               18.39                                                  4.64%
2002                                             141,069,615               2,216,132,059   0.65 - 2.40%       3.90%
          High Charge Level (240 bps)                             10.16                                                  0.20%
          Low Charge Level (65 bps)                               17.58                                                  8.51%
2001                                              99,028,465      15.46    1,530,902,033          1.25%       4.73%      7.34%

                                                                             181

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
SANFORD BERNSTEIN CORE VALUE
2004                                              22,498,194              $  285,690,093   0.65 - 2.50%       1.31%
          High Charge Level (250 bps)                           $ 11.86                                                 18.64%(39)
          Low Charge Level (65 bps)                               12.55                                                 13.18%
2003                                              17,015,358                 190,735,631   0.65 - 2.40%       0.72%
          High Charge Level (240 bps)                             12.62                                                 25.23%
          Low Charge Level (65 bps)                               11.09                                                 27.48%
2002                                              22,845,449                 198,131,794   0.65 - 2.40%       0.18%
          High Charge Level (240 bps)                             10.07                                                  0.09%
          Low Charge Level (65 bps)                                8.70                                                (13.81%)
2001                                               4,207,869      10.04       42,266,883          1.25%           -      0.30%
SANFORD BERNSTEIN MANAGED INDEX 500
2004                                              43,544,187              $  544,671,811   0.65 - 2.50%       0.84%
          High Charge Level (250 bps)                           $ 11.31                                                 13.13%(39)
          Low Charge Level (65 bps)                               13.51                                                  9.27%
2003                                              44,902,347                 520,581,722   0.65 - 2.40%       1.20%
          High Charge Level (240 bps)                             12.18                                                 24.26%
          Low Charge Level (65 bps)                               12.36                                                 26.49%
2002                                              45,680,242                 424,773,411   0.65 - 2.40%       1.15%
          High Charge Level (240 bps)                              9.80                                                 (0.24%)
          Low Charge Level (65 bps)                                9.77                                                (21.15%)
2001                                              48,018,721      12.03      577,437,079          1.25%       0.22%    (11.28%)
SMALL-CAP VALUE(18)
2004                                              53,138,535              $  909,574,910   0.65 - 2.50%       0.01%
          High Charge Level (250 bps)                           $ 12.11                                                 21.08%(39)
          Low Charge Level (65 bps)                               20.52                                                 15.68%
2003                                              49,565,293              $  763,347,794   0.65 - 2.40%       0.18%
          High Charge Level (240 bps)                             13.35                                                 32.53%
          Low Charge Level (65 bps)                               17.74                                                 34.90%
2002                                              40,876,983                 493,562,701   0.65 - 2.40%       0.45%
          High Charge Level (240 bps)                             10.08                                                  0.09%
          Low Charge Level (65 bps)                               13.15                                                 (9.97%)
2001                                              35,483,530      14.08      499,641,677          1.25%       0.48%      5.48%

                                                                             182

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
STATE STEET RESEARCH SMALL-CAP
GROWTH(19)
2004                                              14,656,495              $  221,443,824   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 9.32                                                 (6.75%)(39)
          Low Charge Level (65 bps)                               18.07                                                 (7.55%)
2003                                              19,781,570                 328,021,254   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.43                                                 41.76%
          Low Charge Level (65 bps)                               19.55                                                 44.30%
2002                                              20,229,481                 246,736,903   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.47                                                 (0.64%)
          Low Charge Level (65 bps)                               13.55                                                (34.83%)
2001                                              23,048,821      19.84      457,181,229          1.25%           -     (7.78%)
T. ROWE PRICE ASSET ALLOCATION
2004                                              22,590,070              $  422,820,758   0.65 - 2.50%       1.49%
          High Charge Level (250 bps)                           $ 11.35                                                 13.48%(39)
          Low Charge Level (65 bps)                               23.17                                                 10.45%
2003                                              19,492,726                 353,143,102   0.65 - 2.40%       2.41%
          High Charge Level (240 bps)                             12.05                                                 21.04%
          Low Charge Level (65 bps)                               20.98                                                 23.21%
2002                                              16,819,288                 264,454,961   0.65 - 2.40%       2.90%
          High Charge Level (240 bps)                              9.96                                                 (0.05%)
          Low Charge Level (65 bps)                               17.03                                                (10.47%)
2001                                              17,579,107      18.15      319,046,785          1.25%       3.10%     (6.13%)
T. ROWE PRICE GLOBAL BOND
2004                                              26,801,980              $  360,549,474   0.65 - 2.50%       5.66%
          High Charge Level (250 bps)                           $ 10.94                                                  9.41%(39)
          Low Charge Level (65 bps)                               15.42                                                  7.93%
2003                                              17,474,718                 227,916,652   0.65 - 2.40%       3.34%
          High Charge Level (240 bps)                             11.35                                                 10.15%
          Low Charge Level (65 bps)                               14.28                                                 12.13%
2002                                              17,341,771                 208,097,688   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.31                                                  0.37%
          Low Charge Level (65 bps)                               12.74                                                 14.28%
2001                                               9,668,062      10.62      102,653,229          1.25%           -      1.22%

                                                                             183

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
T. ROWE PRICE NATURAL RESOURCES
2004                                               9,328,133              $  235,649,553   0.65 - 2.50%       0.98%
          High Charge Level (250 bps)                           $ 14.36                                                 43.58%(39)
          Low Charge Level (65 bps)                               33.46                                                 30.34%
2003                                               8,214,933                 168,885,192   0.65 - 2.40%       1.40%
          High Charge Level (240 bps)                             13.60                                                 30.32%
          Low Charge Level (65 bps)                               25.68                                                 32.65%
2002                                               6,946,347                 121,238,963   0.65 - 2.40%       1.61%
          High Charge Level (240 bps)                             10.43                                                  0.52%
          Low Charge Level (65 bps)                               19.36                                                 (6.15%)
2001                                               6,565,088      19.71      129,428,870          1.25%       1.14%     (0.71%)
WILLIAM BLAIR INTERNATIONAL GROWTH(9)
2004                                              85,370,725              $1,326,329,125   0.65 - 2.50%       0.73%
          High Charge Level (250 bps)                           $ 11.94                                                 19.36%(39)
          Low Charge Level (65 bps)                               16.65                                                 15.40%
2003                                              46,081,888                 628,233,135   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.28                                                 36.72%
          Low Charge Level (65 bps)                               14.43                                                 39.17%
2002                                              31,110,564                 308,793,205   0.65 - 2.40%       4.13%
          High Charge Level (240 bps)                              9.71                                                 (0.35%)
          Low Charge Level (65 bps)                               10.37                                                (26.15%)
2001                                              40,507,419      13.54      548,295,456          1.25%       6.01%    (24.62%)

DAVIS FUNDS:
DAVIS - VALUE
2004                                                 772,859              $    7,960,954   1.40 - 1.65%       0.87%
          High Charge Level (165 bps)                           $ 14.13                                                 10.47%
          Low Charge Level (140 bps)                              10.23                                                 10.75%
2003                                                 737,092              $    6,826,770   1.40 - 1.65%       0.86%
          High Charge Level (165 bps)                             12.79                                                 27.62%
          Low Charge Level (140 bps)                               9.24                                                 27.94%
2002                                                 660,802                   4,771,411   1.40 - 2.15%       0.70%
          High Charge Level (215 bps)                             10.02                                                  0.02%
          Low Charge Level (140 bps)                               7.22                                                (17.43%)
2001                                                 617,727       8.75        5,402,164          1.25%           -    (12.01%)

                                                                             184

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
EVERGREEN FUNDS:
VA FOUNDATION
2004                                                 808,522              $    7,494,729   1.40 - 1.65%       0.88%
          High Charge Level (165 bps)                           $ 10.88                                                  4.55%
          Low Charge Level (140 bps)                               9.27                                                  4.82%
2003                                                 886,775              $    7,842,305   1.40 - 1.65%       2.25%
          High Charge Level (165 bps)                             10.40                                                 13.86%
          Low Charge Level (140 bps)                               8.84                                                 14.15%
2002                                                 949,349                   7,354,951   1.40 - 2.40%       2.12%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (140 bps)                               7.75                                                (10.93%)
2001                                               1,019,799       8.70        8,870,162          1.25%       2.32%     (9.85%)
VA FUND(20)
2004                                                 255,477              $    2,846,051   1.40 - 1.65%       0.22%
          High Charge Level (165 bps)                           $ 11.11                                                  6.60%
          Low Charge Level (140 bps)                              11.14                                                  6.87%
2003                                                 285,261                   2,973,771   1.40 - 1.65%           -
          High Charge Level (165 bps)                             10.42                                                  0.31%
          Low Charge Level (140 bps)                              10.42                                                  0.31%
VA GROWTH & INCOME(21)
2004                                                 554,636              $    6,260,925   1.40 - 1.65%       1.19%
          High Charge Level (165 bps)                           $ 11.26                                                  7.40%
          Low Charge Level (140 bps)                              11.29                                                  7.68%
2003                                                 574,860                   6,026,736   1.40 - 1.65%       0.03%
          High Charge Level (165 bps)                             10.48                                                  0.36%
          Low Charge Level (140 bps)                              10.48                                                  0.36%
VA INTERNATIONAL EQUITY(22)
2004                                               2,417,477              $   31,264,027   0.65 - 2.50%       1.57%
          High Charge Level (250 bps)                           $ 12.36                                                 23.58%(39)
          Low Charge Level (65 bps)                               12.39                                                 18.43%
2003                                               1,729,998                  18,720,657   0.65 - 2.40%       8.52%
          High Charge Level (240 bps)                             12.71                                                 28.03%
          Low Charge Level (65 bps)                               10.46                                                  0.34%

                                                                             185

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                  45,975                     377,265   1.40 - 2.40%       1.43%
          High Charge Level (240 bps)                              9.92                                                 (0.09%)
          Low Charge Level (140 bps)                               8.21                                                (11.72%)
2001                                                  45,358       9.30          421,638          1.25%       0.47%    (16.80%)
VA OMEGA
2004                                               4,623,843              $   39,972,378   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.92                                                  9.16%(39)
          Low Charge Level (65 bps)                                9.97                                                  6.52%
2003                                               3,868,364                  28,768,390   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.13                                                 36.68%
          Low Charge Level (65 bps)                                9.36                                                 39.13%
2002                                               2,670,586                  13,350,314   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.61                                                 (0.47%)
          Low Charge Level (65 bps)                                6.73                                                (25.87%)
2001                                               2,585,848       6.71       17,341,986          1.25%           -    (10.73%)
VA SPECIAL EQUITY
2004                                               4,635,898              $   55,301,162   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.53                                                  5.26%(39)
          Low Charge Level (65 bps)                               11.65                                                  5.15%
2003                                               5,050,359                  55,977,860   0.65 - 2.25%           -
          High Charge Level (225 bps)                              8.83                                                 48.56%
          Low Charge Level (65 bps)                               11.08                                                 50.98%
2002                                               2,553,384                  18,350,688   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.85                                                 (0.18%)
          Low Charge Level (65 bps)                                7.34                                                (27.65%)
2001                                               2,540,062       9.98       25,340,271          1.25%           -     (9.39%)
VA SPECIAL VALUES
2004                                                 321,764              $    5,913,725   1.40 - 1.65%       1.03%
          High Charge Level (165 bps)                           $ 15.43                                                 18.38%
          Low Charge Level (140 bps)                              18.61                                                 18.69%
2003                                                 312,372                   4,886,867   1.40 - 1.65%       0.12%
          High Charge Level (165 bps)                             13.03                                                 27.38%
          Low Charge Level (140 bps)                              15.68                                                 27.70%

                                                                             186

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 318,168                   3,907,168   1.40 - 2.15%       2.25%
          High Charge Level (215 bps)                             10.22                                                  0.27%
          Low Charge Level (140 bps)                              12.28                                                (13.82%)
2001                                                 258,972      14.25        3,690,353          1.25%       0.33%     16.46%
VA STRATEGIC INCOME
2004                                                 476,068              $    6,826,476   1.40 - 1.65%       4.60%
          High Charge Level (165 bps)                           $ 12.55                                                  6.62%
          Low Charge Level (140 bps)                              14.38                                                  6.89%
2003                                                 520,820                   7,001,850   1.40 - 1.65%           -
          High Charge Level (165 bps)                             11.77                                                 14.47%
          Low Charge Level (140 bps)                              13.45                                                 14.76%
2002                                                 500,680                   5,868,995   1.40 - 2.15%       6.52%
          High Charge Level (215 bps)                             10.28                                                  0.33%
          Low Charge Level (140 bps)                              11.72                                                 13.91%
2001                                                 341,316      10.29        3,512,462          1.25%       8.57%      4.72%

FIRST TRUST:
10 UNCOMMON VALUES
2004                                               2,084,738              $    9,808,491   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 14.39                                                  9.23%
          Low Charge Level (65 bps)                                4.50                                                 10.62%
2003                                               2,247,231                   9,486,380   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.17                                                 34.35%
          Low Charge Level (65 bps)                                4.07                                                 36.06%
2002                                               2,222,766                   6,759,630   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.80                                                 (0.24%)
          Low Charge Level (65 bps)                                2.99                                                (37.26%)
2001                                               2,255,266       4.72       10,636,782          1.25%           -    (36.54%)
ENERGY
2004                                                 210,626              $    3,746,228   1.00 - 1.25%           -
          High Charge Level (125 bps)                           $ 17.79                                                 30.39%
          Low Charge Level (100 bps)                              17.79                                                 30.72%

                                                                             187

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                                 208,614              $    2,838,672   1.00 - 1.25%           -
          High Charge Level (125 bps)                             13.65                                                 30.08%
          Low Charge Level (100 bps)                              13.61                                                 30.41%
2002                                                 228,757                   2,386,671   1.00 - 1.75%           -
          High Charge Level (175 bps)                             10.49                                                  0.58%
          Low Charge Level (100 bps)                              10.43                                                 (5.47%)
FINANCIAL SERVICES
2004                                                 318,758              $    4,641,362   1.00 - 1.25%           -
          High Charge Level (125 bps)                           $ 14.57                                                 13.97%
          Low Charge Level (100 bps)                              14.56                                                 14.26%
2003                                                 373,550                   4,761,175   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.78                                                 31.34%
          Low Charge Level (100 bps)                              12.74                                                 31.67%
2002                                                 382,046                   3,697,575   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.73                                                 (0.33%)
          Low Charge Level (100 bps)                               9.68                                                (15.24%)
GLOBAL TARGET(15)(23)
2004                                               1,858,147              $   22,623,931   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.78                                                 17.80%(39)
          Low Charge Level (65 bps)                               11.93                                                 12.65%
2003                                                 286,091                   3,049,311   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.96                                                 32.43%
          Low Charge Level (100 bps)                              10.59                                                 32.76%
2002                                                 293,636                   2,341,685   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.78                                                 (0.27%)
          Low Charge Level (100 bps)                               7.97                                                (15.55%)
NASDAQ TARGET(15)(23)
2004                                                 747,603              $    7,024,218   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 10.64                                                 19.52%
          Low Charge Level (65 bps)                               10.73                                                 20.53%
2003                                                 569,649                   5,070,373          1.00%           -
          High Charge Level (100 bps)                              8.90                                                 34.66%
          Low Charge Level (100 bps)                               8.90                                                 34.66%

                                                                             188

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 621,380                   4,107,326   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.71                                                 (2.85%)
          Low Charge Level (100 bps)                               6.61                                                (26.90%)
PHARMACEUTICAL
2004                                                 358,811              $    3,536,157   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.26                                                 (1.92%)
          Low Charge Level (100 bps)                               9.75                                                 (1.71%)
2003                                                 411,777                   4,119,206   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.48                                                 18.16%
          Low Charge Level (100 bps)                               9.92                                                 18.46%
2002                                                 412,689                   3,456,678   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.71                                                 (0.35%)
          Low Charge Level (100 bps)                               8.37                                                (29.05%)
S&P TARGET(24)(23)
2004                                               1,433,496              $   14,152,134   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.68                                                  6.85%(39)
          Low Charge Level (65 bps)                               10.82                                                 48.18%
2003                                                 757,111              $    5,553,070   1.00 - 1.25%           -
          High Charge Level (125 bps)                             11.89                                                 22.55%
          Low Charge Level (100 bps)                               7.30                                                 22.86%
2002                                                 802,267                   4,767,379   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.69                                                 (0.37%)
          Low Charge Level (100 bps)                               5.94                                                (15.46%)
TARGET MANAGED VIP(23)
2004                                               9,571,243              $  108,507,923   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.26                                                 12.58%(39)
          Low Charge Level (65 bps)                               11.40                                                 36.28%
2003                                               2,174,647                  20,497,349   1.00 - 1.25%           -
          High Charge Level (125 bps)                             13.20                                                 33.25%
          Low Charge Level (100 bps)                               8.36                                                 33.58%
2002                                               1,908,301                  12,064,638   1.00 - 1.75%           -
          High Charge Level (175 bps)                              9.90                                                 (0.12%)
          Low Charge Level (100 bps)                               6.26                                                (21.79%)

                                                                             189

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
TECHNOLOGY
2004                                                 355,175              $    1,694,457   1.00 - 1.00%           -
          High Charge Level (100 bps)                            $ 4.77                                                  0.19%
          Low Charge Level (100 bps)                               4.77                                                  0.19%
2003                                                 435,367                   2,073,039          1.00%           -
          High Charge Level (100 bps)                              4.76                                                 45.14%
          Low Charge Level (100 bps)                               4.76                                                 45.14%
2002                                                 450,643                   1,478,398   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.40                                                 (5.97%)
          Low Charge Level (100 bps)                               3.28                                                (42.04%)
THE DOW DART(10)(23)
2004                                               1,295,452              $   12,754,366   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.42                                                  4.21%(39)
          Low Charge Level (65 bps)                               10.55                                                 31.55%
2003                                                 527,356                   4,269,659   1.00 - 1.25%           -
          High Charge Level (125 bps)                             12.05                                                 18.42%
          Low Charge Level (100 bps)                               8.02                                                 18.72%
2002                                                 624,380                   4,217,784   1.00 - 1.75%           -
          High Charge Level (175 bps)                             10.17                                                  0.20%
          Low Charge Level (100 bps)                               6.76                                                (19.09%)
VALUE LINE TARGET(25)(23)
2004                                               2,730,172              $   21,764,275   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 12.57                                                292.72%
          Low Charge Level (65 bps)                               12.67                                                296.02%
2003                                               1,541,426                   4,932,457          1.00%           -
          High Charge Level (100 bps)                              3.20                                                 39.52%
          Low Charge Level (100 bps)                               3.20                                                 39.52%
2002                                               1,300,318                   2,982,318   1.00 - 1.25%           -
          High Charge Level (125 bps)                              9.94                                                 (0.57%)
          Low Charge Level (100 bps)                               2.29                                                (43.46%)

                                                                             190

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
GARTMORE FUNDS(29)
GVIT DEVELOPING MARKETS
2004                                              15,104,933              $  185,833,186   0.65 - 2.50%       0.55%
          High Charge Level (250 bps)                           $ 12.70                                                 27.03%(39)
          Low Charge Level (65 bps)                               11.46                                                 19.00%
2003                                              16,006,678              $  157,916,220   0.65 - 2.40%       0.08%
          High Charge Level (240 bps)                             15.47                                                 55.87%
          Low Charge Level (65 bps)                                9.63                                                 58.66%
2002                                              12,059,215                  70,889,469   0.65 - 2.40%       0.13%
          High Charge Level (240 bps)                              9.93                                                 (0.09%)
          Low Charge Level (65 bps)                                6.07                                                (10.27%)
2001                                              14,095,135       6.50       91,629,764          1.25%           -     (8.26%)

LIBERTY VS FUNDS:
ASSET ALLOCATION VS(24)
2004                                               1,615,224              $   20,666,117   1.00 - 1.00%           -
          High Charge Level (100 bps)                           $ 12.79                                                  6.39%
          Low Charge Level (100 bps)                              12.79                                                  6.39%
2003                                               2,207,046                  26,543,155          1.00%           -
          High Charge Level (100 bps)                             12.03                                                 15.10%
          Low Charge Level (100 bps)                              12.03                                                 15.10%
COLUMBIA HIGH YIELD VS
2004                                                  73,544              $    1,029,108   1.00 - 1.00%       5.02%
          High Charge Level (100 bps)                           $ 13.99                                                  5.99%
          Low Charge Level (100 bps)                              13.99                                                  5.99%
2003                                                 104,701                   1,382,325          1.00%       6.50%
          High Charge Level (100 bps)                             13.20                                                 11.25%
          Low Charge Level (100 bps)                              13.20                                                 11.25%
2002                                                 112,694                   1,337,459   1.00 - 1.25%       0.13%
          High Charge Level (125 bps)                             10.14                                                  1.40%
          Low Charge Level (100 bps)                              11.87                                                  1.71%

                                                                             191

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
COLUMBIA REAL ESTATE EQUITY VS
2004                                                  27,977                   $ 545,899   1.00 - 1.00%       4.98%
          High Charge Level (100 bps)                           $ 19.51                                                 29.34%
          Low Charge Level (100 bps)                              19.51                                                 29.34%
2003                                                  42,830                     646,143          1.00%       2.38%
          High Charge Level (100 bps)                             15.09                                                 32.36%
          Low Charge Level (100 bps)                              15.09                                                 32.36%
2002                                                  57,215                     652,147   1.00 - 1.25%       0.21%
          High Charge Level (125 bps)                             10.37                                                  3.67%
          Low Charge Level (100 bps)                              11.40                                                  1.54%
EQUITY VS(25)
2004                                               1,039,166              $   20,431,939   1.00 - 1.25%       0.62%
          High Charge Level (125 bps)                           $ 12.48                                                (32.43%)
          Low Charge Level (100 bps)                              19.67                                                  6.46%
2003                                               1,440,181              $   26,604,334          1.00%       0.34%
          High Charge Level (100 bps)                             18.47                                                 22.89%
          Low Charge Level (100 bps)                              18.47                                                 22.89%
2002                                               1,675,255                  25,181,706   1.00 - 1.25%       0.03%
          High Charge Level (125 bps)                              9.59                                                 (4.10%)
          Low Charge Level (100 bps)                              15.03                                                (28.36%)
FEDERAL SECURITIES VS(27)
2004                                                 471,593              $    4,680,588   1.00 - 1.00%           -
          High Charge Level (100 bps)                            $ 9.93                                                 (1.98%)
          Low Charge Level (100 bps)                               9.93                                                 (1.98%)
2003                                                 781,490                   7,912,658          1.00%           -
          High Charge Level (100 bps)                             10.13                                                  0.93%
          Low Charge Level (100 bps)                              10.13                                                  0.93%
MONEY MARKET VS(26)
2004                                                 400,355              $    3,987,940   1.00 - 1.00%       0.83%
          High Charge Level (100 bps)                            $ 9.96                                                 (0.14%)
          Low Charge Level (100 bps)                               9.96                                                 (0.14%)
2003                                                 591,046                   5,895,419          1.00%       0.13%
          High Charge Level (100 bps)                              9.97                                                 (0.19%)
          Low Charge Level (100 bps)                               9.97                                                 (0.19%)

                                                                             192

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
SMALL COMPANY GROWTH VS(28)
2004                                                 114,071              $    1,891,983   1.00 - 1.00%           -
          High Charge Level (100 bps)                           $ 16.59                                                 10.36%
          Low Charge Level (100 bps)                              16.59                                                 10.36%
2003                                                 151,571                   2,277,895          1.00%           -
          High Charge Level (100 bps)                             15.03                                                 36.51%
          Low Charge Level (100 bps)                              15.03                                                 36.51%

PROFUNDS:
VP ASIA(30)
2004                                               3,205,324              $   40,955,033   0.65 - 2.50%       0.29%
          High Charge Level (250 bps)                           $ 10.10                                                  1.03%(39)
          Low Charge Level (65 bps)                               12.63                                                 (1.19%)
2003                                               3,845,051                  49,126,629   0.65 - 2.25%       0.07%
          High Charge Level (225 bps)                             10.43                                                  0.93%
          Low Charge Level (65 bps)                               12.78                                                 63.85%
2002                                               2,391,617                  18,578,331   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                7.80                                                (14.75%)
VP BANKS
2004                                               1,047,097              $   13,102,246   0.65 - 2.50%       0.45%
          High Charge Level (250 bps)                           $ 11.54                                                 15.43%(39)
          Low Charge Level (65 bps)                               12.31                                                 11.04%
2003                                                 517,386                   5,759,217   0.65 - 2.40%       0.90%
          High Charge Level (240 bps)                             12.79                                                 26.28%
          Low Charge Level (65 bps)                               11.08                                                 28.55%
2002                                                 673,432                   5,781,431   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.13                                                  0.15%
          Low Charge Level (65 bps)                                8.62                                                 (9.25%)
VP BASIC MATERIALS
2004                                               2,088,406              $   25,613,720   0.65 - 2.50%       0.29%
          High Charge Level (250 bps)                           $ 12.40                                                 23.96%(39)
          Low Charge Level (65 bps)                               12.19                                                  9.51%

                                                                             193

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               4,605,719              $   50,922,025   0.65 - 2.15%       0.27%
          High Charge Level (215 bps)                             13.31                                                 28.75%
          Low Charge Level (65 bps)                               11.13                                                 30.72%
2002                                                 454,639                   3,851,799   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.33                                                  0.40%
          Low Charge Level (65 bps)                                8.52                                                 (9.96%)
VP BEAR
2004                                               3,448,238              $   28,156,564   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 8.12                                                (12.53%)
          Low Charge Level (65 bps)                                9.31                                                (10.87%)
2003                                               5,782,535                  53,661,698   0.65 - 2.50%           -
          High Charge Level (250 bps)                              9.29                                                 (7.13%)(39)
          Low Charge Level (65 bps)                               10.45                                                (25.08%)
2002                                               5,916,783                  77,642,614   0.65 - 2.40%       0.29%
          High Charge Level (240 bps)                             10.12                                                  0.15%
          Low Charge Level (65 bps)                               13.95                                                 20.03%
2001                                               3,059,897      11.54       35,300,301          1.25%           -     14.48%
VP BIOTECHNOLOGY
2004                                               2,930,404              $   24,750,681   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 14.56                                                  7.64%
          Low Charge Level (65 bps)                                7.92                                                  9.01%
2003                                               1,929,427                  14,278,862   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.53                                                 37.13%
          Low Charge Level (65 bps)                                7.27                                                 38.88%
2002                                               2,705,640                  14,211,616   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.86                                                 (0.16%)
          Low Charge Level (65 bps)                                5.23                                                (37.92%)
2001                                               5,093,235       8.37       42,620,918          1.25%           -    (15.38%)
VP BULL
2004                                              26,231,728              $  284,796,698   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.21                                                 12.15%(39)
          Low Charge Level (65 bps)                               10.82                                                  8.12%

                                                                             194

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                              13,720,881                 137,283,735   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.94                                                 22.57%
          Low Charge Level (65 bps)                               10.01                                                 24.77%
2002                                               7,699,930                  61,470,741   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.74                                                 (0.31%)
          Low Charge Level (65 bps)                                8.02                                                (13.28%)
VP CONSUMER GOODS(30)
2004                                                 920,728                   9,971,629   0.65 - 2.40%       0.03%
          High Charge Level (240 bps)                             12.20                                                 14.30%
          Low Charge Level (65 bps)                               10.65                                                  8.54%
2003                                                 244,725                   2,406,488   0.65 - 2.25%       0.38%
          High Charge Level (225 bps)                             10.67                                                  1.48%
          Low Charge Level (65 bps)                                9.81                                                 17.69%
2002                                                 596,903                   4,951,920   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                                8.33                                                (11.19%)
VP CONSUMER SERVICES(31)
2004                                               1,191,661              $   11,878,663   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.66                                                  6.59%(39)
          Low Charge Level (65 bps)                                9.82                                                  6.90%
2003                                                 403,045                   3,777,286   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.59                                                 23.76%
          Low Charge Level (65 bps)                                9.19                                                 25.97%
2002                                                 473,010                   3,438,705   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.37                                                 (0.76%)
          Low Charge Level (65 bps)                                7.29                                                (18.16%)
VP EUROPE(30)
2004                                              10,430,672              $  102,514,046   0.65 - 2.50%       0.14%
          High Charge Level (250 bps)                           $ 12.35                                                 23.53%(39)
          Low Charge Level (65 bps)                                9.24                                                 13.58%
2003                                              12,852,129                 108,778,242   0.65 - 2.25%       0.20%
          High Charge Level (225 bps)                             11.09                                                  2.39%
          Low Charge Level (65 bps)                                8.14                                                 37.83%

                                                                             195

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                               2,901,626                  17,373,410   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.69                                                 (0.37%)
          Low Charge Level (65 bps)                                5.91                                                (26.25%)
2001                                               5,711,763       7.87       44,975,990          1.25%           -    (25.18%)
VP FINANCIALS(32)
2004                                               2,336,904              $   27,137,818   0.65 - 2.40%       0.28%
          High Charge Level (240 bps)                           $ 13.33                                                  7.38%
          Low Charge Level (65 bps)                               11.03                                                  9.62%
2003                                               1,706,565                  17,790,626   0.65 - 2.15%       0.17%
          High Charge Level (215 bps)                             12.42                                                 26.21%
          Low Charge Level (65 bps)                               10.06                                                 28.15%
2002                                               1,404,659                  11,125,290   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.84                                                 (0.20%)
          Low Charge Level (65 bps)                                7.85                                                (15.44%)
2001                                               2,154,106       9.22       19,854,014          1.25%           -     (7.38%)
VP HEALTH CARE(33)
2004                                               4,052,916              $   37,119,432   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 10.98                                                 (0.10%)
          Low Charge Level (65 bps)                                8.58                                                  1.70%
2003                                               2,641,542                  23,349,294   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.99                                                 14.61%
          Low Charge Level (65 bps)                                8.44                                                 16.66%
2002                                               1,863,359                  13,631,553   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.59                                                 (0.50%)
          Low Charge Level (65 bps)                                7.23                                                (23.19%)
2001                                               3,489,097       9.35       32,629,559          1.25%           -     (6.11%)
VP INDUSTRIALS(34)
2004                                                 808,091              $    9,458,657   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.04                                                 20.42%(39)
          Low Charge Level (65 bps)                               11.45                                                 12.48%
2003                                               1,160,314              $   11,751,557   0.65 - 2.15%           -
          High Charge Level (215 bps)                             12.81                                                 25.64%
          Low Charge Level (65 bps)                               10.18                                                 27.57%

                                                                             196

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                                 142,806                   1,134,128   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.20                                                  0.24%
          Low Charge Level (65 bps)                                7.98                                                (13.55%)
VP INTERNET
2004                                               2,333,819              $   41,983,334   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 19.83                                                 18.95%
          Low Charge Level (65 bps)                               18.38                                                 20.47%
2003                                                 986,421                  14,856,990   0.65 - 1.90%           -
          High Charge Level (190 bps)                             16.67                                                 74.61%
          Low Charge Level (65 bps)                               15.25                                                 76.83%
2002                                               3,365,832                  28,883,787   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.55                                                 (0.55%)
          Low Charge Level (65 bps)                                8.63                                                 (9.23%)
VP JAPAN
2004                                               2,765,674              $   27,662,104   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 13.26                                                  4.68%
          Low Charge Level (65 bps)                                9.81                                                  6.86%
2003                                               2,740,092                  25,192,150   0.65 - 2.15%           -
          High Charge Level (215 bps)                             12.67                                                 24.05%
          Low Charge Level (65 bps)                                9.18                                                 25.95%
2002                                                 423,667                   3,072,749   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.21                                                  0.25%
          Low Charge Level (65 bps)                                7.29                                                (18.20%)
VP LARGE CAP GROWTH(35)
2004                                                 337,056              $    3,498,317   0.65 - 2.40%           -
          High Charge Level (240 bps)                           $ 10.37                                                  0.42%
          Low Charge Level (65 bps)                               10.39                                                  0.44%
VP LARGE CAP VALUE(35)
2004                                                 439,880              $    4,561,092   0.65 - 2.40%           -
          High Charge Level (250 bps)                           $ 10.36                                                  0.41%
          Low Charge Level (65 bps)                               10.38                                                  0.44%

                                                                             197

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP MID-CAP GROWTH
2004                                               6,820,564              $   75,035,680   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 11.09                                                 10.86%(39)
          Low Charge Level (65 bps)                               10.87                                                 10.36%
2003                                               4,689,426                  46,542,921   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.25                                                 24.84%
          Low Charge Level (65 bps)                                9.85                                                 27.08%
2002                                               1,951,944                  15,064,969   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.81                                                 (0.23%)
          Low Charge Level (65 bps)                                7.75                                                (15.08%)
VP MID-CAP VALUE
2004                                              10,343,952              $  125,392,453   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.17                                                 21.65%(39)
          Low Charge Level (65 bps)                               11.99                                                 15.21%
2003                                               4,741,994                  50,523,142   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.33                                                 32.49%
          Low Charge Level (65 bps)                               10.41                                                 34.86%
2002                                               1,623,274                  12,488,279   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.06                                                  0.07%
          Low Charge Level (65 bps)                                7.72                                                (15.33%)
VP OIL & GAS(36)
2004                                               6,639,985                  85,038,392   0.65 - 2.50%           -
          High Charge Level (250 bps)                             13.76                                                 37.57%(39)
          Low Charge Level (65 bps)                               11.91                                                 28.51%
2003                                               4,640,216                  44,342,460   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.07                                                 19.34%
          Low Charge Level (65 bps)                                9.26                                                 21.48%
2002                                               2,508,817                  19,239,972   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.11                                                  0.13%
          Low Charge Level (65 bps)                                7.63                                                (17.58%)
2001                                               2,299,149       9.19       21,123,539          1.25%           -     (7.66%)

                                                                             198

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP OTC
2004                                              20,721,420              $  156,072,573   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.88                                                  8.81%(39)
          Low Charge Level (65 bps)                                5.57                                                  7.82%
2003                                              25,158,040              $  153,443,704   0.65 - 2.15%           -
          High Charge Level (215 bps)                             13.44                                                 43.59%
          Low Charge Level (65 bps)                                5.16                                                 45.79%
2002                                              20,541,100                  75,788,475   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.35                                                 (0.78%)
          Low Charge Level (65 bps)                                3.54                                                (39.02%)
2001                                              11,681,189       5.77       67,352,846          1.25%           -    (39.90%)
VP PHARMACEUTICALS
2004                                               1,435,160              $   11,802,195   0.65 - 2.40%           -
          High Charge Level (240 bps)                            $ 8.78                                                (11.40%)
          Low Charge Level (65 bps)                                8.15                                                 (9.81%)
2003                                               1,316,013                  11,849,779   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.91                                                  3.06%
          Low Charge Level (65 bps)                                9.04                                                  4.91%
2002                                                 398,047                   3,413,320   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.62                                                 (0.46%)
          Low Charge Level (65 bps)                                8.62                                                 (9.29%)
VP PRECIOUS METALS
2004                                               5,015,023              $   60,442,016   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 10.14                                                (12.17%)
          Low Charge Level (65 bps)                               12.10                                                (10.50%)
2003                                               5,642,672                  76,188,651   0.65 - 2.50%           -
          High Charge Level (250 bps)                             11.55                                                 15.49%(39)
          Low Charge Level (65 bps)                               13.52                                                 38.33%
2002                                               5,720,667                  55,647,939   0.65 - 2.40%           -
          High Charge Level (240 bps)                             11.30                                                  1.56%
          Low Charge Level (65 bps)                                9.77                                                 (1.54%)

                                                                             199

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP REAL ESTATE
2004                                               4,720,082              $   79,438,026   0.65 - 2.50%       1.89%
          High Charge Level (250 bps)                           $ 13.02                                                 30.20%(39)
          Low Charge Level (65 bps)                               18.01                                                 26.37%
2003                                               2,564,420                  35,195,649   0.65 - 2.15%       2.00%
          High Charge Level (215 bps)                             13.29                                                 30.29%
          Low Charge Level (65 bps)                               14.25                                                 32.29%
2002                                               1,996,929                  20,864,731   0.65 - 2.40%       4.67%
          High Charge Level (240 bps)                             10.20                                                  0.24%
          Low Charge Level (65 bps)                               10.77                                                 (0.63%)
2001                                               3,592,834      10.76       38,669,672          1.25%           -      7.19%
VP RISING RATES OPPORTUNITY
2004                                              16,152,393              $  112,262,614   0.65 - 2.50%           -
          High Charge Level (250 bps)                            $ 8.28                                                (17.19%)(39)
          Low Charge Level (65 bps)                                6.81                                                (11.47%)
2003                                               5,315,681                  41,217,552   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.07                                                 (6.41%)
          Low Charge Level (65 bps)                                7.69                                                 (4.74%)
2002                                                 889,614                   7,167,747   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.69                                                 (0.38%)
          Low Charge Level (65 bps)                                8.07                                                (12.95%)
VP SEMICONDUCTOR
2004                                               1,507,011              $   10,852,914   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 11.95                                                (25.00%)
          Low Charge Level (65 bps)                                7.35                                                (24.04%)
2003                                               1,915,121              $   18,306,502   0.65 - 1.90%           -
          High Charge Level (190 bps)                             15.93                                                 84.74%
          Low Charge Level (65 bps)                                9.67                                                 87.10%
2002                                                 736,544                   3,789,129   0.65 - 1.90%           -
          High Charge Level (190 bps)                              8.62                                                 (1.66%)
          Low Charge Level (65 bps)                                5.17                                                (32.42%)

                                                                             200

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
VP SHORT MID-CAP(35)
2004                                                  53,108                   $ 515,185   1.00 - 1.65%           -
          High Charge Level (165 bps)                            $ 9.70                                                 (0.35%)
          Low Charge Level (100 bps)                               9.70                                                 (0.34%)
VP SHORT OTC
2004                                               2,547,075              $   15,078,146   0.65 - 2.40%           -
          High Charge Level (240 bps)                            $ 5.54                                                (13.25%)
          Low Charge Level (65 bps)                                6.09                                                (11.69%)
2003                                               4,453,229                  30,228,856   0.65 - 2.40%       0.76%
          High Charge Level (240 bps)                              6.38                                                (38.81%)
          Low Charge Level (65 bps)                                6.90                                                (37.71%)
2002                                               1,273,948                  14,028,043   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.43                                                  0.52%
          Low Charge Level (65 bps)                               11.07                                                  7.22%
VP SHORT SMALL CAP(35)
2004                                                 268,195              $    2,559,225   1.00 - 1.65%           -
          High Charge Level (165 bps)                            $ 9.54                                                 (0.53%)
          Low Charge Level (100 bps)                               9.55                                                 (0.52%)
VP SMALL-CAP GROWTH
2004                                              16,740,590              $  208,744,200   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.19                                                 21.88%(39)
          Low Charge Level (65 bps)                               12.30                                                 19.02%
2003                                              14,600,310                 153,408,108   0.65 - 2.40%           -
          High Charge Level (240 bps)                             12.98                                                 31.10%
          Low Charge Level (65 bps)                               10.34                                                 33.45%
2002                                               3,107,525                  23,967,965   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                                7.75                                                (15.13%)
VP SMALL-CAP VALUE
2004                                              14,280,660              $  175,602,427   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 12.49                                                 24.88%(39)
          Low Charge Level (65 bps)                               11.40                                                 19.34%

                                                                             201

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                              14,977,525                 147,141,957   0.65 - 2.40%           -
          High Charge Level (240 bps)                             13.33                                                 31.45%
          Low Charge Level (65 bps)                                9.55                                                 33.81%
2002                                               4,098,250                  29,160,830   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.14                                                  0.17%
          Low Charge Level (65 bps)                                7.14                                                (19.21%)
VP TECHNOLOGY
2004                                               3,441,646              $   19,542,081   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 12.99                                                 (2.33%)
          Low Charge Level (65 bps)                                5.03                                                 (1.08%)
2003                                               3,794,916                  20,788,095   0.65 - 1.90%           -
          High Charge Level (190 bps)                             13.30                                                 43.19%
          Low Charge Level (65 bps)                                5.09                                                 45.02%
2002                                               3,619,421                  13,170,856   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.29                                                 (0.86%)
          Low Charge Level (65 bps)                                3.51                                                (41.07%)
2001                                               2,524,295       5.91        4,136,919          1.25%           -    (38.54%)
VP TELECOMMUNICATIONS
2004                                               2,863,053              $   17,888,285   0.65 - 2.50%       1.22%
          High Charge Level (250 bps)                           $ 12.50                                                 24.96%(39)
          Low Charge Level (65 bps)                                5.16                                                 14.81%
2003                                               1,363,145              $    7,490,179   0.65 - 2.15%           -
          High Charge Level (215 bps)                             10.05                                                  0.26%
          Low Charge Level (65 bps)                                4.49                                                  1.80%
2002                                               3,677,413                  16,790,652   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.02                                                  0.03%
          Low Charge Level (65 bps)                                4.41                                                (38.24%)
2001                                                 583,065       7.10       95,662,983          1.25%           -    (27.38%)
VP U.S. GOVERNMENT PLUS
2004                                               3,732,023              $   43,240,495   0.65 - 2.40%       0.86%
          High Charge Level (240 bps)                           $ 10.23                                                  5.28%
          Low Charge Level (65 bps)                               12.11                                                  7.48%

                                                                             202

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               3,342,258                  36,696,161   0.65 - 2.15%       3.92%
          High Charge Level (215 bps)                              9.72                                                 (4.64%)
          Low Charge Level (65 bps)                               11.27                                                 (3.18%)
2002                                              10,741,332                 124,290,371   0.65 - 2.40%       1.63%
          High Charge Level (240 bps)                             10.19                                                  0.23%
          Low Charge Level (65 bps)                               11.64                                                 10.98%
VP ULTRA BULL
2004                                               8,987,935              $   83,929,237   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 16.58                                                 14.95%
          Low Charge Level (65 bps)                                8.45                                                 16.41%
2003                                               7,766,455                  59,634,749   0.65 - 1.90%           -
          High Charge Level (190 bps)                             14.42                                                 50.03%
          Low Charge Level (65 bps)                                7.26                                                 51.94%
2002                                               7,378,804                  35,369,793   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.61                                                 (0.47%)
          Low Charge Level (65 bps)                                4.78                                                (36.52%)
2001                                               7,628,819       7.47       56,987,150          1.25%           -    (23.84%)
VP ULTRA MID-CAP
2004                                               6,891,212              $   88,421,543   0.65 - 2.50%           -
          High Charge Level (250 bps)                           $ 13.81                                                 38.12%(39)
          Low Charge Level (65 bps)                               12.32                                                 26.87%
2003                                               3,833,081                  38,352,066   0.65 - 2.40%           -
          High Charge Level (240 bps)                             16.37                                                 66.02%
          Low Charge Level (65 bps)                                9.71                                                 68.99%
2002                                               3,049,594                  17,447,828   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.86                                                 (0.17%)
          Low Charge Level (65 bps)                                5.75                                                (28.54%)
VP ULTRA OTC
2004                                              80,485,280              $  146,749,771   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 19.36                                                 11.93%
          Low Charge Level (65 bps)                                1.37                                                 13.36%
2003                                              77,397,873                 110,190,184   0.65 - 1.90%           -
          High Charge Level (190 bps)                             17.30                                                 98.82%
          Low Charge Level (65 bps)                                1.21                                                101.35%

                                                                             203

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2002                                              73,515,333                  45,937,392   0.65 - 1.90%           -
          High Charge Level (190 bps)                              8.70                                                 (1.57%)
          Low Charge Level (65 bps)                                0.60                                                (69.15%)
2001                                              50,124,696       1.91       83,740,574          1.25%           -    (69.16%)
VP ULTRA SMALL-CAP
2004                                              12,860,531              $  173,324,393   0.65 - 1.90%           -
          High Charge Level (190 bps)                           $ 24.98                                                 28.58%
          Low Charge Level (65 bps)                               12.51                                                 30.22%
2003                                               8,428,281              $   83,335,256   0.65 - 1.90%           -
          High Charge Level (190 bps)                             19.43                                                 95.67%
          Low Charge Level (65 bps)                                9.61                                                 98.16%
2002                                               6,340,353                  30,345,648   0.65 - 1.90%           -
          High Charge Level (190 bps)                              9.93                                                 (0.08%)
          Low Charge Level (65 bps)                                4.85                                                (42.98%)
2001                                              10,010,482       8.37       14,920,314          1.25%           -     (8.91%)
VP UTILITIES
2004                                               5,238,227              $   51,953,128   0.65 - 2.50%       1.01%
          High Charge Level (250 bps)                           $ 12.47                                                 24.69%(39)
          Low Charge Level (65 bps)                                8.97                                                 20.29%
2003                                               2,837,987                  22,637,616   0.65 - 2.15%       2.27%
          High Charge Level (215 bps)                             12.60                                                 18.76%
          Low Charge Level (65 bps)                                7.45                                                 20.58%
2002                                               4,113,821                  26,021,156   0.65 - 2.40%           -
          High Charge Level (240 bps)                             10.60                                                  0.73%
          Low Charge Level (65 bps)                                6.18                                                (24.43%)
2001                                               1,589,344       8.12       12,907,953          1.25%           -    (17.70%)

PRUDENTIAL FUNDS:
SP WILLIAM BLAIR INTERNATIONAL GROWTH CLASS I (37),(38)
2004                                               1,457,915              $   15,349,848   0.65 - 2.50%           -
          High Charge Level (225 bps)                           $ 10.52                                                 39.61%
          Low Charge Level (65 bps)                               10.53                                                 33.82%

                                                                             204

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2003                                               2,705,434                  23,292,272   0.65 - 2.25%           -
          High Charge Level (225 bps)                              7.54                                                 36.02%
          Low Charge Level (65 bps)                                7.87                                                 38.24%
2002                                                 696,634                   4,152,032   0.65 - 2.40%           -
          High Charge Level (240 bps)                              9.58                                                 (0.50%)
          Low Charge Level (65 bps)                                5.69                                                (23.34%)
2001                                                 273,843       7.39        2,023,829          1.25%       0.11%    (17.52%)

RYDEX INC:
RYDEX NOVA
2004                                               1,583,935              $   10,006,127   0.65 - 1.65%       0.05%
          High Charge Level (165 bps)                           $ 14.80                                                165.58%
          Low Charge Level (65 bps)                                6.58                                                 13.87%
2003                                               2,051,127                  11,451,799   0.65 - 1.40%           -
          High Charge Level (140 bps)                              5.57                                                 37.24%
          Low Charge Level (65 bps)                                5.77                                                 38.28%
2002                                               2,805,743                  11,407,246   0.65 - 2.15%       5.02%
          High Charge Level (215 bps)                              9.59                                                 (0.50%)
          Low Charge Level (65 bps)                                4.18                                                (36.14%)
2001                                               3,990,618       6.41       25,570,952          1.25%       8.28%    (24.65%)
RYDEX OTC
2004                                               6,735,615              $   41,863,950   0.65 - 1.65%           -
          High Charge Level (165 bps)                           $ 14.40                                                  7.54%
          Low Charge Level (65 bps)                                6.47                                                  8.63%
2003                                               8,736,764              $   50,307,077   0.65 - 1.65%           -
          High Charge Level (165 bps)                             13.39                                                 43.02%
          Low Charge Level (65 bps)                                5.95                                                 44.47%
2002                                              11,071,951                  44,381,267   0.65 - 2.15%           -
          High Charge Level (215 bps)                              9.35                                                 (0.78%)
          Low Charge Level (65 bps)                                4.12                                                (39.25%)
2001                                              15,866,046       6.65      105,471,178          1.25%           -    (36.09%)

                                                                             205

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
RYDEX URSA
2004                                                 148,964              $    1,435,194   1.00 - 1.40%           -
          High Charge Level (140 bps)                            $ 9.63                                                (11.47%)
          Low Charge Level (100 bps)                               9.85                                                (11.11%)
2003                                                 186,419                   2,028,404   1.00 - 1.40%           -
          High Charge Level (140 bps)                             10.88                                                (24.72%)
          Low Charge Level (100 bps)                              11.08                                                (24.41%)
2002                                                 239,938                   3,467,739   0.65 - 2.15%       1.08%
          High Charge Level (215 bps)                             10.14                                                  0.16%
          Low Charge Level (65 bps)                               14.85                                                 20.85%
2001                                                 351,487      12.05        4,233,769          1.25%       6.29%     13.38%

WELLS FARGO VARIABLE TRUST (WFVT):
ASSET ALLOCATION
2004                                               6,330,630              $  142,216,127   1.40 - 2.25%       2.00%
          High Charge Level (225 bps)                           $ 11.24                                                 12.38%(39)
          Low Charge Level (140 bps)                              22.62                                                  7.81%
2003                                               7,245,117                 151,438,296   1.40 - 1.90%       1.73%
          High Charge Level (190 bps)                             11.75                                                 19.78%
          Low Charge Level (140 bps)                              20.98                                                 20.39%
2002                                               8,339,619                 145,328,093   1.40 - 2.15%       3.00%
          High Charge Level (215 bps)                              9.81                                                 (0.23%)
          Low Charge Level (140 bps)                              17.43                                                (14.07%)
2001                                              10,328,629      20.28      209,488,644          1.25%       1.58%     (8.26%)
EQUITY INCOME
2004                                               2,903,073              $   31,951,408   0.65 - 2.50%       1.64%
          High Charge Level (250 bps)                           $ 11.61                                                 16.10%(39)
          Low Charge Level (65 bps)                               17.77                                                 10.36%
2003                                               2,327,701                  23,153,132   0.65 - 2.25%       1.58%
          High Charge Level (225 bps)                             15.29                                                 23.37%
          Low Charge Level (65 bps)                               16.10                                                 25.39%
2002                                               1,600,734                  12,283,990   0.65 - 2.40%       1.70%
          High Charge Level (240 bps)                              9.90                                                 (0.12%)
          Low Charge Level (65 bps)                               12.84                                                (19.79%)

                                                                             206

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                               1,019,937       9.37        9,556,312          1.25%       1.05%     (6.74%)
EQUITY VALUE
2004                                               2,342,679              $   21,280,543   0.65 - 2.25%       1.58%
          High Charge Level (225 bps)                           $  9.53                                                  8.71%
          Low Charge Level (65 bps)                                9.43                                                 10.50%
2003                                               2,644,097                  21,791,517   0.65 - 2.25%       1.51%
          High Charge Level (225 bps)                              8.77                                                 22.74%
          Low Charge Level (65 bps)                                8.54                                                 24.75%
2002                                               3,053,622                  20,214,845   0.65 - 2.40%       1.22%
          High Charge Level (240 bps)                              9.97                                                 (0.04%)
          Low Charge Level (65 bps)                                6.84                                                (24.58%)
2001                                               3,705,869       8.83       32,706,250          1.25%       0.59%     (7.70%)
GROWTH
2004                                               1,872,553              $   33,512,352   1.40 - 2.00%           -
          High Charge Level (200 bps)                           $ 11.01                                                 10.13%(39)
          Low Charge Level (140 bps)                              17.93                                                  6.86%
2003                                               2,373,768              $   39,778,658   1.40 - 1.65%           -
          High Charge Level (165 bps)                             11.65                                                 21.55%
          Low Charge Level (140 bps)                              16.78                                                 21.86%
2002                                               2,940,057                  40,473,461   1.40 - 2.15%       0.12%
          High Charge Level (215 bps)                              9.58                                                 (0.51%)
          Low Charge Level (140 bps)                              13.77                                                (26.88%)
2001                                               3,783,815      18.83       71,244,836          1.25%       0.01%    (20.34%)
INTERNATIONAL EQUITY
2004                                                 326,851                 $ 2,802,390   1.40 - 2.15%       0.22%
          High Charge Level (215 bps)                           $ 13.55                                                  6.66%
          Low Charge Level (140 bps)                               7.85                                                  8.09%
2003                                                 309,343                   2,409,034   1.40 - 1.65%       0.32%
          High Charge Level (165 bps)                             12.71                                                 29.29%
          Low Charge Level (140 bps)                               7.26                                                 29.62%
2002                                                 261,088                   1,479,307   1.40 - 2.15%       0.19%
          High Charge Level (215 bps)                              9.82                                                 (0.22%)
          Low Charge Level (140 bps)                               5.60                                                (24.00%)

                                                                             207

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                                 205,255       7.37        1,512,122          1.25%       0.02%    (17.27%)
LARGE COMPANY GROWTH
2004                                               1,766,952              $   15,147,069   1.40 - 2.00%           -
          High Charge Level (200 bps)                           $ 10.50                                                  5.00%(39)
          Low Charge Level (140 bps)                               8.24                                                  1.75%
2003                                               1,878,768                  15,553,927   1.40 - 1.90%           -
          High Charge Level (190 bps)                             11.59                                                 23.89%
          Low Charge Level (140 bps)                               8.10                                                 24.52%
2002                                               1,745,833                  11,379,092   1.40 - 2.15%           -
          High Charge Level (215 bps)                              9.36                                                 (0.78%)
          Low Charge Level (140 bps)                               6.50                                                (29.02%)
2001                                               1,900,437       9.16       17,413,941          1.25%           -    (21.99%)
MONEY MARKET
2004                                               2,745,812              $   34,621,069   1.40 - 1.65%       0.68%
          High Charge Level (165 bps)                            $ 9.78                                                 (0.96%)
          Low Charge Level (140 bps)                              12.61                                                 (0.70%)
2003                                               3,678,382                  46,713,945   1.40 - 1.65%       0.52%
          High Charge Level (165 bps)                              9.88                                                 (1.16%)
          Low Charge Level (140 bps)                              12.70                                                 (0.91%)
2002                                               5,391,441                  69,106,596   1.40 - 2.15%       1.24%
          High Charge Level (215 bps)                              9.99                                                 (0.02%)
          Low Charge Level (140 bps)                              12.82                                                 (0.16%)
2001                                               5,952,104      12.84       76,417,357          1.25%       3.53%      2.28%
SMALL-CAP GROWTH
2004                                                 635,944              $    5,945,665   1.40 - 1.90%           -
          High Charge Level (190 bps)                           $ 15.17                                                 11.28%
          Low Charge Level (140 bps)                               8.99                                                 12.17%
2003                                                 735,016                   6,049,919   1.40 - 1.65%           -
          High Charge Level (165 bps)                             13.63                                                 39.92%
          Low Charge Level (140 bps)                               8.02                                                 40.28%
2002                                                 777,846                   4,454,208   1.40 - 2.15%           -
          High Charge Level (215 bps)                              9.73                                                 (0.32%)
          Low Charge Level (140 bps)                               5.72                                                (39.08%)

                                                                             208

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

                                                             AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------  ----------------------------------------
                                                                                                          INVESTMENT
                                                    UNITS        UNIT            NET         EXPENSE        INCOME       TOTAL
                                                 OUTSTANDING     VALUE         ASSETS     RATIO RANGE(1)   RATIO*(2)   RETURN*(3)
----------------------------------------------------------------------------------------  ----------------------------------------
2001                                                 900,655       9.38        8,450,150          1.25%           -    (25.44%)
TOTAL RETURN BOND
2004                                               1,599,730              $   21,323,260   1.40 - 2.25%       3.44%
          High Charge Level (225 bps)                           $ 10.29                                                  2.87%(39)
          Low Charge Level (140 bps)                              13.38                                                  2.99%
2003                                               2,027,228              $   26,284,941   1.40 - 1.90%       3.24%
          High Charge Level (190 bps)                             10.86                                                  6.36%
          Low Charge Level (140 bps)                              13.00                                                  6.90%
2002                                               2,451,576                  29,806,385   1.40 - 2.15%       6.11%
          High Charge Level (215 bps)                             10.21                                                  0.25%
          Low Charge Level (140 bps)                              12.16                                                  6.24%
2001                                               2,978,591      11.44       34,087,060          1.25%       6.19%      5.91%

* Annualized

                                                                             209

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

FOOTNOTES:
----------

1 - These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
2 - These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.
These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invests.
3 - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the Total Return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
 4 - Invesco VIF changed its subaccount to AIM VI as of 10/15/04.
 5 - Invesco VIF Telecommunications merged into Invesco VIF Technology as of
     4/29/04.
 6 - Alger Mid-Cap Growth merged into Alger All Cap Growth on 02/16/01.
 7 - Alger Gowth merged into MFS Growth on 02/16/01.
 8 - AST MFS Growth with Income merged into AST American Century Income and
     Growth as of 4/30/04.
 9 - AST American Century International Growth I merged into AST William Blair
     International Growth as of 4/30/04.
10 - AST DeAm Bond merged into AST Pimco Total Return Bond as of 4/30/04.
11 - Portfolios commenced as of 05/01/02.
12 - AST DeAm Large Cap Growth merged into AST Goldman Sachs Concentrated Growth as of 4/30/04.
13 - Kinetics Internet merged into Gabelli All-Cap Value as of 05/03/02.
14 - AST Federated High Yield Bond changed its name to AST Goldman Sachs High
     Yield Bond as of 4/30/04.
15 - AST Invesco Capital Income changed its name to AST Hotchkis & Wiley Large
     Cap Value as of 4/30/04.

                                                                             210

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
FOR THE YEARS ENDED 2004, 2003, 2002 AND 2001
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

FOOTNOTES:
----------

16 - AST Strong International Equity changed its name to AST JP Morgan
     International Equity on 02/23/04.
17 - AST DeAm International Equity changed its name to AST LSV International
     Value as of 11/19/04.
18 - AST Gabelli Small Cap Value changed its name to AST Small Cap Value as of
     11/19/04.
19 - AST PBHG Small Cap Growth changed its name to AST State Street Research
     Small-Cap Growth as of 4/30/04.
20 - VA Blue Chip merged into VA Fund as of 12/5/03.
21 - VA Capital Growth merged into VA Growth & Income as of 12/5/03.
22 - VA Global Leaders merged into VA International Equity as of 12/5/03.
23 - These portfolios commenced additional charge levels when they were added to
     American Skandia Life Assurance Corporation core products on April 30,
     2004.
24 - VIP Asset Allocation merged into Liberty Asset Allocation VS as of 4/4/03.
25 - VIP Growth & Income merged into Liberty Equity VS as of 4/11/03.
26 - VIP Money Market merged into Liberty Money Market VS as of 4/4/03.
27 - VIP Quality Plus Bond merged into Liberty Federal Securities VS as of
     4/4/03.
28 - VIP Small Company Growth merged into Liberty Small Company Growth VS as of
     4/4/03.
29 - Montgomery changed its sub-account to Gartmore as of 6/20/03.
30 - Profunds VP Consumer Non-Cyclical changed its name to Profunds VP Consumer
     Goods on 12/1704
31 - Profunds VP Consumer Cyclical changed its name to Profunds VP Consumer
     Services on 12/1704
32 - Profunds VP Financial changed its name to Profunds VP Financials on 12/1704
33 - Profunds VP Healthcare changed its name to Profunds VP Health Care on
     12/1704
34 - Profunds VP Industrial changed its name to Profunds VP Industrials on
     12/1704
35 - These portfolios commenced operations on November 22, 2004.
36 - Profunds VP Energy changed its name to Profunds VP Oil & gas on 12/1704
37 - Prudential SP Jennison International Growth changed its name to Prudential
     SP William Blair International Growth as of 4/30/04.
38 - Prudential SP William Blair International Growth changed its charge level from Class 2 to Class 1 on 12/10/04.
39 - The highest asset-based charge level for these subaccounts became available during the year with a beginning unit value of $10. As such, the total return has been calculated from the date the highest asset-based charge level became available through the end of the year and does not represent the total return for the entire year.

                                                                             211

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 10-K/A
                                 ANNUAL REPORT

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2004 and 2003

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page No.
                                                                          --------

Financial Statements

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

Report of Independent Registered Public Accounting Firm
                                                                           F - 2

Consolidated Financial Statements:

   Consolidated Statements of Financial Position
   December 31, 2004 and 2003                                              F - 4

   Consolidated Statements of Operations and Comprehensive Income
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 5

   Consolidated Statements of Stockholder's Equity
   Year ended December 31,2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 6

   Consolidated Statements of Cash Flows (restated)
   Year ended December 31, 2004, Eight months ended December 31, 2003,
   Four months ended April 30, 2003 and Year ended December 31, 2002       F - 7

   Notes to Consolidated Financial Statements                              F - 8

                                      F-1

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period
January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the period January 1, 2003 through April 30, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder
of American Skandia Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American
Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of
Prudential Financial, Inc., effective May 1, 2003) at December 31, 2004 and
December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2004 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by
Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and
for Separate Accounts."

As discussed in Note 2 of the financial statements, the Company has restated
its financial statements for the year ended December 31, 2004 and the eight months ended December 31, 2003.

PricewaterhouseCoopers LLP

Hartford, Connecticut
March 17, 2005, except the first paragraph of Note 2, for which the date is
February, 9, 2006.

                                      F-2

                  Report of Registered Public Accounting Firm

To the Board of Directors and Stockholder of

   American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows of American Skandia Life
Assurance Corporation (the Company) for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of
American Skandia Life Assurance Corporation for the year ended December 31,
2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial
Accounting Standards No. 142, Goodwill and Other Intangible Assets.

As discussed in Note 2, the statement of cash flows for the year ended
December 31, 2002 has been restated.

                                                              ERNST & YOUNG LLP

Hartford, Connecticut
February 3, 2003,
except for the effect on the 2002 statement of cash
flows described in Note 2, for which the date is
February 9, 2006

                                      F-3

American Skandia Life Assurance Corporation

Consolidated Statements of Financial Position
December 31, 2004 and 2003 (in thousands)

                                                        2004          2003
                                                    ------------  ------------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2004: $1,737,949; 2003:
  $427,705)                                         $  1,771,976  $    425,231
Trading account assets, at fair value                     47,316        59,485
Equity securities available for sale, at fair value
  (cost of $11,238)                                       11,567             -
Policy loans                                              10,323         8,371
Short-term investments                                   423,971        39,587
                                                    ------------  ------------
   Total investments                                   2,265,153       532,674
Cash and cash equivalents                                 72,854         6,300
Deferred policy acquisition costs                        300,901       122,572
Accrued investment income                                 22,321         3,969
Reinsurance recoverable                                        -         3,819
Receivables from Parent and affiliates                     5,098         3,200
Income taxes receivable                                  244,932       222,422
Valuation of business acquired                           234,167       402,169
Deferred purchase credits                                144,395        70,188
Other assets                                              53,332        24,380
Separate account assets                               26,984,413    25,817,612
                                                    ------------  ------------
TOTAL ASSETS                                        $ 30,327,566  $ 27,209,305
                                                    ============  ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                     $  1,411,483  $    132,234
Future policy benefits and other policyholder
  liabilities                                             51,078        13,681
Payables to Parent and affiliates                         24,182        16,396
Cash collateral for loaned securities                    291,299             -
Securities sold under agreements to repurchase            33,373        20,850
Short-term borrowing                                     140,363       116,000
Long-term borrowing                                      135,000             -
Future fees payable to American Skandia, Inc.
  ("ASI")                                                200,597       307,879
Other liabilities                                        368,308       208,156
Separate account liabilities                          26,984,413    25,817,612
                                                    ------------  ------------
Total liabilities                                     29,640,096    26,632,808
                                                    ------------  ------------
Contingencies (See Note 12)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                       2,500         2,500
Additional paid-in capital                               484,425       485,100
Retained earnings                                        180,759        90,856
Deferred compensation                                       (904)         (360)
Accumulated other comprehensive income (loss)             20,690        (1,599)
                                                    ------------  ------------
Total stockholder's equity                               687,470       576,497
                                                    ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                            $ 30,327,566  $ 27,209,305
                                                    ============  ============

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-4

American Skandia Life Assurance Corporation

Consolidated Statements of Operations and Comprehensive Income
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and
Year ended December 31, 2002 (in thousands)

                                            Successor   Successor   Predecessor Predecessor
                                            ---------  ------------ ----------- -----------
                                                       Eight months Four months
                                                          ended        ended
                                                       December 31,  April 30,
                                              2004         2003        2003        2002
                                            ---------  ------------ ----------- -----------
REVENUES

Premiums                                    $  17,568    $  7,439    $  2,496   $    3,895
Policy charges and fee income                 358,533     241,955     109,213      363,420
Net investment income (losses)                 90,459      26,707      (1,289)      18,415
Realized investment (losses) gains, net        (8,409)       (472)     (4,601)      22,189
Asset management fees                         112,100      66,108      28,092       97,650
Other income                                    5,331       7,862         618        1,945
                                            ---------    --------    --------   ----------
Total revenues                                575,582     349,599     134,529      507,514
                                            ---------    --------    --------   ----------
BENEFITS AND EXPENSES

Policyholders' benefits                        86,948      43,680      23,946       60,415
Interest credited to policyholders' account
  balances                                     80,120       4,689      13,693       83,911
General, administrative and other expenses    264,514     159,973      97,640      631,255
                                            ---------    --------    --------   ----------
Total benefits and expenses                   431,582     208,342     135,279      775,581
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE INCOME TAXES AND
  CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           144,000     141,257        (750)    (268,067)
                                            ---------    --------    --------   ----------
Income tax expense (benefit)                   37,019      50,401      (8,544)    (102,810)
                                            ---------    --------    --------   ----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                           106,981      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Cumulative effect of accounting change, net
  of taxes                                    (17,079)          -           -            -
                                            ---------    --------    --------   ----------
NET INCOME (LOSS)                              89,903      90,856       7,794     (165,257)
                                            ---------    --------    --------   ----------
Other comprehensive income(loss), net of
  taxes                                        21,341      (1,599)       (269)      10,930
                                            ---------    --------    --------   ----------
COMPREHENSIVE INCOME (LOSS)                 $ 111,244    $ 89,257    $  7,525   $ (154,327)
                                            =========    ========    ========   ==========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-5

American Skandia Life Assurance Corporation

Consolidated Statements of Stockholder's Equity
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2002 (in thousands)

                                                                                                   Accumulated
                                                               Additional                             other         Total
                                                       Common  paid-in -   Retained    Deferred   comprehensive stockholder's
                                                       Stock    capital    earnings  compensation    income        equity
                                                       ------- ---------- ---------  ------------ ------------- -------------
Balance, December 31, 2001 (Predecessor)               $ 2,500 $ 335,329  $ 239,078     $    -      $    761      $ 577,668

Net loss                                                     -         -   (165,257)         -             -       (165,257)
Capital contributions                                        -   259,720          -          -             -        259,720
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -          (630)          (630)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        11,560         11,560
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2002 (Predecessor)                 2,500   595,049     73,821          -        11,691        683,061

Net income                                                   -         -      7,794          -             -          7,794
Capital contributions                                        -     2,183          -          -             -          2,183
Change in foreign currency translation adjustments,
  net of taxes                                               -         -          -          -           615            615
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -          (884)          (884)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, April 30, 2003 (Predecessor)                    2,500   597,232     81,615          -        11,422        692,769

Acquisition purchase accounting adjustments (See
  Footnote 4)                                                -  (112,187)   (81,615)         -       (11,422)      (205,224)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)                                            2,500   485,045          -          -             -        487,545

Net income                                                   -         -     90,856          -             -         90,856
Stock-based compensation                                     -        55          -          -             -             55
Deferred compensation program                                -         -          -       (360)            -           (360)
Change in net unrealized investment gains, net of
  reclassification adjustment and taxes                      -         -          -          -        (1,599)        (1,599)
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2003 (Successor)                   2,500   485,100     90,856       (360)       (1,599)       576,497

Net income                                                                   89,903                                  89,903
Purchase of fixed maturities from an affiliate, net of
  taxes                                                      -      (948)         -          -           948              -
Stock-based compensation                                             273                                                273
Deferred compensation program                                                             (544)                        (544)
Change in net unrealized investment gains                                                             21,341         21,341
                                                       ------- ---------  ---------     ------      --------      ---------
Balance, December 31, 2004 (Successor)                 $ 2,500 $ 484,425  $ 180,759     $ (904)     $ 20,690      $ 687,470
                                                       ======= =========  =========     ======      ========      =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respect.

                                      F-6

American Skandia Life Assurance Corporation

Consolidated Statements of Cash Flows (restated)
Year ended December 31, 2004, Eight months ended December 31, 2003, Four months ended April 30, 2003 and Year ended December 31, 2003 (in thousands)

                                                                            Successor    Successor   Predecessor Predecessor
                                                                           -----------  ------------ ----------- -----------
                                                                                        Eight months Four months
                                                                                           ended        ended
                                                                                        December 31,  April 30,
                                                                              2004          2003        2003        2002
                                                                           -----------  ------------ ----------- -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                          $    89,903   $  90,856    $   7,794   $(165,257)
Adjustments to reconcile net income (loss) to net cash from (used in)
  operating activities:
   Realized investment losses (gains), net                                       8,409         472        4,601     (22,189)
   Amortization and depreciation                                                46,765      58,447        5,288      21,649
   Cumulative effect of accounting change, net of taxes                         17,079           -            -           -
   Interest credited to policyholders' account balances                         70,331         967          222           -
   Change in:
       Policy reserves                                                          34,361       6,580        4,288       3,293
       Accrued investment income                                                 6,035         515         (288)        541
       Trading account assets                                                   14,017      13,969            -           -
       Net receivable/payable to Parent and affiliates                           5,888      13,509          124     (98,339)
       Deferred sales inducements                                              (74,087)    (70,188)           -           -
       Deferred policy acquisition costs                                      (177,935)   (122,572)     (12,601)    265,737
       Income taxes (receivable) payable                                       (24,826)     (3,030)        (464)     37,084
       Other, net                                                               85,956      68,634       (3,588)   (169,312)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Operating Activities                                 101,896      58,159        5,376    (126,793)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities available for sale    2,580,125      75,101      131,628     367,263
   Payments for the purchase of fixed maturities available for sale         (2,196,424)   (103,237)    (135,885)   (388,053)
   Proceeds from the sale of shares in equity securities                             -           -       10,955      34,220
   Payments for the purchase of shares in equity securities and dividend
     reinvestments                                                                   -           -      (24,809)    (49,713)
   Proceeds from the sale/maturity of policy loans                                   -           -            -           -
   Payments for the issuance of policy loans                                    (1,952)       (774)         (38)     (1,000)
   Other short-term investments, net                                          (377,888)    (39,587)       1,019      26,958
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Investing Activities                                   3,861     (68,497)     (17,130)    (10,325)
                                                                           -----------   ---------    ---------   ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Capital contribution                                                              -           -        2,183     259,720
   Paid in capital transaction associated with the purchase of fixed
     maturities from an affiliate                                                 (948)          -            -           -
   Decrease in future fees payable to ASI, net                                (107,282)    (80,393)     (63,343)    (91,223)
   Cash collateral for loaned securities                                       291,299           -            -           -
   Securities sold under agreement to repurchase                                12,523      20,850            -           -
   Net increase in long-term borrowing                                         135,000           -            -           -
   Net increase in short-term borrowing                                         24,363      71,000       35,000           -
   Drafts outstanding                                                          103,736     (45,853)     (14,362)     35,430
   Pay down of surplus notes                                                         -           -            -     (34,000)
Policyholder's account balances
   Deposits                                                                     66,268      42,361       77,003     192,263
   Withdrawals                                                                (564,162)    (71,498)     (63,357)   (137,333)
                                                                           -----------   ---------    ---------   ---------
Cash Flows From (Used in) Financing Activities                                 (39,023)    (63,533)     (26,876)    224,857
                                                                           -----------   ---------    ---------   ---------
   Net (decrease) increase in cash and cash equivalents                         66,554     (73,871)     (38,630)     87,739
   Change in foreign currency translation, net                                       -           -          947        (970)
   Cash and cash equivalents, beginning of period                                6,300      80,171      117,854      31,085
                                                                           -----------   ---------    ---------   ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $    72,854   $   6,300    $  80,171   $ 117,854
                                                                           ===========   =========    =========   =========
   Income taxes paid (received)                                            $    39,199   $     877    $      13   $ (40,823)
                                                                           ===========   =========    =========   =========
   Interest paid (received)                                                $    11,261   $  14,454    $  (7,788)  $  23,967
                                                                           ===========   =========    =========   =========

                See Notes to Consolidated Financial Statements

The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and
  "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the
Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the
 Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

                                      F-7

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

1. BUSINESS

American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of
Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.
The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial.
On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("SICL"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential
Financial would acquire the Company and certain of its affiliates (the
"Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining
10% of SUSI's outstanding common stock (see Notes 4 and 6 for additional information on the Acquisition).

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia
Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida,
S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in
Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of
December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to SICL on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of
Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The
Company expects to maintain statutory capital above 300% of Company Action
Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the
Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2004 and eight months ended December 31,
2003. The Company received capital contributions of $2.2 million and $259.7 million during the four months ended April 30, 2003 and year ended December 31,
2002, respectively. Of this, $1.3 million and $4.5 million, received during the four months ended April 30, 2003 and year ended December 31, 2002, was used to support its investment in Skandia Vida.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31,
2004, 2003 and 2002 have been restated to reflect the following:

Interest credited to policyholder's account balances, previously classified within "Change in contractowner accounts" within cash flows from financing activities, is now reported as a component of cash flows from operating activities.

Changes in trading account assets, previously classified within "Proceeds from the sale of equity securities" and "Payments for the purchase of shares in equity" within cash flows from investing activities have been reclassified to cash flows from operating activities in "adjustments to reconcile net income to cash provided by operating activities".

The net change in the policy loans receivable, previously reported in cash flows operating activities, is now reported as a component of cash flows of investing activities.

Changes related to stock based compensation and deferred compensation programs, previously classified within cash flows from financing activities, have been reclassified to cash flows from operating activities within "Other, net".

                                      F-8

As a result of the restatements, previously reported cash flows from (used in)
operating activities, cash flows from (used in) investing activities and cash flows from (used in) financing activities were increased or reduced for the year ended December 31, 2005, the eight months ended December 31, 2003, the four months ended April 2003, and the year ended December 31, 2002 as follows:

                                                         8 months ended 4 months ended
                                                          December, 21    April 30,
                                                 2004         2003           2003         2002
                                               --------  -------------- -------------- ---------
Cash flows from (used in) operating activities
   As originally reported                      $ 15,867     $ 42,754       $  5,116    $(127,793)
   Impact of restatements                        86,029       15,405            260         1000
   Revised for restatements                     101,896       58,159          5,376     (126,793)

Cash flows from (used in) investing activities
   As originally reported                      $ 19,830     $(53,754)      $(17,092)   $  (9,325)
   Impact of restatements                       (15,969)     (14,743)           (38)      (1,000)
   Revised for restatements                       3,861      (68,497)       (17,130)     (10,325)

Cash flows from (used in) financing activities
   As originally reported                      $ 30,857     $(62,871)      $(26,654)   $ 224,857
   Impact of restatements                       (70,060)        (662)          (222)           -
   Revised for restatements                     (39,203)     (63,533)       (26,876)     224,857

The restatements had no impact on the total change in cash and cash equivalents within the Statements of Cash Flows or on the Statements of Operations or
Statements of Financial Position.

Basis of presentation

The consolidated financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs
("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at fair value.
The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

                                      F-9

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, trading, as of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available -for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. Prior to
May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss)
income", net of income taxes. These equity securities were fair valued on
May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Derivative Financial Instruments

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and
Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the
Company.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value"
hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2004, 2003 and 2002 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the
Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract)
and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in
"Realized investment gains (losses), net."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment (losses) gains, net". In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the
Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

                                     F-10

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

As asset growth rates, during 2002 and 2001, were far below the Company's long-term assumption, the adjustment to the short-term asset growth rate had risen to a level, before being capped, that in management's opinion was excessive in the current market environment. Based on an analysis of those short-term rates, the related estimates of future gross profits and an impairment study, management of the Company determined that the short-term asset growth rate should be reset to the level of the long-term growth rate expectation as of September 30, 2002. This resulted in an acceleration of amortization of approximately $206.0 million during 2002.

Throughout 2002, the Company also updated its future estimated gross profits with respect to certain mortality assumptions reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72.0 million.

Securities sold under agreements to repurchase and securities lending transactions

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities.
Securities borrowed or loaned are collateralized principally by cash or U.S.
government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

                                     F-11

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income."
Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American
Skandia Trust co-managed by American Skandia Investment Services, Incorporated
("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Operations and
Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

Included in "Separate account liabilities" are reserves of $1.8 billion at
December 31, 2003 relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of return. Prior to the adoption of
SOP 03-1, these reserves were calculated using the Commissioners Annuity
Reserve Valuation Method. "Separate account assets" of $1.8 billion at
December 31, 2003, consisting of fixed maturities, equity securities, short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account, are held in support of these annuity obligations, pursuant to state regulation.

Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred purchase credits

The Company provides sales inducements to contract holders, which reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Prior to May 1, 2003, the Company deferred certain bonus credits applied to contract holder deposits. The credit was reported as a contract holder liability within "Separate account liabilities" and the deferred expense was reported as a component of "Other assets". As the contract holder must keep the contract in-force for 10 years to earn the bonus credit, the Company amortized the deferred expense on a straight-line basis over 10 years. If the contract holder surrenders the contract or the contract holder dies prior to the end of
10 years, the bonus credit is returned to the Company. This component of the bonus credit was amortized in proportion to expected surrenders and mortality.
As of December 31, 2003 and 2002, the unearned performance credit asset was $0 and $83.3 million, respectively. The deferred bonus credit asset was assigned a fair value of zero as part of purchase accounting. Updated versions of the
Company's core products no longer contain this feature.

                                     F-12

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

"Other assets" consists primarily of a receivable from SICL and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million at December 31, 2003. Due to the adoption of SFAS No. 142
"Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of
December 31, 2004, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders'
account balances also include provision for benefits under non-life contingent payout annuities.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender. Annual maintenance fees are earned ratably throughout the year.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder.
Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

For the years ended December 31, 2003 and 2002, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Consolidated Statements of Operations and Comprehensive Income. Benefit
reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account
"Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

                                     F-13

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In additon, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year.
Reserves for contracts without life contingencies are included in
"Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.50% to 8.25% at December 31,
2004 and 2003.

Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in
"Separate account liabilities".

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit ("GMDB") exceeds the current account value at the time of death, the
Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs. GMDB and living benefit guarantees offered by the
Company are discussed in further detail in Note 7.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Prior to the acquisition, the financial position and results of operations of
Skandia Vida were measured using local currency as the functional currency.
Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Consolidated Statements of
Operations and Comprehensive Income.

Income taxes

Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the consolidated federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue
Code, the Company will not be eligible to join in the filing of the Prudential
Financial consolidated federal income tax return until 2009. As a result, the
Company will file a separate federal tax return through 2008. In addition, the
Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

                                     F-14

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS
No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003.
Accordingly, results of operations of the Company for the year ended
December 31, 2004 and eight months ended December 31, 2003, include costs of
$742 thousand and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at
December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25
"Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging
Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments
That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

New accounting pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1,
"The Meaning of Other-Than-Temporary Impairment and its Application to Certain
Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP")
EITF 03-1-1, which defers the effective date of a substantial portion of EITF
03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable
Interest Entities," which revised the original FIN No. 46 guidance issued in
January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the
VIE's expected residual returns. On December 31, 2003, the Company adopted FIN
No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the
Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The adoption of FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the
American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises
for Certain Nontraditional Long-Duration Contracts and for Separate Accounts".
AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes"
in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The
Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes"
of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in
"separate account liabilities" were reclassified resulting in increases in
"policyholders' account balances," as well as changes in other non-separate account liabilities.

                                     F-15

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2004, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2004, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline.
Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to
"cumulative assessments" through the balance sheet date, and then subtracting
"cumulative excess payments" from that date. The GMDB reserve as of
December 31, 2004 amounted to $26.4 million. See Note 7 for further details.

In addition to establishing a liability associated with the GMDB feature, SOP
03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP
03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates.
However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS
No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. The Company applied the new rules on the accounting for goodwill and other intangible assets in the first quarter of
2002. The adoption of SFAS 142 did not have a significant impact on the
Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial
Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and
Disclosure Requirements for Guarantees, Including Indirect Guarantees of
Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the
Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

                                     F-16

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                    2004
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies                                                                    $   45,824  $   271    $   (25)  $   46,070
   States, municipalities and political subdivisions                                 84,953    1,550       (178)      86,325
   Mortgage-backed securities                                                        54,653       30        (67)      54,616
   Public utilities                                                                 200,335    4,727       (415)     204,647
   All other corporate bonds                                                      1,352,184   30,055     (1,921)   1,380,318
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $1,737,949  $36,633    $(2,606)  $1,771,976
                                                                                 ==========  =======    =======   ==========
Equity securities available for sale                                             $   11,238  $   329    $     -   $   11,567
                                                                                 ==========  =======    =======   ==========

                                                                                                    2003
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  unrealized unrealized
                                                                                   cost       gains      losses   Fair value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
   U.S. government corporations and agencies                                     $  101,843  $   115    $  (500)  $  101,458
   States, municipalities and political subdivisions                                164,590       47     (1,434)     163,203
   Mortgage-backed securities                                                         2,638        9          -        2,647
   Public utilities                                                                  11,192       47       (123)      11,116
   All other corporate bonds                                                        147,442      501     (1,136)     146,807
                                                                                 ----------  -------    -------   ----------
Total fixed maturities available for sale                                        $  427,705  $   719    $(3,193)  $  425,231
                                                                                 ==========  =======    =======   ==========

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                        Available for sale
                                       ---------------------
                                       Amortized
                                         Cost     Fair value
                                       ---------- ----------
                                          (in thousands)
Due in one year or less                $   43,444 $   43,555
Due after one year through five years     841,488    850,578
Due after five years through ten years    671,256    692,892
Due after ten years                       127,108    130,335
Mortgage-backed securities                 54,653     54,616
                                       ---------- ----------
Total                                  $1,737,949 $1,771,976
                                       ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

                                     F-17

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, were $2.5 billion, $7.7 million, $129.0 million and $367.2 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002, were $51.1 million, $67.4 million, $2.6 million and $50 thousand, respectively. Gross gains of $9.0 million, $430 thousand, $5.6 million and $8.2 million, and gross losses of
$18.1 million, $386 thousand, $150 thousand and $4.5 million were realized on those sales during the year ended December 31, eight months ended December 31,
2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with
Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Consolidated Statements of Operations and Comprehensive Income, as a
component of "Other income".

Investment Income and Investment Gains and Losses

Net investment income (loss) arose from the following sources for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002:

                                                            Successor                  Predessor
                                               ----------------------------------  -----------------
                                                                                     Four
                                                                                    months
                                                                   Eight months      ended
                                                  Year ended           ended       April 30,
                                               December 31, 2004 December 31, 2003   2003      2002
                                               ----------------- ----------------- --------- -------
                                                                   (in thousands)
Fixed maturities - available for sale               $89,930           $ 7,547       $ 5,342  $18,015
Fixed, market value adjusted investment return           (3)           20,713        (6,350)     482
Equity securities - available for sale                  703                 -           412      809
Policy loans                                            547               335           101      403
Short-term investments and cash equivalents           4,903               230           319    1,116
                                                    -------           -------       -------  -------
Gross investment income (loss)                       96,080            28,825          (176)  20,825
   Less: investment expenses                         (5,621)           (2,118)       (1,113)  (2,410)
                                                    -------           -------       -------  -------
Net investment income (loss)                        $90,459           $26,707       $(1,289) $18,415
                                                    =======           =======       =======  =======

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 were from the following sources:

                                                     Successor                  Predecessor
                                        ----------------------------------  ------------------
                                                                              Four
                                                                             months
                                                            Eight months      ended
                                           Year ended           ended       April 30,
                                        December 31, 2004 December 31, 2003   2003      2002
                                        ----------------- ----------------- --------- --------
                                                            (in thousands)
Fixed maturities                             $9,071             $  44        $ 5,465  $  3,746
Equity securities - available for sale            -                 -           (809)  (13,362)
Derivatives                                    (662)             (516)        (8,835)   31,803
Sale of Skandia Vida                              -                 -           (422)        -
Other                                             -                 -              -         2
                                             ------             -----        -------  --------
Realized investment (losses) gains, net      $8,409             $(472)       $(4,601) $ 22,189
                                             ======             =====        =======  ========

                                     F-18

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of
"Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                  Deferred
                                                                                   Policy
                                                                                 Acquisition
                                                                                  Costs and               Deferred
                                                                  Unrealized      Valuation    Foreign   income tax
                                                               gains (losses) on of Business  currency   (liability)
                                                                  investments     Acquired   translation   benefit
                                                               ----------------- ----------- ----------- -----------
                                                                                             (in thousands)
Balance, January 1, 2002 (Predecessor)                             $  1,146        $     -      $  23     $   (408)
Net investment gains on investments arising during the period        16,053              -          -       (5,619)
Reclassification adjustment for losses included in net income         1,732              -          -         (606)
Net investment losses on foreign currency translation during
  the period                                                              -              -       (969)         339
                                                                   --------        -------      -----     --------
Balance, December 31, 2002 (Predecessor)                             18,931              -       (946)      (6,294)
Net investment gains on investments arising during the period         3,861              -          -       (1,345)
Reclassification adjustment for gains included in net income         (5,231)             -          -        1,831
Net investment gains on foreign currency translation during
  the period                                                              -              -        946         (331)
                                                                   --------        -------      -----     --------
Balance, April 30, 2003 (Predecessor)                                17,561              -          -       (6,139)
Acquisition purchase accounting adjustments                         (17,561)             -          -        6,139
                                                                   --------        -------      -----     --------
Balance, May 1, 2003 opening balance sheet (Successor)                    -              -          -            -
Net investment losses on investments arising during the period       (2,474)             -          -          875
                                                                   --------        -------      -----     --------
Balance, December 31, 2003 (Successor)                               (2,474)             -          -          875

Net investment losses on investments arising during the period       36,795                                (13,006)
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired                       (2,319)                    819
                                                                   --------        -------      -----     --------
Balance, December 31, 2004 (Successor)                             $ 34,321        $(2,319)     $   -     $(11,312)
                                                                   ========        =======      =====     ========

                                                                 Accumulated other
                                                                   comprehensive
                                                               income (loss) related
                                                                 to net unrealized
                                                                    investment
                                                                  gains (losses)
                                                               ---------------------

Balance, January 1, 2002 (Predecessor)                               $    761
Net investment gains on investments arising during the period          10,434
Reclassification adjustment for losses included in net income           1,126
Net investment losses on foreign currency translation during
  the period                                                             (630)
                                                                     --------
Balance, December 31, 2002 (Predecessor)                               11,691
Net investment gains on investments arising during the period           2,516
Reclassification adjustment for gains included in net income           (3,400)
Net investment gains on foreign currency translation during
  the period                                                              615
                                                                     --------
Balance, April 30, 2003 (Predecessor)                                  11,422
Acquisition purchase accounting adjustments                           (11,422)
                                                                     --------
Balance, May 1, 2003 opening balance sheet (Successor)                      -
Net investment losses on investments arising during the period         (1,599)
                                                                     --------
Balance, December 31, 2003 (Successor)                                 (1,599)

Net investment losses on investments arising during the period         23,789
Impact of net unrealized investment (gains) losses on deferred
  policy acquisition costs and valuation of business acquired          (1,500)
                                                                     --------
Balance, December 31, 2004 (Successor)                               $ 20,690
                                                                     ========

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                            2004        2003        2002
                                           ------- -------------- -------
                                                   (in thousands)
     Fixed maturities                      $34,027    $(2,474)    $19,179
     Equity securities, available for sale     294          -        (248)
                                           -------    -------     -------
     Unrealized gains on investments       $34,321    $(2,474)    $18,931
                                           =======    =======     =======

All fixed maturities and equity securities, which are in an unrealized loss position as of December 31, 2004 and 2003, have been in such a position for less than 12 months as of December 31, 2004 and 2003, respectively. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004 or 2003. Writedowns for impairments which were deemed to be other than temporary for equity securities was $3.8 million for the year ended December 31, 2002. There were no writedowns during the other periods.

                                     F-19

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At
December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of
Financial Position were $33.4 million and $20.9 million, respectively.

Fixed maturities of $4.7 million and $4.9 million at December 31, 2004 and
2003, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting
Standards No. 141. The purchase accounting adjustments have been "pushed-down"
to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

Total investments at market value $    479,046
Cash and cash equivalents               28,018
VOBA                                   440,130
Other assets at fair value             352,235
Separate account assets             22,311,085
Policyholder account balances         (167,505)
Other liabilities at fair value       (644,379)
Separate account liabilities       (22,311,085)
                                  ------------
   Total purchase price           $    487,545
                                  ============

Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $14.7 million has been paid through December 31, 2004. The integration is expected to continue through the first quarter of 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2004, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                                              Successor              Predecessor
                                                        ---------------------  ----------------------
                                                                  Eight months Four months
                                                                     ended        ended
                                                                  December 31,  April 30,
                                                          2004        2003        2003        2002
                                                        --------  ------------ ----------- ----------
Balance, beginning of period                            $122,572    $      -   $1,117,544  $1,383,281
Capitalization of commissions, sales and issue expenses  207,018     126,891       46,361     148,040
Capitalization of purchase credits                             -           -       23,362      96,282
Amortization of deferred policy acquisition costs        (29,083)     (4,319)     (46,791)   (433,604)
Amortization of purchase credits                               -           -      (10,331)    (76,455)
Impact of adoption of SOP 03-1                               394           -            -           -
                                                        --------    --------   ----------  ----------
Balance, end of period                                  $300,901    $122,572   $1,130,145  $1,117,544
                                                        ========    ========   ==========  ==========

The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

                                     F-20

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

6. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended
December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                             Eight months
                                                ended
                                             December 31,
                                     2004        2003
                                  ---------  ------------
Balance, beginning of period      $ 402,169    $440,130
Amortization(1)                     (37,921)    (54,038)
Interest(2)                          14,866      16,077
Change in unrealized gains/losses    (1,000)          -
Impact of adoption of SOP 03-1     (130,211)          -
Opening balance adjustments         (13,736)          -
                                  ---------    --------
Balance, end of period            $ 234,167    $402,169
                                  =========    ========
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rates was 5.9% for the VOBA related to the businesses acquired.

Certain contracts issued by the Company include a market value adjustment
("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting
Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

Estimated future net amortization of VOBA as of December 31, 2004 is as follows
  (in thousands):

2005                $ 37,084
2006                  31,901
2007                  26,044
2008                  21,158
2009                  17,643
2010 and thereafter  100,337
                    --------
   Total            $234,167
                    ========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the
Company contractually guarantees to the contract holder a return of no less than (a) total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

                                     F-21

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                               December 31, 2004
                                                      -----------------------------------
                                                      In the Event of  At Annuitization /
                                                           Death         Accumulation/
                                                      ---------------- ------------------
                                                             (dollars in millions)
Variable Annuity Contracts
Return of Net Deposits
Account value                                            $23,693.9               N/A
Net amount at risk                                       $ 2,775.7               N/A
Average attained age of contractholders                       62.4
                                                             years               N/A

Anniversary contract value or minimum return
Account value                                            $ 4,060.9          $6,637.0
Net amount at risk                                       $   158.1          $    1.4
Average attained age of contractholders                       63.9              58.8
                                                             years             years
Average period remaining until expected annuitization                            6.5
                                                               N/A             years

                                                      Unadjusted Value   Adjusted Value
                                                      ---------------- ------------------
Market value adjusted annuities
Account value                                            $ 1,350.9          $1,407.3

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                   December 31,
                       2004
                   -------------
                   (in millions)
Equity funds         $17,158.1
Bond funds             4,967.2
Balanced funds           843.3
Money market funds     1,376.5
Specialty funds        2,058.8
                     ---------
   Total             $26,403.9
                     =========

In addition to the above mentioned amounts invested in separate account investment options, $1,350.9 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in the "Future policy benefits"
and the related changes in the liabilities are included in "Policyholders'
benefits.". Guaranteed minimum withdrawal benefits ("GMWB") and guaranteed return option ("GRO") features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through
"Realized investment gains (losses), net." At December 31, 2004, the liabilities recorded related to these derivatives were insignificant.

                                     F-22

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                 Guaranteed
                                                  Minimum
                                                 Withdrawal
                                  Guaranteed   Benefit/Return   Guaranteed
                                Minimum Death  Option (GMWB / Minimum Income
                                Benefit (GMDB)      GRO)      Benefit (GMIB)  Totals
                                -------------- -------------- -------------- -------
                                                    (in millions)
Balance as of January 1, 2004      $   8.6          $  -          $    -     $   8.6
   Incurred guarantee benefits        62.5             -             0.7        63.2
   Paid guarantee benefits           (44.7)            -               -       (44.7)
                                   -------          ----          ------     -------
Balance as of December 31, 2004    $  26.4          $  -          $  0.7     $  27.1
                                   =======          ====          ======     =======

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at the acquisition date the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the additional GMDB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at
December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's was determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals.
Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in
"Deferred Purchase Credits" in the Company's Statements of Financial Position.
The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                           Sales
                                                        Inducements
                                                       -------------
                                                       (in millions)
               Balance as of January 1, 2004             $   70.3
                  Capitalization                             84.1
                  Amortization                              (10.0)
                                                         --------
               Balance as of December 31, 2004           $  144.4
                                                         ========

                                     F-23

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

8. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company uses modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business.
These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the
Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

The effect of reinsurance for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended
December 31, 2002 was as follows (in thousands):

                                                   Gross     Ceded       Net
2004 (Successor)                                 --------- ---------  ---------
Policy charges and fee income                    $ 400,809 $ (42,276) $ 358,533
Policyholders' benefits                          $  86,948 $       -  $  86,948
General, administrative and other expenses       $ 268,318 $  (3,804) $ 264,514

Eight months ended December 31, 2003 (Successor)
Policy charges and fee income                    $ 264,835 $ (22,880) $ 241,955
Policyholders' benefits                          $  43,246 $     434  $  43,680
General, administrative and other expenses       $ 162,116 $  (2,143) $ 159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income                    $ 120,392 $ (11,179) $ 109,213
Policyholders' benefits                          $  24,355 $    (409) $  23,946
General, administrative and other expenses       $ 104,795 $  (7,155) $  97,640

2002 (Predecessor)
Policy charges and fee income                    $ 401,974 $ (38,554) $ 363,420
Policyholders' benefits                          $  60,440 $     (25) $  60,415
General, administrative and other expenses       $ 630,001 $   1,254  $ 631,255

9. INCOME TAXES

The components of income tax expense (benefit) for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 are as follows:

                                         Successor            Predecessor
                                   --------------------  ---------------------
                                            Eight months Four months
                                               ended        ended
                                            December 31,  April 30,
                                     2004       2003        2003        2002
                                   -------- ------------ ----------- ---------
                                                  (in thousands)
Current tax (benefit) expense:
   U.S. and foreign                $  3,936   $ (1,950)   $ (2,706)  $  (3,739)
   State and local                      135        (22)       (464)          -
                                   --------   --------    --------   ---------
   Total                              4,071     (1,972)     (3,170)     (3,739)
                                   --------   --------    --------   ---------
Deferred tax expense (benefit):
   U.S. and foreign                  31,595     51,475      (5,374)    (99,071)
   State and local                    1,353        898           -           -
                                   --------   --------    --------   ---------
   Total                             32,948     52,373      (5,374)    (99,071)
                                   --------   --------    --------   ---------
Total income tax expense (benefit) $ 37,019   $ 50,401    $ (8,544)  $(102,810)
                                   ========   ========    ========   =========

                                     F-24

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The income tax expense (benefit) for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                     Successor              Predecessor
                                               ---------------------  ----------------------
                                                         Eight months Four months
                                                            ended        ended
                                                         December 31,  April 30,
                                                 2004        2003        2003        2002
                                               --------  ------------ ----------- ----------
                                                               (in thousands)
Expected federal income tax expense (benefit)  $ 50,400    $ 49,440    $   (263)  $  (93,823)
   Dividends received deduction                 (14,052)          -      (2,800)     (12,250)
   Loss on foreign subsidiary                         -           -      (5,374)         947
   Meals and entertainment                            4         490         113          603
   State income taxes, net of federal benefit       435         570        (301)           -
   Other                                            232         (99)         81        1,713
                                               --------    --------    --------   ----------
   Total income tax expense (benefit)          $ 37,019    $ 50,401    $ (8,544)  $ (102,810)
                                               ========    ========    ========   ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                           2004       2003
                                                        ---------  ---------
                                                           (in thousands)
  Deferred tax assets
     Insurance reserves                                 $ 289,430  $ 251,486
     Income taxed in advance                               71,011    104,816
     Compensation reserves                                 19,235     27,108
     Net operating loss carryforwards                      22,752          -
     Net unrealized losses on securities                        -        876
     Other                                                 21,900     15,102
                                                        ---------  ---------
     Deferred tax assets                                  424,328    399,388
                                                        ---------  ---------
  Deferred tax liabilities
     VOBA and deferred acquisition cost                  (167,161)  (133,750)
     Net unrealized gains on fixed maturity securities    (11,311)         -
     Other                                                 (5,741)    (8,688)
                                                        ---------  ---------
     Deferred tax liabilities                            (184,213)  (135,172)
                                                        ---------  ---------
  Net deferred tax asset/(liability)                    $ 240,115  $ 256,950
                                                        =========  =========

The Company's federal and state net operating loss carryforwards, totaling approximately $64 million will expire, if not used, between 2009 and 2019.

Management believes that based on its historical pattern of taxable income, the
Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the consolidated federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut
Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S.
GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

                                     F-25

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Statutory net income (loss) of the Company amounted to $101.1 million, ($13.7)
million and ($192.5) million, for the years ended December 31, 2004, 2003, and
2002, respectively. Statutory surplus of the Company amounted to $399.0 million and $329.5 million at December 31, 2004 and 2003, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation,
Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on
2004 earnings, there is capacity to pay a dividend of $99.2 million without prior approval in 2005.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange.
The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2004                    2003
                                                   ----------------------- -----------------------
                                                    Carrying   Estimated    Carrying   Estimated
                                                     value     fair value    value     fair value
                                                   ----------- ----------- ----------- -----------
                                                                   (in thousands)
Financial assets:
   Fixed maturities                                $ 1,771,976 $ 1,771,976 $   425,231 $   425,231
   Trading securities                                   47,316      47,316      59,485      59,485
   Equity securities                                    11,567      11,567           -           -
   Policy loans                                         10,323      10,323       8,371       8,371
   Short-term investments                              423,971     423,971      39,587      39,587
   Cash and cash equivalents                            72,854      72,854           -           -
   Separate account assets                          26,984,413  26,984,413  25,817,612  25,817,612
Financial liabilities:
   Securities sold under agreements to repurchase       33,373      33,373      20,850      20,850
   Short-term borrowing                                140,363     140,363     116,000     116,000
   Long-term borrowing                                 135,000     135,000           -           -
   Separate account liabilities                     26,984,413  26,984,413  25,817,612  25,817,612

12. CONTINGENCIES AND LITIGATION

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In these cases, we offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                                     F-26

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions and individual lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and other American Skandia entities have received formal requests for information from regulators including, among others, the New York Attorney
General's Office and the Securities and Exchange Commission in connection with its variable annuity businesses. The Company and other American Skandia entities are engaged in ongoing discussions with the above organizations and are fully cooperating with them. The Company believes these matters are likely to lead to proceedings and/or settlements. The Company has expanded the disclosure in its variable annuity prospectuses concerning its policies and procedures regarding market timing, and the discussions with the above organizations have focused on the Company's previous disclosures relating to these policies and procedures.

In recent years, a number of annuity companies have been named as defendants in class action lawsuits relating to the use of variable annuities as funding vehicles for tax-qualified retirement accounts. The Company was a defendant in one lawsuit, a purported nationwide class action complaint, filed in the United
States District Court for the Southern District of New York in December 2002,
Donovan v. American Skandia Life Ass. Corp. et al. The complaint alleged that the Company and certain of its affiliates violated federal securities laws in marketing variable annuities and sought injunctive relief and compensatory damages in unspecified amounts. In July 2003, the court granted the Company's motion to dismiss the complaint with prejudice. As previously reported, the
United States Court of Appeals for the Second Circuit, upheld the dismissal in
May 2004. The United States Court of Appeals for the Second Circuit denied plaintiffs petition for the appeal to be reheard en banc and plaintiffs sought review by the United States Supreme Court, which request was denied.

The Company's parent and sole shareholder, ASI, initially was a named defendant in six purported nationwide class action lawsuits. Each of these lawsuits alleged that ASI and others violated federal securities laws in connection with late trading and market timing activities and seeks remedies, including compensatory and punitive damages in unspecified amounts. The cases are as follows: Lowinger v. Invesco Advantage Health Sciences Fund, et al., filed in the United States District Court for the Southern District of New York in
December, 2003 and served on ASI in February, 2004; Russo, et al. v. Invesco
Advantage Health Sciences Fund, et al., filed in the United States District
Court for the Southern District of New York in December, 2003, this suit has not been served on ASI; Lori Weinrib v. Invesco Advantage Health Sciences Fund,
et al., filed in the United States District Court for the Southern District of
New York in January, 2004, this suit has not been served on ASI; Erhlich v.
Invesco Advantage Health Sciences Fund et al., filed in the United States
District Court for the District of Colorado in December, 2003, this suit was served on ASI in February, 2004; Fattah v. Invesco Advantage Health Sciences
Fund, et al., filed in the United States District Court for the District of
Colorado in December, 2003, this suit has not been served on ASI. These cases have been consolidated in multi-district litigation located in the Baltimore
Division of the United States District Court for the District of Maryland.
Consolidated amended complaints were filed in the multi-district litigation in
September, 2004, and ASI was not named as a defendant.

The Company is also aware that ASI may be a defendant designated as one of
"Does 1-500" in a suit filed in October, 2003 in the United States District
Court for the Central District of California entitled Mike Sayegh v. Janus
Capital Corporation, et al. This suit alleges that various defendants engaged in improper late trading and market timing activities in various funds also named as defendants. The complaint further alleges that such activities were in violation of California Business and Professional Code Section 17200. This suit has not been served on ASI. This suit has been included in the multi-district action, discussed above.

The Company's litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and indemnification, should not have a material adverse effect on the Company's financial position.

                                     F-27

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

12. CONTINGENCIES AND LITIGATION (continued)

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the complaints described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia
Insurance Company Ltd. (SICL) indemnification obligations to PFI and its subsidiaries under the terms of the Acquisition. Those obligations of SICL provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company
("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia
Trust. Income received from ASISI related to this agreement was $72.0 million,
$43.7 million, $19.0 million and $67.4 million for the year ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2003, respectively. These revenues are recorded as
"Asset management fees" in the Consolidated Statements of Operations and
Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia
Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This
agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated depreciation expense was $6.5 million, $4.2 million, $2.2 million, and $7.4 million for the year ended December 31,2004, and the eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended
December 31, 2002, respectively. Allocated lease expense was $9.1 million, $4.6 million, $2.0 million, $5.8 million for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.3 million, $1.2 million, $622 thousand, and $738 thousand for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended
December 31, 2002, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2005                $ 8,606  $ 2,441
                     2006                  8,586    2,400
                     2007                  8,586    2,242
                     2008                  8,586    1,816
                     2009                  7,766    1,790
                     2010 and thereafter  13,531    4,676
                                         -------  -------
                     Total               $55,661  $15,365
                                         =======  =======

Beginning in 1999, the Company was reimbursed by its affiliate American Skandia
Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were
$4.3 million, $4.9 million, $2.1 million and $8.3 million for the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively. As of
December 31, 2004 and 2003, amounts receivable under this agreement were approximately $0 and $554 thousand, respectively.

                                     F-28

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company and ASM have a written Service Agreement, approved by the
Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for
ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. This Agreement will automatically continue in effect from year to year. This Agreement may be terminated upon 30-calendar days' written notice to the other party.

The Company pays commissions and certain other fees to ASM in consideration for
ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended
December 31, 2004, eight months ended December 31, 2003, four months ended
April 30, 2003, and year ended December 31, 2002 were $222.0 million, $136.5 million, $46.0 million and $193.4 million, respectively.

Reinsurance Agreements

During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). We also entered into a 100% coinsurance agreement with Pruco
Reinsurance providing for the reinsurance of our guaranteed return option
(GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business.

Debt Agreements
Short-term borrowing
The Company had a $10.0 million short-term loan payable to ASI at December 31,
2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and a new maturity date of April 30,
2005. The total related interest expense to the Company was $232 thousand, $116 thousand, $60 thousand and $271 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively. Accrued interest payable was $46 thousand, $29 thousand and $10 thousand as of December 31, 2004, 2003 and 2002, respectively.

On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminates on December 31, 2005 and bears interest at the offered rate in the London interbank market (LIBOR) plus
0.35% per annum for the relevant interest period. Interest expense related to these borrowings was $2.6 million, $534 thousand, $56 thousand and $2.2 million for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002. As of
December 31, 2004 and December 31, 2003, $126 million and $106 million was outstanding under this credit facility. Accrued interest payable was $250 thousand and $153 thousand as of December 31, 2004 and December 31, 2003, respectively.

On March 12, 2004, the Company entered into a $45 million loan with Prudential
Funding LLC. This loan matures on March 12, 2007 and has an interest rate of
2.78%. Interest paid related to these borrowings was $248 thousand for the year ended December 31, 2004. As of December 31, 2004, $45 million was outstanding under this credit facility. Accrued interest payable was $73 thousand as of
December 31, 2004.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $678 thousand for the year ended December 31, 2004. As of
December 31, 2004, $94 million was outstanding under this credit facility.
Accrued interest payable was $95 thousand as of December 31, 2004.

Surplus notes
The Company had issued surplus notes to ASI in exchange for cash. On May 1,
2003, the Company converted all outstanding surplus notes to additional paid-in capital as part of the Acquisition. The conversion included the principal amount of $110.0 million and related interest of $32.2 million. Surplus notes outstanding as of December 31, 2002 was $110.0 million. Interest expense for the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $0, $3.0 million, and $10.9 million, respectively. Payment of interest and repayment of principal for these notes was subject to certain conditions and required approval by the Insurance
Commissioner of the State of Connecticut. At December 31, 2003 and 2002, $0 and
$29.2 million, respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

                                     F-29

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future fees payable to ASI
In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, ASI, through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the
Acquisition, the notes issued by ASI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts
(generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be
$222.6 million and $337.1 million as of December 31, 2004 and 2003, respectively.

Payments, representing fees and charges in the aggregate amount, of $122.2 million, $94.3 million, $50.5 million and $186.8 million were made by the
Company to ASI during the year ended December 31,2004, eight months ended
December 31, 2003, four months ended April 30, 2003 and year ended December 31,
2002, respectively. Related expense (income) of $12.7 million, $11.1 million,
($11.6) million and $828 thousand has been included in the Consolidated
Statements of Operations and Comprehensive Income for the year ended
December 31,2004, eight months ended December 31, 2003, four months ended
April 30, 2003 and year ended December 31, 2002, respectively.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the
Purchase Agreement subject to certain terms and conditions.

The present values of the transactions as of the respective effective date were as follows (dollars in thousands):

                   Closing  Effective   Contract Issue   Discount Present
       Transaction  Date      Date          Period         Rate    Value
       ----------- -------- --------- ------------------ -------- -------
         1997-1     7/23/97   6/1/97    3/1/96 - 4/30/97    7.5%   58,767
         1998-1     6/30/98   6/1/98    1/1/97 - 5/31/98    7.5%   61,180
         1998-2    11/10/98  10/1/98    5/1/97 - 8/31/98    7.0%   68,573
         1998-3    12/30/98  12/1/98   7/1/96 - 10/31/98    7.0%   40,128
         1999-1     6/23/99   6/1/99    4/1/94 - 4/30/99    7.5%  120,632
         1999-2    12/14/99  10/1/99   11/1/98 - 7/31/99    7.5%  145,078
         2000-1     3/22/00   2/1/00    8/1/99 - 1/31/00    7.5%  169,459
         2000-2     7/18/00   6/1/00    2/1/00 - 4/30/00   7.25%   92,399
         2000-3     1/18/01  12/1/00   5/1/00 - 10/31/00   7.25%  107,139
         2000-4    12/28/00  12/1/00   1/1/98 - 10/31/00   7.25%  107,291
         2002-1     4/12/02   3/1/02  11/1/00 - 12/31/01   6.00%  101,713

                                     F-30

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to ASI as of December 31, 2004, according to a revised amortization schedule, are as follows (in thousands):

                               Year          Amount
                               ----         ---------
                               2005         $  87,446
                               2006            64,619
                               2007            36,361
                               2008            11,421
                               2009               750
                                            ---------
                               Total        $ 200,597
                                            =========

Inter-affiliate Asset Purchase
During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company
purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of
$(0.9) million. The fixed maturity investments are categorized in the Company's consolidated balance sheet as fixed maturities available -for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

The Company entered into an eleven-year lease agreement for office space in
Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2004, and the eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 was $2.9 million,
$1.7 million, $899 thousand and $2.6 million, respectively. Sub-lease rental income was $455 thousand, $297 thousand, $129 thousand and $227 thousand for the year ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and years ended December 31, 2002. Future minimum lease payments and sub-lease receipts per year and in aggregate as of
December 31, 2004 are as follows (in thousands):

                                          Lease   Sub-Lease
                                         -------- ---------
                     2005                $  3,040   $ 190
                     2006                   3,041       -
                     2007                   3,053       -
                     2008                   3,187       -
                     2009                   3,187       -
                     2010 and thereafter    6,109       -
                                         --------   -----
                     Total               $ 21,617   $ 190
                                         ========   =====

15. EMPLOYEE BENEFITS

On July 1, 2003, the Company's employees transitioned from SICL's benefit plans to Prudential Financial's. Prudential Financial sponsors a noncontributory defined benefit pension plan that covers substantially all of the Company's employees. Benefits are generally based on career average earnings and credited length of service. Prudential Financial's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

Prudential plans also provide certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. The health-care plan is contributory; the life insurance plan is noncontributory.

The costs relating to the aforementioned benefit plans amounted to $7.2 million and $3.1 million for the twelve months ended December 31, 2004 and eight months ended December 31, 2003, respectively.

                                     F-31

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

15. EMPLOYEE BENEFITS (continued)

Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002 were ($70) thousand, $425 thousand and $719 thousand, respectively. Company contributions to this plan on behalf of the participants were $4 thousand, $896 thousand and $921 thousand for the eight months ended
December 31, 2003, four months ended April 30, 2003, and years ended
December 31, 2002, respectively.

Prior to July 1, 2003, the Company had a deferred compensation plan, which is available to the field marketing staff and certain other employees. (Income)
expenses related to this program for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and the year ended December 31, 2002 were ($116) thousand, ($41) thousand, $279 thousand and $3.5 million, respectively. Company contributions to this plan on behalf of the participants were $27 thousand, $126 thousand and $5.3 million for the eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively.

The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the
Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand, $1.2 million and $7.1 million as of December 31, 2004, 2003 and 2002, respectively. (Income)
expenses related to these programs for the twelve months ended December 31,
2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002 were $3 thousand, ($468) thousand, $249 thousand and $1.5 million, respectively. Payments under these programs were
$1.1 million, $1.0 million, $4.7 million, and $8.0 million for the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003 and year ended December 31, 2002, respectively.

16. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

17.SEGMENT REPORTING

Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS No. 131, "Disclosures about Segments of an Enterprise and
Related Information," and the Company does not anticipate that they will be so in the future due to changes in the Company's strategy to focus on its core variable annuity business.

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31,
2004 and 2003 are summarized in the table below:

                                                             Three months ended (Successor)
                                                      --------------------------------------------
                                                      March 31   June 30  September 30 December 31
                                                      --------- --------- ------------ -----------
                                                                     (in thousands)
2004
Total revenues                                        $ 140,459 $ 142,537  $ 138,119    $ 154,467
Total benefits and expenses                             101,440   106,263    101,229      122,650
Income (loss) from operations before income taxes and
  cumulative effect of accounting change                 39,019    36,274     36,890       31,817
Net income (loss)                                         9,807    25,803     29,508       24,785

                                     F-32

American Skandia Life Assurance Corporation

Notes to Consolidated Financial Statements

18.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (continued)

                                                       Predecessor                    Successor
                                                  ---------------------- ------------------------------------
                                                  Three months One month Two months Three months Three months
                                                     ended       ended     ended       ended        ended
                                                    March 31   April 30   June 30   September 30 December 31
                                                  ------------ --------- ---------- ------------ ------------
                                                                        (in thousands)
2003
Total revenues                                     $ 104,470   $ 30,059   $ 89,807   $ 126,498    $ 133,294
Total benefits and expenses                          124,243     11,036     52,837      72,227       83,278
(Loss) income from operations before income taxes    (19,773)    19,023     36,970      54,271       50,016
Net (loss) income                                    (11,554)    19,348     25,184      37,183       28,489

                                     F-33

NOTE:

Other than as set forth herein, this Post-Effective Amendment No. 12 to the Registration Statement does not amend or delete any other portion of Part C that was filed with the SEC on April 18, 2005 as part of Post-Effective Amendment No. 9.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits:

(b)	Exhibits are attached as indicated.

(10)

(a)	Consent of Pricewaterhouse Coopers LLP	Filed Herewith

(b)	Consent of Ernest & Young LLP	Filed Herewith

Asap3

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 9th day of February, 2006.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B Registrant

By: American Skandia Life Assurance Corporation

By:	/s/ ROBIN WAGNER
Robin Wagner, Vice President, Corporate Counsel

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION Depositor

By:	/s/ ROBIN WAGNER
Robin Wagner, Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
(Principal Executive Officer)

DAVID R. ODENATH* David R. Odenath	Chief Executive Officer and President	February 9, 2006

(Principal Financial Officer and Principal Accounting Officer)

MICHAEL BOHM* Michael Bohm	Executive Vice President and Chief Financial Officer	February 9, 2006

(Board of Directors)

JAMES AVERY* James Avery		HELEN GALT* Helen Galt

RONALD JOELSON* Ronald Joelson	DAVID R. ODENATH* David R. Odenath

C. EDWARD CHAPLIN* C. Edward Chaplin	BERNARD J. JACOB* Bernard J. Jacob

By:	/s/ ROBIN WAGNER
Robin Wagner

*	Executed by Robin Wagner on behalf of those indicated pursuant to Power of Attorney